As filed with the Securities and Exchange Commission on October 15, 2012
Investment Company Act File No. 811-10083

U.S.  SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  Pre-Effective Amendment No.  _____  [ ]  Post-Effective Amendment No.  ______

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
(Exact Name of Registrant as Specified in Charter)

225 High Ridge Road
Stamford, CT 06905
(Address of Principal Executive Offices)
(203) 975-4063
(Registrant’s Telephone Number, Including Area Code)

c/o Steven L. Suss
Bank of America Capital Advisors LLC
225 High Ridge Rd.
Stamford, CT 06905
(Name and Address of Agent for Service)

Copy to:

Kenneth S. Gerstein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
__________________________________________________________________

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Units of Limited Liability Company Interests	$396,100,000	$54,028.04

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI 2), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE 2), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

225 High Ridge Road
Stamford, CT  06905

Dear Member:

On behalf of the Boards of Managers (each, and collectively, the "Board") of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC (each of the foregoing, a "Merger Fund," and collectively, the "Merger Funds") and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the "Master Fund," and together with the "Merger Funds," the "Funds"), it is my pleasure to invite you to attend a joint special meeting (the "Meeting") of members of the Funds ("Members").  The Meeting will be held at [11:00 a.m.] (Eastern Time) on [          ], 2012, at the offices of the Funds, [225 High Ridge Road, Stamford, Connecticut 06905].  The formal notice of the Meeting and related materials are enclosed.  The purpose of the Meeting is for Members of the Funds to vote on important proposals that affect the Funds.

At the Meeting, Members of each Merger Fund will vote on a proposal to reorganize their Merger Fund with and into the Master Fund (the "Reorganization"), pursuant to an Agreement and Plan of Merger (each, and collectively, the "Plan").  The Funds are currently configured in a master/feeder fund structure, in which each Merger Fund pursues its investment objective by investing substantially all of its assets in the Master Fund.  If the Reorganization is approved by Members of the Funds and consummated, Members of the Merger Funds would become members of the Master Fund, and the Merger Funds would cease to exist.  Also, at the Meeting, Members of the Master Fund (that is, the Merger Funds) will vote on proposals to approve the Master Fund's participation in the Reorganization, and to approve a new investment advisory agreement between Bank of America Capital Advisors LLC, the investment adviser of the Master Fund (the "Adviser"), and the Master Fund (the "New Advisory Agreement"), to become effective upon the consummation of the Reorganization.  Because each Merger Fund will "pass through" the vote on the two Master Fund proposals to its Members, Members of the Merger Funds are also being asked to vote on these proposals.  Each Merger Fund will vote its units of limited liability company interests ("Units")  of the Master Fund proportionately for and against the two Master Fund proposals in the same proportion as votes are cast by its Members on these proposals.

More about the Reorganization

The Reorganization is being proposed to consolidate funds managed by the Adviser that have substantially identical investment objectives and policies.  This consolidation is expected to result in lower expenses, and thus, benefit Members of the Merger Funds.  The Reorganization would involve the following steps:

•	each Merger Fund would merge with and into the Master Fund;
•
Members of each Merger Fund would each receive Units of the Master Fund having an aggregate net asset value equal to the net asset value of their investment in their Merger Fund as of the time of the Reorganization in exchange for their Units of their Merger Fund;

•	the Reorganization would result in the Master Fund being a single stand-alone fund; and
•	investors who are now Members of the Merger Funds would become Members of the Master Fund.

Consummation of the Reorganization with respect to any of the Funds is subject to satisfaction of all conditions to the closing of the Reorganization of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC ("Excelsior TI") and Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC ("Excelsior TE"), including the approval of the Plan by Members of Excelsior TI and Excelsior TE.  If the Members of either of those Merger Funds do not approve the Plan, or any other condition to the consummation of the Reorganization with respect to those Merger Funds is not satisfied (or waived), the Reorganization will not be effected with respect to any of the Funds.  If Members of either Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC ("Excelsior TI 2") or Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC ("Excelsior TE 2") do not approve the Plan (or any conditions to the Reorganization with respect to those Funds is not satisfied or waived), but the Reorganization with respect to Excelsior TI and Excelsior TE is approved by Members of those Merger Funds and subsequently consummated, it is expected that Excelsior TI2 and Excelsior TE 2, as applicable, initially will remain as a feeder fund into the Master Fund and that the Board will consider the liquidation of such Fund(s).

The Board of each of the Funds has approved the Reorganization and believes that consummation of the Reorganization would be in the best interests of each Fund and its Members.

You will not incur any sales loads or other transaction charges as a result of the Reorganization.

More about the New Advisory Agreement

The terms of the New Advisory Agreement are substantially identical to the terms of the current investment advisory agreement between the Master Fund and the Adviser (the "Current Advisory Agreement"), with the exception of the addition of certain services to be provided to the Master Fund by the Adviser (which the Adviser is currently providing to the Merger Funds pursuant to management agreements with the Merger Funds) and a change in the fee payable by the Master Fund to the Adviser from an annual rate of 1.00% of the Master Fund's net assets to an annual rate of 1.50% of the Master Fund's net assets.  However, as described in the enclosed Prospectus/Proxy Statement, the rate of the fee payable under the New Advisory Agreement will be the same as the combined rate of the management and investment advisory fees currently paid directly and indirectly by the Merger Funds.

The Board unanimously recommends that you vote to approve the Plan and the New Advisory Agreement.

The enclosed Prospectus/Proxy Statement, which you should read carefully, provides you with detailed information about the proposals and solicits your proxy to be voted on the proposals at the Meeting.

You may vote at the Meeting, with respect to the proposals applicable to your Fund and the Master Fund, if you were a Member of record of the Fund, as of the close of business on [     ], 2012.  If you attend the Meeting, you may vote in person.  If you would like to attend the Meeting, you may obtain directions by calling 1-866-637-2587.  However, whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone.  (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.)  If you vote by Internet or by telephone, you do not need to mail your proxy card.  If after voting you want to change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

Please call us at [1-866-637-2587] if you have any questions regarding voting procedures.

It is important that your vote be represented.  Please mark, sign and date the enclosed proxy card and return it in the envelope provided by mail or vote using the Internet or touch-tone telephone.

Thank you for your confidence and support.

Very truly yours,

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI), LLC

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE), LLC

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI 2), LLC

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE 2), LLC

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

/s/ Spencer N. Boggess
	Name:	Spencer N. Boggess
	Title:	Chief Executive Officer

[ ], 2012

YOUR VOTE IS IMPORTANT.  PLEASE VOTE BY RETURNING YOUR PROXY CARD PROMPTLY (OR BY FOLLOWING THE ALTERNATIVE VOTING METHODS DESCRIBED IN THE ENCLOSED PROSPECTUS/PROXY STATEMENT).  ANY MEMBER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO MARK, SIGN AND DATE THE PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Question and Answers

At the Joint Special Meeting of Members of the Funds to be held on [   ], 2012, Members of the Funds will have the opportunity to vote on important proposals relating to the Funds.  We recommend that you carefully read the enclosed Prospectus/Proxy Statement, which describes the proposals in detail.  The following "Questions and Answers" are provided as a supplement to the Prospectus/Proxy Statement and to answer questions you may have.

Why are the Funds holding a Joint Special Meeting of Members?

The Joint Special Meeting of Members is being called to vote on: (1) the Reorganization of your Fund and the other Merger Funds into the Master Fund, pursuant to an Agreement and Plan of Merger; and (2) the approval of a New Advisory Agreement for the Master Fund that would become effective when the Reorganization is consummated.  As a result of the Reorganization, you will no longer be a Member of your Merger Fund and will become a Member of the Master Fund.

Why is the Reorganization being proposed?

The Reorganization is being proposed to consolidate the Funds, which currently consist of five closed-end funds in a master/feeder fund structure, into a single fund.  The Master Fund will be the surviving company of the Reorganization and will continue to invest its assets in accordance with the same investment program as is now in effect.  The Reorganization was approved by the Board because, based on information provided by the Adviser, it is expected that the Reorganization will provide the following primary benefits to Members:

●
To the extent the Merger Funds combine into the Master Fund and Members of the Merger Funds become members of a single, larger combined fund, it is expected that Members of the Master Fund will benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of such Members' expenses.

●
The Reorganization will facilitate a more concentrated selling effort for a single fund (i.e., the Master Fund), as opposed to marketing substantially identical products with identical investment objectives (i.e., the Merger Funds) as is currently the case.

How will the approval of the Plan affect me as a Member of a Merger Fund?

If the Reorganization is effected, you will become a Member of the Master Fund and will receive Units of the Master Fund having a value equal to the value of your investment in your Merger Fund.

Why am I being asked to approve a New Advisory Agreement between the Master Fund and the Adviser?

The Board of the Master Fund has approved a New Advisory Agreement with the Adviser, to become effective upon the consummation of the Reorganization.  To become effective, the New Advisory Agreement must be approved by the Merger Funds, as Members of the Master Fund.  Each Merger Fund will provide its Members the opportunity to vote on this proposal and will vote on this proposal in the same proportion as votes are cast by Members of the Merger Fund.

How will the approval of the New Advisory Agreement affect me as a Member of a Fund?

With the exception of the addition of certain services to be provided to the Master Fund by the Adviser (which the Adviser is currently providing to the Merger Funds pursuant to management agreements with the Merger Funds) and the change in the fee described below, the terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement.  The annual fee payable by the Master Fund under the New Advisory Agreement will be computed at the annual rate of 1.50% of the Master Fund's net assets, rather than at an annual rate of 1.00% of the Master Fund's net assets, which is the fee payable under the Current Advisory Agreement.  The fee increase is being proposed in light of the proposed Reorganization to reflect the fact that the Adviser will be required to provide various additional services to the Master Fund after the Reorganization because Members of the Merger Funds, along with new investors, will invest directly in and hold Units of the Master Fund.  Each Merger Fund currently pays the Adviser an annual management fee of 0.50% of the Fund's net assets, in addition to bearing a pro rata portion of the fee payable by the Master Fund under the Current Advisory Agreement (making the current effective rate of fees directly and indirectly paid by the Merger Funds to the Adviser 1.50%).  If the Reorganization is consummated and the New Advisory Agreement approved, services that were previously provided to the Merger Funds by the Adviser under its management agreements with the Merger Funds will be provided by the Adviser under the New Advisory Agreement, and the management agreements will be terminated.  Thus, the fee payable under the New Advisory Agreement will approximate the investment advisory and management fees currently borne by the Merger Funds.

What if the Reorganization or the New Advisory Agreement is not approved by Members of one or more Merger Funds?

Consummation of the Reorganization with respect to any of the Funds is subject to satisfaction of all conditions to the closing of the Reorganization of Excelsior TI and Excelsior TE, including the approval of the Plan by Members of Excelsior TI and Excelsior TE.  If the Members of either of those Merger Funds do not approve the Plan, or any other condition to the consummation of the Reorganization with respect to those Merger Funds is not satisfied (or waived), the Reorganization will not be effected with respect to any of the Funds.  If Members of either Excelsior TI 2 or Excelsior TE 2 do not approve the Plan (or any conditions to the Reorganization with respect to those Funds is not satisfied or waived) but the Reorganization with respect to Excelsior TI and Excelsior TE is approved by Members of those Merger Funds and subsequently consummated, it is expected that Excelsior TI2 and Excelsior TE 2, as applicable, initially will remain as a feeder fund into the Master Fund and that the Board will consider the liquidation of such Fund(s).

If the New Advisory Agreement is not approved by Members, the Reorganization will not be effected and the New Advisory Agreement will not become effective.  In such event, all of the Funds will continue to operate as they do now and the Adviser will continue to provide investment advisory services to the Master Fund pursuant to the Current Advisory Agreement.

How does the Board recommend that I vote?

The Board has carefully considered each of the proposals that will be voted on at the Meeting and unanimously recommends that you vote "For" approval of the Plan and "For" approval of the New Advisory Agreement.

How can I vote?

Whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone.  (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.)  If you attend the Meeting, you may vote in person.

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI 2), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE 2), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

225 High Ridge Road
Stamford, CT  06905

NOTICE OF JOINT SPECIAL MEETING OF MEMBERS
To be held on [  ], 2012

To the Members:

NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of members ("Members") of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC (each of the foregoing, a "Merger Fund," and collectively, the "Merger Funds") and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the "Master Fund," and together with the "Merger Funds," the "Funds") has been called by the Board of Managers of each of the Funds (each, and collectively, the "Board") and will be held on [      ], 2012, at [   ], Eastern Time, at the offices of the Funds, 225 High Ridge Road, Stamford, Connecticut 06905.

The Meeting is being called for the following purposes:

1.	To approve an Agreement and Plan of Merger on behalf of each Merger Fund providing for the merger of that Merger Fund with and into the Master Fund.

2.	To approve an Agreement and Plan of Merger on behalf of the Master Fund providing for the merger of each Merger Fund with and into the Master Fund.

3.	To approve on behalf of the Master Fund a new investment advisory agreement between the Master Fund and Bank of America Capital Advisors LLC.

4.	To act on such other business as may properly come before the Meeting or any adjournment thereof.

You may vote at the Meeting, with respect to the proposals applicable to your Fund and the Master Fund, if you were a Member of record of the Fund as of the close of business on [    ], 2012.  If you attend the Meeting, you may vote in person.  If you would like to attend the Meeting, you may obtain directions by calling 1-866-637-2587. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone.  Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted "For" each of the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.

The Prospectus/Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

The Funds will furnish, without charge, copies of their most recent annual reports to Members upon request.  To request a copy, please call 1-866-637-2587 or write to the Funds at 225 High Ridge Road, Stamford, Connecticut 06905.  You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC") (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail:  publicinfo@sec.gov, or (v) by Internet:  www.sec.gov.

If you have any questions, please call the Funds at 1-866-637-2587.

By Order of the

Boards of Managers

[                   ], 2012

Each Member's vote is important.  The Meeting may be adjourned, with respect to one or more Funds, without conducting any business if a quorum is not present.  In that event, those Funds will continue to solicit proxies in an attempt to obtain a quorum.

Your vote could be critical to enable the Funds to hold the Meeting as scheduled, so please vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone.  Please see your proxy card for additional instructions on how to vote.

PROSPECTUS OF

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

Dated [           ], 2012

AND PROXY STATEMENT OF

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI 2), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE 2), LLC
EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

225 High Ridge Road
Stamford, CT  06905
1-866-637-2587

(together, the "Prospectus/Proxy Statement")

This Prospectus/Proxy Statement solicits proxies to be voted at a joint special meeting (the "Meeting") of members ("Members") of each of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC (each of the foregoing, a "Merger Fund," and collectively, the "Merger Funds") and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the "Master Fund," and together with the "Merger Funds," the "Funds").  The Meeting has been called by the Boards of Managers of the Funds (each, and collectively, the "Board") to vote on proposals to reorganize the Merger Funds with and into the Master Fund (the "Reorganization"), pursuant to an Agreement and Plan of Merger (each, and collectively, the "Plan"),  and to approve a new investment advisory agreement between Bank of America Capital Advisors LLC, the investment adviser of the Master Fund (the "Adviser"), and the Master Fund (the "New Advisory Agreement").  Your proxy may also be voted at any adjournment of the Meeting.

In addition to soliciting proxies by mail, officers of the Adviser and personnel of the Adviser's affiliates may solicit proxies by telephone or in person, without special compensation.  The Adviser has retained Broadridge, a third party solicitor, to solicit proxies from members of each Fund ("Members").  Broadridge may solicit proxies in person, by Internet or by telephone.  The fee and expenses of the proxy solicitor, as well as all other costs associated with the solicitation of proxies and of the Meeting, are being paid by the Merger Funds.  The Funds expect to pay approximately $[     ] to Broadridge in connection with the solicitation.

If the Reorganization of a Merger Fund is approved by its Members, the Merger Fund would merge with and into the Master Fund and Members of that Merger Fund would receive units of limited liability company interests ("Units") of the Master Fund.  This proposal is further described under "Proposals 1 and 2: To Approve an Agreement and Plan of Merger" below.

Approval of the New Advisory Agreement is being sought in connection with the Reorganization.  If approved by Members of the Master Fund, the New Advisory Agreement will be effected when the Reorganization is consummated.  Even if Members of the Funds approve the Reorganization, it  will not be consummated if Members of the Master Fund do not approve the New Advisory Agreement.  This proposal is further described under "Proposal 3: To Approve a New Investment Advisory Agreement" below.

The principal office and telephone number of the each of the Funds is 225 High Ridge Road, Stamford, Connecticut 06905 and [1-866-637-2587].  The Adviser serves as the investment adviser of the Master Fund, in which each Merger Fund invests substantially all of its assets, and also serves as the management services provider of the Merger Funds.  Each Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

This Prospectus/Proxy Statement gives you information about an investment in the Master Fund and about other matters that you should know before voting and investing.  You should retain it for future reference.  A statement of additional information dated [         ], 2012 (the "Statement of Additional Information"), relating to this Prospectus/Proxy Statement, containing more information about the Funds and the Reorganization, has been filed with the U.S. Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference.  The Statement of Additional Information is available without charge by calling [1-866-637-2587], or by writing to the Funds c/o 225 High Ridge Road, Stamford, Connecticut 06905.

This Prospectus/Proxy Statement is first being mailed to Members on or about [   ], 2012.

All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein.  If no instructions are marked, proxies will be voted "For" each of the proposals and will be voted in accordance with the judgment of the persons appointed as proxies on any other matter that may properly come before the Meeting or any adjournment thereof.  Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted.  Proxies voted by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.  In addition, any Member who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  See "Proxy Voting and Member Meeting Information – May I revoke my proxy?"

If a quorum is not present at the Meeting, with respect to one or more Funds, or if a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting, with respect to those Funds, to permit further solicitation of proxies.  See "Proxy Voting and Member Meeting Information – How will Member voting be handled."

The close of business on [    ], 2012 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

Members of the Funds are entitled to one vote with respect to each Unit held by the Member as of the Record Date (and a proportionate fractional vote in the case of a fractional Unit).  Members may only vote on proposals affecting their Fund and the Master Fund.  As of the close of business on the Record Date, the number of Units outstanding of each Fund was as follows:

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC	[ ]

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC	[ ]

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC	[ ]

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC	[ ]

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	[ ]

Copies of the Funds' most recent annual reports are available upon request, without charge, by calling 1-866-637-2587 or by writing to the Funds at 225 High Ridge Road, Stamford, Connecticut 06905.  You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC") (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail:  publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

Information regarding persons known to own five percent or more of the Units of the Funds and information regarding the ownership of Units of the Merger Funds by Managers of the Funds is contained in Exhibit G.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Members to Be Held on [   ], 2012

The following materials and information relating to this Prospectus/Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card:  (i) the Prospectus/Proxy Statement and accompanying Notice of Joint Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of each Fund's Annual Report to Members for the fiscal year ended March 31, 2012.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PROSPECTUS/PROXY STATEMENT

Investment Management Team	43
Administration and Other Services	43
Fees and Expenses	44
Regulatory Matters	45
Description of Units	45
Repurchases of Units	46
Transfers of Units	47
Determination of Net Asset Value	47
Dividends and Distributions	48
Certain Aspects of U.S. Fedreal Income Taxation	48
Additional Information	49

PROPOSAL 3: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT	50

Introduction	50

1940 Act Requirements	51

The Adviser	51

Description of the New Advisory Agreement and Current Advisory Agreement	52

Board Considerations	55

Required Vote	56

Additional Information	56

PROXY VOTING AND MEMBER MEETING INFORMATION	58
How will solicitations be made?	58
How will Member voting be handled?	58
How do I ensure my vote is accurately recorded?	59
May I revoke my proxy?	59
What other matters will be voted upon at the Meeting?	59
Who is entitled to vote?	59
Who will pay the expenses of soliciting proxies?	60
How do I submit a member proposal?	60

Other Matters and Additional Information	61

Principal Holders of Unit	62

EXHIBITS

Exhibits A - Form of Agreement and Plan of Merger
Exhibits B - Form of New Advisory Agreement
Exhibits C - Investment Strategies of the Funds and Related Risks

Exhibits D - Comparison of Investment Restrictions
Exhibits E - Repurchase and Transfer of Units of the Master Fund
Exhibits F - Limited Liability Company Agreement of the Master Fund
Exhibits G - Principal Holders of Units as of [ ]

PROPOSALS 1 AND 2: TO APPROVE AN AGREEMENT AND PLAN OF MERGER

At the Meeting, Members of each of the Funds will vote on a proposal to approve an Agreement and Plan of Merger (each, and collectively, the "Plan") that will have the effect of reorganizing the Merger Funds into the Master Fund (the "Reorganization").  Under the Plan, the Members of the Merger Funds would become Members of the Master Fund and the Merger Funds would cease to exist.

The Reorganization is being proposed to consolidate the Funds, which currently consist of five closed-end funds in a master/feeder fund structure, into a single fund.  The Master Fund will be the surviving company of the Reorganization and will continue to invest its assets in accordance with the same investment program as is now in effect.  The Reorganization was approved by the Board of Managers of each Fund (each, and collectively, the "Board") because, based on information provided by the Adviser, it is expected that the Reorganization will provide the following primary benefits to Members:

●
To the extent the Merger Funds combine into the Master Fund and Members of the Merger Funds become members of a single, larger combined fund, it is expected that Members of the Master Fund will benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of such Members' expenses.  In addition, Members will no longer bear various expenses now being incurred by the Merger Funds.

●
The Reorganization will facilitate a more concentrated selling effort for a single fund (i.e., the Master Fund), as opposed to marketing substantially identical products with identical investment objectives (i.e., the Merger Funds) as is currently the case.

The Plan is subject to the approval of Members of each of the Funds voting separately.  Members of each Merger Fund are being asked to vote on the Plan with respect to the participation of their Merger Fund in the Reorganization (Proposal 1).  Members of the Master Fund (that is, the Merger Funds) are also required to approve the Plan with respect to the Master Fund (Proposal 2).  Each Merger Fund will vote its Units of the Master Fund proportionately for and against approval of the Plan for the Master Fund in the same proportion as votes are cast by its Members on the proposal.  The information that follows applies to both Proposals 1 and 2.

The Master Fund was organized on July 6, 2000 and commenced operations on October 1, 2000.  As of March 31, 2012, the net assets of the Master Fund was $387,715,802.  Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC ("Excelsior TI"), Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC ("Excelsior TE"), Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC ("Excelsior TI 2") and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC ("Excelsior TE 2") commenced operations on April 23, 2007, July 1, 2007, July 1, 2010 and April 1, 2010, respectively.  As of March 31, 2012, the net assets of Excelsior TI, Excelsior TE,  Excelsior TI 2 and Excelsior TE 2 were $220,626,106, $154,036,432, $6,665,296 and $8,633,987, respectively.

At a joint meeting of the Funds' Board held on June 28, 2012, the Board, including all of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Funds (the "Independent Managers") approved the Plan substantially in the form attached to this Prospectus/Proxy Statement as Exhibit A.  The Board determined that the Reorganization is in the best interests of the Members of each of the Funds and that no dilution in value would result to the Members of any of the Funds as a result of the Reorganization.  In the Reorganization:

●	each Merger Fund would merge with and into the Master Fund;
●
Members of the Merger Funds would each receive Units of the Master Fund having an aggregate net asset value equal to the net asset value of their investment in their Merger Fund as of the time of the Reorganization in exchange for their Units of their Merger Fund;

●	the Reorganization would result in the Master Fund being a single stand-alone fund; and
●	investors who are now Members of the Merger Funds would become Members of the Master Fund.

Because the Merger Funds currently pursue their investment objectives by investing their assets in the Master Fund, Members will continue to participate in the same investment program if the Reorganization is consummated.

Consummation of the Reorganization with respect to any of the Funds is subject to satisfaction of all conditions to the closing of the Reorganization of Excelsior TI and Excelsior TE, including the approval of the Plan by Members of Excelsior TI and Excelsior TE.  If the Members of either of those Merger Funds do not approve the Plan, or any other condition to the consummation of the Reorganization with respect to those Merger Funds is not satisfied (or waived), the Reorganization will not be effected with respect to any of the Funds.  If Members of either Excelsior TI 2 or Excelsior TE 2 do not approve the Plan (or any conditions to the Reorganization with respect to those Funds is not satisfied or waived), but the Reorganization with respect to Excelsior TI and Excelsior TE is approved by Members of those Merger Funds and subsequently consummated, it is expected that Excelsior TI2 and Excelsior TE 2, as applicable, initially will remain as a feeder fund into the Master Fund and that the Board will consider the liquidation of such Fund(s).

Summary

This is only a summary of certain information contained in the Prospectus/Proxy Statement.  You should read the complete information contained in the rest of this Prospectus/Proxy Statement, including the form of Plan (attached as Exhibit A).

What is the purpose of the Proposals?

The Reorganization is intended to consolidate the Fund complex.  The Merger Funds, as feeder funds, currently pursue their investment objectives by investing substantially all their assets in the Master Fund.  The Adviser serves as the investment adviser of the Master Fund and the management services provider of the Merger Funds.  If the Reorganization is effected, the Merger Funds will merge with and into the Master Fund and Members of the Merger Funds will become members of a single, larger combined fund which is expected to have lower annual expenses per Unit than the annual per Unit expenses now borne by Members of the Merger Funds (including expenses of the Master Fund such Members currently bear indirectly as a result of the Merger Funds investing in the Master Fund), assuming the total assets of the Master Fund do not decline significantly from their current level.  Thus, the Reorganization should result in a cost savings to Members.  (See "What are the fees and expenses of each Fund and what might they be after the Reorganization?" below.)  It also is expected that the Reorganization will facilitate a more concentrated selling effort insofar as the proposed placement agent of Units of the Master Fund, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Placement Agent"), which currently serves as the placement agent of Units of each of the Merger Funds, and its personnel will be able to focus their marketing efforts on selling one Fund (i.e., the Master Fund) rather than four substantially similar funds (i.e., the Merger Funds) as presently is the case.  The Adviser believes that this should foster the sale of Units to new investors and, in turn, increase the likelihood of a further reduction in expenses if assets of the Master Fund increase, which would permit expenses of the Master Fund to be spread across a larger asset base, to a greater extent than would be the case absent the Reorganization.

The current master/feeder fund structure of the Funds was implemented in 2007 primarily to enable both U.S. taxable investors and U.S. tax-exempt investors to participate in the investment returns of a single investment portfolio (i.e., the Master Fund).  The use of this structure was needed to address an adverse tax consequence affecting U.S. tax-exempt investors that would arise if such investors were to invest in a fund treated as a partnership for U.S. tax purposes.  However, effective January 1, 2012, the Merger Funds and the Master Fund each elected to be classified as associations taxable as corporations and each intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") for 2012 and subsequent calendar years.  Because the Funds are now taxed as RICs and not as partnerships, no adverse tax consequence would arise from the direct investment by U.S. tax-exempt investors in the same Fund as U.S. taxable investors.  Primarily for this reason, the continued use of a master/feeder fund structure is no longer necessary.  This structure is also no longer needed because two of the Merger Funds (Excelsior TI 2 and Excelsior TE 2) were established solely to facilitate the ability of the Placement Agent to receive a quarterly servicing fee (the "Servicing Fee") with respect to investments in Excelsior TI 2 and Excelsior TE 2 made by its brokerage customers, at an annualized rate of 0.25% of the net assets of the applicable Fund, and the Placement Agent is now willing to forgo this fee.

How will the Reorganization be effected?

The Board has approved the Plan on behalf of each of the Funds and recommends that Members of each of the Funds vote to approve the Plan.  If the Members of each of the Funds approve the Plan and the Reorganization is effected, each Merger Fund would merge with and into the Master Fund, pursuant to Section 18-209(b) of the Delaware Limited Liability Company Act and Members of the Merger Funds would receive Units of the Master Fund having an aggregate net asset value equal to the value of their investments in their Merger Fund as of the time of the Reorganization and would be admitted as Members of the Master Fund.  The Merger Funds would cease to exist and the Master Fund would remain as a single stand-alone fund.

If approved by Members, the Reorganization will occur on a date agreed to by the Funds (the "Closing Date"), which is currently expected to be [December 31, 2012], subject to satisfaction of various conditions set forth in the Plan.

For the reasons set forth below under "Reasons for the Reorganization and Board Considerations," the Board has concluded that the Reorganization is in the best interests of each of the Funds.  The Board has also concluded that no dilution in value would result to the Members of any of the Funds as a result of the Reorganization.

How do the investment objectives, strategies and policies of the Merger Funds and the Master Fund compare?

Like the Merger Funds, the Master Fund is a non-diversified, closed-end management investment company managed by the Adviser.  The investment objective of each Merger Fund is identical to the investment objective of the Master Fund, as noted in the following chart:

Investment Objective Comparison
Excelsior TI, Excelsior TE, Excelsior TI 2, Excelsior TE 2	Master Fund
Capital appreciation	Capital appreciation

The Merger Funds pursue their investment objectives by investing substantially all of their investable assets in the Master Fund.  The Master Fund pursues its investment objective principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds ("Investment Funds"), managed by a select group of alternative asset managers ("Investment Managers"), that primarily invest or trade in a wide range of equity and debt securities, with the objective of significantly lowering the risk (volatility) from that which would be associated with investing with any single Investment Manager.  Upon the consummation of the Reorganization, the Master Fund would continue to pursue its investment objective of capital appreciation by investing in Investment Funds in accordance with its current investment program, policies and restrictions.

For further information about the investment objectives and policies of the Merger Funds, see "Comparison of Investment Objectives, Strategies, Policies and Risks" below.

What are the general tax consequences of the Reorganization?

It is expected that Members of the Merger Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their Units of the Merger Funds for Units of the Master Fund pursuant to the Reorganization. You should, however, consult your tax adviser regarding the effect, if any, that the Reorganization may have on you in light of your individual circumstances. See "Information About the Reorganization – What are the tax consequences of the Reorganization?"

Who manages the Merger Funds and the Master Fund?

Oversight of the business and affairs of each Merger Fund and the Master Fund is the responsibility of the Board.  The Board selects officers of the Merger Funds or the Master Fund, as applicable, who are responsible for the day-to-day operations of the Merger Funds and the Master Fund.  Each of the officers for the Merger Funds serves in the same role for the Master Fund.

The Adviser manages the assets of the Master Fund and makes all investment decisions.  It will continue to serve as the investment adviser of the Master Fund after the Reorganization.  The Merger Funds do not have an investment adviser because they pursue their investment objective by investing substantially all of their assets in the Master Fund.  However, the Adviser provides various management-related services to the Merger Funds pursuant to separate management agreements (each, a "Management Agreement").  The Adviser's principal offices are located at 225 High Ridge Road, Stamford, Connecticut  06905.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Board approved the renewal of the Master Fund's current investment advisory agreement (the "Current Advisory Agreement") for an additional annual period on June 28, 2012, and a discussion of the basis for this approval will be included in the semi-annual report to Members of the Master Fund for the six months ended September 30, 2012, which will be mailed to Members of the Master Fund on or shortly before November 29, 2012.

The Reorganization will not cause any management changes.  The Master Fund's portfolio is currently, and will continue to be after the Reorganization, overseen by, Spencer N. Boggess.  Mr. Boggess serves as Chief Investment Officer for Merrill Lynch's Wealth Management hedge fund research and investment group, chairs the Hedge Fund Investment Committee and serves as a member of the Private Equity Investment Committee. Mr. Boggess also serves as an officer of the Adviser.  Subsequent to the acquisition by Bank of America Corporation ("Bank of America") of U.S. Trust Company ("U.S. Trust") in 2007 and Merrill Lynch in 2008, he assumed responsibility for the combined hedge fund platform and analyst team. Previously, he served as Co-Director of Research at CTC Consulting, then a subsidiary of U.S. Trust providing advisory services to ultra-high net worth families, and had been a Principal at Winston Partners, a Washington, DC-based alternative investment firm.  Mr. Boggess received his BA from the University of Virginia and has also done graduate work at the University's Woodrow Wilson School of Foreign Affairs.

How would each Fund be impacted by the consummation of the Reorganization?

If the Reorganization is consummated, each Merger Fund will cease to exist, as described above in "How will the Reorganization be effected?"  The Master Fund will become a single stand-alone fund and the Members of the Merger Funds will become Members of the Master Fund.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

The fee structure of the Master Fund upon consummation of the Reorganization would be similar to the current fee structure of the Merger Funds, with certain exceptions noted below.  The following table shows the fees and expenses that you may pay if you buy and hold Units of the Merger Funds and the Master Fund.  However, Units of the Master Fund are currently offered only to the Merger Funds and not directly to investors, and therefore no sales load (placement fee) is currently charged in connection with purchases of Units of the Master Fund.  Additionally, as described in more detail in Proposal 3, the Master Fund currently pays an advisory fee computed at the annual rate of 1.00% of its net assets, but it is proposed that this fee be increased to an annual rate of 1.50% of the Master Fund's net assets in order to reflect the services that are currently being provided by the Adviser to the Merger Funds and that will, upon the consummation of the Reorganization, be provided by the Adviser to the Master Fund.  Operating expenses shown are based on expenses incurred during the Merger Funds' and the Master Fund's fiscal years ended March 31, 2012.  The expenses below are also shown on a pro forma (estimated) basis assuming that:  (i) the Reorganization is approved by Members of each of the Funds and consummated; and (ii) the net assets of the Master Fund are $387,715,802 (which was the aggregate net assets of the Merger Funds as of March 31, 2012).

Additionally, if the Reorganization is consummated, the costs of the Reorganization, which are expected to approximate $200,000 (amounting to less than [  ]% of each Merger Fund's net asset value as of [         ], 2012), will be paid by the Merger Funds.  As shown in the table below, assuming the consummation of the Reorganization, it is expected that each Merger Fund will benefit from expense savings that will offset the allocated Reorganization expense.  These expense savings are projected to be realized within the first year after the Reorganization for each Merger Fund.

	Actual					Pro Forma	Pro Forma
	Excelsior TI	Excelsior TE	Excelsior TI 2	Excelsior TE 2	Master Fund	Master Fund*	Master Fund**
Investor Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	1.25%	1.25%	2.50%	2.50%	N/A	2.50%	2.50%
Annual Expenses (As A Percentage Of Average Net Assets)
Management Fees (2)	1.50%	1.50%	1.50%	1.50%	1.00%	1.50%	1.50%
Other Expenses (3)	0.57%	0.72%	2.43%	2.98%	0.45%	0.50%	0.52%
Acquired Fund (Investment Funds) Fees and Expenses	4.15%	4.15%	4.15%	4.15%	4.15%	4.15%	4.15%
Total Annual Expenses (4)	6.22%	6.37%	8.08%	8.63%	5.60%	6.15%	6.17%
Amount Waived Under Expense Limitation Agreement (4)	(0.01)%	(0.00)%	(1.35)%	(1.14)%	N/A	N/A	N/A
Total Annual Expenses After Expense Limitation (4)	6.21%	6.37%	6.73%	7.49%	5.60%	6.15%	6.17%
* Assumes that the Reorganization is consummated with respect to each Merger Fund.
** Assumes that the Reorganization is consummated with respect to Excelsior TI and Excelsior TE only.

(1)
In connection with initial and additional purchases of Units, investors in the Merger Funds may be charged a placement fee (sales load) (the "Placement Fee") of up to 1.25% (for Excelsior TI and Excelsior TE) or up to 2.50% (for Excelsior TI 2 and Excelsior TE 2) of the investment amount.  No Placement Fee is charged to certain types of investors.  No Placement Fee is currently charged in connection with purchases of Units of the Master Fund.  If the Reorganization is consummated, the Master Fund will charge a Placement Fee of up to 2.50%, which may be decreased or waived for certain investors.

(2)
For the figures in the "Actual" columns, includes the current advisory fee paid by the Master Fund to the Adviser (the "Advisory Fee") and the current management fee paid by each Merger Fund to the Adviser (the "Management Fee").  Currently, the Advisory Fee is a quarterly fee of 0.25% (1.00% on an annualized basis) of the net assets of the Master Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date) and is due and payable in arrears within five business days after the end of that quarter.  Currently, the Management Fee is a quarterly fee of 0.125% (0.50% on an annualized basis) of the net assets of the Merger Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date) and is due and payable in arrears within five business days after the end of that quarter. The Merger Funds pay the Management Fee as well as a pro rata portion of the Master Fund's Advisory Fee. The Master Fund currently pays only the Advisory Fee. However, as described further in Proposal 3, it is proposed that that the Advisory Fee be increased by the amount of the Management Fee to reflect the services the Adviser will provide to the Master Fund upon the Reorganization that the Adviser currently provides to the Merger Funds. The figure in the "Pro Forma" column reflects the proposed advisory fee of the Master Fund, assuming consummation of the Reorganization and approval of Proposal 3.

(3)
Includes each Fund's expenses (other than the Advisory Fee and Management Fee, as applicable) and, with respect to the Merger Funds, the Merger Funds' share of the Master Fund's operating expenses (other than the Advisory Fee), including a facility fee on a revolving line of credit with an unaffiliated financial institution.  Does not include the fees and expenses of the Investment Funds in which the Master Fund is invested in and intends to invest in, which are reflected in "Acquired Fund (Investment Funds) Fees and Expenses."  With respect to Excelsior TI 2 and Excelsior TE 2, "Other Expenses" also includes the Servicing Fee paid by such Funds to the Placement Agent.  This Servicing Fee will not be payable by the Master Fund upon consummation of the Reorganization.  With respect to the Master Fund pro forma figures, "Other Expenses" reflects the one-time costs of the Reorganization which will be paid by the Merger Funds.

(4)
Each Merger Fund is currently subject to an Expense Limitation Agreement with the Adviser.  Under the terms of the Expense Limitation Agreement, the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund (including the Merger Fund's share of the ordinary operating expenses of the Master Fund, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of the Merger Fund (including the Merger Fund's share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Fund and the Master Fund) to 1.84% per annum of the Fund's average monthly net assets with respect to Excelsior TI, 2.0% per annum of the Fund's average monthly net assets with respect to Excelsior TE, 2.34% per annum of the Fund's average monthly net assets with respect to Excelsior TI 2 and 3.0% per annum of the Fund's average monthly net assets with respect to Excelsior TE 2 (each, an "Expense Limitation"). The ordinary operating expenses of each Merger Fund and the Master Fund include the Management Fee and the Advisory Fee, respectively.  In consideration of the Adviser's agreement to limit the Merger Funds' expenses, the Merger Funds will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Merger Fund's annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed.  If the Reorganization is effected, the Adviser will waive its right to receive any amounts that would otherwise be reimbursable to it under the recapture provisions of the Expense Limitation Agreements.

If the Reorganization is consummated, the Master Fund will not be subject to an Expense Limitation Agreement with the Adviser.

Examples

The examples below are intended to help you compare, both before and after the Reorganization, the costs of investing in the Master Fund with the cost of investing in the Merger Funds.  You can also use these examples to compare the costs of the Funds with the costs of other funds with similar investment objectives.  This Example assumes that you invest $1,000 in a Fund for the time periods indicated and redeem all your Units at the end of those periods.  (Please note that the minimum investment amount is $50,000 for the Funds.)  It also assumes that your investment has a 5% return each year and that each Fund's operating expenses are as set forth in the preceding table.  Although actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Excelsior TI	$73	$193	$310	$590
Excelsior TE	$75	$197	$316	$600
Excelsior TI 2	$90	$217	$339	$627
Excelsior TE 2	$97	$236	$368	$671
Master Fund	$56	$166	$276	$543
Master Fund (Pro Forma)*	$85	$201	$315	$588
Master Fund (Pro Forma)**	$85	$201	$315	$590
* Assumes that the Reorganization is consummated with respect to each Merger Fund.
** Assumes that the Reorganization is consummated with respect to Excelsior TI and Excelsior TE only.
Because the Placement Fee for the combined Master Fund will be 2.50% (which may be decreased or waived for certain investors), which is higher than the current Placement Fee for Excelsior TI and Excelsior TE, the pro forma examples for the combined Master Fund, which take into account the Placement Fee, appear higher than the examples for Excelsior TI and Excelsior TE.  Additionally, the pro forma examples reflect the one-time costs of the Reorganization which will be paid by the Merger Funds.

These are examples only and do not represent future expenses, which may be greater or less than those shown above.

How do the performance records of the Funds compare?

As described under the section "Reasons for the Reorganization," the Board considered a number of factors when reviewing the Plan and considering the Reorganization.  Specifically, the Board considered the relative performance of the Merger Funds and the Master Fund since their inception, during which the Merger Funds and the Master Fund had substantially identical performance because each Merger Fund was invested in the Master Fund.  The Board noted that any differences in performance of the Merger Funds and the Master Fund was attributable to varying fees and expenses. Of course, a Fund's past performance is not an indication of future performance.

Where can I find more financial information about the Funds?

Each Fund's annual report contains a discussion of that Fund's performance during the past five fiscal years (or since the Fund's inception if less than five years) and shows per share information for each of the past five fiscal years, as applicable.  The Funds' annual reports are incorporated by reference into the Statement of Additional Information and are available upon request by calling the Funds toll free at 1-866-637-2587 or by visiting the SEC's website at www.sec.gov.

How do the subscription and repurchase procedures of the Funds compare?

The subscription and repurchase procedures of the Merger Funds and the Master Fund are identical, although currently only the Merger Funds are permitted to invest in the Master Fund.  Individual investors must invest in a Merger Fund.  If the Reorganization is consummated, individual investors may invest directly in the Master Fund.

For both the Merger Funds and the Master Fund, the Board may accept initial and additional subscriptions for Units as of the first day of each month.  The Board has authorized the Adviser to offer Units more or less frequently.  All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Board may accept, in its sole discretion, a subscription prior to receipt of cleared funds.  The investor must also submit a completed subscription document before the applicable subscription date.  The Board reserves the right to reject any subscription for Units and may, in its sole discretion, suspend subscriptions for Units at any time.

The minimum initial investment for all Funds is $50,000 and the minimum additional investment for all Funds is $10,000.  The minimum initial and additional investments of the Funds may be reduced by the Board.

The Placement Agent, an indirect subsidiary of Bank of America and an affiliate of the Adviser, acts as the placement agent for the Merger Funds and bears its own costs associated with its activities as placement agent.  Upon the consummation of the Reorganization, the Placement Agent will act as the placement agent for the Master Fund, on the same terms as it now serves for the Merger Funds.  The Placement Agent is not compensated by the Funds for such services.  However, in connection with initial and additional investments, investors may be charged a placement fee (sales load) (the "Placement Fee") by the Placement Agent.  No Placement Fee is charged to certain types of investors.  Currently, investors in the Merger Funds may be charged a Placement Fee of up to 1.25% (for Excelsior TI and Excelsior TE) or up to 2.50% (for Excelsior TI 2 and Excelsior TE 2) of the investment amount.  No Placement Fee is currently charged by the Master Fund.  If the Reorganization is consummated, the Master Fund will charge investors a Placement Fee of up to 2.50%, which may be decreased or waived for certain investors.

No Member of any of the Funds or other person holding Units acquired from a Member has the right to require a Fund to redeem their Units or any portion thereof.  There is no public market for Units, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by a Fund, as described below.

Each Fund from time to time offers to repurchase outstanding Units or portions thereof from its Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board, in its sole discretion.  In determining whether a Fund should offer to repurchase Units or portions thereof from Members, the Board considers various factors, including the recommendations of the Adviser.  The Adviser expects that generally it will recommend (and has, in the past, recommended) to the Board that the Funds offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter, and the Board has, in the past, authorized such repurchase offers.  Please see

Exhibit E for a summary of the terms of the Master Fund's repurchase offers (which are identical to those applicable to the Merger Funds).

What are other key features of the Funds?

The Adviser serves as the management services provider of each of the Merger Funds pursuant to Management Agreements and as the investment adviser of the Master Fund pursuant to the Current Advisory Agreement.

Under the Management Agreements, each Merger Fund pays the Adviser a quarterly Management Fee computed at the annual rate of 0.50% of the net assets of the Merger Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date).  The Master Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. In consideration of these services, the Master Fund pays the Adviser a quarterly Advisory Fee computed at the annual rate of 1.00% of the net assets of the Master Fund.  Each Merger Fund bears a pro rata portion of the Advisory Fee as an investor in the Master Fund, in addition to the Management Fee.  As described further in Proposal 3, it is proposed that that the Advisory Fee rate be increased, effective when the Reorganization is consummated, by the Management Fee rate to compensate the Adviser for the services the Adviser will provide to the Master Fund after the Reorganization that are currently provided by the Adviser to the Merger Funds under the Management Agreements.

Excelsior TI 2 and Excelsior TE 2 have also each entered into an agreement with the Placement Agent to provide (or arrange for the provision of) ongoing Member and account maintenance services with respect to Members who maintain brokerage accounts with the Placement Agent.  As consideration for these services, each of these Funds pays a quarterly Servicing Fee to the Placement Agent at an annualized rate of 0.25% of the net assets of the Fund.  The Master Fund is not a party to a Member Services Agreement and will not pay a Servicing Fee if the Reorganization is consummated.

The Funds have each elected to be classified as an association taxable as a corporation and each intends to qualify as a RIC under Subchapter M of the Code.  Members should review the section entitled "Tax Status" in the Statement of Additional Information for a discussion of the tax consequences of investing in a RIC such as the Master Fund.

Comparison of Principal Risk Factors

As with most investments, an investment in the Master Fund involves certain risks.  These risks, however, are substantially similar to the risks of investing in the Merger Funds because all of the Funds have substantially similar investment objectives, policies and restrictions. The risks of investing in the Master Fund include:

●	Members will bear the fees and expenses of the Master Fund, and will also indirectly bear the fees and expenses of the Investment Funds in which the Master Fund invests. However, investors currently bear all of these fees and expenses as Members of the

Merger Funds.

●	Investing in the Master Fund can result in loss of invested capital. Use of leverage, short sales and derivative transactions by the Investment Funds can result in significant losses to the Master Fund.

●	The Master Fund is a non-diversified fund and invests in Investment Funds that may not have diversified investment portfolios, thereby increasing investment risk.

●	There are special tax risks associated with an investment in the Master Fund because the Master Fund may be subject to taxation at the company level if it fails to qualify as a RIC. (See "Tax Status" in the Statement of Additional Information.)

●	Units are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Liquidity is provided to Members only through repurchase offers made from time to time by the Master Fund. There is no assurance that a Member tendering Units for repurchase in connection with a repurchase offer made by the Master Fund will have some or all of those Units repurchased in that repurchase offer.

●	An investor who meets the conditions imposed by the Investment Managers of the Investment Funds, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Investment Funds or with Investment Managers. By investing in the Master Fund, a Member bears a pro rata portion of the asset-based fee and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based fees or allocations and other expenses borne by the Master Fund as an investor in Investment Funds.

In addition, because the Master Fund invests in Investment Funds, the following additional risks apply to the Master Fund:

●	Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

●	An Investment Fund may, in some cases, concentrate its investments in a single industry or group of related industries. This increases the sensitivity of its investment returns to economic factors affecting that industry or group of industries. However, the Master Fund will adhere to its own investment restrictions with respect to concentration when investing in Investment Funds.

●	The Adviser receives detailed information from the Investment Manager of each Investment Fund regarding the investment performance and investment strategy of that Investment Fund. The Adviser may have little or no means of independently verifying information provided by Investment Managers and thus, may not be able to ascertain whether Investment Managers are adhering to their disclosed investment strategies and their investment and risk management policies. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks that are not anticipated by the Adviser.

●	The Master Fund relies primarily on information provided by Investment Managers in valuing its investments in Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers could indirectly adversely affect the value of Units and the amounts Members receive upon the repurchase of Units. Because Investment Funds provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Investment Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Investment Managers.

●	Investment Managers typically charge asset-based management fees, and typically also are entitled to receive performance-based allocations or fees. The Master Fund, as an investor in Investment Funds (or by retaining an Investment Manager to manage a Subadvisory Account (defined below)), will be subject to these fees and allocations, which will reduce the investment returns of the Master Fund. These fees and allocations are in addition to the Advisory Fee the Master Fund pays to the Adviser.

●	The performance-based allocations and fees to Investment Managers may create an incentive for Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based allocations or fees. In addition, because a performance-based allocation or fee is generally calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation or fee may be greater than if it were based solely on realized gains.

●	Each Investment Manager will receive any performance-based allocations or fees to which it is entitled, irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager of an Investment Fund with positive performance may receive performance-based compensation, which is borne by the Master Fund (and indirectly by Members), even if the Master Fund's overall returns are negative.

●	Investment decisions for Investment Funds are made by Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could, as an investor in those Investment Funds, incur indirectly certain transaction costs without accomplishing any net investment result.

●	To facilitate its ability to invest in Investment Funds consistent with applicable regulatory requirements, the Master Fund generally purchases non-voting securities of an Investment Fund and waives its right to vote securities of Investment Funds. In these circumstances, the Master Fund will not be able to vote on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Master Fund's investment in the Investment Fund.

●	The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain specified times. In addition, Investment Managers generally have the right to suspend or restrict, under certain circumstances, the right of investors (including the Master Fund) to withdraw capital from their Investment Funds. As a result, the Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Master Fund's investment return. The inability of the Master Fund to withdraw from one or more Investment Funds could adversely affect the ability of the Master Fund to repurchase Units from Members.

●	Investment Funds may be permitted to distribute securities in kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund.

●	Delays in Investment Manager reporting may delay reports to Members.

For a more detailed description of the risks involved with an investment in the Master Fund, please see "More Information about the Funds – Investment Strategies and Related Risks of the Master Fund."

Information about the Reorganization and the Plan

This is only a summary of the Reorganization and the Plan.  For more detailed information, you should read the form of Plan, which is attached as Exhibit A to this Prospectus/Proxy Statement and is incorporated herein by reference.

How will the Reorganization be carried out?

If the Plan is approved by Members, the Reorganization will take place subject to satisfaction of various conditions.  Under the Plan, each Merger Fund would merge with and into the Master Fund, pursuant to Section 18-209(b) of the Delaware Limited Liability Company Act.  Members of the Merger Funds would receive Units of the Master Fund having an aggregate net asset value equal to the net asset value of their Units of their Merger Fund as of the time of the Reorganization and would be admitted as Members of the Master Fund.  The Merger Funds would cease to exist and the Master Fund would remain as a single stand-alone fund.  If approved by Members, the Reorganization will occur on a date agreed to by the parties in the Plan (the "Closing Date"), which is currently expected to be [December 31, 2012].

Pursuant to the terms of the Plan, upon the Reorganization, the Master Fund will assume the assets, liabilities and obligations of each Merger Fund that merges with and into the Master Fund.  Also pursuant to the terms of the Plan, each Merger Fund will bear the expenses incurred in connection with the Reorganization.

Consummation of the Reorganization with respect to any of the Funds is subject to satisfaction of all conditions to the closing of the Reorganization of Excelsior TI and Excelsior TE, including the approval of the Plan by Members of Excelsior TI and Excelsior TE.  If the Members of either of those Merger Funds do not approve the Plan, or any other condition to the consummation of the Reorganization with respect to those Merger Funds is not satisfied (or waived), the Reorganization will not be effected with respect to any of the Funds.  If Members of either Excelsior TI 2 or Excelsior TE 2 do not approve the Plan (or any conditions to the Reorganization with respect to those Funds is not satisfied or waived) but the Reorganization with respect to Excelsior TI and Excelsior TE is approved by Members of those Merger Funds and subsequently consummated, it is expected that Excelsior TI2 and Excelsior TE 2, as applicable, initially will remain as a feeder fund into the Master Fund and that the Board will consider the liquidation of such Fund(s).

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").  Based on certain assumptions and representations to be made on behalf of the Funds, it is expected that Schulte Roth & Zabel LLP, counsel for the Funds, will provide a legal opinion that, for federal income tax purposes: (1) Members of each Merger Fund will not recognize any gain or loss as a result of the exchange of their Units of their Merger Fund for Units of the Master Fund; and (2) the Master Fund and its Members will not recognize any gain or loss upon receipt of the Merger Funds' assets.

After the Reorganization, Members will continue to be responsible for tracking the adjusted tax basis and holding period for their Units for Federal income tax purposes.  Members should consult their tax adviser regarding the effect, if any, of the Reorganization in light of their individual circumstances, and about the state and local tax consequences, if any, of the Reorganization.  The discussion in this Prospectus/Proxy Statement only relates to the Federal income tax consequences.

What should I know about Units of the Master Fund?

If the Reorganization is approved by Members and consummated, Units of the Master Fund will be distributed to Members of the Merger Funds in accordance with the procedures described above.  When issued, the Units will be validly issued and fully paid and non-assessable.  The Units of the Master Fund will be recorded in each Member's account, and the Master Fund will then send a confirmation to each Member.

Units of the Master Fund to be issued in the Reorganization have substantially the same rights and privileges as the Units of the Merger Funds.  For example, all Units have voting rights.  Like the Merger Funds, the Master Fund does not routinely hold annual meetings of Members. However, the Master Fund and the Merger Funds may hold special meetings of Members for matters requiring Member approval.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The following table sets forth, as of March 31, 2012, the separate capitalizations of the Master Fund and the Merger Funds, and the estimated capitalization of the Master Fund as adjusted to give effect to the Reorganization.  The capitalization of the Master Fund is likely to be different when the Reorganization is actually consummated.

As of March 31, 2012 (unaudited)	Excelsior TI	Excelsior TE	Excelsior TI 2	Excelsior TE 2	Master Fund	Pro-forma Adjustments to Capitalization (1)	Master Fund after Reorganization (pro forma)*
Net assets	$220,626,106	$154,036,432	$6,665,296	$8,633,987	$387,715,802	$(387,915,802)	$389,761,821
Units outstanding	144,365.476	166,781.021	6,524.395	8,845.084	233,921.08	1,234.45	235,155.53
Net asset value per Unit	$1,528.247	$923.585	$1,021.596	$976.134	$1,657.464	-	$1,657.464
(1) The adjustments reflect the estimated costs of the Reorganization of approximately $200,000, which will be borne by the Merger Funds.
* Assumes that the Reorganization is consummated with respect to each Merger Fund.  In the event that either or both of Excelsior TI 2 or Excelsior TE 2 do not participate in the Reorganization, the pro forma capitalization would not change materially, due to the small asset size of Excelsior TI 2 and Excelsior TE 2 (each representing less than 2% of the assets of the Master Fund as of August 31, 2012).

Reasons for the Reorganization and Board Considerations

The Reorganization is being proposed to consolidate the Funds, which currently consist of five closed-end funds in a master/feeder fund structure, into a single fund.  The Master Fund will be the surviving company of the Reorganization and will continue to invest its assets in accordance with the same investment program as is now in effect.  The Reorganization was approved by the Board because, based on the Board's consideration of information provided by the Adviser, it is expected that the Reorganization will provide the following primary benefits to Members:

●
To the extent the Merger Funds combine into the Master Fund and Members of the Merger Funds become members of a single, larger combined fund, it is expected that Members of the Master Fund will benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of such Members' expenses.  In addition, Members will no longer bear various expenses now being incurred by the Merger Funds.  Although the annual Advisory Fee rate payable by the Master Fund will increase upon consummation of the Reorganization, it is nonetheless expected that the per Unit expenses of the Master Fund after the Reorganization will be less than the per Unit expenses now being borne by Members of the Merger Funds.  The Board recognized that the magnitude of the reduction of overall expenses will depend on various factors, such as the total net assets of the Funds at the time of the Reorganization.

●
The Reorganization will facilitate a more concentrated selling effort for a single fund, insofar as the Placement Agent and its personnel will be able to focus their marketing efforts on selling one Fund (i.e., the Master Fund) rather than four substantially similar funds (i.e., the Merger Funds) as presently is the case. The Adviser believes that this should foster the sale of Units to new investors, which would permit expenses of the Master Fund to be spread across a larger asset base, to a greater extent than would be the case absent the Reorganization.

At its meeting held on June 28, 2012, the Board considered the Reorganization, with the advice and assistance of Fund counsel.  In addition, the Independent Managers received assistance from and met separately with independent legal counsel.  In connection with the Board meeting, the Adviser provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and responded to questions raised by the Board at the meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it at its meeting, the Board, including the Independent Managers, unanimously approved the Plan on behalf of each Fund.  The Board, including the Independent Managers, also unanimously determined that participation by each Fund in the Reorganization was in the best interests of such Fund and that the Units of existing Members of each Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving the Plan on behalf of each Fund included, among others, in no order of priority:

1.	the potential benefits of the Reorganization;

2.	the substantial similarity of investment objectives, principal investment strategies and policies of the Funds;

3.	the estimated operating expenses of the Master Fund after the Reorganization relative to the current operating expenses of the Master Fund and each of the Merger Funds;

4.	the current assets of each Fund and the anticipated combined pro forma assets of the Master Fund after the Reorganization;

5.	the costs of the Reorganization that will be borne by the Merger Funds;

6.	the Master Fund's prospects for attracting additional assets through new sales of Units after the Reorganization and the potential benefits that could result from a larger asset base;

7.	the potential benefits of the Reorganization to the Adviser and its affiliates; and

8.	the tax consequences of the Reorganization on Members of the Funds.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.  Certain of the factors considered by the Board are discussed in more detail below.

STREAMLINED PRODUCT LINE
The Board considered that the Reorganization will streamline the Adviser's product offering by reducing the number of funds in the fund complex, and the views of the Adviser as to why this streamlining and simplification of structure has the potential to enhance the marketing efforts of the Placement Agent which, in turn, could lead to the growth of the Master Fund's assets through sales of Units to new investors.  Based on the foregoing, the Board concluded that the Reorganization has the potential to lead to future reduction of per Unit expenses to the extent that certain fixed operating costs of the Master Fund are spread across a larger asset base, which would benefit Members of the Fund.  The Board thus concluded that the streamlined product line should benefit Members of the Funds and could lead to lower total expenses for the Members of the Funds than would be the case if the Merger Funds continued to operate as separate entities.

CONTINUITY OF INVESTMENT PROGRAM
The Board took into account the fact that each Merger Fund and the Master Fund have substantially similar investment objectives and principal investment strategies.  Specifically, the Board noted that each Merger Fund and the Master Fund share an identical investment objective: capital appreciation. The Board also took into account that the Merger Funds, as feeder funds into the Master Fund, have the same investment program as the Master Fund and that the common portfolio management team of the Master Fund will continue to serve in the same capacity after the Reorganization.

INVESTMENT PERFORMANCE
The Board considered the relative performance record of each Fund, noting, however, that past performance is no guarantee of future results.  Specifically, the Board noted that current Members of the Merger Funds, who now participate in the investment performance of the Master Fund as investors in the Merger Funds, will continue to do so as Members of the Master Fund after the Reorganization.

Based on all of the foregoing, the Board, including the Independent Managers, unanimously approved the Plan on behalf of each of the Funds.

Board Recommendation and Required Vote

The Board recommends that Members of each Fund approve the Plan.  The Plan is subject to the approval of Members of each of the Funds voting separately.  For each Fund, the Plan must be approved by the holders of a majority of the outstanding Units of the Fund.

Members of the Master Fund (i.e., the Merger Funds) are also required to approve the Plan, with respect to the Master Fund (Proposal 2).  Pursuant to the requirements of the master/feeder agreement between each Merger Fund and the Master Fund, each Merger Fund will vote its Units of the Master Fund proportionately for and against approval of the Plan for the Master Fund in the same proportion as votes are cast by its Members on Proposal 1.

If Members approve the Plan, and assuming all conditions to closing are met, it is anticipated that the Reorganization will occur on or about [December 31, 2012] or such later date approved by the officers of the Funds.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY
RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE PLAN.

Consummation of the Reorganization with respect to any of the Funds is subject to satisfaction of all conditions to the closing of the Reorganization of Excelsior TI and Excelsior TE, including the approval of the Plan by Members of Excelsior TI and Excelsior TE.  If the Members of either of those Merger Funds do not approve the Plan, or any other condition to the consummation of the Reorganization with respect to those Merger Funds is not satisfied (or waived), the Reorganization will not be effected with respect to any of the Funds.  If Members of either Excelsior TI 2 or Excelsior TE 2 do not approve the Plan (or any conditions to the Reorganization with respect to those Funds is not satisfied or waived), but the Reorganization with respect to Excelsior TI and Excelsior TE is approved by Members of those Merger Funds and subsequently consummated, it is expected that Excelsior TI2 and Excelsior TE 2, as applicable, initially will remain as a feeder fund into the Master Fund and that the Board will consider the liquidation of such Fund(s).

Comparison of Investment Objectives, Strategies, Policies and Risks

This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, including their differences.  It also describes the risks associated with such objectives, strategies and policies.  For a complete description of the Master Fund's investment strategies, policies and risks, please see "More Information about the Funds – Investment Strategies of the Funds."

Are there any significant differences between the investment objectives of the Merger Funds and the Master Fund?

No.  The investment objective of each Merger Fund is identical to the investment objective of the Master Fund.  The investment objective of each of the Funds is capital appreciation.  The Merger Funds seek to achieve this objective by investing substantially all of their assets in the Master Fund.

Are there any significant differences between the investment strategies and policies of the Merger Funds and the Master Fund?

No.  The investment policies of the Merger Funds and the Master Fund are substantially the same.

How do the fundamental investment restrictions of the Funds differ?

The Funds have adopted substantially the same fundamental investment restrictions.  A Fund may not change any of its fundamental investment restrictions without the affirmative vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  Please see "More Information about the Funds – Investment Restrictions" for information about the Master Fund's fundamental investment restrictions.

More Information about the Funds

General Information.

Each Fund is a non-diversified closed-end management company that is registered under the 1940 Act.  Each Fund is a specialized investment vehicle that may be referred to as a "registered private investment fund." A registered private investment fund is similar to an unregistered private investment fund in that interests are sold in relatively large minimum denominations in private placements solely to high net worth individuals and institutional investors, and are subject to substantial restrictions on transfer.  Unlike an unregistered private investment fund but like other registered investment companies, however, each Fund has registered under the 1940 Act to be able to offer Units without limiting the number of investors that can participate.  With the exception of Units of the Master Fund to be issued in the Reorganization, Units of the Master Fund have not and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"); therefore, Units are restricted securities and, absent 1933 registration, may be sold only in a privately negotiated transaction or pursuant to another exemption from registration.

Each Fund is considered a "fund of hedge funds" because it invests, either directly, or indirectly through the Master Fund, substantially all of its assets in underlying private investment funds (the Investment Funds).

Financial Highlights.

The financial highlights tables below are intended to help you understand each Fund's recent financial performance.  Information relating to total return represents the rate of return that an investor would have earned or lost for the periods shown on an investment in the relevant Fund, assuming reinvestment of all dividends and distributions, if any.  This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP ("PwC").  PwC's reports and the Fund's financial statements for the past five fiscal years, unless otherwise noted, are included in each Fund's annual report to Members, which are available upon request by calling the Funds toll free at 1-866-637-2587 or by visiting the SEC's website at www.sec.gov.

FINANCIAL HIGHLIGHTS – MASTER FUND

The following represents per Unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$1,598.828
Net increase in net assets resulting from operations:
Net investment loss	(6.722)
Net realized and unrealized gain on investments	65.358
Net change in net assets resulting from operations	58.636
Ending net asset value	$1,657.464

	For the year ended	For the year ended	For the year ended	For the year ended	For the year ended
	March 31, 2012*	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008**
Net assets, end of period	$387,715,802	$441,055,884	$432,799,925	$343,863,804	$319,569,861
Ratio of net investment loss to average net assets (a) (b)	(1.45)%	(1.44)%	(1.11)%	(1.16)%	(1.18)%
Ratio of expenses before tax expense to average net assets (a) (b) (c)	1.42%	1.44%	1.12%	1.20%	1.24%
Ratio of expenses after tax expense to average net assets (a) (b)	1.45%	1.44%	1.12%	1.20%	1.24%
Portfolio turnover	34.60%†	11.27%	23.33%††	24.20%	7.37%
Total return (d)	(0.68)%	4.15%	15.04%	(15.98)%	0.45%

*	The Master Fund was reorganized into a RIC for tax purposes during this period. Prior to January 1, 2012, the interests in the Master Fund were not unitized.
**	The Master Fund reorganized into a master-feeder structure during this period.
†	The ratio includes investments that were transferred from onshore Investment Funds to parallel offshore Investment Funds due to the Master Fund's RIC conversion on January 1, 2012.
††	The ratio excludes amounts transferred to the Master Fund pursuant to the acquisition of BACAP Alternative Multi- Strategy Fund, LLC.
(a)
Ratio does not reflect the Master Fund's proportionate share of the net investment income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds' expense ratios, excluding incentive fees or allocations, range from 0.10% to 6.14% (unaudited). The Investment Funds' incentive fees or allocations can be up to 25% of profits earned (unaudited).

(b)	Average net assets are determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)	The ratio is before current and deferred income tax provision or benefit related to the net investment income/loss and realized gain or loss from Excelsior Multi-Strategy 1099 Blocker Fund, LLC.
(d)
Total return assumes a purchase of a Unit (or an interest) in the Master Fund on the first day and the sale of a Unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member's return may vary from these returns based on the timing of Member subscriptions and redemptions.

FINANCIAL HIGHLIGHTS – EXCELSIOR TI

The following represents per Unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$1,476.550
Net increase in net assets resulting from operations:
Net investment loss	(8.662)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	60.359
Net change in net assets resulting from operations	51.697
Ending net asset value	$1,528.247

	For the year ended	For the year ended	For the year ended	For the year ended	Period from April 23, 2007 (commence- ment of operations) to
	March 31, 2012*	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008**
Net assets, end of period	$220,626,106	$265,238,587	$283,542,038	$230,115,977	$303,944,733
Ratio of net investment loss to average net assets (a) (b)	(2.06)%	(2.05)%	(1.83)%	(1.84)%	(1.78)%
Ratio of total expenses before tax expense to average net assets (b) (c) (d) (e)	2.04%	2.07%	1.83%	1.90%	1.89%
Ratio of total expenses to average net assets (b) (c) (d)	2.07%	2.07%	1.83%	1.90%	1.89%
Ratio of net expenses to average net assets (b) (c)	2.06%	2.05%	1.83%	1.89%	1.86%
Total return (f)	(1.29)%	3.47%	13.55%	(16.40)%	(0.13)%

*	Excelsior TI was reorganized to a RIC for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in Excelsior TI were not unitized.
**	The ratios for this period have been annualized. Total return is not annualized.
(a)	The ratio reflects the income and expenses including Excelsior TI's proportionate share of income and expenses of the Master Fund.
(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)	The ratio reflects the direct expenses, excluding placement fees, if any, and includes Excelsior TI's proportionate share of the expenses of the Master Fund.
(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from Excelsior TI's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a Unit (or an interest) in Excelsior TI on the first day and a sale of a Unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member's return may vary from these returns based on the timing of Member subscriptions and redemptions.

FINANCIAL HIGHLIGHTS – EXCELSIOR TE

The following represents per Unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$892.641
Net increase in net assets resulting from operations:
Net investment loss	(5.467)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	36.4119
Net change in net assets resulting from operations	30.9447
Ending net asset value	$923.5857

	For the year ended	For the year ended	For the year ended	For the year ended	Period from July 1, 2007 (commence- ment of operations) to
	March 31, 2012*	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008**
Net assets, end of period	$154,036,432	$156,907,699	$147,187,914	$122,007,864	$14,881,101
Ratio of net investment loss to average net assets (a) (b)	(2.22%)	(2.12%)	(2.49%)	(2.23%)	(0.99%)
Ratio of total expenses before tax expense to average net assets (b) (c) (d) (e)	2.19%	2.13%	2.50%	2.30%	3.92%
Ratio of net expenses after tax fee to average net assets (b) (c) (d)	2.22%	2.13%	2.50%	2.30%	1.55%
Ratio of net expenses to average net assets (b) (c)	2.22%	2.13%	2.50%	2.30%	1.55%
Total return (f)	(1.45)%	3.21%	13.13%	(16.63)%	(3.72)%

*	Excelsior TE was reorganized to a RIC for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in Excelsior TE were not unitized.
**	The ratios and total return are not annualized for the period.
(a)	The ratio reflects the income and expenses including Excelsior TE's proportionate share of income and expenses of Excelsior Directional Hedge Fund of Funds, Ltd. and the Master Fund.

(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)
The ratio reflects the direct expenses, excluding placement fees, if any, and includes Excelsior TE's proportionate share of the expenses of Excelsior Directional Hedge Fund of Funds, Ltd. and the Master Fund.

(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from Excelsior TE's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a Unit (or an interest) in Excelsior TE on the first day and a sale of a Unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member's return may vary from these returns based on the timing of Member subscriptions and redemptions.

FINANCIAL HIGHLIGHTS – EXCELSIOR TI 2

The following represents per Unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$988.516
Net increase in net assets resulting from operations:
Net investment loss	(7.042)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	40.122
Net change in net assets resulting from operations	33.080
Ending net asset value	$1,021.596

	For the year ended	For the period from July 1, 2010 (commencement of operations) to
	March 31, 2012*	March 31, 2011**
Net assets, end of period	$6,665,296	$6,323,897
Ratio of net investment loss to average net assets (a) (b)	(2.58)%	(1.94)%
Ratio of total expenses before tax expense to average net assets (b) (c) (d) (e)	3.90%	4.51%
Ratio of total expenses to average net assets (b) (c) (d)	3.93%	4.51%
Ratio of net expenses to average net assets (b) (c)	2.58%	1.96%
Total return (f)	(1.77)%	4.00%

* Excelsior TI 2 was reorganized to a RIC for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in Excelsior TI 2 were not unitized.
** The ratios and total return for this period have not been annualized.
(a)	The ratio reflects the income and expenses including Excelsior TI 2's proportionate share of income and expenses of the Master Fund.

(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)	The ratio reflects the direct expenses, excluding placement fees, if any, and includes Excelsior TI 2's proportionate share of the expenses of the Master Fund.
(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from Excelsior TI 2's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a Unit (or an interest) in Excelsior TI 2 on the first day and a sale of a Unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An ind

FINANCIAL HIGHLIGHTS – EXCELSIOR TE 2

The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$946.082
Net increase in net assets resulting from operations:
Net investment loss	(8.303)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	38.355
Net change in net assets resulting from operations	30.052
Ending net asset value	$976.134

	For the year ended	For the year ended
	March 31, 2012*	March 31, 2011**
Net assets, end of period	$8,633,987	$9,343,685
Ratio of net investment loss to average net assets (a) (b)	(3.34)%	(3.43)%
Ratio of total expenses before tax expense to average net assets (b) (c) (d) (e)	4.45%	6.14%
Ratio of total expenses to average net assets (b) (c) (d)	4.48%	6.14%
Ratio of net expenses to average net assets (b) (c)	3.34%	3.46%
Total return (f)	(2.52)%	0.13%

*	Excelsior TE 2 was reorganized to a RIC for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in Excelsior TE 2 were not unitized.
**	Excelsior TE 2 commenced operations on April 1, 2010.
(a)	The ratio reflects the income and expenses including Excelsior TE 2's proportionate share of income and expenses of Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. and the Master Fund.

(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)
The ratio reflects the expenses, excluding placement fees, if any, and including Excelsior TE 2's proportionate share of the expenses of Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. and the Master Fund.

(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from Excelsior TE 2's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a Unit (or an interest) in Excelsior TE 2 on the first day and a sale of a Unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member's return may vary from these returns based on the timing of Member subscriptions and redemptions.

Investment Restrictions.

Each Fund has adopted certain fundamental investment restrictions that may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (a) more than 50% of the outstanding Units of a Fund or (b) 67% or more of the outstanding Units present at a meeting if more than 50% of the outstanding Units are represented at a meeting in person or by proxy (so-called "Fundamental Investment Restrictions").

The table in Exhibit D lists the Fundamental Investment Restrictions of the Master Fund and the Merger Funds.  Each Fund's fundamental investment restrictions are substantially similar.

In addition to the Fundamental Investment Restrictions listed in Exhibit D, the  investment objective of each Fund is fundamental and may not be changed without a vote of a majority of a Fund's outstanding voting securities.

The investment restrictions and other policies described here and in Exhibit D do not apply to Investment Funds, but would be applicable to Subadvisory Accounts established by one of the Funds.

The Master Fund limits its investment position (aggregated with the investments of affiliates) in any one Investment Fund to less than 5% of the Investment Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) that holding 5% or more of such outstanding voting securities will not subject the Fund to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  To facilitate investments in certain Investment Funds, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Investment Funds. Additionally, the Master Fund may limit its position in any one Investment Fund, such that the Master Fund's investments (aggregated with the investments of affiliates) in an Investment Fund will not equal or exceed 25% of the Investment Fund's outstanding interests, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel.

The Adviser will not cause any of the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law.

Management.

Each Fund has a Board comprised of the same individuals, which oversee the general conduct of the Fund's business and has overall responsibility for the management and supervision of the operations of the Fund.  Each Board exercises the same powers, authority and responsibilities on behalf of a Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  Please see the Statement of Additional Information for detailed information regarding the members of the Board, including their principal occupations during the past five years, compensation received from each Fund, and Units of each Fund owned.

Pursuant to the Current Advisory Agreement, and under the supervision and control of the Board, the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Adviser evaluates and monitors each Investment Fund and its Investment Manager to determine whether such Investment Fund's investment program is consistent with a Fund's investment objective, strategies and restrictions and whether its investment performance is satisfactory in the context of its chosen strategy. The Adviser may reallocate the Master Fund's assets among Investment Funds, invest the Master Fund's assets in Investment Funds and withdraw the Master Fund's capital from Investment Funds, subject in each case to the ultimate supervision of and subject to any policies established by the Board.

In performing its duties under the Current Advisory Agreement, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Members of the Master Fund as may be required by the 1940 Act.

In accordance with the Management Agreements, the Adviser also provides various management and administrative services to the Merger Funds. These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; supervising services provided by the Fund's administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund's expenses; reviewing subscription documents submitted by prospective investors; preparing communications and quarterly reports to Members; and coordinating the preparation of materials relating to meetings of the Board and meetings of Members.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned, indirect subsidiary of Bank of America.  Bank of America is an international banking and financial services institution organized in Delaware.  The Adviser is a Delaware limited liability corporation whose principal offices are located at [225 High Ridge

Road, Stamford, CT 06905] and its telephone number is 866-921-7951.  As of March 31, 2012, the Adviser had approximately $[  ] million in assets under management.

In consideration for the Adviser's services under the Current Advisory Agreement with the Master Fund and its Management Agreements with the Merger Funds, the Funds pay the following fees to the Adviser:

	Merger Funds	Master Fund
Advisory Agreement	N/A
Quarterly fee of 0.25% (1.00% annually) of the net assets of the Master Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date).

As described in Proposal 3, Members of the Master Fund will be voting on a proposal to approve a New Advisory Agreement, which if approved, will increase the fee payable by the Master Fund to the Adviser to an annual rate of 1.50% of the Master Fund's net assets.

Management Agreement
Quarterly fee of 0.125% (0.50% annually) of the net assets of the Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date).
N/A

For the fiscal year ended March 31, 2012, the Master Fund paid the Adviser $4,154,916 in Advisory Fees.  For the fiscal year ended March 31, 2012, each Merger Fund paid the Adviser the following fees under the Management Agreements (after expense waivers, as described below): $1,231,180, with respect to Excelsior TI, $768,275, with respect to Excelsior TE, $34,344, with respect to Excelsior TI 2 and $44,794, with respect to Excelsior TE 2.

For the year ended March 31, 2012, the pro rata share of the Advisory Fees borne by each Merger Fund pursuant to each Merger Fund’s investment in the Master Fund under the master/feeder structure was $2,440,419, with respect to Excelsior TI, $1,518,998, with respect to Excelsior TE, $67,415, with respect to Excelsior TI 2 and $87,889, with respect to Excelsior TE 2.

Investment Management Team.

Spencer N. Boggess is the portfolio manager primarily responsible for the day-to-day management of the Master Fund's portfolio.  He serves as Chief Investment Officer for Merrill Lynch's Wealth Management hedge fund research and investment group, chairs the Hedge Fund Investment Committee and serves as a member of the Private Equity Investment Committee.  Mr. Boggess also serves as an officer of the Adviser.  Subsequent to Bank of America's acquisition of U.S. Trust in 2007 and Merrill Lynch in 2008, he assumed responsibility for the combined hedge fund platform and analyst team. Previously, he served as Co-Director of Research at CTC Consulting, then a subsidiary of U.S. Trust providing advisory services to ultra-high net worth families, and had been a Principal at Winston Partners, a Washington, DC-based alternative investment firm.  Mr. Boggess received his BA from the University of Virginia and has also done graduate work at the University's Woodrow Wilson School of Foreign Affairs.

For more information on the other accounts that Mr. Boggess manages and his compensation and ownership of Units of the Funds, please see the Statement of Additional Information.

Administration and Other Services.

J.D. Clark & Company ("J.D. Clark"), a division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, acts as administrator and transfer agent for each of the Funds.  The principal business address of J.D. Clark is 2225 Washington Boulevard, Suite 300, Ogden, UT 84401.

For administrative services provided to the Funds, J.D. Clark receives from the Master Fund, on a quarterly basis, a fee in an amount equal to $2,500 plus the greater of $10,000 or 0.01875% times net assets under management ("AUM") as of the first day of the calendar quarter for $0 to $200,000,000 of net assets, plus 0.01625% times net AUM as of the first day of the calendar quarter for $200,000,001 to $400,000,000 of net assets, plus 0.01375% times net AUM as of the first day of the calendar quarter for $400,000,001 to $600,000,000 of net assets, plus 0.01125% times net AUM as of the first day of the calendar quarter for $600,000,001 to $800,000,000 of net assets, plus 0.01% times net AUM as of the first day of the calendar quarter in excess of $800,000,000 of net assets, plus a tax compliance and preparation fee of $9,250, plus an audited financial statement preparation fee of $1,250, plus a quarterly RIC diversification testing and income confirmation fee of $6,000 for non-pass-through investment vehicles and 0.015% times AUM in pass-through investments as of the first day of the calendar quarter, subject to a minimum quarterly fee of $625 per pass-through investment.  J.D. Clark also receives from each Merger Fund, on a quarterly basis, a fee in an amount equal to $3,000 plus a tax compliance and preparation fee of $1,750 per calendar quarter, plus an audited financial statement preparation fee of $625 per calendar quarter.

The Bank of New York Mellon is the custodian for the assets of the Funds.  The Custodian's principal business address is 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153.

Fees and Expenses.

Each of the Merger Funds and the Master Fund bears its own expenses not otherwise borne by the Adviser.  The Merger Funds bear indirectly, through their investments in the Master Fund, pro rata portions of the Master Fund's fees and expenses.  The expenses borne by the Funds include, but are not limited to: investment-related expenses (including, but not limited to, fees paid directly or indirectly to Investment Managers and Investment Funds); investment and non-investment related interest expenses; legal and accounting fees; audit and tax preparation fees and expenses; transfer taxes; administrative expenses and fees; shareholder servicing and recordkeeping fees; custody and escrow fees and expenses; the costs of errors and omissions/directors and officers liability insurance and a fidelity bond; costs associated with communications to Fund members; fees under the Current Advisory Agreement and the Management Agreement; with respect to Excelsior TI 2 and Excelsior TE 2, the Servicing Fee; fees and travel related expenses of the Board; custodian and transfer agent expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Adviser bears all costs it incurs in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Investment Managers.  In addition, the Adviser provides, or arranges for provision at the Adviser's expense, certain management and administrative services to the Master Fund, including, among other things: office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Master Fund's expenses.  The Adviser also pays or assumes all ordinary operating expenses of the Master Fund other than the advisory fee payable to the Adviser, investment related expenses and certain other expenses as described in the above paragraph.  The expenses assumed by the Adviser include: expenses related to qualifying potential investors, providing investor services to the Funds; and preparing communications and quarterly reports to members of the Funds and regulatory compliance.

Each Merger Fund has entered into an Expense Limitation Agreement with the Adviser.  Under the terms of the Expense Limitation Agreement, the Adviser, subject to possible reimbursement by the Fund as described below, waives fees or pays or absorbs expenses of the Merger Funds (including each Merger Fund's share of the ordinary operating expenses of the Master Fund, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of each Merger Fund (including the Merger Fund's share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Merger Fund and the Master Fund) to:  1.84% per annum of the Merger Fund's average monthly net assets with respect to Excelsior TI; 2.0% per annum of the Merger Fund's average monthly net assets with respect to Excelsior TE; 2.34% per annum of the Merger Fund's average monthly net assets with respect to Excelsior TI 2; and 3.0% per annum of the Fund's average monthly net assets with respect to Excelsior TE 2.  In consideration of the Adviser's agreement to limit the Merger Funds' expenses, each Merger Fund carries forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and has agreed to reimburse the Adviser such amounts.  Reimbursement is made as promptly as possible, but is made only to the extent it does not cause the Merger Fund's annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed.

Under the provisions of the Expense Limitation Agreements, any fees and expenses waived, paid or absorbed by the Adviser that have not been reimbursed to the Adviser by the Merger Funds, but which remain subject to possible reimbursement, become payable to the Adviser in the event that a Merger Fund terminates its operations.  However, notwithstanding these provisions, the Adviser has agreed to forgo its right to reimbursement from each Merger Fund that merges into the Master Fund in the Reorganization.  These amounts that would otherwise be payable to the Adviser are as follows, as of March 31, 2012:

Excelsior TI	$72,100
Excelsior TE	$0
Excelsior TI 2	$212,247
Excelsior TE 2	$272,307

There is no Expense Limitation Agreement between the Adviser and the Master Fund, and no agreement currently is anticipated if the Reorganization is consummated.  However, based on the current total assets of the Master Fund, it is expected that the ordinary annual operating expenses of the Master Fund as a percentage of its assets after the Reorganization will be lower than the current ordinary annual operating expenses of the Merger Funds (taking into account the Expense Limitations).

Regulatory Matters.

The Adviser is a wholly-owned subsidiary of Bank of America, and as such is subject to regulation under banking law, including for certain affiliates the Bank Holding Company Act of 1956, as amended, and to regulation by U.S. bank regulatory agencies, including, as applicable, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency.  Banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict transactions and relationships between Bank of America and its affiliates, on the one hand, and each of the Merger Funds and the Master Fund, on the other hand, and may restrict the investments and transactions by the Merger Funds and the Master Fund.

Description of Units.

Each Fund has the authority to issue an unlimited number of Units. Units of the Funds are not offered publicly for sale to new investors and are not traded on any securities exchange.  Generally, Units of the Funds are offered on the first day of each month, but the Board has authorized the Adviser to offer Units more or less frequently.  Units are not redeemable and are subject to substantial restrictions on transfer. Consequently, Members of the Funds may not be able to liquidate their investments in the Funds other than in connection with offers to repurchase Units that are made by the Funds, as described below.

Units of each Fund are issued fully paid and are non-assessable by the Funds.  Units have no preemptive, conversion, exchange or redemption rights.

Repurchases of Units.

Because each Fund is a closed-end management investment company, Members do not have the right to redeem their Units.  However, each Fund offers to repurchase Units pursuant to written tender offers from time to time.

It is expected that each Fund generally will offer to repurchase Units four times each year, effective as of the last day of each calendar quarter. The Board generally considers the following factors, among others, in making the determination of when to repurchase Units: (i) whether Members have requested repurchase of their Units; (ii) the liquidity of the Funds' assets; (iii) the investment plans and working capital requirements of the Funds; (iv) the relative economies of scale with respect to the size of the Funds; (v) the history of the Funds in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units.  Repurchases of Units reduce a Fund's size and may result in an increase in a Fund's expense ratio.

Generally, payments for a repurchase of Units consist of a non-interest bearing, non-transferable promissory note entitling the member to future cash payments.  However, repurchases of Units may be paid by the distribution of securities in-kind or partly in cash and partly in-kind. None of the Funds intends to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Any in-kind distribution of securities by the Funds will consist of marketable securities traded on an established securities exchange.

Each Fund maintains the right to reduce the amount of Units to be repurchased from a Member so that the required minimum capital account balance for such Member is maintained.  The minimum capital account balance is $50,000 for each Fund.

In addition, each Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the provisions of the Fund's Limited Liability Company Agreement, are not repurchased by the Fund within a period of two years following the date of the request.

The Funds may repurchase Units of a Member or any person acquiring Units from or through a Member in the event that: (i) the Units have been transferred or the Units have vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member; (ii) ownership of the Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Unit or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the

Units may be harmful or injurious to the business or reputation of the Fund, the Board or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Fund to repurchase the Units.

For additional information regarding repurchase and transfer of Units, please see Exhibit E – "Repurchase and Transfer of Units of the Master Fund."

Transfers of Units.

In general, Members of the Funds cannot transfer their Units.  Generally, a Member of a Fund may pledge, transfer or assign his, her or its Units only by: (i) operation of law upon the death, bankruptcy, insolvency, or dissolution of the Member; or (ii) with the consent of the Fund, which may be withheld in its sole discretion, but only under certain specific circumstances.

Any proposed transferee of Units must meet any requirements imposed by the Funds with respect to investor eligibility and suitability.

Determination of Net Asset Value.

The net asset value of each Fund is determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period in accordance with certain valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.  In general, the net asset value of a Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Board has approved procedures for the Master Fund pursuant to which the value of investments in Investment Funds will be valued at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Investment Manager of each Investment Fund in accordance with the Investment Fund's valuation policies and as reported by the Investment Manager of such Investment Fund. As a general matter, the fair value of an interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from the Investment Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. The Adviser may not be able to confirm the accuracy of valuations provided by Investment Managers and, as a result, the estimated value of the Master Fund's interest in an Investment Fund may differ significantly from the value received upon liquidation. Prior to investing in any Investment Fund, the Adviser reviews the valuation methodology used by the Investment Fund to determine whether it is consistent with U.S. generally accepted accounting principles, which as a general matter will use market value when available, and otherwise use principles of fair valuation that the Adviser reasonably believes to comply with the requirements of U.S. generally accepted accounting principles.

Dividends and Distributions.

Each Fund makes periodic distributions of its net income or gains, in accordance with applicable distribution requirements imposed on the Funds by Subchapter M of Code.  The Funds cannot guarantee that they will pay any dividends or other distributions.

Each Fund has established a program for the automatic reinvestment of dividends and other distributions in Units. Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member having a value equal to the value of the distribution.  Unless a Member provides specific instructions as to the method of payment, dividends and other distributions will be automatically reinvested, without any placement fee, in additional full and fractional Units. Dividends and capital gains distributions generally are taxable to Members, whether they are reinvested in Units or received in cash.

For more information concerning the tax treatment of such dividends and distributions, if any, to Members, see the Statement of Additional Information.

Certain Aspects of U.S. Federal Income Taxation.

Each of the Funds has elected to be classified as an association taxable as a corporation and intends to elect to be treated and operate so as to qualify as a RIC under Subchapter M of the Code.

For each year that a Fund qualifies as a RIC and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code), the Fund will pay no U.S. Federal income tax on the earnings or capital gains it distributes.  This avoids a "double tax" on that income and net capital gains since Members normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).

Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.  In order for each of the Funds to qualify as a RIC, the Fund needs to obtain certain information from Investment Funds that are taxed as partnerships, and needs to avoid investments in such Investments Funds that generate income that does not qualify under the source-of-income test that applies to RICs.  For this reason, the Adviser may need to structure the Master Fund's investments in Investment Funds in such manner so as to help assure that the Master Fund qualifies as a RIC.  This may include investing in, or holding interests in Investment Funds through, passive foreign investment companies, which will have certain tax implications.  Further, the Master Fund may be precluded from making certain investments that would adversely affect its ability to qualify as a RIC.  The Funds' tax reporting to Members is made on IRS Form 1099.

You should consult your tax advisor for more information on your own tax situation, including possible Federal, state, local or foreign income and other taxes.

For additional information regarding the tax consequences of an investment in the Master Fund, please see the Statement of Additional Information.

Additional Information.

More information about each Fund is included in the Fund's annual report to Members for the year ended March 31, 2012, each of which is incorporated by reference into the Statement of Additional Information (collectively, the "Annual Reports").  You may request free copies of the Annual Reports, which have been filed with the SEC, by calling 1-866-637-2587 or by writing to the Adviser at 225 High Ridge Road, Stamford CT 06905.  More information about the Merger Funds is contained in the Confidential Memoranda of the Merger Funds, as supplemented, which are available upon request free of charge by calling 1-866-637-2587, or by writing to the Merger Funds c/o the Adviser at 225 High Ridge Road, Stamford CT 06905.

Each Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E. Room 1580, Washington, D.C. 20549.  Also, copies of these materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC's web site at www.sec.gov.  To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

PROPOSAL 3: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

Introduction.

In connection with the Reorganization, the Board of the Master Fund has approved a New Advisory Agreement. The New Advisory Agreement must be approved by the vote of a majority of the Fund's outstanding voting securities to become effective. Because the Merger Funds are the Members of the Master Fund, each Merger Fund is providing its Members the opportunity to vote on this proposal and will vote its Units of the Master Fund on the proposal in the same proportion as votes are cast by Members of the Merger Fund.  The purpose of the New Advisory Agreement, which if approved by Members of the Master Fund would become effective upon consummation of the Reorganization, is to expand the services provided by the Adviser to the Master Fund to include various management-related services that are currently not required by the Master Fund because the Merger Funds are the sole Members of the Master Fund.  If the Reorganization is not consummated, the Current Advisory Agreement, along with the Management Agreements, will remain in effect.

With the exception of the addition of certain services to be provided by the Adviser, the change in the Advisory Fee payable to the Adviser and its terms and date of effectiveness, the terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement.  The Advisory Fee payable by the Master Fund under the New Advisory Agreement will be computed at the annual rate of 1.50% of the Master Fund's net assets, rather than at an annual rate of 1.00% of the Master Fund's net assets, which is the Advisory Fee payable under the Current Advisory Agreement.  The fee increase is being proposed to compensate the Adviser for additional management-related services it will be required to provide to the Master Fund after the Reorganization because investors will invest directly in, and hold Units of, the Master Fund.  Each Merger Fund currently pays the Adviser a Management Fee computed at the annual rate of 0.50% of the Fund's net assets, in addition to bearing a pro rata portion of the Advisory Fee payable by the Master Fund under the Current Advisory Agreement (making the current effective annual rate of the Management and Advisory Fees paid directly and indirectly by the Merger Funds to the Adviser 1.50%).  If the Reorganization is approved and consummated, services that were previously provided to the Merger Funds by the Adviser under the Management Agreements will be provided under the New Advisory Agreement, but the Management Fee of 0.50% will no longer be payable.  Thus, the annual rate at which the Advisory Fee payable under the New Advisory Agreement is computed will be the same as the aggregate annual rates of the Management and Advisory Fees currently being borne by the Merger Funds.

In the event Members of either Excelsior TI 2 or Excelsior TE 2 do not approve the Plan or that, for any other reason, the Reorganization is not consummated with respect to those Merger Funds, but the Reorganization is approved by Members of  Excelsior TI and Excelsior TE and subsequently consummated, it is expected that either or both of Excelsior TI 2 or Excelsior TE 2 initially will  remain as a feeder fund into the Master Fund and that the Board will consider the liquidation of such Fund(s).  During the period between the closing of the Reorganization and the potential liquidation of such Fund(s), it is expected that the Management Fee payable to the Adviser would be waived so as to avoid the increase in fees borne by Members of that Fund that otherwise would result from the higher annual rate of the fee payable under the New Advisory Agreement.

A copy of the New Advisory Agreement is contained in Exhibit B to this Prospectus/Proxy Statement.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Master Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company.

If the New Advisory Agreement is approved by Members of the Master Fund, the New Advisory Agreement will become effective upon consummation of the Reorganization and will have an initial term expiring not more than two years from the date of its execution.  The New Advisory Agreement may continue in effect from year to year after its initial term, provided that such continuance is approved annually by: (i) the Board; or (ii) the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; and, that, in either event, such continuance also is approved by a majority of the Independent Managers of the Master Fund, by vote cast in person at a meeting called for the purpose of voting on such approval.

In connection with its consideration of the Reorganization, the Board held an in-person meeting on June 28, 2012 at which it considered the proposal to approve the New Advisory Agreement.  After careful consideration of the matter, and evaluation of the factors described below under "Board Considerations," the Board and the Independent Managers unanimously approved the New Advisory Agreement and directed that the New Advisory Agreement be submitted to Members for approval at the Meeting.

The Adviser.

The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser also serves as an investment adviser of other registered and private investment companies.

The Adviser is organized within Global Wealth and Investment Management ("GWIM"), which is the wealth and investment management division of Bank of America.  As of March 31, 2012, Global Wealth and Investment Management entities managed assets of $[     ] billion. Managed assets include assets under discretionary management and certain non-discretionary wrap assets.

[Bank of America is one of the world's largest financial institutions, serving individual consumers, small- and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company provides unmatched convenience in the United States, serving approximately 58 million consumer and small business relationships with approximately 5,700 retail banking offices and approximately 17,800 ATMs and award-winning online banking with 30 million active users. Bank of America is among the world's leading wealth management companies and is a global leader in corporate and investment banking and trading across a broad range of asset classes, serving corporations, governments, institutions and individuals around the world. Bank of America offers industry-leading support to approximately 4 million small business owners through a suite of innovative, easy-to-use online products and services. The company serves clients through operations in more than 40 countries. Bank of America Corporation stock (NYSE: BAC) is a component of the Dow Jones Industrial Average and is listed on the New York Stock Exchange.]

The following chart sets forth the name, address and principal occupation of the principal executive officers and directors of the Adviser and of each employee of the Adviser who is also an officer or Manager of the Master Fund:

Name	Address	Principal Occupation
Spencer Boggess	225 High Ridge Road Stamford, CT 06905	President and Chief Executive Officer
Mohan Badgujar	225 High Ridge Road Stamford, CT 06905	Vice President
Steven L. Suss	225 High Ridge Road Stamford, CT 06905	Senior Vice President
[ ]	[ ]	[ ]

As of March 31, 2012, the Adviser had approximately $[   ] million in aggregate assets under management.

Description of the New Advisory Agreement and Current Advisory Agreement.

The Adviser (or a predecessor or affiliate of the Adviser) has served as the investment adviser of the Master Fund since inception of the Master Fund.  It currently serves in this capacity pursuant to the Current Advisory Agreement, dated July 1, 2007 and restated as of April 1, 2010.  The Current Advisory Agreement initially was approved by the Board at a meeting held on January 11, 2007 and by members of the Master Fund at a meeting held on March 29, 2007.  After its initial term, the Current Advisory Agreement has been continued in effect annually by action of the Board.  Such continuance was last approved at a meeting held on June 28, 2012.

The terms of the Current Advisory Agreement and the New Advisory Agreement are described generally below.

Advisory Services. Under the Current Advisory Agreement, the Adviser is responsible for managing the investment activities of the Master Fund, subject to the supervision of the Board, in a manner consistent with the Master Fund's investment objective, policies and restrictions, and for determining the investments to be purchased and sold by the Master Fund.  The Current Advisory Agreement also requires the Adviser to provide various other services, including, among others: to supervise the entities retained to provide accounting, custody and other services to the Master Fund; to respond to inquiries of Members regarding their investment and capital account balances; to assist in the preparation and mailing of subscription materials to prospective investors and of reports and other information to Members; to assist in the preparation of regulatory filings; to monitor compliance with regulatory requirements; to review the accounting records of the Master Fund and to assist in the preparation of and review financial reports of the Master Fund; to review and arrange for the payment of Master Fund expenses; to coordinate and organize meetings of the Board and meetings of Members, and to prepare materials and reports for use at meetings of the Board; to assist the Master Fund in conducting repurchase offers; and to review subscription documents and to assist in the processing of subscriptions for Units.  In addition, pursuant to the terms of the Current Advisory Agreement, the Adviser provides the services of persons employed by the Adviser to serve as officers of the Master Fund, and assists the Master Fund in routine regulatory examinations and in responding to any litigation, investigations or regulatory matters.  The New Advisory Agreement requires that the Adviser provide these same services.  Under the New Advisory Agreement, the Adviser is also authorized to invest the excess cash of the Master Fund and to borrow money, both subject to the Master Fund's investment objective and policies.

Consummation of the Reorganization will have the effect of expanding the scope and increasing the complexity of various services of the Adviser that are required by the Master Fund in connection with its operations to the extent that current Members of the Merger Funds will become Members of the Master Fund and the Master Fund will have substantially more Members than is currently the case (where the four Merger Funds are the only Members of the Master Fund).  For example, after the Reorganization, the Adviser's responsibilities with respect to the Master Fund to respond to inquiries of the Members, to assist in the preparation and mailing of subscription materials and to provide reports and information to Members, to assist in conducting repurchase offers and to review and assist in processing subscriptions for Units will require substantially more services to be provided to the Master Fund by the Adviser.  Substantially equivalent services are now provided to the Merger Funds by the Adviser pursuant to the Management Agreements with the Merger Funds.

Under both the Current Advisory Agreement and the New Advisory Agreement, the Adviser is responsible for bearing all costs and expenses associated with its provision of services (including, but not limited to: expenses relating to the selection and monitoring of investments; fees of consultants retained by the Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents), and is required, at its own expense, to maintain such staff and to employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser.

Advisory Fee.  In consideration of services provided by the Adviser under the Current Advisory Agreement, the Master Fund pays the Adviser a quarterly Advisory Fee computed at the annual rate of 1.00% of the Master Fund's net assets determined as of start of business on the first business day of each calendar quarter, after adjustment for any subscriptions effective on such date.  The Advisory Fee is payable in arrears and will be pro rated in the event capital contributions or withdrawals of capital are made other than at the beginning or end of the quarter.

The Advisory Fee payable under the New Advisory Agreement will be computed in the same manner, but at the annual rate of 1.50% of the Master Fund's net assets for the reasons discussed above.

For the fiscal year ended March 31, 2012, the Adviser received $4,154,916 in advisory fees from the Master Fund.  Under the Current Advisory Agreement, the Adviser may charge a one-time administrative fee in an amount (which is subject to approval by the Board) not to exceed $10,000 to each person who becomes a Member as compensation for the services of the Adviser and costs incurred by the Adviser in reviewing subscription documents submitted by and establishing an account for the Member.  This fee will not be payable under the terms of the New Advisory Agreement.

Liability and Indemnification. The Current Advisory Agreement requires that the Adviser use its best efforts in the supervision and management of the investment activities of the Master Fund and in providing services, but provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Adviser (and its directors, officers and employees and its affiliates, successors or other legal representatives) shall not be liable to the Master Fund for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any of its affiliates or for any loss suffered by the Master Fund.  In addition, the Current Advisory Agreement requires that the Master Fund indemnify the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any their duties with respect to the Master Fund, except those resulting from their willful malfeasance, bad faith or gross negligence or their reckless disregard of such duties, and in the case of criminal proceedings, unless they had reasonable cause to believe their actions unlawful.  The provisions of the New Advisory Agreement relating to the liability of the Adviser and the Master Fund's obligation to indemnify the Adviser are the same as those of the Current Advisory Agreement.

Effective Date and Term.  The Current Advisory Agreement had an initial term expiring June 30, 2009, and provides for its continuance from year to year thereafter; provided that such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Master Fund, as defined by the 1940 Act, or by the Board; and provided that such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.  The provisions of the New Advisory Agreement relating to the term of effectiveness of the New Advisory Agreement are the same as those of the Current Advisory Agreement, except that the New Advisory Agreement will become effective upon the Reorganization and will have an initial term expiring not more than two years from the date of its execution.

Termination. The Master Fund has the right, at any time and without payment of any penalty, to terminate the Current Advisory Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Master Fund (as defined by the 1940 Act).  The Adviser has a similar right to terminate the Current Advisory Agreement upon sixty days' prior written notice to the Master Fund.  In addition, the Current Advisory Agreement provides for its automatic termination in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination is prevented by an exemptive order or rule of the SEC.  The New Advisory Agreement has the same termination provisions.

Board Considerations.

The New Advisory Agreement was unanimously approved by the Board and by the Independent Managers at a meeting held on June 28, 2012.  In making its determination to approve the New Advisory Agreement and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the New Advisory Agreement.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Managers) unanimously determined that approval of the New Advisory Agreement is appropriate and in the best interests of the Master Fund and its Members.  In connection with the Board's review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with independent legal counsel various matters relating to the Reorganization and the New Advisory Agreement.  The Board determined that the New Advisory Agreement will enable the Master Fund to obtain the full scope of services required for its operations at a cost that is reasonable and appropriate and that approval of the New Advisory Agreement is in the best interests of the Master Fund and Members.  In making these determinations, no single factor was considered in isolation, nor was any single factor considered to be determinative.

In connection with their deliberations, the Independent Managers, with the assistance of independent legal counsel, requested, received and reviewed information regarding the New Advisory Agreement and relevant materials furnished by the Adviser.  These materials included information regarding the Adviser and its management, history, qualifications, personnel, operations and financial condition and other pertinent information.  In addition, presentations made by representatives of the Adviser were considered.

In considering the New Advisory Agreement, the Board considered the nature, extent and quality of operations and services to date provided by the Adviser to the Master Fund, which are expected to continue to be provided after the Reorganization.  It also considered the fact that the terms of the Current Advisory Agreement and the New Advisory Agreement, including the terms relating to the services to be performed by the Adviser, are substantially identical except for certain additional services to be provided by the Adviser, the fees payable by the Master Fund, and the term and date of effectiveness.  With respect to the fees payable under the New Advisory Agreement, the Board compared the proposed fee rate and anticipated overall expense level of the Master Fund to those of competitive funds and other funds with similar investment objectives (including other funds advised by the Adviser and its affiliates).  Additionally, it noted that the annual rate at which fees payable under the New Advisory Agreement will be computed is the same as the combined annual rates at which the Management Fees of the Merger Funds and the Advisory Fee of the Master Fund are now computed.  The Board considered this fact, together with the economies of operating expenses that Members are likely to realize as a result of the Reorganization, in assessing the appropriateness of the overall projected fee and expense structure of the Master Fund.  The Board also observed that, prior to converting to a master/feeder fund structure, the annual rate of the advisory fee paid by the Master Fund to the Adviser was the same annual rate of 1.50% of the Master Fund's net assets to be payable under the New Advisory Agreement.

In evaluating the advisory fee, the Board also took into account the complexity, the scope and the anticipated quality of the investment advisory and other services required by the Master Fund.  It also considered the investment performance of the Master Fund, including comparisons of the Master Fund's performance to that of similar funds, and the costs of services provided and the profits realized by the Adviser from its relationship with the Master Fund.  The Board considered the extent to which economies of scale in costs of providing services would be realized as the Master Fund grows and whether the fees payable to the Adviser pursuant to the New Advisory Agreement properly reflects these economies of scale for the benefit of investors.  The benefits to the Adviser of its relationship with the Master Fund were also considered.

Possible alternatives to approval of the New Advisory Agreement were also considered by the Board.  During its review and deliberations, the Board evaluated the potential benefits, detriments and costs to the Master Fund and Members of the New Advisory Agreement.

Based on its review and consideration of these various matters, the Board concluded that the Master Fund would continue to receive under the New Advisory Agreement all services required from the Adviser and that these services were of high quality.  The Board also concluded that the Master Fund's performance compared favorably with the performance of similar registered funds, and determined that the fees and expense ratios of the Master Fund under the New Advisory Agreement would be within the range of the fees and expense ratios of similar funds.  In addition, the Board concluded that the expected profitability to the Adviser from its relationship with the Master Fund was not disproportionately large so that it bore no reasonable relationship to the services to be rendered.

Required Vote.

Approval of the New Advisory Agreement by Members requires the affirmative vote of a "majority of the outstanding voting securities" of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) Members representing more than 50% of the outstanding Units of the Master Fund or (2) Members representing 67% or more of the outstanding Units of the Master Fund present at the Meeting, if Members holding more than 50% of the outstanding Units are represented at the Meeting in person or by proxy. As Members of the Master Fund, each Merger Fund will vote its Units of the Master Fund on the proposal to approve the New Advisory Agreement in the same proportion as votes are cast by Members of the Merger Fund on the proposal.  If the New Advisory Agreement is not approved, the Reorganization will not be consummated, the New Advisory Agreement will not become effective and the Funds will continue to operate as they do now.

Additional Information.

If the Reorganization is approved and consummated, it is expected that the Placement Agent will serve as the Master Fund's placement agent and, in such capacity, will offer Units of the Master Fund to investors in a private placement.  At its meeting on June 28, 2012, the Board and all of the Independent Managers approved a new placement agent agreement between the Master Fund and the Placement Agent.  This agreement is not subject to approval by Members and will become effective upon the consummation of the Reorganization. The Placement Agent will not be compensated by the Master Fund or the Adviser for its services as placement agent.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT MANAGERS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
NEW ADVISORY AGREEMENT

PROXY VOTING AND MEMBER MEETING INFORMATION

How will solicitations be made?

This proxy solicitation is being made by the Funds for use at the Meeting.  In addition to the solicitation of proxies by mail, officers and employees of the Adviser and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.  [A proxy solicitor has been retained to assist in the solicitation of proxies, for which the Adviser would pay usual and customary fees.]  (See "Who will pay the expenses of soliciting proxies" for more information on the proxy solicitor.)

How will Member voting be handled?

For each Fund, the presence at the Meeting in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date shall constitute a quorum.  Provided that quorum requirements have been satisfied, the Plan must be approved by more than 50% of the outstanding Units of the Fund and the New Advisory Agreement must be approved by a "majority of the outstanding voting securities" of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding Units of the Master Fund or (2) 67% or more of the outstanding Units of the Master Fund present in person or by proxy at the Meeting, if more than 50% of the outstanding Units of the Fund are represented at the Meeting.

Each Merger Fund will vote its Units of the Master Fund proportionately for and against the proposal to approve the Plan on behalf of the Master Fund (Proposal 2) in the same proportion as votes are cast by its Members on the proposal. In connection with the proposal to approve the New Advisory Agreement (Proposal 3), the Merger Funds will vote their Units of the Master Fund in the same manner.

If a quorum with respect to any of the Funds is not present at the Meeting, or if sufficient votes to approve any proposal with respect to any of the Funds are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  A majority of the votes cast by Members of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting with respect to such Fund.  It is anticipated that the persons named as proxies will use the authority granted to them to vote on adjournment in their discretion.

If a proxy (i) is properly executed and accompanied by instructions to abstain from voting on a proposal, or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, "abstentions"), the Units represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies.

Abstentions cast by Members of the Merger Funds on Proposal 1 and Proposal 2 will have the same effect as a vote AGAINST the proposal.  With respect to Proposal 3, an abstention will have the same effect as a vote AGAINST the proposal if 67% or more of the votes cast do not vote FOR the proposal, but otherwise will have no effect on the outcome of voting on Proposal 3.

How do I ensure my vote is accurately recorded?

If you attend the Meeting, you may vote in person.  If you would like to attend the Meeting, you may obtain directions by calling 1-866-637-2587.  However, whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone.  (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.)  If you vote by Internet or by telephone, you do not need to mail your proxy card.  If after voting you want to change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

A proxy card is, in essence, a ballot.  If you simply sign and date the proxy card, but give no voting instructions, your Units will be voted in favor of each of the proposals and in the discretion of the proxies on any other matters that come before the Meeting or adjournment of the Meeting.

May I revoke my proxy?

A Member giving a proxy may revoke it at any time before it is exercised by:  (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation via Internet or by touch-tone telephone.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as stated in this Prospectus/Proxy Statement and is not aware of any other matters that will be presented for action at the Meeting.  If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

Who is entitled to vote?

Only Members of record as of the Record Date, [              ], 2012, are entitled to notice of and to vote at the Meeting.  There were [          ] Units of Excelsior TI, [          ] Units of Excelsior TE, [          ] Units of Excelsior TI 2, [          ] Units of Excelsior TE 2 and [          ] Units of the Master Fund outstanding, respectively, and entitled to vote as of the Record Date.  Members of the Funds are entitled to one vote with respect to each Unit held by the Member as of the Record Date (and a proportionate fractional vote in the case of a fractional Unit).

Who will pay the expenses of soliciting proxies?

All of the expenses of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Prospectus/Proxy Statement and its enclosures, and the fee and expenses of the proxy solicitor, are being paid by the Merger Funds.

Broadridge, a third-party solicitor (the "Proxy Solicitor"), has been retained to solicit proxies from Members.  The Proxy Solicitor may solicit proxies in person, by Internet or by telephone.  The fees and expenses of the Proxy Solicitor (which are expected to be approximately $[         ]).

How do I submit a member proposal?

Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Funds' proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting.  Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members.  The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act.  Because the Funds do not hold regular meetings of Members, no anticipated date for the next meeting can be provided.  Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund at c/o Bank of America Capital Advisors LLC, 225 High Ridge Road, Stamford, Connecticut 06905.

Other Matters and Additional Information

Communication with the Board

Members of a Fund wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at its principal office, which is listed on the notice of the Meeting.  Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Appraisal Rights

Members do not have any appraisal rights in connection with any of the proposals.

Results of Voting

Members will be informed of the results of voting at the Meeting in the 2013 annual reports of the Funds, which will be sent to Members on or before May 30, 2013.

Contacting the Funds

Members may contact their Fund by calling [                  ].

Principal Holders of Units

Exhibit G sets forth those Members who owned beneficially or of record more than 5% of the outstanding units of any of the Funds as of [Record Date].

EXHIBITS TO
PROSPECTUS/PROXY STATEMENT

Exhibit A – Form of Agreement and Plan of Merger
Exhibit B – Form of New Advisory Agreement
Exhibit C – Investment Strategies of the Funds and Related Risks
Exhibit D – Comparison of Investment Restrictions
Exhibit E – Repurchase and Transfer of Units of the Master Fund
Exhibit F – Limited Liability Company Agreement of the Master Fund
Exhibit G – Principal Holders of Units as of [    ]

OTHER DOCUMENTS INCLUDED WITH
THIS PROSPECTUS/PROXY STATEMENT

▪	Proxy Card

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

By Order of the Boards of Managers

/s/ Spencer N. Boggess
Name:	Spencer N. Boggess
Title:	Chief Executive Officer

Dated: [ ]

64

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY
INTERNET OR TELEPHONE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M15825-P83256	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

[FUND NAME ] (the "Fund")

1.	Approval of Agreement and Plan of Merger on behalf of Feeder Fund	For m	Against m	Abstain m

2.	Approval of Agreement and Plan of Merger on behalf of Master Fund	For m	Against m	Abstain m

3.	Approval of New Advisory Agreement on behalf of Master Fund	For m	Against m	Abstain m

4.	In their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted "FOR" Proposals 1, 2 and 3.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

 Please date and sign exactly as name appears on this proxy card. Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the invnestor's governing documents must sign. Executors, administrators, trustees, etc. should give their full title. If more than one authorized signatory is required, each signatory should sign. If Interests in the Fund are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signtature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M15826-P83256

[FUND NAME]

PROXY SOLICITED ON BEHALF OF THE
BOARD OF MANAGERS FOR THE
SPECIAL MEETING OF MEMBERS TO BE HELD ON [ ], 2012

The undersigned hereby appoints Steven L. Suss as proxy, with full power to appoint one or more substitutes, and hereby authorizes him to represent and to vote, as designated on the reverse side, the interest in [Fund Name] (the "Fund") held of record by the undersigned on [ ] at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of the Fund, [ ] on [ ] at [ ] a.m. (Eastern Time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated [ ].

Only properly executed proxies received before the Meeting will be voted at the Meeting or any adjournment thereof.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of [                ] (this "Agreement"), between Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, a Delaware limited liability company ("Multi-Strategy"), and [Feeder Fund], a Delaware limited liability company ("Feeder Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Sections 362, 368 and 381 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury regulations promulgated thereunder, and the parties intend, for U.S. federal income tax purposes, that the Merger (as defined herein) be treated as a reorganization under Section 368(a)(1)(A) of the Code.

WITNESSETH:

WHEREAS, Multi-Strategy desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of Feeder Fund by means of a merger of Feeder Fund with and into Multi-Strategy;

WHEREAS, Section 18-209 of the Delaware Limited Liability Company Act, 6 Del. C. §18-101, et seq. (the "Delaware Act"), permits the merger of a Delaware limited liability company with and into a Delaware limited liability company;

WHEREAS, Section 9.9 of the Limited Liability Company Agreement of Multi-Strategy, dated as of January 1, 2012 (the "Multi-Strategy Agreement"), permits Multi-Strategy to merge with or into one or more limited liability companies formed under the Delaware Act in accordance with Section 18-209(b) of the Delaware Act;

WHEREAS, Section 9.9 of the Limited Liability Company Agreement of Feeder Fund, dated as of January 1, 2012 (the "Feeder Fund Agreement"), permits Feeder Fund to merge with or into one or more limited liability companies formed under the Delaware Act in accordance with Section 18-209(b) of the Delaware Act;

WHEREAS, Multi-Strategy and Feeder Fund now desire to effect a merger (the "Merger"), pursuant to which Multi-Strategy and Feeder Fund will merge and in which Multi-Strategy shall be the surviving entity;

WHEREAS, the approval of the requisite number of members of each of Multi-Strategy and Feeder Fund, as required under Section 18-209 of the Delaware Act, shall be a condition precedent to consummation of the Merger.

NOW, WHEREFORE, the parties hereto hereby agree as follows:

A-1

ARTICLE I

THE MERGER; CLOSING

Section 1.1 The Closing.  The parties shall hold the closing of the Merger (the "Closing"), on [December 31, 2012, immediately prior to the Feeder Fund's purchase of units of limited liability company interests tendered in connection with its offer to repurchase units from members effective as of December 31, 2012], or on such other date as soon as practicable thereafter agreed to by the parties (the "Closing Date").  The Closing shall be held at [9:00 am. New York time] on the Closing Date, or at such other time as the parties may agree.  The Closing shall be held in a location mutually agreeable to the parties hereto.  All acts taking place at the Closing shall be deemed to take place simultaneously as of [9:00 am. New York time] on the Closing Date unless otherwise provided.

Section 1.2 The Merger.

(a) After satisfaction or, to the extent permitted hereunder, waiver of each condition to the Merger, including those conditions to be satisfied or waived on the Closing Date, Multi-Strategy, which shall be the surviving entity of the Merger, shall file a certificate of merger on the Closing Date substantially in the form of Exhibit 1 hereto (the "Certificate of Merger") with the Secretary of State of the State of Delaware (the "Secretary of State") and shall make all other filings or recordings required by Delaware law and any other applicable law in connection with the Merger.  The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State on the Closing Date (the "Effective Time").

(b) At the Effective Time, Feeder Fund shall be merged with and into Multi-Strategy, whereupon the separate existence of Feeder Fund shall cease, and Multi-Strategy shall be the surviving entity of the Merger (the "Surviving LLC") in accordance with Section 18-209 of the Delaware Act.

Section 1.3 Exchange of Units.  As of the Effective Time:

(a) Each unit of limited liability company interest (a "Unit") of Multi-Strategy outstanding immediately prior to the Effective Time shall by virtue of the Merger, and without any action on the part of the holder thereof, remain unchanged and continue to remain outstanding as a Unit of the Surviving LLC; and

(b) Units of Feeder Fund outstanding immediately prior to the Effective Time shall be exchanged for Units of Multi-Strategy as follows:

(a) All of the property of Feeder Fund, including, without limitation, all cash, cash equivalents, securities and dividend and interest receivables, as well as any deferred or prepaid expenses shown as an asset on Feeder Fund's books (collectively, the "Feeder Fund Assets") shall be valued as of 4:00 p.m. on the last business day of the calendar month immediately preceding the Closing Date (such time and date being hereinafter called the "Valuation Date") using the valuation procedures of Multi-Strategy.  The Feeder Fund Assets less the liabilities of Feeder Fund, each determined as of the Valuation Date, are herein referred to as the "Feeder Fund Net Assets."

A-2

(b) All of the property of Multi-Strategy, including, without limitation, all cash, cash equivalents, securities and dividend and interest receivables, as well as any deferred or prepaid expenses shown as an asset on Multi-Strategy's books (collectively, the "Multi-Strategy Assets") shall be valued as of the Valuation Date, using the valuation procedures of Multi-Strategy.  The Multi-Strategy assets less the liabilities of Multi-Strategy on the Valuation Date are herein referred to as the "Multi-Strategy Net Assets."

(c) The net asset value of one Unit of Multi-Strategy shall be computed as of the Valuation Date, by dividing the value of the Multi-Strategy Net Assets by the number of outstanding units of Multi-Strategy as of the Valuation Date.

(d) The number of Units of Multi-Strategy (including fractional Units, if any) to be issued hereunder in exchange for Units of Feeder Fund shall be determined by dividing the value of the Feeder Fund Net Assets by the net asset value of one Unit of Multi-Strategy (as determined in accordance with this Section 1.03) (such Units issued hereunder, collectively, the "New Units").

(e) The New Units shall be issued to the Feeder Fund Members (as defined below) pro rata in accordance with the number of Units of Feeder Fund each Feeder Fund Member held in Feeder Fund as of the close of business on the Valuation Date, whereupon all Units of Feeder Fund shall be deemed cancelled.

All computations of value shall be made by Bank of America Capital Advisors LLC (the "Adviser") in accordance with its regular practice in pricing Multi-Strategy.  Multi-Strategy shall cause the Adviser to prepare and retain a copy of its valuation report at the Closing.  The computations of value and other calculations required to made pursuant to this Section 1.03 shall be completed at the Closing or as soon as reasonably practicable after the Closing Date, but in no event more than 25 days after the Closing Date.

"Feeder Fund Member" shall mean each person who is a member of Feeder Fund as reflected on the books and records of Feeder Fund as of the close of business on the Valuation Date.

Section 1.4 Cancellation of Certain Multi-Strategy Units.  All outstanding Units of Multi-Strategy held by Feeder Fund shall be cancelled as of the Effective Time.

Section 1.5 Admission.  Notwithstanding anything to the contrary contained in the Multi-Strategy Agreement, pursuant to Section 18-301(b)(3) of the Delaware Act, as of the Effective Time, each Feeder Fund Member shall be admitted to Multi-Strategy as a member of Multi-Strategy, issued New Units in accordance with Section 1.03(b) of this Agreement and shall be bound by the terms of the Multi-Strategy Agreement.  Upon the foregoing, the New Units issued to each Feeder Fund Member shall be fully paid and nonassessable Units of Multi-Strategy.  The books and records of Multi-Strategy shall be revised as soon as reasonably practicable after the Closing Date to reflect the name of and number of Units owned by each such person.

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ARTICLE II

THE SURVIVING LIMITED LIABILITY COMPANY

Section 2.1 Certificate of Formation and Limited Liability Company Agreement.  The certificate of formation and limited liability company agreement of Multi-Strategy in effect at the Effective Time shall be the certificate of formation and limited liability company agreement of the Surviving LLC unless and until amended in accordance with its terms and applicable law.  The name of the Surviving LLC shall be Excelsior Multi-Strategy Hedge Fund of Funds, LLC.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

Section 3.1 Transfer, Conveyance and Assumption.  At the Effective Time, Multi-Strategy shall continue in existence as the Surviving LLC, and without further transfer, succeed to and possess all of the rights, privileges and powers of Feeder Fund, and all of the assets and property of whatever kind and character of Feeder Fund shall vest in Multi-Strategy without further act or deed.  Thereafter, Multi-Strategy, as the Surviving LLC, shall be liable for all of the liabilities and obligations of Feeder Fund, and any claim or judgment against Feeder Fund may be enforced against Multi-Strategy, as the Surviving LLC, in accordance with Section 18-209 of the Delaware Act.

Section 3.2 Further Assurances.

(a) If at any time Multi-Strategy shall determine or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving LLC the title to any property or right of Feeder Fund, or otherwise to carry out the provisions hereof, the proper officers and representatives of Feeder Fund as of the Effective Time shall execute and deliver any and all proper deeds, assignments, and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving LLC, and otherwise to carry out the provisions hereof.

(b) As soon as practicable following the Closing, the parties hereto shall cause to be filed with the Securities and Exchange Commission (the "Commission") an application pursuant to Section 8(f) of the Investment Company Act of 1940 (the "1940 Act") requesting an order of the Commission declaring that Feeder Fund has ceased to be an investment company and the parties shall take such further actions as may reasonably be necessary to obtain such order.  Copies of all books and records maintained on behalf of Feeder Fund in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will be delivered at the Closing to officers of Multi-Strategy or their designee, and Multi-Strategy shall preserve such records in accordance with and for the periods specified by applicable laws and rules.

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(c) In the event that any securities or similar assets are owned by Feeder Fund (excluding any Units of Multi-Strategy) and represented by a certificate, subscription document or other written instrument (each such certificate, document or instrument, a "Certificate"), each such Certificate shall be presented by it or on its behalf to The Bank of New York Mellon (the "Custodian"), the custodian of the assets of Multi-Strategy, for examination no later than five business days preceding the Valuation Date.  All such Certificates, together with any cash or other assets owned by Feeder Fund shall be delivered by Feeder Fund to the Custodian for the account of Multi-Strategy on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers.  Any securities or similar assets of Feeder Fund that are held through a securities depository (as defined by Rule 17f-4 under the 1940 Act) or in book-entry form shall be delivered to the Custodian for the account of Multi-Strategy on or before the Closing Date in accordance applicable procedures and customary practices for the transfer thereof.  Any cash delivered to the Custodian shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York Mellon, as Custodian for Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC."

(d) In the event that on the Valuation Date, (i) the New York Stock Exchange, or any other market on which the assets of the underlying funds in which Multi-Strategy invests are traded, shall be closed to trading or trading thereon shall be restricted, (ii) trading or the reporting of trading in such market or elsewhere shall be disrupted or (iii) any other state of facts shall exist such that, in the judgment of either Multi-Strategy and Feeder Fund, accurate appraisal of the value of the net assets of Multi-Strategy or Feeder Fund as of the Valuation Date is impracticable, the Valuation Date shall be postponed until such date thereafter as shall be agreed to by Multi-Strategy and Feeder Fund when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored or when accurate appraisal of the net assets shall be feasible.  If the Valuation Date is postponed pursuant to this Section 3.02(d), the Closing shall be postponed to such date following the Valuation Date as shall be agreed to by Multi-Strategy and Feeder Fund.

(e) Feeder Fund shall deliver to Multi-Strategy or its designee (i) on the Closing Date, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Feeder Fund Members and the number of outstanding Units of Feeder Fund owned by each such Feeder Fund Member, all as of the Valuation Date, and (ii) at the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Feeder Fund Members' taxpayer identification numbers and their liability for or exemption from back-up withholding.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

ARTICLE IV

COVENANTS OF MULTI-STRATEGY AND FEEDER FUND

Section 4.1 Except as otherwise expressly provided herein, Multi-Strategy and Feeder Fund each will operate its business in the ordinary course between the date hereof and the

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Section 4.2 Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

Section 4.3 Each of Feeder Fund and Multi-Strategy will call a meeting of its members to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.  Each of Feeder Fund and Multi-Strategy will prepare a notice of meeting, form of proxy and prospectus/proxy statement (collectively, the "Proxy Materials") to be used in connection with such meetings and shall file the Proxy Materials with the Commission.  Multi-Strategy’s proxy statement shall be filed with the Commission on Form N-14 as a registration statement (the "Registration Statement") so that the New Units to be issued pursuant to Section 1.03 of this Agreement shall, at the time of such issuance, be registered under the Securities Act of 1933 (the "1933 Act").

Section 4.4 Multi-Strategy agrees to use all reasonable efforts to obtain the approval by the Board of Managers of Multi-Strategy and members of Multi-Strategy of a new investment advisory agreement between Multi-Strategy and the Adviser, to become effective upon consummation of the Merger, in accordance with applicable provisions of the 1940 Act (the "New Advisory Agreement"), as well as the approval by the Board of Managers of Multi-Strategy of a new placement agency agreement between Multi-Strategy and Merrill Lynch, Pierce, Fenner & Smith Incorporated, to become effective upon consummation of the Merger in accordance with applicable provisions of the 1940 Act (the "New Placement Agency Agreement").

Section 4.5 Subject to the provisions of this Agreement, Multi-Strategy and Feeder Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

Section 4.6 Feeder Fund shall furnish or cause to be furnished to Multi-Strategy within 25 days after the Closing Date a statement of Feeder Fund's assets and liabilities as of the Valuation Date, which statement shall be certified by Feeder Fund's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied.

Section 4.7 Multi-Strategy shall furnish or cause to be furnished to Feeder Fund within 25 days after the Closing Date a statement of Multi-Strategy's assets and liabilities as of the Validation Date, which statement shall be certified by Multi-Strategy's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied.

Section 4.8 On or prior to the Closing Date, Feeder Fund shall:

(a) prepare and file all federal and other tax returns and reports of Feeder Fund required by law to be filed with respect to all periods ending on or before [December 31, 2012], but not theretofore filed, and

(b) pay all federal and other taxes shown as due thereon and/or all federal and other taxes that are unpaid as of such date.

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(c) Multi-Strategy and Feeder Fund agree that, in the event all conditions precedent set forth in Sections 6.01, 6.02 and 6.03 herein have been satisfied, any capital contributions to purchase Units of Feeder Fund as of a date subsequent to the Valuation Date shall be treated as capital contributions to purchase Units of Multi-Strategy as of the beginning of the calendar month following the Valuation Date, and Feeder Fund agrees to disclose the foregoing in connection with the offering of Units of Feeder Fund to prospective investors commencing upon the date of this Agreement.  Feeder Fund agrees that, in the event all conditions precedent set forth in Sections 6.01, 6.02 and 6.03 herein have been satisfied, it shall not repurchase or redeem any of its Units subsequent to the Valuation Date.

Section 4.9 Feeder Fund agrees that it shall supplement its offering memorandum as of the date of this Agreement to disclose this Agreement and the transactions contemplated herein to prospective investors.

Section 4.10 Multi-Strategy agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1940 Act and to make such filings required by the state blue sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Section 4.11 In connection with the transactions contemplated herein, each of Multi-Strategy and Feeder Fund agrees that the determinations made by its respective board of managers as required by Rule 17a-8 under the 1940 Act, and the bases thereof, including the factors considered by the Managers, will be recorded fully in its minute books.  Multi-Strategy agrees that it will preserve written records that describe the transaction and its terms for six years after the Closing Date (and for the first two years in an easily accessible place) and further agrees that, subsequent to the Closing Date, it will preserve all books and records of Feeder Fund in the manner and for such periods as may be required by the 1940 Act and the rules thereunder.

Section 4.12 Prior to the Closing, Feeder Fund shall have taken such actions as may be necessary to extend the term of the existing directors and officers liability insurance policy of Feeder Fund (the "D&O Policy") so as to provide coverage thereunder, effective beginning as of the Closing Date, for claims made with respect to Feeder Fund against the Managers of Feeder Fund, acting in their capacities as such, for a period of six (6) years following the Closing Date.

Section 4.13 Subject to consummation of the Merger, Multi-Strategy hereby agrees to indemnify each manager of Feeder Fund against all liabilities and expenses incurred by such Manager with respect to Feeder Fund in the manner and on the terms and conditions of the Feeder Fund Agreement with respect to liabilities and expenses asserted during the period expiring on the 6th anniversary date of the Closing Date to the extent that such liabilities and expenses are not covered by the D&O Policy.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1 Multi-Strategy Representations.  Multi-Strategy represents and warrants to Feeder Fund as follows:

(a) Multi-Strategy is a validly existing Delaware limited liability company with full power to carry on its business as presently conducted.

(b) Multi-Strategy is duly registered under the 1940 Act as closed-end, management investment company, and such registration is in full force and effect.

(c) The Board of Managers of Multi-Strategy meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d) Units of Multi-Strategy have been offered and sold in compliance with the laws and regulations of all jurisdictions in which such offers and sales have been made, all reports and filings required by such laws and regulations have been timely filed and are complete and current, all fees required to be paid in connection with such offers and sales have been paid, and Multi-Strategy is not subject to any stop order and is fully qualified to sell its Units in each state in which its Units have or are being offered and sold.

(e) The investment objective, policies and restrictions of Multi-Strategy are accurately reflected in the registration statement of Multi-Strategy as filed with the Commission.

(f) Multi-Strategy is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any applicable law or any provision of the Multi-Strategy Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which Multi-Strategy is a party or by which it is bound.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Multi-Strategy or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Multi-Strategy knows of no facts that might form the basis for the institution of any such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

(h) Multi-Strategy is, and at all times during the past three years has been, in material compliance with all applicable laws and regulations.

(i) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Members' Capital and Financial Highlights for the fiscal year ended March 31, 2012, of Multi-Strategy audited by PricewaterhouseCoopers LLP, Multi-Strategy's

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(j) independent registered public accounting firm (copies of which will be furnished to Feeder Fund), fairly present, in all material respects, Multi-Strategy's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Multi-Strategy (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein.

(k) All issued and outstanding Units of Multi-Strategy are, and at the Closing Date will be, duly and validly issued and outstanding, with no personal liability attaching to the ownership thereof.  Multi-Strategy does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its Units, nor is there outstanding any security convertible into Units of Multi-Strategy.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Multi-Strategy, and this Agreement constitutes a valid and binding obligation of Multi-Strategy enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.  No other consents, authorizations or approvals, other than those contemplated by this Agreement, are necessary in connection with Multi-Strategy's performance of this Agreement.

(m) The New Units to be delivered to Feeder Fund Members pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so delivered, will be duly and validly issued Units, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof.

(n) Since March 31, 2012, there has been no change by Multi-Strategy in accounting methods, principles or practices, including those required by generally accepted accounting principles.

(o) The information furnished or to be furnished to Feeder Fund by Multi-Strategy for use by Feeder Fund in the Proxy Materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) At the time of the meeting of Multi-Strategy's members and on the Closing Date, the Proxy Materials of Multi-Strategy will (i) comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Any other information furnished by Multi-Strategy for any use that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

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(q) All material federal and other tax returns and reports of Multi-Strategy required by law to be filed on or before the Closing Date shall have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Multi-Strategy's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

(r) For each taxable year from its inception through December 31, 2011, Multi-Strategy met the requirements for classification and treatment as a "partnership" within the meaning of Section 7701(a) of the Code and was not classified or treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

(s) Since January 1, 2012, Multi-Strategy has at all times met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" within the meaning of Section 851 of the Code.

Section 5.2 Feeder Fund Representations.  Feeder Fund represents and warrants to Multi-Strategy as follows:

(a) Feeder Fund is a validly existing Delaware limited liability company with full power to carry on its business as presently conducted.

(b) Feeder Fund is duly registered under the 1940 Act as a closed-end, management investment company, and such registration is in full force and effect.

(c) The Board of Managers of Feeder Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d) Units of Feeder Fund have been offered and sold in compliance with the laws and regulations of all jurisdictions in which such offers and sales have been made, all reports and filings required by such laws and regulations have been timely filed and are complete and current, all fees required to be paid in connection with such offers and sales have been paid, and Feeder Fund is not subject to any stop order and is fully qualified to sell its Units in each state in which its Units have or are being offered and sold.

(e) The offering memorandum of Feeder Fund dated July 2011 conforms in all material respects to the applicable requirements of the 1940 Act and the regulations thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The investment objective, policies and restrictions of Feeder Fund are accurately reflected in the offering memorandum of Feeder Fund.

(g) Feeder Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any law or any provision of the Feeder Fund Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which Feeder Fund is a party or by which it is bound.

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(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Feeder Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Feeder Fund knows of no facts that might form the basis for the institution of any such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

(i) Feeder Fund is, and at all times during the past three years has been, in material compliance with all applicable laws and regulations.

(j) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Members' Capital and Financial Highlights of Feeder Fund for the fiscal year ended March 31, 2012, audited by PricewaterhouseCoopers LLP, Feeder Fund's independent registered public accounting firm (copies of which have been or will be furnished to Multi-Strategy) fairly present, in all material respects, Feeder Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Feeder Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein.

(k) Feeder Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date or as a consequence of the Closing.

(l) All issued and outstanding Units of Feeder Fund are, and at the Closing Date will be, duly and validly issued and outstanding, with no personal liability attaching to the ownership thereof.  Feeder Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its Units, nor is there outstanding any security convertible into Units of Feeder Fund.  All such Units of Feeder Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the list of members submitted to Multi-Strategy pursuant to Section 3.02.

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Feeder Fund, and subject to the approval of Feeder Fund's Members, this Agreement constitutes a valid and binding obligation of Feeder Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.  No other consents, authorizations or approvals, other than those contemplated by this Agreement, are necessary in connection with Feeder Fund's performance of this Agreement.

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(n) Since March 31, 2012, there has been no change by Feeder Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles.

(o) The information furnished or to be furnished to Multi-Strategy by Feeder Fund for use by Multi-Strategy in the Proxy Materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) At the time of the meeting of Feeder Fund's Members and on the Closing Date, the Proxy Materials of Feeder Fund will (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Any other information furnished by Feeder Fund for any use that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder.

(q) At the Closing Date, Feeder Fund will have good and valid title to the Feeder Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Feeder Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and pursuant to the Merger, Multi-Strategy will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act.

(r) All material federal and other tax returns and reports of Feeder Fund required by law to be filed on or before the Closing Date shall have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Feeder Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

(s) For each taxable year from its inception through December 31, 2011, Feeder Fund met the requirements for classification and treatment as a "partnership" within the meaning of Section 7701(a) of the Code and was not classified or treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

(t) Since January 1, 2012, Feeder Fund has at all times met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" within the meaning of Section 851 of the Code.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.1 Conditions Precedent to Obligations of Feeder Fund.  The obligations of Feeder Fund to consummate the transactions provided for herein shall be subject,

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Section 6.2 at its election, to the performance by Multi-Strategy of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

(a) All representations and warranties of Multi-Strategy contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

(b) Multi-Strategy shall have delivered to Feeder Fund a certificate of its President and Treasurer, in a form reasonably satisfactory to Feeder Fund and dated as of the Closing Date, to the effect that the representations and warranties of Multi-Strategy made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Feeder Fund shall reasonably request;

(c) Multi-Strategy shall have delivered to Feeder Fund a statement of the Multi-Strategy assets and its liabilities, as of the Closing Date, certified by the Treasurer of Multi-Strategy; and

(d) As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Multi-Strategy on or after the date of this Agreement.

Section 6.3 Conditions Precedent to Obligations of Multi-Strategy.  The obligations of Multi-Strategy to complete the transactions provided for herein shall be subject, at its election, to the performance by Feeder Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

(a) All representations and warranties of Feeder Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

(b) Feeder Fund shall have delivered to Multi-Strategy at the Closing Date a certificate of its President and its Treasurer, in form and substance satisfactory to Multi-Strategy and dated as of the Closing Date, to the effect that the representations and warranties of Feeder Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Multi-Strategy shall reasonably request;

(c) Feeder Fund shall have delivered to Multi-Strategy a statement of the Feeder Fund assets and its liabilities, as of the Closing Date, certified by the Treasurer of Feeder Fund;

(d) As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Feeder Fund as they are described in Feeder Fund's offering memorandum dated July 2011, as supplemented; and

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(e) On the Closing Date, the Feeder Fund Assets shall include no assets that Multi-Strategy, by reason of limitations of the Multi-Strategy Agreement or otherwise, may not properly acquire.

Section 6.4 Further Conditions Precedent to Obligations of Multi-Strategy and Feeder Fund.  The obligations of Feeder Fund and Multi-Strategy hereunder are each subject to the further conditions that on or before the Closing Date:

(a) This Agreement shall have been approved by the requisite vote of the members of Feeder Fund and by the requisite vote of the members of Multi-Strategy in accordance with the provisions of the Feeder Fund Agreement and the Multi-Strategy Agreement, respectively, and the Delaware Act, and certified copies of the resolutions evidencing such approval by members of each party hereto shall have been delivered to the other party;

(b) On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

(c) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Multi-Strategy or Feeder Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Multi-Strategy or Feeder Fund;

(d) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e) At or immediately prior to the Closing Date, Feeder Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to members of Feeder Fund all of Feeder Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Dates (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward);

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(f) The parties shall have received an opinion from the law firm of Schulte Roth & Zabel LLP substantially to the effect that:

(a) The Merger will constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code, and Multi-Strategy and Feeder Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) The members of Feeder Fund will not recognize gain or loss upon the exchange of all of their Units of Feeder Fund solely for Units of Multi-Strategy.  No gain or loss will be recognized by Feeder Fund upon the transfer of all its assets to Multi-Strategy and the assumption by Multi-Strategy of the liabilities, if any, of Feeder Fund in the Merger.  Nor will gain or loss be recognized by the Multi-Strategy upon the acquisition of all the assets of Feeder Fund and the assumption of the liabilities, if any, held by Feeder Fund in the Merger;

(c) Multi-Strategy's tax basis for the assets held by Feeder Fund will be the same as the tax basis of these assets when held by Feeder Fund immediately before the Merger, and the holding period of such assets acquired by Multi-Strategy will include the holding period of such assets when held by Feeder Fund.  Each Feeder Fund Member's tax basis for the Units of Multi-Strategy received by such Feeder Fund Member pursuant to the Merger will be the same as such Feeder Fund Member's tax basis in Units of Feeder Fund exchanged therefor;

(d) The holding period of the Multi-Strategy Units received by the Feeder Fund Members will include the holding period of their Units of Feeder Fund exchanged therefor, provided that the Units of Feeder Fund were held as capital assets on the Closing Date; and

(e) The members of Multi-Strategy will not recognize any gain or loss as a result of the Merger;

(g) The Board of Managers of Multi-Strategy and members of Multi-Strategy shall have approved the New Advisory Agreement and certified copies of the resolutions evidencing such approvals shall have been delivered to Feeder Fund by Multi-Strategy;

(h) The Board of Managers of Multi-Strategy shall have approved the New Placement Agency Agreement and certified copies of the resolutions evidencing such approval shall have been delivered to Feeder Fund by Multi-Strategy; and

(i) The merger of Multi-Strategy with each of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC and Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC shall also have been approved by the boards of managers of such funds (including Multi-Strategy) and by their respective members, all conditions precedent to the merger of such funds shall have been met, and the closing of such merger shall occur simultaneously with the Merger and shall have the same effective time as the Merger.

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ARTICLE VII

FEES AND EXPENSES

Section 7.1 Feeder Fund agrees to bear all expenses incurred by Feeder Fund or by Multi-Strategy in connection with entering into and carrying out the provisions of this Agreement, including, but not limited to, legal, accounting, registration fees and blue sky expenses, and printing, filing and proxy solicitation expenses.

Section 7.2 In the event the transactions contemplated herein are not consummated by reason of Multi-Strategy being either unwilling or unable to go forward, and all conditions precedent to Multi-Strategy's obligations specified in this Agreement have been fulfilled, Multi-Strategy's only obligation to Feeder Fund hereunder shall be to reimburse Feeder Fund for all reasonable out-of-pocket fees and expenses incurred by Feeder Fund in connection with this Agreement and the performance thereof.

ARTICLE VIII

TERMINATION

Section 8.1 Termination.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

(a) by mutual written consent of Multi-Strategy and Feeder Fund;

(b) by either Multi-Strategy or Feeder Fund if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining Multi-Strategy or Feeder Fund from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable;

(c) by either Multi-Strategy or Feeder Fund by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before [March 31, 2013]; or

(d) by either Multi-Strategy or Feeder Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if

(a) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date,

(b) the other party materially breaches any of its representations, warranties or covenants contained herein,

(c) the Feeder Fund Members fail to approve this Agreement,

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(d) the members of Multi-Strategy fail to approve this Agreement,

(e) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(f) its Board of Managers has determined in good faith that termination of this Agreement is in the best interests of the terminating party and its members.

Section 8.2 Effect of Termination.

(a) Termination of this Agreement pursuant to Sections 8.01(a), (b) or (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the terminating party, or its managers or officers to the other party or its Managers, officers or members nor any obligation of the terminating party pursuant to Section 7.02 of this Agreement.

(b) Termination of this Agreement pursuant to Section 8.01(d) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Multi-Strategy or Feeder Fund, or the Managers or officers of Multi-Strategy or Feeder Fund, except that in the case of a termination pursuant to Section 8.01(d)(i) or Section 8.01(d)(ii) by Feeder Fund, Multi-Strategy shall be obligated to reimburse Feeder Fund for expenses borne by Feeder Fund relating to this Agreement and the transactions contemplated hereby.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Amendments; No Waivers.

(a) Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by Multi-Strategy and by Feeder Fund.

(b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.2 Headings.  The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.3 Integration.  All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between Multi-Strategy and Feeder Fund, or

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Section 9.4 their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between Multi-Strategy and Feeder Fund with respect to the subject matter hereof.

Section 9.5 Survival of Warranties.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

Section 9.6 Multi-Strategy Liability.  The obligations and liabilities of Multi-Strategy hereunder are solely those of Multi-Strategy.  It is expressly agreed that no member, nominee, manager, officer, agent, or employee of Multi-Strategy shall be personally liable hereunder.  The execution and delivery of this Agreement have been authorized by the board of managers of Multi-Strategy and signed by authorized officers of Multi-Strategy acting as such, and neither such authorization by such managers nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

Section 9.7 Feeder Fund Liability.  The obligations and liabilities of Feeder Fund hereunder are solely those of Feeder Fund.  It is expressly agreed that no member, nominee, manager, officer, agent or employee of Feeder Fund shall be personally liable hereunder.  The execution and delivery of this Agreement have been authorized by the board of managers of Feeder Fund and signed by authorized officers of Feeder Fund acting as such, and neither such authorization by such managers nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

Section 9.8 Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that, to the fullest extent permitted by law, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 9.9 Notices.  Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

Section 9.10 Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Section 9.11 Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

By:
Name:
Title:

[FEEDER FUND]

By:
Name:
Title:

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EXHIBIT B

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made and executed the ___ day of _____________, 2012, by and between Excelsior Multi-Strategy Hedge Fund of Funds, LLC, a Delaware limited liability company (the "Fund"), and Bank of America Capital Advisors LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Fund intends to engage in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser;

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services and to provide certain administrative services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Fund and the Adviser agree as follows:

1.           The Fund hereby retains the Adviser to:

(a)           act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), manage the investment activities of the Fund as hereinafter set forth.  Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Investment Funds"), which are managed by investment managers ("Investment Managers"), including Investment Managers for which separate investment vehicles have been created in which the Investment Managers serve as general partners or managing members and the Fund is the sole investor ("Sub-Funds") and Investment Managers who are retained to manage the Fund's assets directly through separate managed accounts (Investment Managers of Sub-Funds and of managed accounts are collectively referred to as "Subadvisors"), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Adviser shall deem necessary or appropriate.  The Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

(b)           provide, and the Adviser hereby agrees to provide, certain management, administrative and other services to the Fund.  Notwithstanding the appointment of the Adviser to provide such services hereunder, the Board shall remain responsible for supervising and controlling the management, business and affairs of the Fund.  The management, administrative and other services to be provided by the Adviser shall include:

(i)	the provision of office space, telephone and utilities;

(ii)	the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(iii)	the general supervision of the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

(iv)	the handling of investor inquiries regarding the Fund and providing them with information concerning their investments in the Fund and capital account balances;

(v)	monitoring relations and communications between investors and the Fund;

(vi)	assisting in the drafting and updating of disclosure documents relating to the Fund and assisting in the preparation of offering materials;

(vii)	maintaining and updating investor information, such as change of address and employment;

(viii)	assisting in the preparation and mailing of investor subscription documents and confirming the receipt of such documents and funds;

(ix)	assisting in the preparation of regulatory filings with the Securities and Exchange Commission and state securities regulators and other Federal and state regulatory authorities;

(x)	preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

(xi)	monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board;

(xii)
reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

(xiii)	assisting in preparation and filing of tax returns;

(xiv)	coordinating and organizing meetings of the Board and meetings of the members of the Fund, in each case when called by such persons;

(xv)	preparing materials and reports for use in connection with meetings of the Board;

(xvi)
maintaining and preserving those books and records of the Fund not maintained by any subadvisers of the Fund or the Fund's administrator, accounting agent or custodian (which books and records shall be the property of the Fund and maintained and preserved as required by the 1940 Act and the rules thereunder and shall be surrendered to the Fund promptly upon request);

(xvii)	reviewing and arranging for payment of the expenses of the Fund;

(xviii)	assisting the Fund in conducting offers to members of the Fund to repurchase member interests;

(xix)	reviewing and approving all regulatory filings of the Fund required under applicable law;

(xx)	reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund;

(xxi)	providing the services of persons employed by the Adviser or its affiliates who may be appointed as officers of the Fund by the Board; and

(xxii)
assisting the Fund in routine regulatory examinations, and working closely with any counsel retained to represent the members of the Board who are not "interested persons," as defined by the 1940 Act and the rules thereunder (the "Independent Managers") of the Fund in response to any litigation, investigations or regulatory matters.

(c)           invest excess cash of the Fund as the Adviser, in its discretion and subject to the investment objective and policies of the Fund and such policies as established by the Board, deems appropriate in short-term money market securities.

(d)           borrow money as the Adviser, in its discretion and subject to the investment objective and policies of the Fund and such policies as established by the Board, deems necessary and appropriate for purposes of cash management.

2.           Without limiting the generality of paragraph 1 hereof, the Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Adviser to the discretionary management of one or more Subadvisors, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Subadvisors, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Subadvisor.  The Adviser may, subject to such procedures as may be adopted by the Board, use affiliates of the Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

3.           Management Fee; Expenses; Administrative Fee

(a)           In consideration for the provision by the Adviser of its services hereunder and the Adviser's bearing of certain expenses, the Fund will pay the Adviser a quarterly fee of 0.375% (1.50% on an annualized basis) of the Fund's "net assets" (the "Management Fee").  "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.

(b)           The Management Fee will be computed based on the net assets of the Fund as of the start of business on the first business day of each calendar quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter.  In the event that the Management Fee is payable in respect of a partial quarter, or in the event of contributions or withdrawals of capital to the Fund other than at the beginning or end of a quarter, such fee will be appropriately pro-rated.

(c)           The Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Investment Managers; fees of consultants retained by the Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents.  The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Fund under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser or made available to the Adviser.

4.           The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

5.           Except as provided herein or in another agreement between the Fund and the Adviser, the Fund shall bear all of its own expenses, including: all investment related expenses (including, but not limited to, fees paid directly or indirectly to Investment Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Subadvisor, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Investment Funds managed by Subadvisors; any non-investment related interest expense; attorneys' fees and disbursements associated with updating the Fund's Confidential Memorandum and subscription documents; fees and disbursements of any attorneys and accountants engaged by the Fund; expenses related to the annual audit of the Fund; tax preparation fees; fees paid to the Fund's administrator; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Adviser; fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

6.           The compensation provided to the Adviser pursuant to paragraph 3(a) hereof shall be full compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement.

7.           The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any of the Affiliates or for any loss suffered by the Fund.

8.           (a)  The Fund shall indemnify the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct").  Indemnification shall be made following:  (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the members of the Board (the "Managers") who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder.  The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance.  The Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 8.

(b)           Notwithstanding any of the foregoing to the contrary, the provisions of paragraph 7 and this paragraph 8 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of paragraph 7 and this paragraph 8 to the fullest extent permitted by law.

9.           Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

10.           This Agreement shall become effective as of the date first noted above, shall remain in effect for an initial term expiring two years thereafter, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder).  The Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund.  This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order or rule of the Securities and Exchange Commission.

11.           Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

12.           This Agreement may be amended only by the written agreement of the parties.  Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder.  If required by the 1940 Act, any amendment shall also be required to be approved by such vote of members of the Fund as is required by the 1940 Act and the rules thereunder.

13.           This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.           The Fund represents that this Agreement has been duly approved by the Board, including the vote of a majority of the Independent Managers, and by such vote of members of the Fund as is required by the 1940 Act and the rules thereunder.

15.           The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

16.           This Agreement embodies the entire understanding of the parties.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS , LLC

By:
Name:
Title:

BANK OF AMERICA CAPITAL ADVISORS LLC

By:
Name:
Title:

EXHIBIT C

INVESTMENT STRATEGIES OF THE FUNDS AND RELATED RISKS

Investment Strategies.

The Merger Funds and the Master Fund have investment strategies that are substantially the same.  As a fund of hedge funds, the Master Fund pursues its investment objective principally through a multi-manager, multi-strategy program of investment in a diverse group of Investment Funds that primarily invest or trade in a wide range of equity and debt securities, with the objective of significantly lowering the risk (volatility) from that which would be associated with investing with any single Investment Manager.

Investment Managers are selected by the Adviser based on their experience or expertise in a particular investment strategy or investment strategies.  The Investment Managers selected by the Adviser generally conduct their investment programs through private investment funds that have investors other than the Master Fund.

Certain Investment Managers have shown a consistent ability to achieve above-average results within their particular investment strategies and investment styles.  However, history shows that no one particular investment strategy or investment style produces consistent or above-average total return results, either on an absolute or relative basis, over all phases of a market cycle.  For example, there are periods of time when fixed-income securities outperform equities and vice versa.  There are also periods of time when equities with particular characteristics outperform other types of equities.  Although these cycles tend to repeat themselves, they do so with no regularity.  While a particular investment strategy or investment style within an investment strategy may not achieve above-average performance over any given period within a cycle, the blending of investment strategies and investment styles within those strategies can be used to seek more consistent returns with a reduction of risk and volatility.

Consistent with these concepts, the assets of the Master Fund are allocated to a diverse group of Investment Managers that use a variety of investment strategies and styles and that have demonstrated the ability to achieve superior investment results as compared to others using the same strategy or style.  This investment allocation strategy is intended to permit the Master Fund to achieve more consistent investment returns, with significantly lower risk, from that which would be associated with any one investment strategy or with any one Investment Manager.

The Adviser is responsible for the allocation of assets to various Investment Funds, subject to such policies as may be adopted by the Board of Managers.  It also may select Investment Managers who will be given discretionary authority to manage designated portions of the Master Fund's assets on a managed account basis, subject to the approval of the Board of Managers and, to the extent required by the 1940 Act, by Members.  Investment Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Subadvisers," and the accounts managed by Subadvisers are collectively referred to as "Subadvisory Accounts."

Investment Managers are selected on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of the Investment Manager's risk management discipline; the structure of the Investment Manager's portfolio and the types of securities or other instruments held; its fee structure; on-site interviews of the Investment Manager's personnel; the quality and stability of the Investment Manager's organization, including internal and external professional staff; the Investment Manager's potential for performance or performance during various time periods and market cycles; and whether the Investment Manager has a significant personal investment in the investment program it pursues.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used.  The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies.  Although the Investment Managers primarily invest and trade in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments.  In addition, the Investment Managers may sell securities short and use a wide range of other investment techniques.  The Investment Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).  Investment Managers may employ leverage in pursuing their investment programs.

The Investment Managers may use various investment techniques for hedging and non-hedging purposes.  For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Confidential Memorandum.  The use of these techniques may be an integral part of an Investment Manager's investment program, and involve certain risks.  The Investment Managers may use leverage, which also entails risk.  For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Subadvisory Account that the Master Fund may establish.  However, Investment Funds in which the Master Fund invests are not generally subject to the investment restrictions of the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market or other liquid instruments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to affect repurchases of Units or for other purposes.

Investment Managers have complete discretion to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents.  They may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes.  In circumstances deemed appropriate by an Investment Manager, an Investment Fund may:  (i) make substantial investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers; (ii) make substantial hedged investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make hedged investments in stocks or other equity securities of domestic and foreign issuers; (iii) engage in hedging in related equity, convertible and interest rate securities; (iv) engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy; (v) invest in instruments of failing companies or companies already in bankruptcy;  (vi) engage in strategic block investing, leveraged buy outs and acquisitions; (vii) utilize short sales and leverage, repurchase agreements and options; (viii) invest with asset allocators who utilize a variety of the strategies delineated above; and (ix) effect transactions in commodities and futures contracts (and, when available, options thereon).

The strategies employed by the Investment Managers on behalf of their respective Investment Funds and the types of Investment Funds in which the Master Fund may invest may include, but are not limited to those described below.  In pursuing the Master Fund's investment program, the Adviser emphasizes investments in Hedged Equity Funds and Arbitrage/Distressed Funds.

1.
Hedged Equity Funds – Funds where the managers construct portfolios consisting of long and short equity positions, with leverage commonly employed. The manager's stock picking ability, on both the long and the short side, is key to the success of these funds.  The short positions may be opportunistic or instituted solely for hedging purposes.  Individual stock options may be used in place of a short equity position and equity index options may be used as a portfolio hedge. This classification is very broad, including the primary categories described below.  These types of funds may range from:

•	Conservative funds that seek to mitigate market risk by maintaining net market exposure from zero to 100%; to

•	Classic hedge funds (or "Jones style") maintaining market exposure within a fairly narrow band (e.g., between 30% net short and 30% net long); to

•	More aggressive funds that may magnify market risk by consistently exceeding 100% exposure (net) or, in some instances, maintaining a net short exposure.

Certain of these funds may invest a percentage of their assets outside the U.S. or may concentrate their investments in a particular region, sector or industry, or in companies of a specific market capitalization size.  Managers may lean toward or utilize exclusively a growth or value orientation, while others may employ a combination of growth and value orientation in selecting securities.

The hedged equity categories, as defined by and used by the Adviser in constructing the Master Fund's portfolio of Investment Funds, are as follows:

•
Hedged Long/Short – Funds that seek to profit by exploiting pricing inefficiencies between related equities by combining long and short positions to neutralize market exposure.  Typically, this strategy is based on methods for selecting and ranking specific stocks with equal dollar amounts or equal market beta correlations allocated to the long and short sides of the portfolio.  The strictest adherents to this strategy seek to neutralize as many risks as possible, by holding offsetting equal allocations by sector, geography and capitalization size.  For example, long positions in the stocks of the strongest companies in several industries are "neutralized" by taking corresponding short positions in the stocks of those companies showing signs of weakness in the same industries.

•
Opportunistic Long/Short Equity – Funds investing in a portfolio of long and short equity positions, with leverage commonly employed.  Funds in this category include those with no regular sector bias, but may employ either style or capitalization bias.  Managers of these funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures.  In other words, there is more defined market exposure than that found in equity market neutral strategies.  Trading  and concentrated positions in certain stocks or industries often becomes an important element in these strategies.  There is typically some degree of market timing involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

•
Hedged Sector Funds – Funds investing in stocks of companies in one or two sectors of the economy, such as financial institutions, technology, healthcare, biotech, utilities or energy.  The strategy implementation varies widely.  These funds may invest long only, long and short, long-biased or vary net long and net short positioning based on current perceived opportunities. However, these funds are typically long-biased, capitalizing on the growth or expansion of the particular sector.  Put options on sector indices may be used to mitigate the effect of a sector decline.

2.
Arbitrage/Distressed Funds – This category includes funds employing strategies that involve investing in opportunities created by significant corporate events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks.  In addition, positions may be taken in related securities of different companies or in different securities of the same issuer for the purpose of arbitraging differences in share prices.  Managers may allocate capital to more than one strategy, with certain managers maintaining a relatively fixed allocation to particular strategies, while others allow one or two strategies to opportunistically dominate the portfolio.  These combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.  Noted below are certain strategies that may be employed by funds in this category.

•	Merger Arbitrage – Sometimes called "Risk Arbitrage," involves fund managers that invest in event-driven situations such as leveraged buy-outs, mergers and hostile

•
takeovers.  Normally the stock of an acquisition target appreciates while the acquiring company's stock decreases in value.  These strategies generate returns by purchasing stock of the company being acquired and, in stock for stock deals, selling short the stock of the acquiring company.  Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock.  These funds may hedge against market risk by purchasing S&P put options or put option spreads.

•
Distressed Investment – These funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation.  These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings.  Depending on the manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants and post-distressed equities.  Leverage may be used by certain managers, but it is not typical in this strategy.  In its most traditional form, managers invest only in secured debt high in the capital structure and only in late-stage situations.  Other managers invest solely in post-distressed equities or in high-yield bonds.  A third category, "opportunistic distressed," may hold very diversified portfolios of senior secured, subordinated debt, distressed sovereign debt, post-bankruptcy equity, trade claims and high yield bonds.

•
Convertible Arbitrage – Managers who purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock.  Certain managers may also seek to hedge interest rate exposure.  Most managers employ some degree of leverage, ranging from zero to 10:1.  The equity hedge ratio may range from 30% to 100%.  As the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the credit rating of the unhedged bond.  The funds can be run with a directional bias (the manager makes bets on the direction of the equity market) or as market neutral (the direction of the market does not have a major impact on returns).

•
Relative Value Arbitrage – These funds seek to take advantage of relative pricing discrepancies between instruments including equities, debt, options and futures.  The managers of the funds may use mathematical, fundamental or technical analysis to determine unequal valuations.  Securities may be mispriced relative to the underlying security, related securities, groups of securities or the overall market. Many funds use leverage and seek opportunities globally.  Arbitrage strategies include dividend arbitrage, pairs trading, capital structure arbitrage, options arbitrage and yield curve trading.  This category encompasses very highly leveraged strategies with aggressive return goals as well as conservative, low volatility varieties.

•
Multi-Strategy Arbitrage – Funds where the manager allocates capital to more than one strategy.  The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing.  Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio.  The combinations are designed

•	to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

3.
Equity Non-Hedge Funds – Includes funds that are predominantly long equities, although they have the ability to hedge with short sales of stocks and stock index options.  This strategy is commonly referred to as "stock-picking."  Leverage may be used to enhance returns.  Managers may implement a hedge in the portfolio when they believe market conditions warrant a defensive stance.  These funds may also occasionally and opportunistically short individual stocks.  The important distinction between equity non-hedge funds and equity hedge funds is that equity non-hedge funds do not maintain a constant hedge.  An important sub-category is concentrated equity funds, which may hold as few as five to ten positions at a time.  Certain managers in this category become active investors in their portfolio companies.

4.
Macro Hedge Funds – This category includes funds that typically make leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange currencies and physical commodities.  Macro managers employ a "top-down" global approach and may invest in any market, using any instrument to participate in expected market movements.  These movements may result from forecasted shifts in world economics, political fortunes or global supply and demand for resources, both physical and financial.  Macro managers generally create their investment positions by investing in stocks, bonds, futures, options, swaps, currencies and over-the-counter derivatives.

5.
Market Timing Funds – Funds that allocate assets among investments by switching into investments that appear to be beginning an uptrend and switching out of investments that appear to be beginning a downtrend.  This primarily consists of switching between stock indices and money markets.  Typically, technical trend-following indicators are used to determine the direction of a fund and to identify buy and sell signals.  In an up move "buy signal," money is transferred from a money market fund to an equity index in an attempt to capture a capital gain.  In a down move "sell signal," the assets are moved back into the money market for safe keeping until the next up move.  The goal is to avoid having market exposure during a market decline.

6.
Short Selling – Funds where the manager sells a security not owned by the seller.  Short selling is a technique used to take advantage of an anticipated price decline.  To effect a short sale, the seller borrows securities from a third party in order to make delivery to the purchaser.  The seller returns the borrowed securities to the lender by purchasing the securities in the open market.  If the seller can buy that stock back at a lower price, a profit results.  If the price rises, however, a loss results.  A short seller must generally pledge other securities or cash with the lender in an amount equal to the market price of the borrowed securities.  This deposit may be increased or decreased in response to changes in the market price of the borrowed securities.

7.
International and Global Funds – This category includes funds employing strategies with a country or region of emphasis.  Although this category excludes the macro-style hedge funds, many of these funds do, in fact, make macro bets of one sort or another; the difference is that

8.	they tend to be built primarily from the bottom up rather than the top down. These funds may be oriented toward growth or value criteria or a particular capitalization size.

9.
Fixed-Income Arbitrage – This is a hedging strategy that seeks profit by exploiting pricing inefficiencies between related fixed-income securities while neutralizing exposure to interest rate risk.  Fixed-income arbitrage is a generic description of a variety of strategies involving investment in fixed-income instruments with the strategies employed in an attempt to eliminate or reduce exposure to changes in the yield curve.  Managers attempt to exploit relative mispricings between related sets of fixed-income securities.  The generic types of fixed-income hedging trades include: yield-curve arbitrage, corporate versus Treasury yield spreads, municipal bond versus Treasury yield spreads and cash versus futures.

Related Risks.

Equity Securities

Investment Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.  Investment Managers also may invest in depository receipts relating to foreign securities.  (See "Foreign Securities" below.)  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.  The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  Investment Managers may purchase securities in all available securities trading markets.

Common Stocks.  Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks.  Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally:  (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on an Investment Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Master Fund.

Bonds and Other Fixed-Income Securities

Investment Managers may invest in bonds and other fixed-income securities.  Investment Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Investment Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.  Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities

Investment Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers.  Foreign securities in which Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S.  These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Investment Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.  Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  A decline in the exchange rate would reduce the value of certain of an

Investment Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.  In addition, an Investment Fund may incur costs in connection with conversion between various currencies.  The foregoing risks may be greater in emerging industrialized and less developed countries.

An Investment Manager may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a foreign security.  This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security.  Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings.  Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio.  There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Leverage

Borrowing by Investment Funds and the Master Fund for investment purposes (a practice known as "leverage") is a speculative practice that involves certain risks.  Some or all of the Investment Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of an investment in the Investment Funds.  In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).  These limits do not apply to Investment Funds that are not managed by a Subadviser and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Units may be great.

In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement.  These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risk of loss.

Short Sales

Some or all of the Investment Managers may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged.  In addition, the Investment Managers may use short sales for non-hedging purposes to pursue their investment objectives.  For example, an Investment Fund may "short" a security of a company if, in the Investment Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

To effect a short sale, the Investment Manager will borrow a security from a brokerage firm to make delivery to the buyer.  The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively.  These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund's portfolio.  A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that securities necessary to cover a short position will be available for purchase.

An Investment Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration.  If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding.  An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund.  Reverse repurchase transactions are a form of leverage, which may also increase the volatility of an Investment Fund's investment portfolio.

Foreign Currency Transactions

The Investment Managers may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange.  An Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of an Investment Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Master Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings

The Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units.  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques

The Investment Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Investment Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund's investment objective.  These strategies may be executed through derivative transactions.  The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives.  Some or all of the Investment Managers may invest in, or enter into, derivatives ("Derivatives").  These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund's performance.

If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss.  An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Manager is unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  The Investment Managers may utilize options and futures contracts.  They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Investment Managers also may include options on baskets of specific securities.

The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which an Investment Fund owns the underlying security.  The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund's books or with the Investment Fund's custodian to fulfill the obligation undertaken.  The sale of such an option exposes an Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  An Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, an Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Fund's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

The Investment Funds may use Derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC"). Because the Master Fund has claimed an exclusion from the definition of the term commodity pool operator under CFTC Rule 4.5 promulgated under the Commodity Exchange Act, as amended (the "Act"), it is not currently subject to registration or regulation under the Act.  However, in light of recent amendments to rules promulgated by the CFTC, the use by Investment Funds of Derivatives that are subject to regulation by the CFTC (including futures contracts, options on futures and swaps) may cause the Master Fund to be regulated as a commodity pool, which would require the Adviser to register with the CFTC.  The Adviser is currently reviewing the amended rules to determine whether it will need to register with the CFTC when the amended rules before effective or whether the Master Fund can continue to conduct its operations in such a manner as to avoid CFTC regulation.  If the Adviser does not register with the CFTC, the Master Fund will need to implement procedures to monitor the use of futures (and related options) and swaps by Investment Funds in which it invests so that the Master Fund is not deemed to be a commodity pool, and it may have to refrain from investing in certain Investment Funds.

The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or an Investment Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Investment Funds which could adversely affect the value of the Master Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the SEC, a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

Some or all of the Investment Managers may purchase and sell stock index futures contracts for the Investment Funds.  A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts for the Investment Funds.  An interest rate future obligates an Investment Fund to  purchase  or  sell an amount of a specific  debt  security at  a future  date  at  a  specific  price.

Some or all of the Investment Managers may purchase and sell currency futures.  A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices.  Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements.  Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis."  Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make.  If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

Lending Portfolio Securities

Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of an Investment Fund's total assets, and, in respect of such transactions, the Investment Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities

Some or all of the Investment Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  These transactions, when effected by the Master Fund and by an Investment Fund managed by a Subadviser, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Manager on a forward basis will not honor its purchase obligation.  In such cases, an Investment Fund may incur a loss.

Restricted and Illiquid Investments

Although it is anticipated that most Investment Funds will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other investments which are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement.  If, during such period, adverse market conditions were to develop, an Investment Fund might obtain a less favorable price than prevailed when it decided to sell.  For Investment Funds which are managed by a Subadviser, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Master Fund's interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Master Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights.  In general, most of the Investment Funds in which the Master Fund invests provide for periodic withdrawals of capital ranging from monthly to annually and, in some cases, have lock up provisions under which the Master Fund may not withdraw capital for a specified period after the date of its contribution, which may be up to three years.  Additionally, the governing documents of the Investment Funds generally provide that the Investment Fund may suspend, limit or delay the right of its investors, such as the Master Fund, to withdraw capital.  The illiquidity of these interests may adversely affect the Master Fund were it to have to sell interests at an inopportune time.

EXHIBIT D

DESCRIPTION OF INVESTMENT RESTRICTIONS

	Merger Funds	Master Fund

Industry Concentration
The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry except that: the Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Fund); and the Fund (if it invests directly in Investment Funds rather than investing in the Master Fund) and the Master Fund will invest 25% or more of the value of their total assets in Investment Funds except during temporary adverse market conditions affecting Investment Funds in which they may invest, but will not invest 25% or more of the value of their total assets in Investment Funds that focus on investing in any single industry or group of related industries.
Same as the Merger Funds, with the exception that the Master Fund invests directly in Investment Funds.
Senior Securities and Borrowing
The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other
Same as the Merger Funds.

D-1

transactions involving the issuance by the Fund of "senior securities" representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, interests.

Underwriting	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.	Same as the Merger Funds.
Lending
The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.
Same as the Merger Funds.
Commodities and Commodity Contracts
The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.
Same as the Merger Funds.
Real Estate	The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.	Same as the Merger Funds.

D-2

EXHIBIT E

REPURCHASE AND TRANSFER OF UNITS OF THE MASTER FUND

No Right of Redemption

No Member or other person holding Units acquired from a Member has the right to require the Master Fund to redeem those Units or a portion thereof.  There is no public market for Units, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Master Fund, as described below.

Repurchases of Units

The Master Fund will from time to time offer to repurchase Units pursuant to written tenders by Members.  Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion.  In determining whether the Master Fund should offer to repurchase Units or portions thereof from Members, the Board of Managers will consider the recommendation of the Adviser.  The Adviser expects that generally it will recommend to the Board of Managers that the Master Fund offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter.   The Board of Managers will also consider the following factors, among others, in making this determination:

•	whether any Members have requested that the Master Fund repurchase their Units or portions thereof;

•	the liquidity of the Master Fund's assets;

•	the investment plans and working capital requirements of the Master Fund;

•	the relative economies of scale with respect to the size of the Master Fund;

•	the history of the Master Fund in repurchasing Units or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

The Master Fund will repurchase Units or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Master Fund and to all Members or persons holding Units acquired from Members, or to one or more classes of Members, as applicable.  The value of a Member's Units that are being repurchased is equal to the value of the Member's Units as of the Valuation Date, after giving effect to all allocations that are made as of such date.  When the Board of Managers determines that the Master Fund shall repurchase Units or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period.

The Master Fund's Limited Liability Company Agreement (the "Company Agreement") provides that the Master Fund will be dissolved if the Units of any Member that has submitted a written request to the Master Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, is not repurchased by the Master Fund within a period of two years following the date of the request.

Repurchases of Units or portions thereof from Members by the Master Fund may be made, in the discretion of the Master Fund, and may be paid in cash or by the distribution of securities in kind or partly in cash and partly in kind.  However, the Master Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Master Fund or on Members not tendering Units for repurchase.  Repurchases will be effective after receipt and acceptance by the Master Fund of all eligible written tenders of Units or portions thereof from Members.  Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis.  The Master Fund does not impose any charges in connection with repurchases of Units or portion of Units.

Due to liquidity restraints associated with the Master Fund's investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Master Fund presently expects to employ the following repurchase procedures:

1.
A Member choosing to tender Units for repurchase must do so by the date specified in the notice describing the terms of the offer (the "Expiration Date") which generally will be approximately 65 days before the date as of which Units are to be repurchased.  The Units (or portions thereof) will be valued as of the date on which Units are to be repurchased (the "Valuation Date"), which is generally expected to be the last day of the calendar quarter;

2.
Promptly after the Expiration Date, the Master Fund will give to each Member whose Units have been accepted for repurchase a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Units.  The determination of the value of Units as of the Valuation Date is subject to adjustment based upon the results of next annual audit of the Master Fund's financial statements).

3.	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

The first payment (the "Initial Payment") will be in an amount equal to at least 95% of the estimated value of the repurchased Units, determined as of the Valuation Date.  The Initial Payment will be made as of the later of (a) within 25 business days after the Valuation Date, or (b) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Units, within 10 business days after the Master Fund has received at least 95% of the aggregate amount withdrawn by the Master Fund from such Investment Funds.

The second and final payment (the "Contingent Payment") is expected to be in an amount equal to the excess, if any, of (a) the value of the repurchased Units, determined as of the Valuation Date and based upon the results of the annual audit of the Master Fund's financial statements for the year in which the Valuation Date falls, over (b) Initial Payment.  It is anticipated that the annual audit of the Master Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Master Fund and that the Contingent Payment will be made promptly after the completion of the audit.

4.
Although the amounts required to be paid by the Master Fund under the Promissory Note will generally be paid in cash, the Master Fund may under certain limited circumstances noted above pay all or a portion of the amounts due by the in-kind distribution of marketable securities.

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding value of Units as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Master Fund.  However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Master Fund representing the Master Fund's obligation to pay for repurchased Units.  Payments for repurchased Units may be delayed under circumstances where the Master Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

Repurchases of Units are subject to the availability of funds at the Master Fund level and/or the ability of the Master Fund to redeem sufficient interests held by the Master Fund in Investment Funds.  Repurchases of Units by the Master Fund are subject to certain regulatory requirements imposed by SEC rules.  The Master Fund believes that the repurchase procedures of the Master Fund described above comply with these requirements.  However, if modification of the Master Fund's repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Managers will adopt revised procedures designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

Upon its acceptance of tendered Units for repurchase, the Master Fund will maintain daily on its books a segregated account consisting of:  (i) cash; (ii) liquid securities; or (iii) interests in the Investment Funds that the Master Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Units.

If a repurchase offer is oversubscribed by Members who tender their Units for repurchase (in other words, if the amount of Units tendered exceeds the amount that the Master Fund has offered to repurchase), the Master Fund will repurchase only a pro rata portion of the Units tendered by each Member.  If the offer to repurchase Units of the Master Fund is extended, Members will receive notice of such extension.  In addition, a Member who tenders for repurchase only a portion of such Member's Units will be required to maintain an account balance of at least $50,000.  If a Member tenders an amount that would cause the Member's account balance to fall below the required minimum, the Master Fund reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained. In the event that a Member's investment falls below the required minimum due to the repurchase by the Master Fund of Units on a pro rata basis, the Board of Managers shall waive the required minimum amount.

The Master Fund may repurchase all of a portion of the Units of a Member or any person acquiring Units from or through a Member in the event that:

•	the Units have been transferred or the Units have vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member;

•
ownership of the Units by a Member or other person will cause the Master Fund to be in violation of, or require registration of any Units under, or subject the Master Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Units may be harmful or injurious to the business or reputation of the Master Fund, the Board of Managers or the Adviser, or may subject the Master Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or

•	it would be in the best interests of the Master Fund for the Master Fund to repurchase the Units.

In the event that the Adviser or one of its affiliates holds Units in its capacity as a Member, such Units may be tendered for repurchase in connection with any repurchase offer made by the Master Fund.

Transfers of Units

Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion.  Units held by Members may be transferred only:  (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member; or (ii) under certain limited circumstances, with the written consent of the Board of Managers or its delegatee (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).  Notice to the Master Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Master Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed subscription agreement.  The Board of Managers may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Units, the balance of the account of each of the transferee and transferor is not less than $50,000.  A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Master Fund in connection with the transfer.

Any transferee that acquires Units of the Master Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to tender such Units for repurchase by the Master Fund in connection with an offer to purchase Units made by the Master Fund and shall be entitled to receive any dividend and other distributions paid by the Master Fund with respect to Units, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement.  If a Member transfers Units with the approval of the Board of Managers, the Master Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Master Fund as a Member.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Master Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

EXHIBIT F

LIMITED LIABILITY AGREEMENT OF THE EXCELSIOR FUND

____________________________________

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

(A Delaware Limited Liability Company)

____________________________________

FIFTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of January 1, 2012

____________________________________

225 High Ridge Road

Stamford, CT  06905

(203) 352-4400

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

FIFTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

THIS FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the "Company") is dated as of January 1, 2012 by and among Alan Brott, John C. Hover II, Victor F. Imbimbo, Jr., Stephen V. Murphy and Thomas G. Yellin, as the Managers, to be effective upon the Subchapter M Transition (as defined herein), and those persons hereinafter admitted as Members.

W I T N E S S E T H :

WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on July 6, 2000;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

________________________

                 ARTICLE I

DEFINITIONS

______________________

For purposes of this Agreement:

1940 Act	The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
Administrator	The person who provides administrative services to the Company pursuant to an administrative services agreement.

Adviser	The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.
Advisers Act	The Investment Advisers Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
Affiliate	An affiliated person of a person as such term is defined in the 1940 Act.
Agreement	This Limited Liability Company Agreement, as amended from time to time.
Board of Managers	The Board of Managers established pursuant to Section 2.6.
Certificate	The Certificate of Formation of the Company and any amendments thereto as filed with the office of the Secretary of State of Delaware.
Closing Date	Each date on or as of which a Member is admitted to the Company.
Code	The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.
Company	The limited liability company governed hereby, as such limited liability company may from time to time be constituted.
Delaware Act	The Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.
Fiscal Period	Each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:
(1)the last day of a Fiscal Year;

(2)the day preceding any day as of which the Company issues Units;
(3)the day as of which the Company repurchases Units; or
(4)the last day of a taxable year (if that day is not the last day of a Fiscal Year).
Fiscal Year
Each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 7.2 hereof), unless the Board of Managers shall elect another fiscal year for the Company.

Form N-2	The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.
Independent Managers	Those Managers who are not "interested persons" of the Company as such term is defined in the 1940 Act.
Investment Advisory Agreement	A separate written agreement entered into by the Company pursuant to which the Adviser provides Management Services to the Company.
Investment Funds	Unregistered investment funds and registered investment companies.
Investment Managers
Investment advisers (which may include the Adviser) who enter into advisory agreements to manage a designated portfolio of investments for the Company or who manage Investment Funds in which the Company has invested.

Management Services	Such investment advisory and other services as the Adviser is required to provide to the Company pursuant to the Investment Advisory Agreement as contemplated by Section 3.9(a) hereof.
Manager	An individual designated or elected as a Manager of the Company pursuant to the provisions of Section 2.6 of this Agreement and who serves on the Board of Managers of the Company.

Member
Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all of the Units of such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to all of any such person's Units as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser purchases or holds Units and shall have been admitted to the Company as a member.

Net Assets	The total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Units.
Officer	An individual designated as an officer of the Company pursuant to the provisions of Section 3.3 of the Agreement and who serves as an officer of the Company.
Securities
Securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

Subadvisors
Those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner and the Company is the sole limited partner and those Investment Managers who manage the Company's assets directly through a separate managed account.

Subchapter M Transition
That certain close of the Company's books as a partnership for Federal tax purposes to occur on (or on the day before) the effective date of the Company's election to be treated as an association taxable as a corporation for Federal tax purposes.

Taxable Year	The 12-month period ending October 31 of each year.
Transfer	The assignment, transfer, sale, encumbrance, pledge or other disposition of a Member's Units, including any right to receive any allocations and distributions attributable to such Units.
Units
Each of the proportionate shares into which the limited liability company interests of all Members in the aggregate are divided, each of which represents an interest in the Company that is equal in all respects to all other Units and as to which the holder thereof has the such appurtenant rights and obligations as are set forth in this Agreement, and including fractional Units.

Valuation Date	A day as of which the Company determines the value of its Net Assets for purposes of determining the net asset value at which Units are repurchased.

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ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS

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Section 2.1 Formation of Limited Liability Company.

The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

Section 2.2 Name.

The name of the Company shall be "Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

Section 2.3 Principal and Registered Office.

The Company shall have its principal office at 225 High Ridge Road, Stamford, CT 06905, or at such other place designated from time to time by the Board of Managers.

The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

Section 2.4 Duration.

The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 7.1 hereof.

Section 2.5 Objective and Business of the Company.

(a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise.  The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or

(b) advisable to carry out its objective or business.  The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

(c) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

Section 2.6 Board of Managers.

(a) The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Company.  The number of Managers shall be fixed from time to time by the Board of Managers.

(b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by Members.  The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers.  If Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 7.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 7.2 hereof.

Section 2.7 Members.

The Board of Managers may admit one or more Members as of the first day of each  calendar  quarter  or  more  frequently  in  the  sole  discretion  of  the  Board  of Managers.

Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  The Board of Managers may in its absolute discretion reject any subscription for Units.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the purchase or other acquisition of Units by such additional Member.

Section 2.8 Both Managers and Members

A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

Section 2.9 Limited Liability

Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in an amount in excess of the Units of such Member, plus such Member's share of undistributed profits and assets.  Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

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ARTICLE III

MANAGEMENT

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Section 3.1 Management and Control.

(a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act.  During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser to the Company and to provide the Management Services to the Company.

(b) The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

(c) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as Officers.

Section 3.2 Actions by the Board of Managers.

(a) Unless provided otherwise in this Agreement, the Board of Managers shall act only:  (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings.  Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

Section 3.3 Officers.

(a) The Board of Managers may elect one or more Officers.  The Board of Managers may also delegate to an Officer the authority to appoint, remove or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable.  A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Company any instrument required by law to be executed, acknowledged and verified by more than one Officer.  No Officer need also be a Manager.

(b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by an Officer acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him.  Any Officer may resign at any time by written notice to the Company.  Any Officer may be removed at any time by the Board of

(c) Managers or by an Officer acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

(d) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the Officer acting under authority delegated by the Board of Managers.  Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

(e) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the Officer acting under authority delegated by the Board of Managers.

Section 3.4 Meetings of Members.

(a) Actions requiring the vote of Members may be taken at any duly constituted meeting of Members at which a quorum is present.  Meetings of Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of Members may be adjourned by action of Members present at such meeting in person or by proxy holding a majority of the total number of votes eligible to be cast by such Members, without additional notice to Members.  Except as otherwise required by any provision of this Agreement or of the

1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) Each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by such Member as of the record date (and a proportionate fractional vote in the case of each fractional Unit held).  The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each

(c) such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(d) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of Members that is permitted to be taken at a meeting of Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section 3.5 Custody of Assets of the Company.

The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

Section 3.6 Other Activities of Members and Managers.

(a) The Managers shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

Section 3.7 Duty of Care.

(a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

(b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

(c) Indemnification.

(d) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section  3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

(e) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(f) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of

(g) the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(h) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

(i) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(j) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

Section 3.8 Fees, Expenses and Reimbursement.

Section 3.9 So long as the Adviser provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Advisory Agreement.

(a) The Board of Managers may cause the Company to compensate each Manager for his or her services as such.  In addition, the Managers shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(b) The Company shall bear all of its own operating expenses other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Advisory Agreement or another agreement with the Company.  The Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company.

(c) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

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ARTICLE IV

TERMINATION OF STATUS OR REMOVAL OF ADVISER
AND MANAGERS, TRANSFERS AND REPURCHASES

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Section 4.1 Termination of Status of the Adviser.

The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

Section 4.2 Termination of Status of a Manager.

The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers, or such lesser notice period agreeable to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

Section 4.3 Removal of a Manager.

Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Section 4.4 Transfer of Units.

(a) Units may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion).

(b) The Board of Managers may not consent to a Transfer of all or any Units held by a Member unless:  (i) the person to whom such Units are transferred is a person whom the Company believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; (ii) the person to whom such Unit is transferred is a person whom the Company believes meets all of the then-applicable qualification requirements to invest in the Company as established by the Board of Managers; and (iii) all of the Units held by a Member is transferred to a single transferee or, after the Transfer of a portion of Units held by a Member, the value of Units held by each of the transferee and transferor is not less than $50,000.  Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Company in connection with an offer to purchase Units made by the Company and shall be entitled to receive any dividend and other distributions paid by the Company with respect to Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Units are transferred is admitted to the Company as a Member.  Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

(c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

Section 4.5 Repurchase of Units.

(a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to withdraw or tender to the Company for repurchase those Units.  The Board of Managers from time to time, in its complete and exclusive discretion

(b) and on such terms and conditions as it may determine, may cause the Company to make an offer to repurchase Units pursuant to written tenders.  In determining whether to cause the Company to make such offers, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

(c) whether any Members have requested to tender Units for repurchase;

(a)	the liquidity of the Company's assets;

(b)	the investment plans and working capital requirements of the Company;

(c)	the relative economies of scale with respect to the size of the Company;

(d)	the history of the Company in repurchasing Units;

(e)	the economic condition of the securities markets; and

(f)	the anticipated tax consequences of any proposed repurchases of Units.

The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Company and to all Members or one or more classes of Members (including persons holding Units as may be acquired from Members), as applicable.

(d) The Adviser may tender its Units that it holds as a Member under Section 4.5(a) hereof.

(e) The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring the same from or through a Member in the event that the Board of Managers determines or has reason to believe that:

(a)
such Units have been transferred in violation of Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or adjudication of incompetence of a Member;

(b)
ownership of such Units by a Member or other person will cause the Company to be in violation of, or require registration of the Units under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(c)	continued ownership of such Units may be harmful or injurious to the business or reputation of the Company, the

(d)	Managers or the Adviser, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences;

(e)	any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true;

(f)	it would be in the best interests of the Company, as determined by the Board of Managers in its absolute discretion, for the Company to repurchase such Units; or

(g)	such repurchase is necessary to correct an administrative error made by the Company or its agent in connection with the sale or purchase of Units.

(f) Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to effect such a repurchase, promptly after the expiration date of the relevant repurchase offer in accordance with the terms of the Company's repurchase offer.  Payment of the purchase price for Units shall consist of:  (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the Valuation Date applicable to such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value of the repurchased Units determined as of the applicable Valuation Date, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the applicable Valuation Date, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effected, over (y) the Initial Payment.  Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay all or any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value equal to the value of the repurchased Units as of such Valuation Date.  Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company has requested withdrawal of its capital form any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds.  All repurchases of Units shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion.

____________________________________

ARTICLE V

CAPITAL

____________________________________

Section 5.1 [Removed and Reserved].

Section 5.2 Rights of Members to Capital.

No Member shall be entitled to interest on any capital contributed to the Company through such Member's purchase of Units, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof, or (ii) upon the liquidation of the Company's assets pursuant to Section 7.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

Section 5.3 [Removed and Reserved].

Section 5.4 [Removed and Reserved].

Section 5.5 [Removed and Reserved].

Section 5.6 [Removed and Reserved].

Section 5.7 [Removed and Reserved].

Section 5.8 [Removed and Reserved].

Section 5.9 Withholding.

(a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

(c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

__________________________

ARTICLE VI

SUBCHAPTER M TRANSITION; UNITS

___________________________

Section 6.1 Subchapter M Transition

Effective upon the Subchapter M Transition:  (i) the limited liability company interests in the Company ("Interests") then outstanding under the Agreement shall be divided into Units having a net asset value per Unit equal to the aggregate value of all Interests outstanding on the date of commencement of operations of the Company divided by $1,000, as such value has been adjusted from time to time to reflect the realized and unrealized profits and losses and the income and expenses of the Company through the close of business on the day immediately prior to the date of the Subchapter M Transition; and (ii) each holder of an Interest shall be issued Units (which may include fractional Units) having an aggregate value equal to the net asset value of such holder's Interest at the time of the Subchapter M Transition.

Section 6.2 Units.

(a) (1)           The number of authorized Units and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 6.2(b)(7) hereof, the Company may issue Units for such consideration and on such terms as the Board of Managers may determine (or for no consideration if pursuant to a Unit dividend or other distribution), all without action or approval of Members.  All Units when so issued on the terms determined by the Board of Managers shall be fully paid and non-assessable.  The Company may hold any Units it reacquires as treasury Units, reissue such Units for such consideration and on such terms as the Board of Managers may determine, or cancel such Units, as determined by the Board of Managers in its discretion from time to time.

(2)           In accordance with Section 2.8 hereof, any Manager, officer or other agent of the Company (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, and dispose of Units to the same extent as if such person were not a Manager, officer or other agent of the Company; and the Company may issue and sell or cause to be issued and sold and may purchase Units from any such person or any such organization only in accordance with the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally.

(3)           Units shall not be represented by certificates, but only by notation on the records of the Company, as maintained by the Company or by any transfer or similar agent, of the Company.  The Unit records of the Company, whether maintained by the Company or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Units and as to the number of Units held from time to time by each such person.

(b)           (1)  All consideration received by the Company for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Company generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Company.  The treatment of these items under this Section 6.2(b)(1) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, such replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

(2)           The liabilities, expenses, costs, charges and reserves attributable to the Company shall be charged and allocated to the assets belonging to the Company generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Company.  The treatment of these items under this Section 6.2(b)(2) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, such replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

(3)           Dividends and other distributions with respect to Units may be paid to Members or holders of Units, at such times and with such frequency as the Board of Managers may determine consistent with applicable law and may be declared pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Managers may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities, of the Company.  All dividends and distributions with respect to Units shall be distributed pro rata to Members and other holders of Units in proportion to the number of Units held by such persons at the date and time of record established for the payment of such dividends or distributions.  Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Board of Managers or pursuant to any program that the Company may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that person.  Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 8.3 hereof as of such date established by the Board of Managers with respect to such dividend or distribution.  Notwithstanding anything in this Agreement to the contrary, the Board of Managers may at any time declare and distribute a dividend or distribution of Units or other property of the Company pro rata to all Members and other holders of Units in accordance with Units held at the date and time of record established for the payment of such dividend or distribution.

(4)           Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to Members on account of their interests in the Company if such distribution would violate the Delaware Act or any other applicable law.

(5)           In the event of the liquidation or dissolution of the Company, Members or other holders of Units shall be entitled to receive, when and as declared by the Board of Managers, the excess of the assets of the Company over its liabilities.  Upon the liquidation or dissolution of the Company, the Board of Managers shall make provisions for the satisfaction of all of the Company's outstanding obligations, taxes and other liabilities, accrued or contingent.  The assets so distributable (which may, in the discretion of the Board of Managers, include assets distributed in-kind valued at their date of distribution in accordance with Section 8.3 hereof) shall be distributed among Members and other holders of Units in proportion to the relative number of Units held by such persons.

(6)           Units shall be transferable only in accordance with Section 4.4 hereof.

(7)           Except as provided herein, each Unit shall represent a proportionate interest in the Company equal to that of each other Unit, and each Unit shall be equal with respect to net asset value per Unit as against each other Unit.  The rights attaching to all Units shall be identical as to right of repurchase by the Company, dividends and other distributions (whether or not on liquidation), and each Unit shall have equal voting rights.  The Board of Managers may from time to time divide or combine the outstanding Units into a greater or lesser number of Units provided that such division or combination does not change the proportionate interest in the Company of any Member or other holder of Units or in any way affect the rights of Units.

(8)           Subject to the requirements of Section 2.7 hereof, the Company may accept investments in the Company by way of the purchase of Units, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act and other applicable laws and rules, as the Board of Managers may from time to time authorize or determine.  Such investments may be in the form of cash, Securities or other property in which the Company is authorized to invest, hold or own, valued as provided in Section 8.3 hereof.  The Board of Managers may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms.

(9)           Units may be issued as fractions thereof.  Any fractional Unit shall proportionately have all the rights and obligations of a whole Unit.  Fractions of Units shall be calculated to three decimal points.

__________________________

ARTICLE VII

DISSOLUTION AND LIQUIDATION

___________________________

Section 7.1 Dissolution.

The Company shall be dissolved:

(a)	upon the affirmative vote to dissolve the Company by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(b)	upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

(c)
upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting the repurchase by the Company of all of its Units if such Units have not been repurchased by the Company; or

(d)	as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

Section 7.2 Liquidation of Assets.

(a) Upon the dissolution of the Company as provided in Section 7.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company.  The proceeds from liquidation of the Company shall be distributed as contemplated by Section 6.2(b)(5) hereof and in accordance with Delaware law.

_____________________________

ARTICLE VIII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

_____________________________

Section 8.1 Accounting and Reports.

(a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company.  The Company's accounts shall be maintained in U.S. currency.

(b) The Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for such Member to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

(c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 8.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act.  The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

Section 8.2 [Removed and Reserved].

Section 8.3 Valuation of Assets.

(a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period (and on any such additional day or days as the Board of Managers in its discretion may determine) in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act.  In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The Company will value interests in Investment Funds not managed by the Subadvisors at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

(c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 8.3 shall be conclusive and binding on all Members and all parties claiming through or under them.

_____________________________

ARTICLE IX

MISCELLANEOUS PROVISIONS

_____________________________

Section 9.1 Amendment of Limited Liability Company Agreement.

(a) Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with:  (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of Members by such vote as is required by the 1940 Act.

(b) Any amendment that would:

(a)	increase the obligation of a Member to make any contribution to the capital of the Company;

(b)	reduce the rights attaching to the Units held by any person as against the rights attaching to the Units held by any other person; or

(c)	modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all such Member's Units repurchased by the Company.

(c) The power of the Board of Managers to amend this Agreement at any time without the consent of Members as set forth in paragraph (a) of this Section 9.1 shall specifically include the power to:

(a)	restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(b)
amend this Agreement (other than with respect to the matters set forth in Section 9.1(b) hereof) to effect compliance with any applicable law or regulation, including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act of 1956, as amended, or other U.S. banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

(c)
amend this Agreement, taking due consideration of the interests of Members as a whole, to make such changes as may be necessary or advisable to ensure that the Company maintains its then-current federal tax treatment.

(d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 9.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

Section 9.2 Special Power of Attorney.

(a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 7.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(a)	any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

(b)	any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

(c)
all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

(a)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

(b)
shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

Section 9.3 Notices.

Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company.  Notices to the Company shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  Notices to Members shall be deemed to have been provided when mailed to Members at their addresses as set forth in the books and records of the Company.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.  Each Member agrees to notify the Company (or its designated agent) of any change of address.

Section 9.4 Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section 9.5 Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

Section 9.6 Choice of Law; Arbitration.

(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such state.

(b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

(a)	arbitration is final and binding on the parties;

(b)	they are waiving their right to seek remedies in court, including the right to a jury trial;

(c)	pre-arbitration discovery is generally more limited and different from court proceedings;

(d)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(e)	the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c) All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law.  Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the Financial Industry Regulatory Authority, Inc. ("FINRA"), as the Member or entity instituting the arbitration may elect.  If the NYSE or FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section 9.7 Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

Section 9.8 Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

Section 9.9 Merger and Consolidation.

(a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section 9.10 Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

Section 9.11 Confidentiality.

(a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

(b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 9.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d) Notwithstanding anything in this Agreement to the contrary, each Member (and each employee, representative, or other agent of such Member) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

Section 9.12 Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of such Member that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section 9.13 Filing of Returns.

The Board of Managers or its designated agent shall prepare and file, or cause the Administrator or accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Company.

Section 9.14 Tax Election.

Any Officer, Manager or Member (at the request of the Board of Managers) is hereby authorized to make any election and to take any necessary or appropriate action in connection therewith to cause the Company to be classified as an association taxable as a corporation for U.S. Federal tax purposes.

EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 9.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 9.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

/s/ Alan Brott
Name:  Alan Brott

/s/ John C. Hover II
Name:  John C. Hover II

/s/ Victor F. Imbimbo, Jr.
Name:  Victor F. Imbimbo, Jr.

/s/ Stephen V. Murphy
Name:  Stephen V. Murphy

/s/ Thomas G. Yellin
Name:  Thomas G. Yellin

MEMBERS:

Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

EXHIBIT G

PRINCIPAL HOLDERS OF UNITS

On [Record Date], all officers and Managers of the Funds owned, in the aggregate, less than 1% of the Units of any Fund.

To the best knowledge of the Funds, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding Units of any of the Funds.

Master Fund

Member Name and Address	Aggregate Units	Percentage of Outstanding Units
Excelsior TI	[ ]	[ ]
Excelsior TE	[ ]	[ ]
Excelsior TI 2	[ ]	[ ]
Excelsior TE 2	[ ]	[ ]

Excelsior TI

Member Name and Address	Aggregate Units	Percentage of Outstanding Units
[ ]	[ ]	[ ]

Excelsior TE

Member Name and Address	Aggregate Units	Percentage of Outstanding Units
[ ]	[ ]	[ ]

Excelsior TI 2

Member Name and Address	Aggregate Units	Percentage of Outstanding Units
[ ]	[ ]	[ ]

Excelsior TE 2

Member Name and Address	Aggregate Units	Percentage of Outstanding Units
[ ]	[ ]	[ ]

As of [September 30, 2012], other than [Excelsior TI] and [Excelsior TE], there are no persons who are deemed to be a control person of the Master Fund. For purposes of this item, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

As of [September 30, 2012] the officers and Managers of the each Fund as a group beneficially owned less than 1% of the outstanding Units of the Funds.

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

Form N-14
Part B

STATEMENT OF ADDITIONAL INFORMATION

[              ], 2012

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Reorganization”) of each of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC ("Excelsior TI"), Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC ("Excelsior TE"), Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC ("Excelsior TI 2") and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC ("Excelsior TE 2") (each of the foregoing, a "Merger Fund," and collectively, the "Merger Funds") with and into Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the "Master Fund") (collectively, the "Funds").  This SAI contains information which may be of interest to members of the Funds ("Members"), but which generally is not included in the Prospectus/Proxy Statement dated [        ], 2012 (the “Prospectus/Proxy Statement”) relating to the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement.  The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the Funds at 225 High Ridge Road, Stamford, Connecticut 06905, or by calling, toll-free, 1-866-637-2587.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given to them in the Prospectus/Proxy Statement.

The audited financial statements and related Independent Registered Public Accounting Firm’s reports for the each of the Funds contained in their Annual Reports to Members for the fiscal year ended March 31, 2012 are incorporated herein by reference and accompany this SAI.

Members may obtain free copies of the audited financial statements and related Independent Registered Public Accounting Firm’s report for each of the Merger Funds and the Master Fund by calling the Funds toll-free at 1-866-637-2587.

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for each of the Funds. The audited financial statements for the Master Fund incorporated by reference into this SAI and the audited financial statements for each Merger Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

TABLE OF CONTENTS

Section A: Additional Information about the Merger Funds and the Master Fund	A-1
Investment Objectives and Policies	A-1
Management	A-8
Investment Advisory and Other Services	A-13
Portfolio Managers	A-17
Brokerage Allocation and Other Practices	A-18
Tax Status	A-20
Section B: Pro Forma Financial Statements	B-1
Section C: Proxy Voting Policies	C-1

  -ii-

SECTION A

ADDITIONAL INFORMATION ABOUT THE MERGER FUNDS AND THE MASTER FUND

Unless otherwise noted, the information contained in this Section A describes the Merger Funds and the Master Fund as they currently exist, prior to the Reorganization.  If the Reorganization is consummated it is not expected that the information contained herein will change materially, except where noted.

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus/Proxy Statement contains basic information about the investment objectives, policies and limitations of the Funds. This SAI supplements the discussion in the Prospectus/Proxy Statement of the investment objective, policies and limitations of the Funds.

Please see Exhibit C to the Prospectus/Proxy Statement for additional and detailed information regarding the investment strategies employed by the Adviser (defined below) and the Investment Managers of the Investment Funds, and the types of investments and associated risk factors relating to the portfolios of the Investment Funds.

Investment Objective

Each Fund's investment objective is capital appreciation. Bank of America Capital Advisors LLC (the “Adviser”) serves as investment adviser of the Master Fund and as management services provider to the Merger Funds.  Currently, each Merger Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company, which, like the Merger Funds, is registered under the 1940 Act. The Master Fund has the same investment objective and substantially the same investment policies as those of the Merger Funds. This form of investment structure is commonly known as a “master/feeder fund” arrangement.  If the Reorganization is consummated, the Master Fund would be a single stand-alone fund.

As a fund of hedge funds, the Master Fund pursues its investment objective principally through a multi-manager, multi-strategy program of investment in a diverse group of Investment Funds that primarily invest or trade in a wide range of equity and debt securities, with the objective of significantly lowering the risk (volatility) from that which would be associated with investing with any single Investment Manager.

Investment Strategy

Investment Managers are selected by the Adviser based on their experience or expertise in a particular investment strategy or investment strategies. The Investment Managers selected by the Adviser generally conduct their investment programs through private investment funds that have investors other than the Master Fund.

Certain Investment Managers have shown a consistent ability to achieve above-average results within their particular investment strategies and investment styles. However, history shows that no one particular investment strategy or investment style produces consistent or above-average total return results, either on an absolute or relative basis, over all phases of a market cycle. For example, there are periods of time when fixed-income securities outperform equities and vice versa. There are also periods of time when equities with particular characteristics outperform other types of equities. Although these cycles tend to repeat themselves, they do so with no regularity. While a particular investment strategy or investment style within an investment strategy may not achieve above-average performance over any given period within a cycle, the blending of investment strategies and investment styles within those strategies can be used to seek more consistent returns with a reduction of risk and volatility.

Consistent with these concepts, the assets of the Master Fund are allocated to a diverse group of Investment Managers that use a variety of investment strategies and styles and that have demonstrated the ability to achieve superior investment results as compared to others using the same strategy or style. This investment allocation strategy is intended to permit the Master Fund to achieve more consistent investment returns, with significantly lower risk, than that which would be associated with any one investment strategy or with any one Investment Manager.

The Adviser is responsible for the allocation of assets to various Investment Funds, subject to such policies as may be adopted by the Board of Managers (the "Board") of the Master Fund (comprised of the same members serving as the Board of the Merger Funds (the “Managers”)). It also may select Investment Managers who will be given discretionary authority to manage designated portions of the Master Fund’s assets on a managed account basis, subject to the approval of the Board of the Master Fund and, to the extent required by the 1940 Act, by members of the Master Fund. Investment Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as “Subadvisers,” and the accounts managed by Subadvisers are collectively referred to as “Subadvisory Accounts.”

Investment Managers are selected on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager’s reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of the Investment Manager’s risk management discipline; the structure of the Investment Manager’s portfolio and the types of securities or other instruments held; its fee structure; on-site interviews of the Investment Manager’s personnel; the quality and stability of the Investment Manager’s organization, including internal and external professional staff; the Investment Manager’s potential for performance or performance during various time periods and market cycles; and whether the Investment Manager has a significant personal investment in the investment program it pursues.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Investment Managers primarily invest and trade in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. In addition, the Investment Managers may sell securities short and use a wide range of other investment techniques. The Investment Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in the Prospectus/Proxy Statement and this SAI. The use of these techniques may be an integral part of an Investment Manager’s investment program, and involve certain risks. The Investment Managers may use leverage, which also entails risk. (For more information, see Exhibit C to the Prospectus/Proxy Statement.) For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will “look through” to the underlying investments of any

Subadvisory Account that the Master Fund may establish. However, Investment Funds in which the Master Fund invests are not generally subject to the investment restrictions of the Merger Funds or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market or other liquid instruments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to affect repurchases of units of limited liability company interests (“Units”) or for other purposes. (See “Money Market Instruments” in Exhibit C of the Prospectus/Proxy Statement.)

Investment Managers have complete discretion to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents. They may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. In circumstances deemed appropriate by an Investment Manager, an Investment Fund may: (i) make substantial investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers; (ii) make substantial hedged investments in bonds or other fixed-income securities of the U.S. government and of domestic and foreign issuers or make hedged investments in stocks or other equity securities of domestic and foreign issuers; (iii) engage in hedging in related equity, convertible and interest rate securities; (iv) engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy; (v) invest in instruments of failing companies or companies already in bankruptcy; (vi) engage in strategic block investing, leveraged buy outs and acquisitions; (vii) utilize short sales and leverage, repurchase agreements and options; (viii) invest with asset allocators who utilize a variety of the strategies delineated above; and (ix) effect transactions in commodities and futures contracts (and, when available, options thereon).

Please refer to Exhibit C of the Prospectus/Proxy Statement for a detailed description of the strategies employed by the Investment Managers on behalf of their respective Investment Funds and the types of Investment Funds in which the Master Fund may invest.

Under normal market conditions, the Master Fund invests at least 65% of its total assets in Investment Funds. However, although it does not currently intend to do so, it also may invest a portion of its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Master Fund’s assets, separate Investment Funds, which would be managed by one or more Subadvisers, may be created by the Master Fund. Generally, with respect to any such Investment Fund, the Subadviser will serve as general partner and the Master Fund will be the sole limited partner.

The Master Fund limits its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from an Investment Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Investment Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, such Investment Funds. Additionally, the Master Fund may limit its position in any one Investment Fund, such that the Master Fund’s investments (aggregated with the investments of other affiliates of the Adviser) in an Investment Fund will not equal or exceed 25% of the Investment Fund’s assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified or further developed.

The Adviser evaluates and monitors each Investment Manager to determine whether its investment program is consistent with the Master Fund’s investment objective and whether its investment performance is satisfactory in the context of its chosen strategy. The Master Fund’s assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected, subject to the condition that retention of a Subadviser will require approval of the Board of the Master Fund and of a majority (as defined in the 1940 Act) of the Master Fund’s outstanding voting securities.

The Master Fund does not presently intend to invest in Investment Funds managed by the Adviser or any of its affiliates; however, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

Investment Policies and Restrictions

The Master Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Master Fund’s outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Master Fund will aggregate its investments and transactions with those of each Investment Fund, if any, that is advised by a Subadviser. The Master Fund’s fundamental investment restrictions are as follows:

(1)	The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry except that: the Fund may pursue its investment objective by investing substantially all of its assets in another investment fund that has the same investment objective and substantially the same investment policies as the Fund); and the Fund will invest 25% or more of the value of their total assets in Investment Funds except during temporary adverse market conditions affecting Investment Funds in which they may invest, but will not invest 25% or more of the value of their total assets in Investment Funds that focus on investing in any single industry or group of related industries.

(2)	The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Units.

(3)	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(4)	The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(5)	The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)	The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The investment objective of the Master Fund is also fundamental and may not be changed without a vote of a majority of the Master Fund’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Each Merger Fund has fundamental investment restrictions that are substantially the same as those of the Master Fund.  These investment restrictions may not be changed by a Merger Fund without the vote of a majority of the outstanding voting securities of such Merger Fund. The investment restrictions and other policies described in the Prospectus/Proxy Statement and this SAI do not apply to Investment Funds, but are applicable to Subadvisory Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Merger Funds' or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. With respect to these investment restrictions, and other policies described in the Prospectus/Proxy Statement and this SAI, the Merger Funds and the Master Fund will not look through the Investment Funds not managed by Subadvisers to their underlying securities.

The Bank Holding Company Act of 1956, as amended (the “BHCA”), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation ("Bank of America"), which is regulated as a bank holding company and has elected to be treated as a financial holding company under the BHCA.  Accordingly, the activities of the Adviser are subject to the U.S. banking laws, regulations, guidelines, policies or interpretations of the bank regulatory agencies (or staff thereof) (collectively, the "Banking Laws").  Because Bank of America controls the Master Fund within the meaning of the BHCA, the activities of the Master Fund will be subject to the Banking Laws.  The BHCA permits Bank of America and its affiliates (and funds/entities controlled by Bank of America affiliates) to make investments in entities up to a certain threshold depending on the type and percentage of equity held (the "Equity Threshold") or as "merchant banking activity," which does not restrict the type and percentage of equity held, but imposes other restrictions.

To operate within the BHCA's Equity Threshold, Bank of America's investments in an Investment Fund (including investments made by the Master Fund) must remain below 5% of the outstanding shares of any class of voting securities and cannot exceed 25% of total equity (including subordinated debt) of such Investment Fund, and Bank of America and its subsidiaries would generally be precluded from exercising a "controlling influence over the management or policies" of the Investment Fund.  In the event that Bank of America's total investments exceed the restrictions of the Equity Threshold, the Master Fund would then operate under the merchant banking regulations.  The merchant banking regulations, among other requirements, would limit the duration of the investment by the Master Fund in the Investment Fund to a maximum of 10 years unless an extension is approved by the Board of Governors of the Federal Reserve System.  Additionally, the merchant banking regulations limit the ability of the Adviser to control the management and operation of Investment Funds.  Furthermore, in the event that Bank of America fails to meet one or more of the requirements of financial holding companies, including, among others, that all depository institutions of Bank of America remain well-capitalized and well-managed, as defined by the Banking Laws, Bank of America and its affiliates would be required to cease engaging in "merchant banking activity."  Accordingly, the Master Fund would be required to redeem promptly its interests in any Investment Fund in excess of the Equity Threshold or Bank of America could no longer control the Master Fund.

The Adviser will not cause the Funds to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act and other applicable law. The Merger Funds, the Master Fund and the Investment Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

Types of Investments and Related Risk Factors

Information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors are provided in Exhibit C of the Prospectus/Proxy Statement.

The Funds' investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Merger Funds, the Master Fund or any Investment Fund will be achieved or that their investment programs will be successful. In particular, each Investment Manager’s use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund, and in turn, the Merger Funds. Investors should consider the Master Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Additional Risk Factors

Special Risks of Multi-Manager Structure

The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Master Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although the Adviser receives detailed information from each Investment Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks that are not anticipated by the Adviser.

The Master Fund relies primarily on information provided by Investment Managers in valuing its investments in Investment Funds.  There is a risk that inaccurate valuations provided by Investment Managers could indirectly adversely affect the value of Units and the amounts members of the Master Fund (“Members”) receive upon the repurchase of Units.

For the Funds to complete their tax reporting requirements and to provide an audited annual report to Members, the Master Fund must receive information on a timely basis from each of the Investment Managers. Any Investment Manager’s delay in providing this information could significantly delay the Master Fund’s preparation of tax information for investors, which will be likely to require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund’s annual report.

An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Funds, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Master Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Investment Funds.

Each Investment Manager receives any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds. Therefore, the Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Master Fund’s and the Merger Funds' investment return. Additionally, the Master Fund from time to time may have to invest some of its assets temporarily in money market securities or, subject to the limitations of the 1940 Act, money market funds, due to these limitations.

To the extent the Master Fund holds non-voting securities of an Investment Fund or irrevocably waives its right to vote its securities with respect to Investment Funds, it will not be able to vote on matters that require the approval of the investors in the Investment Fund, including a matter that could adversely affect the Master Fund’s investment in the Investment Fund.

Investment Funds may be permitted to redeem their interests in kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In the event the Master Fund were to receive such securities, it may be required to dispose of such securities either through liquidation (potentially in a declining market) or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of Units of Members.

A noncorporate investor’s share of the Master Fund’s investment expenses attributable to the Merger Funds (including (i) asset-based fees at the Master Fund, Merger Funds and the Investment Fund level, and (ii) performance-based allocations at the Investment Fund level) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor’s alternative minimum tax liability.

The Master Fund may agree to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions  relating to the offer or sale of the Units.

For additional risk factors, please refer to the section of the Prospectus/Proxy Statement entitled "Comparison of Principal Risk Factors."

MANAGEMENT

The Boards of Managers of the Funds have overall responsibility for the management and supervision of the operations of the Funds and have approved the Funds’ investment program. They exercise the same powers, authority and responsibilities on behalf of the Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and have complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds' business. The Managers will not contribute to the capital of the Funds in their capacity as Managers, but may subscribe for Units in the Funds, subject to certain eligibility requirements.  The Board of each Merger Fund currently is comprised of the same persons who comprise the Board of the Master Fund.

Information regarding each of the Managers and officers of the Funds, including their principal occupations during at least the past five years, is set forth below. The business address of each Manager and officer is c/o the Fund, 225 High Ridge Road, Stamford, Connecticut 06905.

BOARD OF MANAGERS AND OFFICERS

NAME, YEAR OF BIRTH, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER*	OTHER DIRECTORSHIPS HELD DURING AT LEAST THE PAST 5 YEARS
Independent Managers
Alan Brott (Born in 1942) Manager	Term – Indefinite; Length – Since August 2009 (each Fund)	Consultant, since October 1991; Associate Professor, Columbia University Graduate School of Business, since 2000; Former Partner of Ernst & Young.	8	Grosvenor Registered Multi-Strategy Fund (4 Funds); Stone Harbor Investment Funds (3 Funds) and Emerging Markets Income Fund.
John C. Hover II (Born in 1943) Manager	Term – Indefinite; Length – Since August 2009 (each Fund)	Former Executive Vice President of U.S. Trust Company (retired since 2000).	8	Tweedy, Browne Fund, Inc.
Victor F. Imbimbo, Jr. (Born in 1952) Manager	Term – Indefinite; Length – Since October 2000 (Master Fund), March 2007 (Excelsior TI and Excelsior TE), August 2009 (Excelsior TI 2 and Excelsior TE 2)	President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market (2006 to present). Former Executive Vice President of TBWA\New York and Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide,	9	Vertical Branding, Inc.

		where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry.
Stephen V. Murphy (Born in 1945) Manager	Term – Indefinite; Length – Since October 2000 (Master Fund), March 2007 (Excelsior TI and Excelsior TE), August 2009 (Excelsior TI 2 and Excelsior TE 2)	President of S.V. Murphy & Co., an investment banking firm (1/91 to present).	9	The First of Long Island Corporation, The First National Bank of Long Island; Bowne & Co.
Thomas G. Yellin (Born in 1954) Manager	Term – Indefinite; Length – Since August 2009 (each Fund)	President of the Documentary Group since June 2006; Former President of PJ Productions, from August 2002 to June 2006; Former Executive Producer of ABC News from August 1989 to December 2002.	9	Grosvenor Registered Multi-Strategy Fund (4 Funds)
Officers who are not Managers
Spencer N. Boggess (Born in 1967) Chief Executive Officer	Term – Indefinite Length – Since March 2006 (Master Fund), March 2007 (Excelsior TI and Excelsior TE), August 2009 (Excelsior TI 2 and Excelsior TE 2)
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); President and Chief Executive Officer of Bank of America Capital Advisors LLC (4/10 to present); President and Chief Executive Officer of U.S. Trust Hedge Fund Management, Inc. (7/03 to 4/10); and Portfolio Manager of the Fund (7/03 to present).
			N/A	N/A
Mohan Badgujar (Born in 1958) Chief Operating Officer	Term – Indefinite Length – Since March 2006 (Master Fund), March 2007 (Excelsior TI and	Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of the Adviser (4/10 to present); Vice President of U.S. Trust Hedge	N/A	N/A

	Excelsior TE), August 2009 (Excelsior TI 2 and Excelsior TE 2)	Fund Management, Inc. (10/05 to 4/10); Managing Partner of Blue Hill Capital Partners LLC (10/03 to 10/05) (Registered Investment Adviser).
Steven L. Suss (Born in 1960) Chief Financial Officer and Treasurer	Term – Indefinite Length – Since April 2007 (Master Fund, Excelsior TI and Excelsior TE), August 2009 (Excelsior TI 2 and Excelsior TE 2)
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of the Adviser (7/07 to present); Director, Chief Financial Officer and Treasurer (10/07 to 4/10) and Senior Vice President (6/07 to 4/10) of U.S. Trust Hedge Fund Management, Inc.; Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust's Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).
			N/A	N/A
Marina Belaya (Born in 1967) Secretary	Term – Indefinite Length – Since April 2007 (Master Fund, Excelsior TI and Excelsior TE), August 2009 (Excelsior TI 2 and Excelsior TE 2)
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 1/06); Associate, Schulte Roth & Zabel LLP (9/02 to 3/05).
			N/A	N/A

*
The "Fund Complex" consists of the Master Fund, Excelsior TI, Excelsior TE, Excelsior TI 2, Excelsior TE 2, Excelsior Venture Partners III, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Private Markets Fund II (TI), LLC.  If the Reorganization is approved by the Members of each Fund and subsequently consummated, the number of funds in the fund complex will be five.

The Managers serve on the Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign at anytime, and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by Members. The Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by Members cease to constitute a majority of the Managers then serving.

Each of the Managers who is not an “interested person” (as defined by the 1940 Act) of the Master Fund or the Adviser (the “Independent Managers”) receives an annual retainer of $40,000 from the Master Fund for their services to the Master Fund and the Merger Funds and does not receive any per-meeting fees.  The retainer is paid by the Master Fund and allocated pro-rata to the Merger Funds. All Independent Managers may be reimbursed for expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. The Managers do not receive any pension or retirement benefits from the Master Fund or the Merger Funds.

The following table sets forth certain information regarding the compensation received for the fiscal year ended March 31, 2012 by the Independent Managers from the Master Fund and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser. No compensation is paid by the Master Fund to Managers who are “interested persons” (as defined by the 1940 Act) of the Master Fund or the Adviser. All of the Managers are Independent Managers.

COMPENSATION TABLE FOR FISCAL YEAR ENDED MARCH 31, 2012
Name of Person	Compensation from Master Fund	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Alan Brott	$40,000	$0	$0	$80,000 (8)
John C. Hover II	$40,000	$0	$0	$102,500 (9)
Victor F. Imbimbo, Jr.	$40,000	$0	$0	$101,500 (9)
Stephen V. Murphy	$40,000	$0	$0	$102,500 (9)
Thomas G. Yellin	$40,000	$0	$0	$80,000 (8)

*  The parenthetical number represents the number of affiliated investment companies (including the Master Fund) from which such person receives compensation.  The "Fund Complex" consists of the Master Fund, Excelsior TI, Excelsior TE, Excelsior TI 2, Excelsior TE 2, Excelsior Venture Partners III, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Private Markets Fund II (TI), LLC.  If the Reorganization is approved by the Members of each Fund and subsequently consummated, the number of funds in the fund complex will be five.

The Board of the Master Fund has formed an Audit Committee, comprised of the Independent Managers, the functions of which are: (i) to oversee the Master Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Master Fund’s financial statements and the independent audit thereof; and (iii) to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Master Fund’s independent auditors and the Managers.  During the last fiscal year, the Audit Committee held four meetings. The Board has also formed a Nominating Committee.  The duties and functions of the Nominating Committee include reviewing candidates for and making nominations of Independent Managers to the Board, periodically reviewing the composition of the Board to determine whether for any reason it may be appropriate to add new Managers, reviewing the membership of each committee established by the Board, and reviewing and making recommendations to the Board regarding the compensation of Independent Managers. During the last fiscal year, the Nominating Committee held no meetings.

The following table sets forth dollar range of equity securities of the Funds beneficially owned by each Manager as of March 31, 2012.

Name of Manager	Dollar Range of Equity Securities of the Funds	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Alan Brott	None	None

John C. Hover II	None	None

Victor F. Imbimbo, Jr.	None	None

Stephen V. Murphy	Over $100,000 (Excelsior TI)	Over $100,000

Thomas G. Yellin	None	None

No Independent Manager owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Master Fund, the Adviser or Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Funds' placement agent (the "Placement Agent").

No Independent Manager directly or indirectly owns any material interest in a transaction or series of similar transactions completed during the two most recently completed calendar years, in which the amount involved exceeds $120,000, and to which a Fund, an entity having the same investment adviser or principal underwriter as the Funds, the Adviser, or any officer or affiliate of any of the aforementioned entities was a party.

The Board believes that the significance of each Manager's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Manager may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Manager, or particular factor, being indicative of Board effectiveness.  However, the Board believes that Managers need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its Managers satisfy this standard.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Managers has served on boards for organizations other than the Funds and has significant board experience.  The Board also annually conducts a "self-assessment" wherein, among other things, the performance of the Board and the effectiveness of the Board's committee structure is reviewed.

The Independent Managers also have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Funds.  The Board has determined that its structure, in which all of the Managers are Independent Managers, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to:  (i) services that the Adviser and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by Fund officers and employees of the Adviser; and (iii) the Board's oversight role in management of the Funds.

Each Board's role in management of its Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management.  As part of its oversight function, the Board receives and reviews various reports relating to risk management.  Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways.  For example, the full Board receives and reviews reports from senior personnel of the investment adviser (including senior compliance, financial reporting and investment personnel) or its affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee participates in the oversight of risk management in certain areas, including meeting with the Funds' Treasurer and with the Funds' independent registered public accounting firm to discuss, among other things, annual audits of the Funds' financial statements and the auditors' reports thereon and the auditors' annual reports on internal control.

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  All of the Funds' Managers are Independent Managers. As noted above, the Board has established two standing committees: an Audit Committee and a Nominating Committee.

The Independent Managers have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Funds.  The Board has determined that its structure, in which all of the Managers are Independent Managers, is appropriate in view of the significant advisory and management services that the investment adviser provides to the Funds and potential conflicts of interest that may arise from the Funds' relationship with the investment adviser.

As part of its oversight function, the Board receives and reviews various reports relating to risk management.  Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways.  For example, the full Board receives and reviews reports from senior personnel of the investment adviser (including senior compliance, financial reporting and investment personnel) or its affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee participates in the oversight of risk management in certain areas, including meeting with the Funds' Treasurer and with the Funds' independent registered public accounting firm to discuss, among other things, annual audits of the Funds' financial statements and the auditors' reports thereon and the auditors' annual reports on internal control.

The Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser and its affiliates, including personnel of the Adviser and the Placement Agent, that are the same, different or made at a different time than positions taken for the Master Fund.  In order to mitigate the possibility that the Master Fund will be adversely affected by this personal trading, the Funds, the Adviser and the Placement Agent have adopted codes of ethics (each, a "Code of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund's portfolio transactions.  The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C.  20549-0102.

The Master Fund generally does not invest in voting securities. Please see Section C of this SAI for a complete copy of the Proxy Voting Policies relating to the Master Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser serves as the investment adviser to registered investment companies and private investment companies, and may, in the future, serve as an investment adviser of other registered and private investment companies. The offices of the Adviser are located at 225 High Ridge Road, Stamford, CT 06905, and its telephone number is 866-921-7951.  The Adviser is an indirect wholly-owned subsidiary of Bank of America.

Administrator

J.D. Clark & Co. (the “Administrator”) provides accounting and certain administrative and investor services to the Funds. The Administrator exclusively provides administrative and accounting services to private investment funds and funds of funds. [Currently, it provides administrative and accounting services to 118 funds of funds, with aggregate assets of approximately $13.0 billion, and 79 private investment funds, with aggregate assets of approximately $5.5 billion. Jeffrey D. Clark, the founder of the Administrator, has over 20 years of experience in accounting and operating matters for multi-strategy private investment funds and funds of funds. The Administrator’s staff includes 38 professionals, 6 of whom are Certified Public Accountants.]   For administrative services provided to the Funds, J.D. Clark receives from the Master Fund, on a quarterly basis, a fee in an amount equal to $2,500 plus the greater of $10,000 or 0.01875% times net assets under management (“AUM”) as of the first day of the calendar quarter for $0 to $200,000,000 of net assets, plus 0.01625% times net AUM as of the first day of the calendar quarter for $200,000,001 to $400,000,000 of net assets, plus 0.01375% times net AUM as of the first day of the calendar quarter for $400,000,001 to $600,000,000 of net assets, plus 0.01125% times net AUM as of the first day of the calendar quarter for $600,000,001 to $800,000,000 of net assets, plus

0.01% times net AUM as of the first day of the calendar quarter in excess of $800,000,000 of net assets, plus a tax compliance and preparation fee of $9,250, plus an audited financial statement preparation fee of $1,250, plus a quarterly RIC diversification testing and income confirmation fee of $6,000 for non-pass-through investment vehicles and 0.015% times AUM in pass-through investments as of the first day of the calendar quarter, subject to a minimum quarterly fee of $625 per pass-through investment.  J.D. Clark also receives from each Merger Fund, on a quarterly basis, a fee in an amount equal to $3,000 plus a tax compliance and preparation fee of $1,750 per calendar quarter, plus an audited financial statement preparation fee of $625 per calendar quarter.

For the year ended March 31, 2012, each Fund paid fees to the Administrator of $161,202, with respect to the Master Fund, $10,700, with respect to Excelsior TI, $10,560, with respect to Excelsior TE, $10,700, with respect to Excelsior TI 2 and $10,570, with respect to Excelsior TE 2.

Custodian

The Bank of New York Mellon (the “Custodian”) serves as the custodian of the assets of the Funds, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Funds are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. PNC Global Investment Servicing, Inc., an affiliate of the Custodian, serves as escrow agent for the Funds. The Custodian’s principal business address is 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds, providing audit and tax return review of various SEC filings.

PORTFOLIO MANAGER

Spencer N. Boggess serves as portfolio manager of the Master Fund and, as such, is primarily responsible for the day-to-day management of the Master Fund’s portfolio, subject to such policies as may be adopted by its Board.

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Master Fund for which Mr. Boggess has (or shares) primary responsibility for the day-to-day portfolio management as of March 31, 2012.

REGISTERED INVESTMENT COMPANIES MANAGED		OTHER POOLED INVESTMENT VEHICLES MANAGED		OTHER ACCOUNTS MANAGED
NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
0	N/A	13	$1,022,032,016	0	N/A

REGISTERED INVESTMENT COMPANIES MANAGED		OTHER POOLED INVESTMENT VEHICLES MANAGED		OTHER ACCOUNTS MANAGED
NUMBER WITH PERFOR-MANCE BASED FEES	NUMBER WITH PERFOR-MANCE BASED FEES	NUMBER WITH PERFOR-MANCE BASED FEES	NUMBER WITH PERFOR-MANCE BASED FEES	NUMBER WITH PERFOR-MANCE BASED FEES	NUMBER WITH PERFOR-MANCE BASED FEES
0	N/A	0	N/A	0	N/A

Compensation Program (Information as of March 31, 2012)

Mr. Boggess’ compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the value of assets of the Funds or any other fund managed by the Adviser. The discretionary bonus is not tied directly to the performance of the Funds; however, the Funds' performance is a factor in the amount of the bonus paid to Mr. Boggess.  Additional factors include, without limitation, the financial performance of the Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

Potential Material Conflicts of Interest (Information as of March 31, 2012)

Real, potential or apparent conflicts of interest may arise due to Mr. Boggess’ day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Boggess may manage other accounts with investment strategies similar to the Funds, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Adviser may vary among these accounts and Mr. Boggess may personally invest in these accounts.  These factors could create conflicts of interest because Mr. Boggess may have incentives to favor certain accounts over others, which could result in other accounts outperforming the Funds.  A conflict may also exist if Mr. Boggess identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Boggess may execute transactions for another account that may adversely impact the value of securities held by the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Boggess are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

Fund Ownership

As of the date of this SAI, Mr. Boggess does not own Units in the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Investment Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Investment Fund it manages.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially in the manner set forth below.  However, no guarantee or assurance can be made that an Investment Manager (including a Subadviser) will adhere to, and comply with, its stated practices.  The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Investment Fund, each Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities.  However, subject to appropriate disclosure, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund.  The Adviser considers the broker selection process employed by an Investment Manager in determining whether to invest in its Investment Fund.  Each Investment Manager generally will seek reasonably competitive commission rates.  However, Investment Managers will not necessarily pay the lowest commission available on each transaction.

Consistent with the principle of seeking best price and execution, an Investment Manager may place brokerage orders with brokers (including affiliates of Bank of America) that provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund.  In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Master Fund invests.  Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund.

Transactions for any Investment Fund organized by the Master Fund will not be effected on a principal basis with the Adviser or any of its affiliates.  However, broker-dealer affiliates of the Adviser may effect brokerage transactions for such an Investment Fund.  These transactions would be effected in accordance with procedures adopted pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder.  Among other things, pursuant to Section 17(e) those procedures would provide that when acting as broker for the Master Fund in connection with the sale of securities to or by the Master Fund, the affiliated broker may receive compensation not exceeding the following limits:  (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price.  Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

TAX STATUS

The Fund has elected to be classified as an association taxable as a corporation, effective January 1, 2012, and intends to elect to be treated and operate in a manner so as to qualify as a "regulated investment company" under Subchapter M of the Code.  Prior to 2012, the Fund was treated as a partnership for federal tax purposes.  Based on the diversified nature of the Master Fund's investments, the Adviser believes that the election of the Fund to be classified as an association taxable as a corporation for federal income tax purposes should not be a taxable event to Members.  Nevertheless, there is no assurance that the Internal Revenue Service (the "IRS") will agree with such position, in which case it may treat the change in the Fund's tax status as a taxable event to Members.  Certain requirements of Subchapter M and additional information regarding the Fund's tax treatment are described below in "Tax Treatment."

Tax Treatment

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its Members.  This avoids a "double tax" on that income and capital gains, since Members normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Units are held in a retirement account or the Member is otherwise exempt from tax).  Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund.  If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt investor.  The Adviser is responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

Prospective Members should be aware of the following tax implications of investing in the Fund:

●
Dividends paid from net investment income (including short-term capital gains) are taxable as ordinary income.  For taxable years beginning on or before December 31, 2012, dividends paid from net investment income that are designated by a RIC as being derived from "qualified dividend income" are taxable to individuals at the reduced rates currently applicable to long-term capital gains.  Distributions of the Fund's long-term capital gains are taxable as long-term capital gains.  It does not matter how long a Member has held their Units.

●
Every year the Fund will send each Member and the IRS a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income and other distributions the Fund paid to such Member, in the previous calendar year.  The tax information the Fund sends to each Member will separately identify any long-term capital gains distribution the Fund paid to such Member.

●
Because the net asset value per Unit will fluctuate, Members may have a capital gain or loss when their Units are repurchased or transferred.  A capital gain or loss is the difference between the price paid for the Units and the price received on their repurchase or transfer.  Generally, when tendered Units are repurchased, a Member must recognize any capital gain or loss on those Units.  Capital gains will be long-term or short-term depending on how long a Member has held the Units.

●
If a Member buys Units on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Units will be returned to such Member as a taxable distribution.

Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Members.  The Fund will identify returns of capital in Member notices.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund is not subject to U.S. federal income tax on the portion of its investment company taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Members.  That qualification enables the Fund to "pass through" its distributed income and net capital gains to Members without the Fund having to pay tax on them.  The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year.  If the Fund does not qualify as a regulated investment company during any period, it would be treated for U.S. federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to Members during that period.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year.  The Fund must also satisfy certain other requirements of the Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer.  In addition, no more than 25% of the value of the Fund's total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.  For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Code requires significant support from Investment Funds.  In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from Investment Funds.  The risks of not receiving accurate information from Investment Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

Based on the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain Members, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule).  Such a Member’s pro rata portion of the affected expenses, will be treated as an additional dividend to the Member and will be deductible by such Member, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A "nonpublicly offered regulated investment company" is a RIC whose shares are neither (i) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended), (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (i) 98% of its ordinary income earned from January 1 through December 31 of that year, (ii) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (iii) all such ordinary income and capital gains for previous years that were not distributed during those years.  If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed.  It is presently anticipated that the Fund will meet those requirements.  To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions.  However, the Board of Managers and the Adviser might determine in a particular year that it would be in the best interests of Members for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts.  That would reduce the amount of income or capital gains available for distribution to Members.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will (assuming the remedies previously described are not exercised) be taxed in the same manner as an ordinary corporation and distributions to its Members will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will (assuming the remedies previously described are not exercised) constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Members.  Furthermore, in such event, individual Members would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2012.

Distributions

Dividends paid out of the Fund's investment company taxable income will be taxable to a Member as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional Units.  If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Members may be eligible for the corporate dividends received deduction.  In addition, for taxable years beginning on or before December 31, 2012, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the reduced rates currently applicable to long-term capital gains.  Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.  Certain holding period and other requirements must be met by both the Member and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.  Distributions of net capital gains, if any, designated as capital gains distributions are taxable to a Member as long-term capital gain, regardless of how long the Member has held Units.  Long-term capital gains rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2012.  A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital, which is applied against and reduces the Member's basis in its Units.  To the extent that the amount of any such distribution exceeds the Member's basis in its Units, the excess will be treated by the Member as gain from a sale or exchange of the Units.  Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its Members, who will be treated as if each received a distribution of its pro rata share of such gains, with the result that each Member will (i) be required to report its pro rata share of such gains on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gains and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

Dividends designated by the Fund and received by corporate Members of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (i) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (ii) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (iii) to the extent the stock on which the dividend is paid is treated as debt financed.  Moreover, the dividends received deduction may be disallowed or reduced if the corporate Member fails to satisfy the foregoing requirements with respect to Units or by applications of the Code.

Members will be notified annually as to the U.S. federal income tax status of distributions, and Members receiving distributions in the form of additional Units will receive a report as to the net asset value of those Units.

Certain Tax Increases in 2013

The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum income tax rate for capital assets held for one year or less or (ii) for net capital gains, 15% for capital assets held for more than one year (5% for individuals in lower tax brackets and 20% for net capital gains recognized in taxable years beginning after December 31, 2012).  The maximum long-term capital gains rate for corporations is 35%.  The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2013.  In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount.1  Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property.  It is anticipated that net income and gain attributable to an investment in the Fund will be included in an Investor's "net investment income" subject to this Medicare tax.

Sale or Exchange of Units

Upon the sale or other disposition of Units (including through the repurchase of Units by the Fund) that a Member holds as a capital asset, the Member will realize a capital gain or loss in an amount equal to the difference between the amount realized and the Member's adjusted tax basis in the Units sold.  Such gain or loss will be long-term or short-term, depending upon the Member's holding period for the Units.  Generally, a Member's gain or loss will be a long-term gain or loss if the Units have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Units.  In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a Member on a disposition of Units held by the Member for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the Member (or amounts credited as undistributed capital gains) with respect to such Units.

Under Treasury regulations, if a Member recognizes a loss with respect to Units of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, investors in a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to members of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Members should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Passive Foreign Investment Companies

To the extent that the Master Fund purchases shares of passive foreign investment companies ("PFICs"), the Master Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the

Master Fund to Members.  Additional charges in the nature of interest may be imposed on the Master Fund in respect of deferred taxes arising from such distributions or gains.  To the extent that the Master Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Master Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Master Fund.  The Master Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Master Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Master Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Master Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Section 1256 Contracts

The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts.  A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options.  Section 1256 Contracts held by the Master Fund at the end of a taxable year of the Master Fund will be treated for U.S. federal income tax purposes as if they were sold by the Master Fund at their fair market value on the last business day of the taxable year.  The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Master Fund 's obligations under such contract), must be taken into account by the Master Fund in computing its taxable income for the year.  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains.  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization.  Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time.  Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Master Fund or an Investment Fund in which the Master Fund invests, although a tax-exempt investor may incur UBTI if it borrows to acquire Units.  Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investors as a result of an investment by the Master Fund in certain real estate investment funds.  Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. federal tax consequences of an investment in the Fund.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  The Fund will not be eligible to "pass through" to its Members the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to Members who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The withholding percentage is 28% until 2013, when the percentage will increase to 31% (unless Congress enacts legislation otherwise).  Corporate Members and certain other Members specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the Member's U.S. federal income tax liability, provided the required information is furnished to the IRS.  To avoid such withholding, foreign Members (as defined below) that beneficially own Units generally must provide a properly completed IRS Form W-8 or other applicable forms or documentation certifying their non-U.S. status.

Foreign Members

U.S. federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "Foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

Except as provided below, if the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Member, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations.  A corporate Foreign Member may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate Foreign Member, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Member certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "Backup Withholding."

In order to avoid a U.S. withholding tax of 30% on a non-U.S. investor’s share of certain payments (including payments of gross proceeds) made with respect to certain actual and deemed U.S. investments, (i) such non-U.S. investor will generally be required to provide identifying information with respect to certain of its direct and indirect U.S. owners or (ii) if such non-U.S. investor is a "foreign financial institution" within the meaning of Section 1471(d)(4) of the Code, such non-U.S. investor will generally be required to enter into an agreement with the U.S. Internal Revenue Service (the “Service”) by June 30, 2013 identifying certain direct and indirect U.S. account holders (including debtholders and equityholders).  Any such information provided to the Fund will be shared with the Service.  Foreign Members should consult their own tax advisors regarding the possible implications of these rules on their investment in Units.

The tax consequences to a Foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Cost Basis Reporting

As part of the Emergency Economic Stabilization Act of 2008, the Fund is required to report to Members and the Internal Revenue Service the "cost basis" of Units and the character of realized gains and losses attributable to Units acquired by a Member on or after January 1, 2012 ("Covered Units") and subsequently redeemed.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The "cost basis" of a Unit is generally its purchase price adjusted for dividend reinvestments, return of capital, and other corporate actions.  Cost basis is used to determine whether a sale of the Units results in a gain or loss.  If a Member redeems Covered Units during any year, then the Fund will report the cost basis of such Covered Units to the IRS and the Member on Form 1099-B.

The Fund has selected the "average cost" method as its default methodology for calculating cost basis and performing the required reporting and will use this method to report Covered Units repurchases on a Member's Form 1099-B unless otherwise instructed by a Member.  The Fund may permit Members to elect their preferred IRS-accepted cost basis method to calculate the cost basis in Covered Units.  The cost basis method applied may not be changed after the settlement date of a sale of Units.

If a Member wishes to change the default methodology with respect to reporting of cost basis, they should follow the instructions provided in the Fund's subscription documents.

Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Other Taxation

Members may be subject to state, local and foreign taxes on their Fund distributions.

The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors.  The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. federal income tax law which may have an effect on such investments.  This analysis is not intended as a substitute for careful tax planning.  Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.  The foregoing section applies to each Fund, unless otherwise noted.

1           The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

SECTION B

COMBINED EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND,
LLC AND FEEDER FUNDS PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)*

The following unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Master Fund and the Merger Funds as if the Reorganization had been consummated on March 31, 2012, except as otherwise indicated.

	First			% of Members’	% Ownership	First Available
	Acquisition		Fair	Net	of Portfolio	Redemption
Portfolio Funds *	Date	Cost **	Value **	Assets	Funds	Date ***	Liquidity ****

Event Driven/Relative Value Funds
American Durham, L.P. (1)	7/1/2008	$ 2,607,970	$ 157,248	0.04%	11.03%	N/A	(2)
Anchorage Capital Partners Offshore, Ltd.	1/1/2012	11,075,753	11,807,709	3.05%	0.22%	N/A	Quarterly
Aristeia Partners, L.P.	4/1/2008	3,537,502	11,985,806	3.09%	5.52%	N/A	Quarterly
Canyon Value Realization Fund, L.P. (1)	7/1/2003	-	1,025,427	0.26%	0.04%	N/A	(2)
COMAC Global Macro Fund, Ltd.	3/1/2012	12,000,000	12,015,708	3.10%	0.29%	N/A	Monthly
Double Black Diamond, Ltd.	1/1/2012	7,304,037	7,487,663	1.93%	0.27%	(5)	Annually
Drake Global Opportunities Fund, L.P. (1)	4/1/2009	-	27,565	0.01%	0.55%	N/A	(3)
DSC Acquisitions, LLC (1)	4/1/2009	37,735	56,118	0.01%	0.46%	N/A	(2)
Farallon Capital Partners, L.P. (1)	11/1/2004	2,709,008	8,206,514	2.12%	0.16%	N/A	(2)
FCOI II Holdings, L.P.	1/1/2012	10,885,167	11,524,477	2.97%	0.35%	N/A	Annually
Garrison Special Opportunity Fund, L.P. (1)	7/1/2009	2,619,133	2,767,417	0.71%	1.11%	N/A	(4)
JANA Partners, L.P. (1)	4/1/2009	108,677	158,869	0.04%	0.21%	N/A	(2)
Lydian SPV Limited (1)	4/1/2009	475	475	0.00%	3.05%	N/A	(4)
Mast Credit Opportunities I, L.P.	6/1/2010	14,000,000	14,509,390	3.74%	7.19%	N/A	Quarterly
Monarch Debt Recovery Fund, Ltd.	1/1/2012	12,860,225	13,285,377	3.44%	1.25%	(6)	Annually
Strategic Value Restructuring Fund L.P. (1)	4/1/2009	954,649	444,802	0.11%	0.08%	N/A	(2)
SVRF (Onshore) Holdings LLC (1)	4/1/2009	554,101	234,435	0.06%	3.37%	N/A	(4)
Vicis Capital Fund (1)	4/1/2009	2,130,943	413,467	0.11%	0.12%	N/A	(3)
Waterfall Eden Fund, L.P. (1)	7/1/2008	5,085,071	1,989,353	0.51%	3.50%	N/A	(2)
Strategy Total		88,470,446	98,097,820	25.30%
Hedged Long/Short Equity Funds
Alydar QP Fund L.P.	4/1/2009	11,877,385	12,921,416	3.33%	2.60%	N/A	Quarterly
Prism Partners III Leveraged, L.P.	7/1/2009	5,000,000	5,883,817	1.52%	1.62%	N/A	Quarterly
SAB Capital Partners, L.P. (1)	4/1/2001	-	353,885	0.09%	0.09%	N/A	(2)
Scopia PX, LLC	9/1/2005	8,000,000	14,579,795	3.76%	3.57%	N/A	Quarterly
Strategy Total		24,877,385	33,738,913	8.70%
Hedged Sector Funds
Coatue Offshore Fund, Ltd.	3/1/2012	15,607,371	16,565,709	4.28%	0.51%	N/A	Quarterly
Expo Health Sciences Fund, L.P.	8/1/2010	14,000,000	13,123,372	3.38%	2.73%	N/A	Quarterly
Longbow Partners, L.P.	5/1/2004	5,200,000	11,554,509	2.98%	15.50%	N/A	Quarterly
Seligman Tech Spectrum Fund, LLC	4/1/2009	4,610,345	6,931,154	1.79%	1.31%	N/A	Monthly
Tufton Oceanic Hedge Fund, Ltd.	11/1/2009	12,500,000	12,795,047	3.30%	0.97%	N/A	Monthly
Strategy Total		51,917,716	60,969,791	15.73%
Opportunistic Long/Short (Global) Funds
AKO Partners L.P.	10/1/2005	5,500,000	16,086,052	4.15%	1.68%	N/A	Quarterly
Amiya Global Emerging Opportunities Fund, Ltd.	1/1/2012	14,441,369	14,454,920	3.73%	1.05%	N/A	Quarterly
Artha Emerging Markets Fund, L.P.	4/1/2008	13,720,130	16,131,748	4.16%	2.87%	N/A	Quarterly
Egerton Capital Partners, L.P.	10/1/2009	5,000,000	6,319,318	1.63%	1.62%	N/A	Monthly
Henderson Asia Pacific Absolute Return Fund, Ltd.	10/1/2008	12,966,478	12,588,230	3.25%	3.73%	N/A	Monthly
Indus Asia Pacific Fund, L.P.	3/1/2004	11,000,000	16,560,259	4.27%	2.08%	N/A	Quarterly
Indus Japan Fund, L.P.	3/1/2004	3,000,000	6,513,907	1.68%	2.92%	N/A	Quarterly
Meditor European Hedge Fund (B) Limited	7/1/2009	17,000,000	17,499,665	4.51%	0.89%	N/A	Monthly
Rohatyn Group Global Opportunity Partners, L.P. (1)	4/1/2009	14,272	44,659	0.01%	0.13%	N/A	(2)
Strategy Total		82,642,249	106,198,758	27.39%
Opportunistic (U.S. Only) Funds
Addison Clark Fund, L.P.	4/1/2008	11,016,635	15,345,217	3.96%	2.43%	N/A	Quarterly
Brookside Cayman II, Ltd.	1/1/2012	13,786,396	14,739,516	3.80%	3.58%	N/A	Quarterly
Swiftcurrent Offshore, Ltd.	1/1/2012	15,783,480	17,308,402	4.46%	1.52%	N/A	Quarterly
Swiftcurrent Partners, L.P. (1)	10/1/2000	-	209,650	0.05%	0.03%	N/A	(2)
Valinor Capital Partners Offshore, Ltd.	1/1/2012	14,356,269	16,963,444	4.38%	1.19%	N/A	(7)
Valinor Capital Partners, L.P. (1)	7/1/2007	-	354,848	0.09%	0.05%	N/A	(2)
Strategy Total		54,942,780	64,921,077	16.74%
Total Investments in Portfolio Funds		$ 302,850,576	363,926,359	93.86%
Other Assets, less Liabilities			23,789,443	6.14%
Net Assets			$387,715,802	100.00%

B-1

* Assumes that the Reorganization is consummated with respect to each Feeder Fund.  In the event that either or both of Excelsior TI 2 or Excelsior TE 2 do not participate in the Reorganization, the pro forma financial statements would not change materially, due to the small asset size of Excelsior TI 2 and Excelsior TE 2 (each representing less than 2% of the assets of the Master Fund as of August 31, 2012).

The investments in the Portfolio Funds shown above, representing 93.86% of Net Assets, have been fair valued in accordance with procedures established by the Board of Managers.

The Company's investments on March 31, 2012 are summarized below based on the investment strategy of each specific Portfolio Fund.

Investment Strategy	% Total Investments in Portfolio Funds
Event Driven/Relative Value Funds	26.96%
Hedged Long/Short Equity Funds	9.27%
Hedged Sector Funds	16.75%
Opportunistic Long/Short (Global) Funds	29.18%
Opportunistic (U.S. Only) Funds	17.84%
Total	100.00%

* Non-income producing investments. The Company’s investments in the Portfolio Funds are considered to be   illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

** See definition in Note 3.

*** From most recent investment date.

**** Available frequency of redemptions after initial lock-up period.

N/A Initial lock-up period has either expired prior to 3/31/2012, or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(1)           Portfolio Fund is held by Excelsior Multi-Strategy 1099 Blocker Fund, LLC, which is wholly owned by the Company.

(2)           All of the Company’s remaining interest in the Portfolio Fund is held in side pocket accounts and is illiquid.

(3)           The Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemption rights. The full liquidation is expected to take two years following the date of this report or longer.

(4)           The Portfolio Fund has limited redemption rights by segregating its less liquid assets from the main (liquid) portfolio and created a liquidating vehicle with the intention of liquidating those assets in a reasonable manner.

(5)           Approximately 67% of the fair value of the Company’s interest in the Portfolio Fund has a lock-up period that expires on 9/30/2012 and 33% has a lock-up period that expires on 3/31/2013.

(6)           Approximately 16% of the fair value of the Company’s interest in the Portfolio Fund has a lock-up period that expires on 6/30/2012.

(7)           Approximately 32% of the fair value of the Company’s interest in the Portfolio Fund has tri-annual liquidity and 68% has annual liquidity.

B-2

Pro Forma Combined	Company	TI	TE	TI 2	TE 2	Pro Forma	Combined Fund

Statement of Assets and Liabilities (unaudited)	3/31/2012	3/31/2012	3/31/2012	3/31/2012	3/31/2012	Adjustments

ASSETS
Investments in Portfolio Funds, at fair value *	$ 363,926,359	$ -	$ -	$ -	$ -	$ -	$ 363,926,359
Investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, at fair value*	-	220,285,968	152,356,851	6,576,048	8,496,936	(387,715,803)	-
Cash and cash equivalents	9,185,380	3,491,080	5,405,573	112,560	258,601	-	18,453,194
Redempion receivable from investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	-	11,000,000	-	278,787	-	(11,278,787)	-
Redemptions receivable from investments in Portfolio Funds	24,048,352	-	-	-	-	-	24,048,352
Investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC made in advance	-	-	12,200,000	-	-	(12,200,000)	-
Purchase of investments in Portfolio Funds made in advance	15,680,935	-	-	-	-	-	15,680,935
Due from Adviser	-	63,556	-	66,377	68,450	-	198,383
Other assets	-	94,499	59,324	2,813	3,384	-	160,020
Total Assets	412,841,026	234,935,103	170,021,748	7,036,585	8,827,371	(411,194,590)	422,467,243

LIABILITIES
Members' subscriptions for units received in advance	$ 12,200,000	$ -	$ 12,220,000	$ -	$ -	$ (12,200,000)	$ 12,220,000
Repurchase of Members' units payable	11,278,787	13,951,346	3,515,625	297,862	116,534	(11,278,787)	17,881,367
Advisory/Management fee payable	962,198	281,377	186,586	8,399	10,459	-	1,449,019
Professional fees payable	358,218	69,176	56,060	52,334	52,667	-	588,455
Reorganization expense	-	-	-	-	-	200,000	200,000
Deferred income tax payable	131,323	-	-	-	-	-	131,323
Administration fees payable	116,354	5,375	5,375	5,375	5,375	-	137,854
Board of Managers' fees payable	50,000	-	-	-	-	-	50,000
Servicing fees payable	-	-	-	4,200	5,229	-	9,429
Other liabilities	28,344	1,723	1,670	3,119	3,120	-	37,976
Total Liabilities	25,125,224	14,308,997	15,985,316	371,289	193,384	(23,278,787)	32,705,423

Composition of Net Assets
Paid-in capital	$ 313,626,740	$ 203,655,498	$ 143,921,174	$ 6,272,515	$ 8,106,474	$ (313,626,740)	$ 361,955,661
Accumulated net investment loss**	(1,758,889)	(1,320,473)	(915,467)	(47,867)	(87,670)	$ 1,558,889	$ (2,571,477)
Accumulated net realized gain on investment transactions**	14,772,167	8,563,011	5,640,780	253,790	314,586	$ (14,772,167)	$ 14,772,167
Accumulated net unrealized appreciation on investment(s)	61,075,784	9,728,070	5,389,945	186,858	300,597	$ (61,075,784)	$ 15,605,470
NET ASSETS	$ 387,715,802	$ 220,626,106	$ 154,036,432	$ 6,665,296	$ 8,633,987	$ (387,915,802)	$ 389,761,821

Net Asset Value Per Unit	$ 1,657.464	$ 1,528.247	$ 923.585	$ 1,021.596	$ 976.134	$ -	$ 1,657.464

* The Feeder Funds each invest in the Company, which in turn invests in the Portfolio Funds.
** Attributable to the period from January 1, 2012 through March 31, 2012. Prior to January 1, 2012, net assets included net subscriptions, cumulative net investment income/ (loss) and cumulative net realized gain/ (loss) from investments in the Portfolio Funds/ Company.

See Notes to Pro Forma Financial Statements.

  B-3

Pro Forma Combined	Company	TI	TE	TI 2	TE 2	Pro Forma		Combined Fund
Statement of Operations (unaudited)
						Adjustments

NET INVESTMENT LOSS ALLOCATED FROM:
Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC/Excelsior
Directional Hedge Fund of Funds, Ltd./ Excelsior Multi-Strategy Hedge
Fund of Funds 2, Ltd.
Interest	$ -	$ 865	$ 520	$ 21	$ 34	$ (1,440)		$ -
Expenses	-	(3,499,516)	(2,385,804)	(96,855)	(217,882)	6,200,057		-

Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds
Master Fund, LLC/ Excelsior Directional Hedge Fund of Funds. Ltd./ Excelsior
Multi-Strategy Hedge Fund of Funds 2, Ltd.	-	(3,498,651)	(2,385,284)	(96,834)	(217,848)	6,198,617		-

FUND INCOME
Interest	1443	496	197	12	23	-		2,171

FUND EXPENSES

Advisory/ Management fees	4,154,916	1,231,180	768,275	34,344	44,794	-		6,233,509
Bank note facility fee	586,062	-	-	-	-	(201,062)	(1)	385,000
Professional fees	519,200	92,424	77,881	75,695	69,748	(459,548)	(2)	375,400
Insurance fees	-	146,783	87,036	4,821	5,802	29,876	(3)	274,318
Board of Managers' fees	200,000	-	-	-	-	-		200,000
Administration fees	361,057	21,500	21,500	21,500	21,500	(103,162)	(4)	343,895
Servicing fees	-	-	-	17,172	22,397	(39,569)	(5)	-
Reorganization expense	-	-	-	-	-	200,000	(6)	200,000
Other	138,820	85,420	38,159	16,826	18,306	(121,154)	(7)	176,377

Total Expenses	5,960,055	1,577,307	992,851	170,358	182,547	(694,619)		8,188,499

Net Investment Loss before Expense Limitation Reimbursement	(5,958,612)	(5,075,462)	(3,377,938)	(267,180)	(400,372)	6,893,236		(8,186,328)
Expense Limitation Reimbursement	0	42,024	-	92,323	102,785	(237,132)	(8)	-

Net Investment Loss	(5,958,612)	(5,033,438)	(3,377,938)	(174,857)	(297,587)	6,656,104		(8,186,328)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments in Portfolio Funds	27,103,380	-	-	-	-	-		27,103,380
Net realized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC/ Excelsior Directional Multi-Strategy Hedge Fund, Ltd/ Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.	-	15,682,987	10,227,712	467,078	567,232	(26,945,009)		-
Deferred taxes on realized gain	(131,323)	(76,124)	(50,146)	(2,256)	(2,797)	131,323		(131,323)
Net realized gain, net of deferred taxes	26,972,057	15,606,863	10,177,566	464,822	564,435	(26,813,686)		26,972,057
Net change in accumulated unrealized appreciation (depreciation) on investment(s)	(25,533,425)	(14,782,679)	(9,460,840)	(423,420)	(533,650)	25,200,589		(25,533,425)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,438,632	824,184	716,726	41,402	30,785	(1,613,097)		1,438,632

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (4,519,980)	$ (4,209,254)	$ (2,661,212)	$ (133,455)	$ (266,802)	$ 5,043,007		(6,747,696)

(1) Bank note facility fee adjustment is based on the agreement's terms effective October 1, 2011.
(2) Professional fee adjustments are based on the consolidation of tax, audit, and legal services for the Combined Fund.
(3) Adjustment to Insurance fees is due to an increased fee.
(4) Adjustments to expenses relate to the realization of economies of scale upon combining the assets of the Company and Feeder Funds.
(5) Servicing fees will be eliminated as part of the Mergers.
(6) Adjustment to Reorganization expense is due to a one-time fund merger-related cost.
(7) Other expense adjustment is based on the consolidation of the SEC regulatory filings and reduced printing and mailing expenses due to reduced number of documents.
(8) The Combined Fund expense levels would not be subject to the expense limitation for the year ended March 31, 2013.

See Notes to Pro Forma Financial Statements.

B-4

Notes to Pro Forma Financial Statements

Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed mergers of each of the Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2) (each a “Feeder Fund,” and collectively the “Feeder Funds”) into Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the “Company”) pursuant to Section 18-209(b) of the Delaware Limited Liability Company Act.  As a result of these transactions (the “Mergers”), the Company will be only surviving entity and will be renamed Excelsior Multi-Strategy Hedge Fund of Funds, LLC (the “Combined Fund”).  The Company’s investment objective (which is to seek capital appreciation) will not change as a result of the Mergers. Each of the Feeder Funds currently pursues its investment objective by investing substantially all of its assets in the Company, a closed-end, non-diversified, management investment company registered under the 1940 Act, which, in turn, invests its assets in underlying hedge funds (“Portfolio Funds”).  In general, it is expected that for U.S. federal income tax purposes each of the Mergers (assuming certain conditions are met) will be a tax-free transaction to the Feeder Funds and the Company.  However, certain exceptions may apply.  In connection with the Mergers, the assets and liabilities of each Feeder Fund would become assets and liabilities of the Company.  Members of each Feeder Fund will receive Units of the Company having a net asset value equal to the net asset value of their Units in the applicable Feeder Fund and would be admitted as members of the Company.

Unless otherwise indicated, the accompanying pro forma financial statements have been prepared on a basis consistent with that used in the preparation of the financial statements included in the Annual Report of the Company for the year ended March 31, 2012.  The statements of assets and liabilities of the Company and each Feeder Fund have been combined as of March 31, 2012, and the related Pro Forma Combined Statement of Operations (for the Combined Fund) have been prepared for the fiscal year ended March 31, 2012 as if each of the Mergers had taken place as of April 1, 2011. The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Company and the Feeder Funds included in their respective audited annual reports dated March 31, 2012 (keeping in mind that substantially all of the Feeder Funds’ net assets were (and will continue to be) invested in the Company prior to and up to the date of the Mergers).

Presentation of Schedule of Investments

The Feeder Funds do not hold investment assets directly and the underlying hedge fund investments held by the Company prior to the Mergers will not change in the Combined Fund as a result of the Mergers.  Accordingly, the accompanying Pro Forma Schedule of Portfolio Investments for the Combined Fund contains an identical composition of investments as presented on the Company’s audited Schedule of Investments reported as of March 31, 2012.

Fair Value

Bank of America Capital Advisors, LLC (the “Adviser”) serves as both the investment adviser and as a manager to the Company and will serve in this same capacity with respect to the Combined Fund.  The NAV of the Company is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the LLC Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.

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The investments in the Portfolio Funds are recorded at fair value, generally at an amount equal to the NAV of the Company's investments in the Portfolio Funds as determined by each Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith by the Adviser pursuant to the valuation procedures. Generally, the NAVs of investments in the Portfolio Funds are determined whereby the Company records the investment and subsequent subscriptions at its acquisition cost which represents its fair value. The investment is adjusted to reflect the Company’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period. As of March 31, 2012, a majority of the investments in the Portfolio Funds were fair valued using the NAV of the Portfolio Fund. The amount of investments that were not fair valued using the NAV of the Portfolio Fund as of March 31, 2012 was immaterial with respect to the overall value of the Company.

The Portfolio Funds generally record their investments at fair value in accordance with GAAP or IFRS. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from sales or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces. Because of the inherent uncertainty of valuation of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the statement of operations is net of fees and performance-based compensation paid to the investment managers of the Portfolio Funds.

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions on liquidity than the main portfolio of the Portfolio Fund. If the Company withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances where such a Portfolio Fund closes its operations, the Company may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. Restrictions applicable to individual Portfolio Funds are described in detail on the Company’s Schedule of Investments. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Company, to withdraw capital.

The Company uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Company has the ability to access at the measurement date;

B-6

●	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
●	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Company’s
Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The Company complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies. Accordingly, the Company estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

The Combined Fund will maintain an identical methodology of accounting for fair value as the Company.  As such, no fair value adjustments were needed on the Pro Forma Combined Schedule of Investments presented as of March 31, 2012.

Cost Basis

The Company treats distributions received from Portfolio Funds, whether in the form of cash or securities, first as a reduction of the investment's cost, and any excess is treated as realized gain from investments in Portfolio Funds. Realized gains or losses on investments in Portfolio Funds are measured by the difference between the proceeds from the sale or liquidation and the cost basis of the investment using the specific identification method. The Combined Fund will adhere to the same accounting principles as the Company regarding treatment of distributions received from Portfolio Funds.  As a result, no cost basis adjustments were made on the Pro Forma Combined Schedule of Investments presented as of March 31, 2012.

Presentation of Statement of Assets and Liabilities

Because each of the Feeder Fund’s invests substantially all of its assets in the Company, the net assets of each Feeder Fund are also included in the net assets the Company as presented on the audited March 31, 2012 Statement of Assets and Liabilities.  The aggregate net assets of the Company are equal to the sum of the fair value of each Feeder Fund’s investment in the Company as of March 31, 2012.

Presentation of Statement of Income Statement

The components of income, expenses and realized and unrealized gains and losses of the Company that were allocated to the Feeder Funds have been condensed on the Pro Forma Financial Statement presentation for each of the Feeder Funds.  The direct expenses of each Feeder Fund have been presented separately.  This presentation is consistent with format of the audited March 31, 2012 Schedule of Operations for both the Company and the Feeder Funds.  Subsequent to the Mergers, the Feeder Funds will cease to exist.

B-7

SECTION C

ALTERNATIVE INVESTMENTS
Bank of America Capital Advisors, LLC

PROXY VOTING POLICY

Applicability:  Section 1.7 – Proxy Voting Policy

Area of Focus:  Portfolio Management

Date Last Reviewed: December 2011

Applicable Regulations
•	Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)
•	SEC Form N-PX
•	Department of Labor Interpretive Bulletin 08-2
•	Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements
An SEC-registered investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that proxies are voted in the best economic interests of clients.  An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients.  An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy
In cases where the Adviser has been delegated voting authority over Clients’2 securities, such voting will be in the best economic interests of the Clients.

Procedures for Achieving Compliance
The Adviser generally invests on behalf of its Clients in limited partnership interests, limited liability company interests, shares or other equity interests issued by private funds (“Underlying Funds”).  The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of the Underlying Funds.

C-1

The Adviser may also invest on behalf of its Clients in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities of private companies.  Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, a Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the Adviser will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client.  The Adviser may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the Client held the security prior to the security’s liquidation.

For hedge fund Clients, it is the Alternative Investment group’s3 (“AI”) policy to waive its Clients’ voting rights related to their investments in Underlying Funds by obtaining written confirmation from each Underlying Fund that it concurs to the waiver of the Client’s voting rights.  This confirmation shall be obtained by the Adviser at the time of investment, or at a reasonable time thereafter, by the Adviser sending a notification of waiver of voting rights to the Underlying Fund.  In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in such Underlying Fund.

For private equity Clients, except with respect to Adverse Measures (as defined below), in determining how AI should vote a security, AI Portfolio Management shall:

●	recommend against adoption of a measure if AI Portfolio Management determines in its discretion that such measure, if adopted:

●	would result in the affected Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

●	has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and
●	recommend adoption of a measure if AI Portfolio Management in its discretion determines that such measure, if adopted:

●	would not result in the affected Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

●	has a reasonable probability of enhancing the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Adviser on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which Clients invest.  Such votes are typically by written consent and no investor meeting is generally called.  Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy.  It is also anticipated that frequently an Underlying Fund will request the Client either to vote in favor of measures that reduce the rights,

C-2

powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

●
AI Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

●	Adoption of such Adverse Measure would not result in the Client holding the related security in violation of its investment objective(s), policies or restrictions.

Conflicts of Interest:
AI Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Adviser or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who, together with AI Portfolio Management, will determine if a potential conflict exists and in such cases contact  the  AI Conflicts Officer for resolution. The Adviser will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

●	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and, if a conflict exists,

●	assessed whether such conflict is material or not; and, if material,

●	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Clients:
AI will deliver a copy of the Adviser’s Form ADV Part 2A to current and prospective Clients. The referenced document contains a summary of AI’s proxy voting policies and procedures.

Responses to Client Requests:
AI will, upon the reasonable request of a current or prospective Client, provide such current or prospective Client with a copy of the then current version of this Policy.

AI will, upon the reasonable request of a current Client, provide notification of how AI voted proxies on behalf of such Client during the prior one year period.

AI will track proxy policy and proxy voting record requests it receives from current and prospective Clients.

Supervision
The heads of the AI Portfolio Management teams are responsible for supervising the implementation of this policy.  In addition, the appropriate AI Investment Committee(s) is responsible for overseeing the implementation of this policy.

C-3

Escalation
AI associates must promptly report all unapproved exceptions to this policy to their supervisor, who will report the unapproved exception to the appropriate AI Investment Committee(s) and the AI Compliance Executive, who together will determine the remedial action to be taken, if any.  The Compliance Executive will report all exceptions to the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and the boards of directors for RICs, if applicable.

The Adviser may deviate from this policy only with written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

Monitoring/Oversight
AI Compliance is responsible for monitoring compliance with this policy on an ongoing basis.  As needed, but not less than annually, AI Compliance will request from Portfolio Management a list of all proxies voted during a given period.  AI Compliance will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy.  Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping
Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years.  Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

●	Portfolio Management Memorandum Describing Proxy Vote Request
●	AI Investment Committee meeting minutes
●	Proxy Voting Record
●	Records Required for Form N-PX (RICs Only)
●	Other documents as prescribed in Rule 204(2)(c)-17

2 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain portions of the 1940 Act, Private Funds that are “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“Plan Asset Funds”) and other institutional and high net worth investors (“Managed Accounts”).  For the purposes of this policy, Clients do not include Private Funds or RICs that are sub-advised by third parties if the sub-adviser has been delegated the authority to vote proxies.

3 The Alternative Investments group (“AI”) includes the Adviser and various operating groups that support the Adviser and products within the Global Wealth and Investment Management division of Bank of America Corporation.

  C-4

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC
Consolidated Financial Statements
With Report of Independent Registered Public Accounting Firm
Year Ended March 31, 2012

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Financial Statements
Year Ended March 31, 2012

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 637-2587.
A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 921-7951 and on the Commission’s website at http://www.sec.gov.
Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 637-2587, and on the Commission’s website at http://www.sec.gov.

[Missing Graphic Reference]
Report of Independent Registered Public Accounting Firm
To the Board of Managers and Members of
Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC:
In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC and its subsidiary (collectively the "Fund") at March 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2012 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers

May 30, 2012
PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Consolidated Statement of Assets and Liabilities
March 31, 2012
ASSETS
Investments in Portfolio Funds, at fair value (cost $302,850,576)	$363,926,359
Redemptions receivable from investments in Portfolio Funds	24,048,352
Purchase of investments in Portfolio Funds made in advance	15,680,935
Cash and cash equivalents	9,185,380
Total Assets	412,841,026
LIABILITIES
Member subscriptions for units received in advance	$12,200,000
Repurchase of Members' units payable	11,278,787
Advisory fee payable	962,198
Professional fees payable	358,218
Deferred income tax payable	131,323
Administration fees payable	116,354
Board of Managers' fees payable	50,000
Other liabilities	28,344
Total Liabilities	25,125,224
Composition of Net Assets
Paid-in capital	$313,626,740
Accumulated net investment loss*	(1,758,889)
Accumulated net realized gain on investment transactions*	14,772,167
Accumulated net unrealized appreciation on investments	61,075,783
Net Assets	$387,715,802
Net Asset Value Per Unit (based on 233,921.080 units outstanding)	$1,657.464
*Attributable to the period from January 1, 2012 through March 31, 2012. Prior to January 1, 2012, net assets included net subscriptions, cumulative net investment income/(loss) and cumulative net realized gain/(loss) from investments in the Portfolio Funds.
The accompanying notes are an integral part of these consolidated financial statements.

2

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Consolidated Schedule of Investments
March 31, 2012
	First			% of	% Ownership	Available
	Acquisition		Fair	Net	of Portfolio	Redemption
Portfolio Funds *	Date	Cost **	Value **	Assets	Funds	Date ***	Liquidity ****

Event Driven/Relative Value Funds
American Durham, L.P. (1)	7/1/2008	$2,607,970	$157,248	0.04%	11.03%	N/A	(2)
Anchorage Capital Partners Offshore, Ltd.	1/1/2012	11,075,753	11,807,709	3.05%	0.22%	N/A	Quarterly
Aristeia Partners, L.P.	4/1/2008	3,537,502	11,985,806	3.09%	5.52%	N/A	Quarterly
Canyon Value Realization Fund, L.P. (1)	7/1/2003	-	1,025,427	0.26%	0.04%	N/A	(2)
COMAC Global Macro Fund, Ltd.	3/1/2012	12,000,000	12,015,708	3.10%	0.29%	N/A	Monthly
Double Black Diamond, Ltd.	1/1/2012	7,304,037	7,487,663	1.93%	0.27%	(3)	Annually
Drake Global Opportunities Fund, L.P. (1)	4/1/2009	-	27,565	0.01%	0.55%	N/A	(4)
DSC Acquisitions, LLC (1)	4/1/2009	37,735	56,118	0.01%	0.46%	N/A	(2)
Farallon Capital Partners, L.P. (1)	11/1/2004	2,709,008	8,206,514	2.12%	0.16%	N/A	(2)
FCOI II Holdings, L.P.	1/1/2012	10,885,167	11,524,477	2.97%	0.35%	N/A	Annually
Garrison Special Opportunity Fund, L.P. (1)	7/1/2009	2,619,133	2,767,417	0.71%	1.11%	N/A	(5)
JANA Partners, L.P. (1)	4/1/2009	108,677	158,869	0.04%	0.21%	N/A	(2)
Lydian SPV Limited (1)	4/1/2009	475	475	0.00%	3.05%	N/A	(5)
Mast Credit Opportunities I, L.P.	6/1/2010	14,000,000	14,509,390	3.74%	7.19%	N/A	Quarterly
Monarch Debt Recovery Fund, Ltd.	1/1/2012	12,860,225	13,285,377	3.44%	1.25%	(6)	Annually
Strategic Value Restructuring Fund L.P. (1)	4/1/2009	954,649	444,802	0.11%	0.08%	N/A	(2)
SVRF (Onshore) Holdings LLC (1)	4/1/2009	554,101	234,435	0.06%	3.37%	N/A	(5)
Vicis Capital Fund (1)	4/1/2009	2,130,943	413,467	0.11%	0.12%	N/A	(4)
Waterfall Eden Fund, L.P. (1)	7/1/2008	5,085,071	1,989,353	0.51%	3.50%	N/A	(2)
Strategy Total		88,470,446	98,097,820	25.30%

3

Hedged Long/Short Equity Funds
Alydar QP Fund L.P.	4/1/2009	11,877,385	12,921,416	3.33%	2.60%	N/A	Quarterly
Prism Partners III Leveraged, L.P.	7/1/2009	5,000,000	5,883,817	1.52%	1.62%	N/A	Quarterly
SAB Capital Partners, L.P. (1)	4/1/2001	-	353,885	0.09%	0.09%	N/A	(2)
Scopia PX, LLC	9/1/2005	8,000,000	14,579,795	3.76%	3.57%	N/A	Quarterly
Strategy Total		24,877,385	33,738,913	8.70%
Hedged Sector Funds
Coatue Offshore Fund, Ltd.	3/1/2012	15,607,371	16,565,709	4.28%	0.51%	N/A	Quarterly
Expo Health Sciences Fund, L.P.	8/1/2010	14,000,000	13,123,372	3.38%	2.73%	N/A	Quarterly
Longbow Partners, L.P.	5/1/2004	5,200,000	11,554,509	2.98%	15.50%	N/A	Quarterly
Seligman Tech Spectrum Fund, LLC	4/1/2009	4,610,345	6,931,154	1.79%	1.31%	N/A	Monthly
Tufton Oceanic Hedge Fund, Ltd.	11/1/2009	12,500,000	12,795,047	3.30%	0.97%	N/A	Monthly
Strategy Total		51,917,716	60,969,791	15.73%
Opportunistic Long/Short (Global) Funds
AKO Partners L.P.	10/1/2005	5,500,000	16,086,052	4.15%	1.68%	N/A	Quarterly
Amiya Global Emerging Opportunities Fund, Ltd.	1/1/2012	14,441,369	14,454,920	3.73%	1.05%	N/A	Quarterly
Artha Emerging Markets Fund, L.P.	4/1/2008	13,720,130	16,131,748	4.16%	2.87%	N/A	Quarterly
Egerton Capital Partners, L.P.	10/1/2009	5,000,000	6,319,318	1.63%	1.62%	N/A	Monthly
Henderson Asia Pacific Absolute Return Fund, Ltd.	10/1/2008	12,966,478	12,588,230	3.25%	3.73%	N/A	Monthly
Indus Asia Pacific Fund, L.P.	3/1/2004	11,000,000	16,560,259	4.27%	2.08%	N/A	Quarterly
Indus Japan Fund, L.P.	3/1/2004	3,000,000	6,513,907	1.68%	2.92%	N/A	Quarterly
Meditor European Hedge Fund (B) Limited	7/1/2009	17,000,000	17,499,665	4.51%	0.89%	N/A	Monthly
Rohatyn Group Global Opportunity Partners, L.P. (1)	4/1/2009	14,272	44,659	0.01%	0.13%	N/A	(2)
Strategy Total		82,642,249	106,198,758	27.39%
Opportunistic (U.S. Only) Funds
Addison Clark Fund, L.P.	4/1/2008	11,016,635	15,345,217	3.96%	2.43%	N/A	Quarterly
Brookside Cayman II, Ltd.	1/1/2012	13,786,396	14,739,516	3.80%	3.58%	N/A	Quarterly
Swiftcurrent Offshore, Ltd.	1/1/2012	15,783,480	17,308,402	4.46%	1.52%	N/A	Quarterly
Swiftcurrent Partners, L.P. (1)	10/1/2000	-	209,650	0.05%	0.03%	N/A	(2)
Valinor Capital Partners Offshore, Ltd.	1/1/2012	14,356,269	16,963,444	4.38%	1.19%	N/A	(7)
Valinor Capital Partners, L.P. (1)	7/1/2007	-	354,848	0.09%	0.05%	N/A	(2)
Strategy Total		54,942,780	64,921,077	16.74%
Total Investments in Portfolio Funds		$302,850,576	363,926,359	93.86%
Other Assets, less Liabilities			23,789,443	6.14%
Net Assets			$387,715,802	100.00%
The accompanying notes are an integral part of these consolidated financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Consolidated Schedule of Investments (continued)
March 31, 2012
The investments in the Portfolio Funds shown above, representing 93.86% of Net Assets, have been fair valued in accordance with procedures established by the Board of Managers.

4

The Company's investments on March 31, 2012 are summarized below based on the investment strategy of each specific Portfolio Fund.
Investment Strategy	% Total Investments in Portfolio Funds
Event Driven/Relative Value Funds	26.96%
Hedged Long/Short Equity Funds	9.27%
Hedged Sector Funds	16.75%
Opportunistic Long/Short (Global) Funds	29.18%
Opportunistic (U.S. Only) Funds	17.84%
Total	100.00%

*
Non-income producing investments. The Company's investments in the Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**	See definition in Note 3.
***	From most recent investment date.
****	Available frequency of redemptions after initial lock-up period.
N/A	Initial lock-up period has either expired prior to 3/31/2012, or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(1)	Portfolio Fund is held by Excelsior Multi-Strategy 1099 Blocker Fund, LLC, which is wholly owned by the Company.
(2)	All of the Company's remaining interest in the Portfolio Fund is held in side pocket accounts and is illiquid.
(3)	Approximately 67% of the fair value of the Company's interest in the Portfolio Fund has a lock-up period that expires on 9/30/2012 and 33% has a lock-up period that expires on 3/31/2013.
(4)
The Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemption rights. The full liquidation is expected to take two years following the date of this report or longer.

(5)
The Portfolio Fund has limited redemption rights by segregating its less liquid assets from the main (liquid) portfolio and created a liquidating vehicle with the intention of liquidating those assets in a reasonable manner.

(6)	Approximately 16% of the fair value of the Company's interest in the Portfolio Fund has a lock-up period that expires on 6/30/2012.
(7)	Approximately 32% of the fair value of the Company's interest in the Portfolio Fund has tri-annual liquidity and 68% has annual liquidity.
The accompanying notes are an integral part of these consolidated financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Consolidated Statement of Operations
Year Ended March 31, 2012
INVESTMENT INCOME
Interest	$1,443
Total Investment Income	1,443
EXPENSES
Advisory fee	4,154,916
Bank note facility fee	586,062
Professional fees	519,200
Administration fees	361,057
Board of Managers' fees	200,000
Other expenses	138,820
Total Expenses	5,960,055
Net Investment Loss	(5,958,612)

5

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

Net realized gains from investments in Portfolio Funds	27,103,380
Deferred taxes on realized gains	(131,323)
Net realized gains, net of deferred taxes	26,972,057
Net change in accumulated unrealized appreciation on investments	(25,533,425)
Net realized and unrealized gains on investments	1,438,632
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,519,980)
The accompanying notes are an integral part of these consolidated financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Consolidated Statement of Changes in Net Assets
	Year Ended March 31,
	2012	2011
OPERATIONS
Net investment loss	$(5,958,612)	$(6,344,186)
Net realized gain from investments in Portfolio Funds, net of deferred taxes	26,972,057	9,552,062
Net change in accumulated unrealized appreciation on investments	(25,533,425)	15,279,479
Increase (decrease) in net assets resulting from operations	(4,519,980)	18,487,355
CAPITAL TRANSACTIONS*
Members' subscriptions	27,765,803	86,637,970
Members' redemptions	(65,307,117)	(96,869,366)
Proceeds from units issued	-	-
Payments for units repurchased	(11,278,788)	-
Decrease in net assets resulting from capital transactions	(48,820,102)	(10,231,396)
Net increase (decrease) in net assets	(53,340,082)	8,255,959
NET ASSETS AT BEGINNING OF YEAR	441,055,884	432,799,925

NET ASSETS AT END OF YEAR	$387,715,802	$441,055,884
*In connection with the Company's conversion to a regulated investment company, the Company's Interests became represented by Units on January 1, 2012 (see Note 1 for additional information).
The accompanying notes are an integral part of these consolidated financial statements.

6

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Consolidated Statement of Cash Flows
Year Ended March 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in Net Assets resulting from operations	$(4,519,980)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized appreciation on investments	25,533,425
Net realized gain from Portfolio Fund redemptions, net of deferred taxes	(26,972,057)
Purchases of Portfolio Funds	(49,066,102)*
Proceeds from Portfolio Funds	83,197,461 *
Decrease in other assets	84,435
Increase (decrease) in operating liabilities:
Professional fees payable	204,487
Advisory fee payable	(161,818)
Administration fees payable	116,354
Other liabilities	(55,397)

Net Cash Provided by Operating Activities	28,360,808

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from members' subscriptions/sales of units	39,965,803
Payments for members' withdrawals/units repurchased	(80,985,180)
Net Cash Used in Financing Activities	(41,019,377)

Net decrease in cash and cash equivalents	(12,658,569)
Cash and cash equivalents at beginning of year	21,843,949
Cash and Cash Equivalents at End of Year	$9,185,380

*Includes sale of an investment in an onshore Portfolio Fund and purchase of an investment in the parallel offshore Portfolio Fund of $11,566,102 due to the Company's conversion to a regulated investment company (see Note 2d).

Supplementary Disclosure of Non-Cash Information
Transfer of investments in onshore Portfolio Funds to parallel offshore Portfolio Funds due to the Company's conversion to a regulated investment company (see Note 2d).	$102,714,900
The accompanying notes are an integral part of these consolidated financial statements.

7

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Consolidated Financial Highlights
The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:
For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$1,598.828
Net increase in net assets resulting from operations:
Net investment loss	(6.722)
Net realized and unrealized gain on investments	65.358
Net change in net assets resulting from operations	58.636
Ending net asset value	$1,657.464

	For the year ended:
	March 31, 2012 *		March 31, 2011	March 31, 2010		March 31, 2009	March 31, 2008 **
Net assets, end of period	$387,715,802		$441,055,884	$432,799,925		$343,863,804	$319,569,861

Ratio of net investment loss to average net assets (a) (b)	(1.45)%		(1.44)%	(1.11)%		(1.16)%	(1.18)%

Ratio of expenses before tax expense to average net assets (a) (b) (c)	1.42%		1.44%	1.12%		1.20%	1.24%

Ratio of expenses after tax expense to average net assets (a) (b)	1.45%		1.44%	1.12%		1.20%	1.24%

Portfolio turnover	34.60	% †	11.27%	23.33	% ††	24.20%	7.37%

Total return (d)	(0.68)%		4.15%	15.04%		(15.98)%	0.45%

*	The Company was reorganized into a regulated investment company for tax purposes during this period. Prior to January 1, 2012, the interests in the Company were not unitized.
**	The Company reorganized into a master-feeder structure during this period.

8

†	The ratio includes investments that were transferred from onshore Portfolio Funds to parallel offshore Portfolio Funds due to the Company's RIC conversion (see Note 2d) on January 1, 2012.
††	The ratio excludes amounts transferred to the Company pursuant to the acquisition of BACAP Alternative Multi- Strategy Fund, LLC.
(a)
Ratio does not reflect the Company's proportionate share of the net investment income (loss) and expenses, including incentive fees or allocations, of the Portfolio Funds. The Portfolio Funds' expense ratios, excluding incentive fees or allocations, range from 0.10% to 6.14% (unaudited). The Portfolio Funds' incentive fees or allocations can be up to 25% of profits earned (unaudited).

(b)	Average net assets are determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)	The ratio is before current and deferred income tax provision or benefit related to the net investment income/loss and realized gain or loss from Excelsior Multi-Strategy 1099 Blocker Fund, LLC.
(d)
Total return assumes a purchase of a unit (or an interest) in the Company on the first day and the sale of a unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member's return may vary from these returns based on the timing of Member subscriptions and redemptions.

The accompanying notes are an integral part of these consolidated financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements
March 31, 2012
1.	Organization
Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, formerly known as Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the “Company”), was organized as a limited liability company under the laws of Delaware on July 6, 2000, and commenced operations on October 1, 2000. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Company’s investment objective is to seek capital appreciation. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in a diverse group of private investment funds (the “Portfolio Funds”) that primarily invest or trade in a wide range of equity and debt securities. There can be no assurance that the investment objective of the Company will be achieved. The investment managers of the Portfolio Funds in which the Company invests generally conduct their investment programs through these Portfolio Funds. The Company invests in the Portfolio Funds as a limited partner or member along with other investors.
Prior to January 1, 2012, the Company was taxed as a partnership. Effective January 1, 2012, the Company is treated as an association taxable as a corporation and intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code, as amended, for tax purposes (the "RIC Conversion").
In connection with the Company's RIC Conversion, and in order to comply with certain requirements necessary to maintain RIC status, Excelsior Multi-Strategy 1099 Blocker Fund, LLC (the "Blocker Fund"), a Delaware limited liability company, was formed to hold certain investments in the Portfolio Funds. These financial statements are consolidated financial statements of the Company and the Blocker Fund.
Prior to the RIC Conversion, members in the Company ("Members") held limited liability company interests ("Interests") in the Company that were not unitized for financial reporting purposes. Upon the RIC Conversion, Interests became represented by units ("Units"), and each Member in the Company was issued Units with an aggregate net asset value ("NAV") equivalent to the NAV of the Interests previously held by such Member.
Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, formerly known as Excelsior Directional Hedge Fund of Funds (TI), LLC (the “TI Fund"), Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC (the “TI 2 Fund”), Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, formerly known as Excelsior Directional Hedge Fund of Funds (TE), LLC (the "TE Fund"), and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC (the "TE 2 Fund"), each a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company, (the “Feeder Funds”) pursue their investment objectives by investing substantially all of their assets in the Company. The Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objective by investing in the Company).

9

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
Prior to January 1, 2012, the TE Fund and the TE 2 Fund invested in the Company through Excelsior Directional Hedge Fund of Funds, Ltd. (the "Ltd Fund") and Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. (the "Ltd 2 Fund"), respectively. As described below, the Ltd Fund and the Ltd 2 Fund ceased to hold limited liability company interests of the Company as of January 1, 2012 in connection with the RIC Conversion, and distributed such interests to the TE Fund and the TE 2 Fund, respectively, pro rata to their respective ownership of the Ltd Fund and the Ltd 2 Fund.
In connection with the RIC Conversion, the master/feeder structure was streamlined to remove the Ltd Fund and the Ltd 2 Fund (the “Offshore Funds”) from the structure, since the Company, upon the RIC Conversion, no longer passes through income that could have a detrimental impact to U.S. tax-exempt investors in the TE Fund and the TE 2 Fund. Effective January 1, 2012, the Offshore Funds compulsorily redeemed all investors in the Offshore Funds. The TE Fund and the TE 2 Fund each received an in-kind redemption of its pro rata portion of the interest in the Company held by the Offshore Funds and thus became direct investor in the Company. The Boards of the Company and the Offshore Funds have approved the in-kind redemption.
Bank of America Capital Advisors LLC (the "Adviser") serves as the investment adviser of the Company. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and a registered investment adviser. Bank of America is a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. The Adviser is responsible for developing, implementing and supervising the investment program and providing day-to-day management services.
The Company’s Board of Managers (the “Board”) has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation. The Board has engaged the Adviser to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.
The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as Members. As of March 31, 2012, the TI Fund’s, TI 2 Fund’s, TE Fund’s, and TE 2 Fund’s ownership of the Company’s Net Assets was 56.81%, 1.70%, 39.30% and 2.19%, respectively.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
The Company's Units are generally offered only to the Feeder Funds and subscriptions for Units may be accepted as of the first day of each month, or at such times as the Board may determine. The Company may, from time to time, offer to repurchase Units from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Company’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Company offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter. Members can transfer or assign Units only under certain limited circumstances.
2.	Significant Accounting Policies
These consolidated financial statements have been prepared on a consolidated basis in conformity with Generally Accepted Accounting Principles in the United States ("GAAP"). All inter-company accounts and transactions have been eliminated in consolidation. The following is a summary of the significant accounting policies followed by the Company in preparation of its consolidated financial statements.
a. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

10

b. Recent Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS") (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the Company’s financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
c. Company Expenses
The Company bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Company’s administrator; costs of insurance; advisory fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Company’s transactions among the Adviser and any custodian or other agent engaged by the Company; and other types of expenses approved by the Board. Expenses, including incentive fees and allocations, of the Portfolio Funds are not broken out separately on the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights. The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the accompanying Statement of Operations.
d. Income Taxes and Distributions
Through December 31, 2011, the Company was taxed as a partnership. Accordingly, no provision for the payment of federal, state or local income taxes was recorded by the Company for the period April 1, 2011 through December 31, 2011. The Company had a tax year end of December 31, and for each such tax year, each Member was individually required to report on its own tax return its share of the Company’s taxable income or loss.
Effective January 1, 2012, the Company is treated as an association taxable as a corporation and intends to qualify as a RIC and to distribute substantially all of the Company's taxable earnings to its Members. Therefore, no provision for Federal income taxes on income other than that earned by the Blocker Fund is recorded in the Company's financial statements. Qualification as a RIC requires that the Company meet certain asset diversification, income distribution and nature of gross income requirements. The Company is subject to the risk that, due to the investment activities of the Portfolio Funds and other factors, it may not so qualify in some periods. Should the Company fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates.
The Blocker Fund does not intend to qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code, but will be taxed as a corporation. As a corporation, the Blocker Fund will be obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. A fund taxed as a corporation may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Blocker Fund is currently using an estimated 2.5% rate for state and local tax.

11

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
Effective as of January 1, 2012, the Company also changed its tax year end from December 31 to October 31.
In connection with the RIC Conversion, the Company withdrew approximately $96.6 million from Portfolio Funds as of December 31, 2011 (which was then reinvested in the offshore versions of these Portfolio Funds less withdrawal holdbacks of approximately $0.9 million, which will be reinvested upon receipt), and the gain or loss on such withdrawals will be included in the tax return of the Company as a partnership for the year ended December 31, 2011. Additionally, the Company withdrew $18.6 million from a Portfolio Fund as of February 29, 2012 (which was then reinvested in the offshore version of the Portfolio Fund), and the gain or loss on such withdrawal will be included in the tax return of the Company as a RIC for the tax year ended October 31, 2012. The RIC Conversion also involved, for tax purposes, the contribution of the assets and liabilities held by the Company as a partnership to the Company as a corporation. The RIC Conversion constituted a tax-free reorganization of the Company, in connection with which the Company made a "deemed sale" election to recognize as gain for the year ended December 31, 2011, for tax purposes, the excess of market value over tax cost of the assets so contributed to the extent of the ownership of the Company by Members which are corporations for tax purposes. As a result, corporate Members in the Company will be required to recognize their share of the gain deemed transferred to the Company as a corporation.
On January 1, 2012, investments in Portfolio Funds with an aggregate value of $16,627,116 and an estimated tax cost of $19,183,204 were transferred from the Company to the Blocker Fund in exchange for interests in the Blocker Fund. Subsequently, an additional investment with an aggregate value of $418,885 and an estimated tax cost of $517,150 was transferred from the Company to the Blocker Fund. The Blocker Fund retained the tax cost of the investments so transferred. The excess of tax cost over the fair value of the securities transferred represented a deferred tax asset for which an offsetting valuation allowance was recorded. The Company's basis in the Blocker Fund was limited to the value of the investments transferred. The Blocker Fund is wholly owned by the Company and had no assets, liabilities, or operations prior to January 1, 2012.
The Blocker Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Blocker Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
The Blocker Fund may rely, to some extent, on information provided by the Portfolio Funds, which may not necessarily be timely, to estimate taxable income allocable to the Blocker Fund, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Blocker Fund will modify its estimates or assumptions regarding its tax benefit/(liability), and such modifications could be material.
The Company will make distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. Distributions to Members are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Company. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. There were no distributions paid to investors during the period from April 1, 2011 through March 31, 2012.

12

Cost Basis
The cost of Portfolio Funds that are partnerships for federal income tax purposes is adjusted for items of taxable income allocated to the Company from such Portfolio Funds. The allocated taxable income is reported to the Company by each such Portfolio Fund on Schedule K-1, generally as of December 31. As a result, the aggregate cost of Portfolio Funds as of March 31, as well as the tax composition of net assets for federal income tax purposes, has been estimated by the Adviser using information from the Portfolio Funds and/or other information. The actual tax cost of investments and composition of net assets for federal income tax purposes may be different. The Company's required distributions and tax liability for the tax year including the period January 1, 2012 through March 31, 2012 will be determined by the net investment income or loss and net realized gain or loss for the entire initial tax year ending October 31, 2012.
At March 31, 2012, gross unrealized appreciation and depreciation of investments in the Portfolio Funds by the Company based on cost for federal income tax purposes was as follows:

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
	Attributable to investments held directly by the Company	Attributable to investments held directly by the Blocker Fund
Cost of Investments in Portfolio Funds	$326,859,934	$18,633,737
Gross Unrealized Appreciation	24,291,145	869,932
Gross Unrealized Depreciation	(3,669,453)	(3,058,936)
Net Unrealized Appreciation	$20,621,692	$(2,189,004)
The Company's cost of investment in the Blocker Fund for federal income tax purposes at March 31, 2012 was $17,046,002.
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:
Undistributed ordinary loss	$(23,220)
Undistributed long-term capital gains	-
Tax accumulated earnings	(23,220)
Accumulated capital and other losses - Unrealized appreciation	18,432,688
Total accumulated earnings	$18,409,468
Components of the Company's deferred tax assets and liabilities as of March 31, 2012 are as follows:
Blocker Fund

Deferred Tax Assets:
Excess of tax cost of investments over value at March 31, 2012	$766,151
Valuation allowance	(933,865)
Realized loss from Portfolio Funds	28,264
Current year net operating loss	8,127
Total net deferred tax asset/(liability)	$(131,323)
There were no deferred tax assets or liabilities of the Company other than those from the Blocker Fund.

13

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and State purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carry forwards. Deferred tax assets and liabilities are measured using the effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Blocker Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (‘‘ASC 740’’) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Blocker Fund’s valuation allowance: the difference between the fair value and tax cost of specific assets and liabilities, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.
Unexpected significant decreases in cash distributions from the Blocker Fund’s investments or significant changes in the fair value of their investments may change the Blocker Fund's assessment regarding the recoverability of deferred tax assets and may result in an adjustment to the valuation allowance. If a valuation allowance is adjusted to create a deferred tax asset in the future, it could have a material impact on the Blocker Fund's NAV and results of operations in the period in which it is recorded. In addition, the timing of realization of gains and losses by the Portfolio Funds could have a positive or adverse impact on the Blocker Fund's income tax provision, and such impact could be material. The Blocker Fund’s policy is to estimate deferred realized income for the current period based on operating expenses incurred directly and indirectly by the Blocker Fund, and to approximate the capital gains or losses attributable to known Portfolio Fund realizations made during the fiscal period that have not yet been recognized for tax purposes. For the period ending March 31, 2012, net capital gains attributable to such realizations amounted to $524,017. As of March 31, 2012, these capital gains have not yet been reflected in the tax basis of either the Blocker Fund or the Company.
Total income tax expense/(benefit) differs from the amount computed by applying the federal statutory rate of 35% to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes for the period ended March 31, 2012 as follows:
Blocker Fund
Components of Income Tax Expense
Computed "expected" federal income tax	$127,974
State income tax, net of federal tax expense	3,349
Total income tax expense	$131,323
At March 31, 2012, the Blocker Fund did not have a foreign tax credit or a net operating loss carryforward for federal income tax purposes. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Foreign tax credits may be carried forward indefinitely.

14

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Company is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the Company is required to analyze tax positions expected to be taken in the Company's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2012, the Company did not have a liability for any federal income or excise taxes owed with respect to tax years ending on or before December 31, 2011. The Company has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months. Each of the Company’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
The Blocker Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statements of Operations. As of March 31, 2012, the Blocker Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Blocker Fund has reviewed all major jurisdictions and concluded that there is no impact on the Blocker Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on its tax returns.
e. Security Transactions
Purchases of investments in the Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund. Sales are recorded as of the last day of legal ownership or participation in a Portfolio Fund. Distributions received from the Portfolio Funds that are partnerships for tax purposes, whether in the form of cash or securities, are applied first as a reduction of the investment’s cost, and any excess is treated as realized gain from investments in the Portfolio Funds. Realized gains or losses on investments in the Portfolio Funds are measured by the difference between the proceeds from the sale or liquidation and the cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation reported in prior years.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
f. Other
Prior to January 1, 2012, net investment income or loss and net realized and unrealized gain or loss from the Company's Portfolio Funds for each fiscal period was allocated between, and credited to or debited against, the capital accounts of Members as of the last day of the fiscal period in accordance with each Member’s respective investment percentage for the fiscal period, as defined in the Company’s Limited Liability Company Agreement (the “LLC Agreement”).
Cash and cash equivalents consist of amounts maintained in a Bank of New York Mellon account.
The Company issues Units at their offering price, which is equal to the NAV per Unit. The NAV of the Company will be computed as of the close of business on the last day of each month. The Company's NAV is the value of the Company's assets less its liabilities, and its NAV per Unit equals that NAV divided by the number of the issued and outstanding Units.

15

3. Portfolio Valuation
The NAV of the Company is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the LLC Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.
The investments in the Portfolio Funds are recorded at fair value, generally at an amount equal to the NAV of the Company's investments in the Portfolio Funds as determined by each Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith by the Adviser pursuant to the valuation procedures. Generally, the NAVs of investments in the Portfolio Funds are determined whereby the Company records the investment and subsequent subscriptions at its acquisition cost which represents its fair value. The investment is adjusted to reflect the Company’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period. As of March 31, 2012, a majority of the investments in the Portfolio Funds were fair valued using the NAV of the Portfolio Fund. The amount of investments that were not fair valued using the NAV of the Portfolio Fund as of March 31, 2012 was immaterial with respect to the overall value of the Company.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
The Portfolio Funds generally record their investments at fair value in accordance with GAAP or IFRS. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from sales or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces. Because of the inherent uncertainty of valuation of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the statement of operations is net of fees and performance-based compensation paid to the investment managers of the Portfolio Funds.
Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions on liquidity than the main portfolio of the Portfolio Fund. If the Company withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances where such a Portfolio Fund closes its operations, the Company may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of March 31, 2012, the Company’s investments in side pockets and Portfolio Funds in liquidation represented 4.22% of the Company’s Net Assets. Restrictions applicable to individual Portfolio Funds are described in detail on the Company’s Schedule of Investments. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Company, to withdraw capital.
The Company uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

16

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Company has the ability to access at the measurement date;
•	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Company’s Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The Company complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies. Accordingly, the Company estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
Investments may be classified as Level 2 when market information (observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Portfolio Fund, and the length of time until the investment will become redeemable is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy. The Portfolio Fund investments that have observable market inputs (published NAVs) and that the Company has the ability to redeem within three months of the balance sheet date are classified in the fair value hierarchy as Level 2.
The Company’s investments in the Portfolio Funds that have unobservable inputs and/or from which the Company does not have the ability to redeem within three months are classified in the fair value hierarchy as Level 3. When observable prices are not available for these securities, the Adviser uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate or adjust the fair value of such Level 3 instruments.
The Company recognizes transfers into and out of the Levels indicated above at the beginning of the reporting period. All transfers into Level 2 and out of Level 3 can be found in the Level 2 and Level 3 roll-forward tables. There were no transfers between Level 1 and Level 2 for the year ended March 31, 2012.
The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at March 31, 2012:
	Level 1	Level 2	Level 3	Total
Event Driven/Relative Value Funds	$-	$50,318,613	$47,779,207	$98,097,820
Hedged Long/Short Equity Funds	-	33,385,028	353,885	33,738,913
Hedged Sector Funds	-	60,969,791	-	60,969,791
Opportunistic Long/Short (Global) Funds	-	106,154,099	44,659	106,198,758
Opportunistic (U.S. Only) Funds	-	47,393,135	17,527,942	64,921,077

Total	$-	$298,220,666	$65,705,693	$363,926,359

17

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
The level classifications in the table above are not indicative of the risk associated with the investment in each Portfolio Fund.
The following table includes a roll-forward of the amounts for year ended March 31, 2012, for the investments classified within Level 2. The classification of an investment within Level 2 is based on the significance of the observable inputs to the overall fair value measurement.
	Balance as of 3/31/2011	Transfers into Level 2*	Net realized gain (loss) from Portfolio Fund redemptions	Net change in accumulated unrealized appreciation on investments	Purchases**	Sales**	Balance as of 3/31/2012
Event Driven/ Relative Value Funds	$53,121,322	$15,499,215	$3,405,835	$(162,879)	$23,075,753	$(44,620,633)	$50,318,613
Hedged Long/ Short Equity Funds	49,589,741	-	4,771,917	(3,594,193)	-	(17,382,437)	33,385,028
Hedged Sector Funds	53,528,951	15,430,787	14,607,371	(14,597,318)	18,607,371	(26,607,371)	60,969,791
Opportunistic Long/ Short (Global) Funds	109,114,779	-	1,441,369	(402,049)	14,441,369	(18,441,369)	106,154,099
Opportunistic (U.S. Only) Funds	34,833,072	15,900,358	(1,572,812)	1,138,637	29,569,876	(32,475,996)	47,393,135
Total	$300,187,865	$46,830,360	$22,653,680	$(17,617,802)	$85,694,369	$(139,527,806)	$298,220,666
*Transfers represent investments in the Portfolio Funds that were previously categorized as Level 3 investments for the fiscal year ended March 31, 2012. Reclassification is being made as of April 1, 2011 due to the expiration of the lock-up provisions associated with these investments and the Company's ability to redeem from these Portfolio Funds within three months of the balance sheet date.
**Purchases and sales include purchases and sales of the Portfolio Funds' investments made in connection with the Company's RIC Conversion, as described in Note 2d.
The following table includes a roll-forward of the amounts for the year ended March 31, 2012 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

18

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
	Balance as of 3/31/2011	Transfers out of Level 3*	Net realized gain (loss) from Portfolio Fund Redemptions	Net change in accumulated unrealized appreciation on investments	Purchases**	Sales**	Balance as of 3/31/2012
Event Driven/ Relative Value Funds	$64,216,193	$(15,499,215)	$(2,781,637)	$1,873,611	$36,049,429	$(36,079,174)	$47,779,207
Hedged Long/ Short Equity Funds	359,287	-	-	(5,402)	-	-	353,885
Hedged Sector Funds	15,430,787	(15,430,787)	(2,996)	-	-	2,996	-
Opportunistic Long/ Short (Global) Funds	110,289	-	-	(4,022)	-	(61,608)	44,659
Opportunistic (U.S. Only) Funds	52,401,842	(15,900,358)	7,234,333	(9,779,811	14,356,269	(30,784,333)	17,527,942
Total	$132,518,398	$(46,830,360)	$4,449,700	$(7,915,624)	$50,405,698	$(66,922,119)	$65,705,693
*Transfers represent investments in the Portfolio Funds that have been reclassified as Level 2 investments for the fiscal year ended March 31, 2012. Reclassification is being made as of April 1, 2011 due to the expiration of the lock-up provisions associated with these investments and the Company's ability to redeem from these Portfolio Funds within three months of the balance sheet date.
**Purchases and sales include purchases and sales of the Portfolio Funds' investments made in connection with the Company's RIC Conversion, as described in Note 2d.
All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations. The net change in accumulated unrealized appreciation for the year ended March 31, 2012, for Level 3 investments held by the Company as of March 31, 2012, was a decrease of $9,774,990, as shown in the table below:
Net Change in Accumulated Unrealized Appreciation
Event Driven/Relative Value Funds	$(353,868)
Hedged Long/Short Equity Funds	(5,402)
Opportunistic Long/Short (Global) Funds	(4,022)
Opportunistic (U.S. Only) Funds	(9,411,698)
Total	$(9,774,990)
The Company uses authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV per share for the investment. In using NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Company is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, represents the fair value of the investments. A listing of the investments held by the Company and their attributes as of March 31, 2012, that may qualify for these valuations are shown in the table below.

19

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
Investment Class	Fair Value	Redemption frequency	Notice Period	Redemption Restrictions and Terms
Event Driven/Relative Value Funds (a)	$98,097,820	Quarterly - Annually	45 - 90 Days	0-2 years
Hedged Long/Short Equity Funds (b)	33,738,913	Quarterly	30 - 60 Days	none
Hedged Sector Funds (c)	60,969,791	Monthly - Quarterly	30 - 90 Days	none
Opportunistic Long/Short (Global) Funds (d)	106,198,758	Monthly - Quarterly	30 - 90 Days	none
Opportunistic (U.S. Only) Funds (e)	64,921,077	Quarterly - Tri-annually	45 - 90 Days	0-3 years
The information summarized in the preceding table represents the general terms of the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most of the Portfolio Funds have the flexibility, as provided for in the constituent documents, to modify and waive such terms. Additional details on the terms and restrictions for each Portfolio Fund are included on the Schedule of Investments included with this report.
The Company’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Portfolio Funds would generally be NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated using NAV of the Portfolio Funds.
a)
Event Driven/Relative Value Funds This class includes the Portfolio Funds that invest using two primary styles: Event-Driven and Relative Value. Event-Driven strategies typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
b)
Hedged Long/Short Equity Funds This class includes the Portfolio Funds that invest primarily in common stocks (short, long and balanced). Management of each Portfolio Fund has the ability to shift investments from value to growth strategies, from small to large capitalization stocks, and from a net long to a net short position. The Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, short sales, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities within the scope of each respective operating agreement.

c)
Hedged Sector Funds This class includes the Portfolio Funds that invest primarily in publicly-traded securities issued by companies in specified industry sectors such as technology, healthcare, utility, energy, shipping or transportation. The Portfolio Funds’ holdings may include long and short positions in common and preferred equity.

20

d)
Opportunistic (Global) Funds This class includes the Portfolio Funds that invest in all global markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. The Portfolio Funds in this class may include global long/ short equity funds, global macro funds, and commodity pools.

e)
Opportunistic (U.S.) Only Funds This class includes the Portfolio Funds that invest in domestic markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. The Portfolio Funds in this class may include global long/short equity funds, global macro funds, and commodity pools.

As of March 31, 2012, the Company had investments in 43 Portfolio Funds. The Company, as an investor in these Portfolio Funds, pays management fees of up to 2.00% (per annum) of the net asset value of its ownership interest in the Portfolio Funds, as well as incentive fees or allocations of up to 20.00% of net profits earned that are allocable to the Company's ownership interest in such Portfolio Funds. The Company also generally bears a pro rata share of the other expenses of each Portfolio Fund in which it invests. Total expenses, including incentive fees or allocations, for the fiscal year ended March 31, 2012, ranged from approximately 0.10% to 7.09% of the Company's average invested capital in the Portfolio Funds. Incentive fees or allocations for the same fiscal year ranged from approximately 0.00% to 3.36% of the Company's average invested capital in the Portfolio Funds. These ratios may vary over time depending on the allocation of the Company's assets among the Portfolio Funds and the actual expenses and investment performance of the Portfolio Funds. Although the foregoing ranges of Portfolio Fund expenses are based on audited financial data received from the Portfolio Funds, the ranges were not audited by the Company's independent registered public accounting firm.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
Aggregate purchases and proceeds of interests in the Portfolio Funds for the year ended March 31, 2012 were $136,100,067 and $206,449,925, respectively. There were no unfunded commitments outstanding to the Portfolio Funds at March 31, 2012.
4. Advisory Fee
The Adviser provides investment advisory services and incurs research, travel and other expenses related to the selection and monitoring of investment managers. Further, the Adviser provides certain management and administrative services to the Company, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Adviser a quarterly advisory fee in arrears at an annual rate of 1.0% based on the Company's net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date. Each of the Feeder Funds pays the Adviser a quarterly management fee at an annual rate of 0.5% based on the Feeder Fund’s net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date.
For the year ended March 31, 2012, the Company incurred advisory fees totaling $4,154,916, of which $962,198 was payable as of March 31, 2012.
5. Related Party Transactions and Other
Affiliates of the Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.
The Board is made up of five Managers who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act, of the Company (the “Disinterested Managers”). The Disinterested Managers receive an annual retainer of $40,000 for their services to both the Company and the Feeder Funds. The retainer is paid by the Company and allocated pro-rata to the Feeder Funds. All Disinterested Managers may be reimbursed for expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. The Company incurred $200,000 of Board-related fees for the year ended March 31, 2012, $50,000 of which was payable as of March 31, 2012.
The Company has retained J. D. Clark & Company (the "Administrator") to provide accounting and certain administrative and investor services to the Company. The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation.

21

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) serves as custodian of the Company’s assets and provides custodial services to the Company.
6. Net Assets
Unit transactions for the period January 1, 2012 through March 31, 2012 were as follows:
Units outstanding at beginning of year	-
Units issued upon RIC Conversion	240,725.925
Units issued	-
Units repurchased	(6,804.845)
Units outstanding at end of year	233,921.080
7. Bank Note - Line of Credit Facility
On July 23, 2010, the Company entered into a revolving loan credit facility with an unaffiliated financial institution for a line of credit at any one time of up to $70,000,000. Effective September 30, 2011, at the Company's request, the line of credit was reduced to $35,000,000. The line of credit is secured by the Company's cash and investment securities. Interest on any outstanding loans accrues at a rate per annum equal to LIBOR plus 2.20% and the Company is required to pay a facility fee at a rate of 1.10% per annum on the unused portion of the line of credit. For the year ended March 31, 2012, the Company incurred approximately $586,062 in facility fees related to the credit facility. As of March 31, 2012, the Company did not have any revolving loans outstanding under the facility.
8. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Portfolio Funds in which the Company invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts, and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company’s liability with respect to its investments in the Portfolio Funds is generally limited to the net asset value of its interest in each Portfolio Fund.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
Because the Company is a closed-end investment company, Units are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Units at the NAV per Unit, Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Units by the Company, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Units. Because the Company’s investments in Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases. Members whose Units are accepted for repurchase also bear the risk that the Company's NAV per Unit may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Units are valued for the purpose of repurchase.
As described in the footnotes of the Company’s Schedule of Investments and in Note 3, some Portfolio Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Company. Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. Liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Company’s control, such as a general market disruption or an operational issue affecting the Company or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.
The Company's capital invested in the Portfolio Funds can be withdrawn on a limited basis. As a result, the Company may not be able to liquidate quickly some of its investments in the Portfolio Funds in order to meet liquidity requirements.
There are a number of other risks to the Company. Three principal types of risk that can adversely affect the Company’s investment approach are market risk, strategy risk, and manager risk. The Company also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Company and potentially for each Portfolio Fund.

22

9. Guarantees
In the normal course of business, the Company enters into contracts that provide general indemnifications, and has indemnified the Company's Board of Managers, the Adviser, and others. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company, and therefore, cannot be established; however, based on experience, the risk of loss from any such claim is considered remote.
10. Subsequent Events
The Company has evaluated all subsequent events through the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2012
On March 30, 2012, the Company announced a tender offer to purchase up to $40,350,000 of outstanding Units from Members at NAV. The NAV of the Units will be calculated for this purpose on June 30, 2012. The tender offer expired on April 26, 2012.
Prior to April 1, 2012, the Company received and accepted Members' subscriptions for Units of $12,200,000 which became effective as of April 1, 2012 and are reflected on the Statement of Assets and Liabilities as Member subscriptions for units received in advance.
Prior to March 31, 2012, the Company made an initial investment in Moore Macro Managers Fund, Ltd. and an additional investment in FCOI II Holdings, L.P. of $15,000,000 and $680,935, respectively. These investments became effective as of April 1, 2012 and are shown on the Statement of Assets and Liabilities as Purchase of investments in Portfolio Funds made in advance.
On May 4, 2012, the Company paid $11,278,787 for 6,804.845 Units repurchased from Members on March 31, 2012.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Company Management (Unaudited)
March 31, 2012
Information pertaining to the Board and officers of the Company is set forth below:

23

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager

Disinterested Managers

Alan Brott c/o Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	Manager	Term Indefinite; Length- since August 2009
Consultant (since 10/91); Associate Professor, Columbia University Graduate School of Business (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC, and a director of Stone Harbor Investment Funds (3 funds) and Emerging Markets Income Fund.
				8

John C. Hover II c/o Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1943)	Manager	Term Indefinite; Length- since August 2009	Former Executive Vice President of U.S. Trust Company (retired since 2000). Mr. Hover serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Tweedy, Browne Fund, Inc.	9

24

Victor F. Imbimbo, Jr. c/o Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager	Term Indefinite; Length- since October 2000
President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide, where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Vertical Branding, Inc.
9

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Company Management (Unaudited) continued
March 31, 2012
Stephen V. Murphy c/o Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager	Term Indefinite; Length- since October 2000
President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of The First of Long Island Corporation, The First National Bank of Long Island and former director of Bowne & Co., Inc. (1/06 to 11/10).
9

Thomas G. Yellin c/o Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	Manager	Term Indefinite; Length- since August 2009
President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC.
8

25

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Officers who are not Managers

Spencer Boggess One Bryant Park New York, NY 10036 (Born 1967)	Chief Executive Officer	Term Indefinite; Length - since March 2006
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); President and Chief Executive Officer of Bank of America Capital Advisors LLC (4/10 to present); President and Chief Executive Officer of U.S. Trust Hedge Fund Management, Inc.; Portfolio Manager of the Company (7/03 to present).
N/A

Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term Indefinite; Length - since April 2007
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (7/07 to present); Director, Chief Financial Officer and Treasurer (10/07 to 3/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.; Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).
N/A

26

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Company Management (Unaudited) continued
March 31, 2012
Mohan Badgujar One Bryant Park New York, NY 10036 (Born 1958)	Chief Operating Officer	Term Indefinite; Length - since March 2006
Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (04/10 to present);Vice President of U.S. Trust Hedge Fund Management, Inc. (10/05 to 03/10); Managing Partner of Blue Hill Capital Partners LLC (10/03 to 10/05) (registered investment adviser).
N/A

Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term Indefinite; Length - since April 2007
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
N/A

Fred Wofford 100 Federal Street Boston, MA 02110 (Born 1955)	Chief Compliance Officer	Term Indefinite; Length - since April 2011
Compliance Risk Executive, GWIM Alternative Investments, Bank of America (6/08 to present); Compliance Risk Executive, Columbia Management Advisors and the Columbia Funds, Bank of America (6/05 to 6/08); Head of Operations, Liberty Asset Management, Inc. (now, Banc of America Investment Advisors, Inc.) and the Liberty All-Star Funds, Bank of America/Fleet (3/03 to 5/05).
N/A

27

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI), LLC
Financial Statements
With Report of Independent Registered Public Accounting Firm
Year Ended March 31, 2012
Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Financial Statements
Year Ended March 31, 2012
The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 637-2587.
A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 921-7951 and on the Commission’s website at http://www.sec.gov.
Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 637-2587, and on the Commission’s website at http://www.sec.gov.

[Missing Graphic Reference]Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of
Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC (the "Fund") at March 31, 2012, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers
May 30, 2012

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us
Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Statement of Assets and Liabilities
March 31, 2012

ASSETS
Investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, at fair value	$220,285,968
Cash and cash equivalents	3,491,080
Redemption receivable from investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	11,000,000
Other assets	94,499
Due from Adviser (see Note 2c)	63,556
Total Assets	234,935,103
LIABILITIES
Repurchase of Members' units payable	13,951,346
Management fee payable	281,377
Professional fees payable	69,176
Administration fees payable	5,375
Other liabilities	1,723
Total Liabilities	14,308,997
Composition of Net Assets
Paid-in capital	203,655,498
Accumulated net investment loss*	(1,320,473)
Accumulated net realized loss on investment transactions*	8,563,011
Accumulated net unrealized appreciation on investment	9,728,070
Net Assets	$220,626,106
Net Asset Value Per Unit (based on 144,365.476 units outstanding)	$1,528.247
* Attributable to the period from January 1, 2012 through March 31, 2012. Prior to January 1, 2012, Net Assets included net subscriptions, cumulative net investment income/(loss), cumulative net realized gain/(loss), and accumulated unrealized appreciation from investments in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

2

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Statement of Operations
Year Ended March 31, 2012
NET INVESTMENT LOSS ALLOCATED FROM EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC:
Interest	$865
Expenses	(3,499,516)
Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	(3,498,651)
Fund Income
Interest	496
Fund Expenses
Management fee	1,231,180
Insurance fees	146,783
Professional fees	92,424
Other fees	85,420
Administration fees	21,500
Total Fund Expenses	1,577,307
Net Investment Loss before Expense Limitation Reimbursement	(5,075,462)
Expense Limitation Reimbursement	42,024
Net Investment Loss	(5,033,438)
REALIZED AND UNREALIZED GAIN ON INVESTMENT ALLOCATED FROM EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC
Net realized gain on investment	15,682,987
Deferred taxes on realized gains	(76,124)
Net realized gains, net of deferred taxes	15,606,863
Net change in accumulated unrealized appreciation on investment	(14,782,679)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, net of deferred taxes	824,184
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,209,254)
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

3

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Statement of Changes in Net Assets
	For the year ended March 31,
	2012	2011
OPERATIONS
Net investment loss	$(5,033,438)	$(5,756,270)
Net realized gain on investment, net of deferred taxes	15,606,863	6,105,103
Net change in accumulated unrealized appreciation on investment	(14,782,679)	9,269,979
Increase (decrease) in net assets resulting from operations	(4,209,254)	9,618,812
CAPITAL TRANSACTIONS*
Members' subscriptions	4,795,000	53,022,000
Members' redemptions	(32,966,608)	(80,944,263)
Proceeds from units issued	125,000
Payments for units repurchased	(12,356,619)
Decrease in net assets resulting from capital transactions	(40,403,227)	(27,922,263)
Net decrease in net assets	(44,612,481)	(18,303,451)
NET ASSETS AT BEGINNING OF YEAR	265,238,587	283,542,038
NET ASSETS AT END OF YEAR	$220,626,106	$265,238,587
*In connection with the TI Fund's conversion to a regulated investment company, the TI Fund's Interests became represented by Units on January 1, 2012 (see Note 1 for additional information).
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

4

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Statement of Cash Flows
Year Ended March 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(4,209,254)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized appreciation on investment allocated from Excelsior Multi-Strategy Hedge
Fund of Funds Master Fund, LLC	14,782,679
Net realized gain on investment allocated from Excelsior
Multi-Strategy Hedge Fund of Funds Master Fund, LLC, net of deferred taxes	(15,606,863)
Net investment loss allocated from Excelsior Multi-Strategy
Hedge Fund of Funds Master Fund, LLC	3,498,651
Purchases of investment in Excelsior Multi-Strategy Hedge
Fund of Funds Master Fund, LLC	(2,461,612)
Proceeds from sales of investment in Excelsior Multi-Strategy Hedge
Fund of Funds Master Fund, LLC	41,379,779
Increase in operating assets:
Due from Adviser	(33,480)
Other assets	(9,453)
Increase (decrease) in operating liabilities:
Management fee payable	(55,205)
Professional fees payable	8,418
Administration fees payable	5,375
Other liabilities	(2,840)
Net Cash Provided by Operating Activities	37,296,195
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from members' subscriptions/sales of units	3,245,000
Payments for members' withdrawals/units repurchased	(42,542,252)
Net Cash Used in Financing Activities	(39,297,252)
Net decrease in cash and cash equivalents	(2,001,057)
Cash and cash equivalents at beginning of year	5,492,137
Cash and Cash Equivalents at End of Year	$3,491,080
Supplementary Disclosure of Cash Flow Information
Cash paid during the year for interest	$278
Supplementary Disclosure of Non-Cash Information
Non-cash Members' transfers	$8,878,930
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

5

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Financial Highlights
The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:
For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$1,476.550
Net increase in net assets resulting from operations:
Net investment loss	(8.662)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	60.359
Net change in net assets resulting from operations	51.697
Ending net asset value	$1,528.247

6

					Period from
					April 23, 2007
					(commencement of
	For the year ended	For the year ended	For the year ended	For the year ended	operations) to
	March 31, 2012*	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008**
Net assets, end of period	$220,626,106	$265,238,587	$283,542,038	$230,115,977	$303,944,733
Ratio of net investment loss to average net assets (a) (b)	(2.06%)	(2.05%)	(1.83%)	(1.84%)	(1.78%)
Ratio of total expenses before tax expense to average net assets (b) (c) (d) (e)	2.04%	2.07%	1.83%	1.90%	1.89%
Ratio of total expenses to average net assets (b) (c) (d)	2.07%	2.07%	1.83%	1.90%	1.89%
Ratio of net expenses to average net assets (b) (c)	2.06%	2.05%	1.83%	1.89%	1.86%
Total return (f)	(1.29%)	3.47%	13.55%	(16.40%)	(0.13%)
*	The TI Fund was reorganized to a regulated investment company for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in the TI Fund were not unitized.
**	The ratios for this period have been annualized. Total return is not annualized.
(a)	The ratio reflects the income and expenses including the TI Fund’s proportionate share of income and expenses of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.
(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)
The ratio reflects the direct expenses, excluding placement fees, if any, and includes the TI Fund’s proportionate share of the expenses of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.

7

(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from the TI Fund's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a unit (or an interest) in the TI Fund on the first day and a sale of a unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements
March 31, 2012
1. Organization
Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, formerly known as Excelsior Directional Hedge Fund of Funds (TI), LLC (the “TI Fund”), was organized as a limited liability company under the laws of Delaware on February 26, 2007, and commenced operations on April 23, 2007. The TI Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The TI Fund’s investment objective is to seek capital appreciation. The TI Fund pursues its investment objective by investing substantially all of its assets in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, formerly known as Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Company"), a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in a diverse group of private investment funds (the “Portfolio Funds”) that primarily invest or trade in a wide range of equity and debt securities. There can be no assurance that the investment objectives of the Company or the TI Fund will be achieved. The investment managers of the Portfolio Funds in which the Company invests generally conduct their investment programs through these Portfolio Funds. The Company invests in the Portfolio Funds as a limited partner or member along with other investors.
Prior to January 1, 2012, the TI Fund was taxed as a partnership. Effective January 1, 2012, the TI Fund is treated as an association taxable as a corporation and intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended, for tax purposes (the “RIC Conversion”). Prior to the RIC Conversion, members in the TI Fund (“Members”) held limited liability company interests (“Interests”) in the TI Fund that were not unitized for financial reporting purposes. Upon the RIC Conversion, Interests became represented by units (“Units”), and each Member in the TI Fund was issued Units with an aggregate net asset value (“NAV”) equivalent to the NAV of the Interests previously held by such Member. Upon RIC Conversion, the TI Fund issued 152,366.289 Units with an aggregate value of $224,976,391 to Members in the TI Fund.
The financial statements of the Company, including the Company's Schedule of Investments, are attached to this report and should be read in conjunction with the TI Fund’s financial statements. The percentage of the Company’s net assets owned by the TI Fund at March 31, 2012 was 56.81%.
Bank of America Capital Advisors LLC (the “Adviser”) serves as the investment adviser of the Company and the management services provider of the TI Fund. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and is registered under the Investment Advisers Act of 1940, as amended. Bank of America is a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. The Adviser provides various management and administrative services to the Company and the TI Fund.

8

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
The TI Fund’s Board of Managers (the “Board”) has overall responsibility to manage and supervise the operations of the TI Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the TI Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the TI Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation. The Board has engaged the Adviser to manage the day-to-day operations of the TI Fund.
Subscriptions for Units in the TI Fund by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. The TI Fund may, from time to time, offer to repurchase Units from its Members pursuant to written tenders by the Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the TI Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the TI Fund offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter. Members can transfer or assign Units only under certain limited circumstances. Member repurchases are recognized as liabilities when the amount becomes fixed. This generally will occur on the last day of a fiscal period. Prior to January 1, 2012, as of the last day of each calendar month, the TI Fund allocated net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).
2.	Significant Accounting Policies
a. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the TI Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
b. Recent Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the TI Fund’s financial statements.

9

c. Fund Expenses
The TI Fund bears its own expenses and, indirectly, bears a pro rata portion of the Company’s expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial and escrow fees; fees paid to the TI Fund’s and the Company’s administrator; costs of insurance; management fees and advisory fees; the fees and travel expenses and other expenses of the TI Fund’s and the Company’s Boards; all costs with respect to communications regarding the TI Fund’s and the Company’s transactions between the Adviser and any custodian or other agent engaged by the TI Fund; and other types of expenses approved by the TI Fund’s or the Company’s Boards. Expenses, including incentive fees and allocations, allocated to the Company attributable to its investments in the Portfolio Funds are not broken out separately on the accompanying Statement of Operations of the TI Fund, and are not included in the expense ratios shown in the accompanying Financial Highlights of the TI Fund. The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the accompanying Statement of Operations.
The Adviser and the TI Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the TI Fund as described below, waive fees or pay or absorb expenses of the TI Fund (including the TI Fund’s share of the ordinary operating expenses of the Company, but excluding any fees, expenses and incentive allocations of the Portfolio Funds) to the extent necessary to limit the ordinary operating expenses of the TI Fund (including the TI Fund’s share of the ordinary operating expenses of the Company, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the TI Fund and the Company) to 1.84% per annum of the TI Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the TI Fund’s expenses, the TI Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the TI Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement was initially in effect until December 31, 2010, and automatically continues from year to year unless terminated by the Adviser or the TI Fund. Neither the Adviser nor the TI Fund has terminated the Expense Limitation Agreement at December 31, 2011.

10

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
At March 31, 2011, the cumulative expenses over the Expense Limitation that had not yet been paid by the Adviser totaled $30,076. The amount was recorded as a receivable in the Statement of Assets and Liabilities at March 31, 2011, but was settled prior to March 31, 2012. For the year ended March 31, 2012, the TI Fund incurred $5,152,946 of total expenses, $4,594,961 of which was subject to the Expense Limitation Agreement. The TI Fund was responsible for bearing $4,552,937 of the total expenses based on the provisions of the Expense Limitation Agreement, resulting in $42,024 of expenses over the Expense Limitation. During the year ended March 31, 2012, the TI Fund has paid the Adviser $21,532 in recoupment of previously reimbursed expenses pursuant to the Expense Limitation Agreement, resulting in an amount due from the Adviser equal to $63,556 at March 31, 2012, which has been recorded as a receivable in the Statement of Assets and Liabilities. The TI Fund will continue to carry forward the reimbursable expenses until they are reimbursed to the Adviser or expire. Of the cumulative reimbursable expense amount in effect at March 31, 2012, $30,076 will expire on March 31, 2014 and $42,024 will expire on March 31, 2015. Reimbursement of expenses carried forward is dependent on future levels of the TI Fund's Net Assets and expenses of the TI Fund and the Company.
d. Income Taxes and Distributions
Through December 31, 2011, the TI Fund was taxed as a partnership. Accordingly, no provision for the payment of federal, state or local income taxes was recorded by the TI Fund for the period April 1, 2011 through December 31, 2011. The TI Fund had a tax year end of December 31, and for each such tax year, each Member was individually required to report on its own tax return its share of the TI Fund’s taxable income or loss.
Effective January 1, 2012, the TI Fund is treated as an association taxable as a corporation and intends to qualify as a RIC and to distribute substantially all of the TI Fund's taxable earnings to its Members. Therefore, no provision for Federal income taxes on income is recorded in the financial statements of the TI Fund, other than that allocated to the TI Fund from the Company. The ability of the TI Fund to qualify as a RIC is dependent upon the Company's qualification as a RIC. Qualification as a RIC requires that the TI Fund meet certain asset diversification, income distribution and nature of gross income requirements. The TI Fund is subject to the risk that, due to the investment activities of the Portfolio Funds held by the Company and other factors, it may not so qualify in some periods. Should the TI Fund fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates.

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
Effective as of January 1, 2012, the TI Fund also changed its tax year end from December 31 to October 31.
Cost Basis
At March 31, 2012, gross unrealized appreciation and depreciation of investment in the Company by the TI Fund based on cost for federal income tax purposes was as follows:
Cost of Investment	$235,068,647
Gross Unrealized Appreciation	$-
Gross Unrealized Depreciation	(14,782,679)
Net Unrealized Depreciation	(14,782,679)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:
Undistributed ordinary loss	$(81,564)
Undistributed long-term capital gains	-
Tax accumulated earnings	(81,564)
Accumulated capital and other losses - Unrealized depreciation	(14,782,679)
Total accumulated earnings	$(14,864,243)

11

Distribution Policy
Effective January 1, 2012, the TI Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") that are applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its Members. The TI Fund will make distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. Distributions to Members are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the TI Fund. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. There were no distributions paid to investors during the period from April 1, 2011 through March 31, 2012.

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
The TI Fund has established a program for the automatic reinvestment of distributions in the TI Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. A Member has an option to elect to receive cash distributions, rather than reinvest in additional Units (provided that a minimum account balance of $50,000 as of the date that the TI Fund values Units for repurchase is maintained).
The amount of any dividends the TI Fund pays may vary over time, depending on market conditions, the composition of the Company’s investment portfolio, the expenses borne by the Units, any distributions made to the Company by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Company by Subchapter M under the Code. Nonetheless, the TI Fund cannot guarantee that it will pay any dividends or other distributions.
The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the TI Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the TI Fund is required to analyze tax positions expected to be taken in the TI Fund's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2012, the TI Fund did not have a liability for any federal income or excise taxes owed with respect to tax years ending on or before December 31, 2011. The TI Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months. Each of the TI Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
e. Other
Cash and cash equivalents consist of amounts maintained in a Bank of New York Mellon account.
Prior to January 1, 2012, the TI Fund recorded its proportionate share of the Company’s investment income, expenses and realized and unrealized gains and losses as allocated by the Company.

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
The TI Fund issues Units at their offering price, which is equal to the NAV per Unit. The NAV of the TI Fund will be computed as of the close of business on the last day of each month. The TI Fund's NAV is the value of the TI Fund's assets less its liabilities, and its NAV per Unit equals that NAV divided by the number of then issued and outstanding Units.

12

3. Portfolio Valuation
The net asset value of the TI Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the TI Fund’s Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.
The TI Fund records its investment in the Company at fair value. The TI Fund’s investment in the Company is represented by the TI Fund’s proportionate interest in the Company’s net assets at March 31, 2012. The valuation of investments held by the Company is discussed in the notes to the Company’s financial statements, which are attached to this report.
4. Management Fee
The Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of investment managers. Further, the Adviser provides certain management and administrative services to the TI Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, pursuant to a management agreement between the TI Fund and the Adviser (the “Management Agreement”), the TI Fund pays the Adviser a quarterly management fee in arrears at an annual rate of 0.50% based on the TI Fund’s net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date.
For the year ended March 31, 2012, the management fee was $1,231,180, of which $281,377 was payable as of March 31, 2012.
5. Related Party Transactions and Other
As of March 31, 2012, four Members owned in the aggregate approximately 23.96% of the TI Fund's total Net Assets and are deemed “affiliated persons” (as defined in the 1940 Act) (the "Affiliated Members"). The affiliation between one of the Affiliated Members and the TI Fund is based solely on the percentage of ownership.

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
Affiliates of the Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.
The Board is made up of five Managers who are not “interested persons”, as defined by Section 2(a)(19) of the 1940 Act, of the TI Fund (the “Disinterested Managers”). Compensation to the Board is paid and expensed by the Company and allocated pro-rata to the TI Fund. All Disinterested Managers may be reimbursed for expenses of attendance at each meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers.
Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as the placement agent of the TI Fund (the “Placement Agent”). The Placement Agent is an indirect subsidiary of Bank of America and an affiliate of the Adviser. Investors may be charged a placement fee (the “Placement Fee”) on Interests placed by the Placement Agent of up to 1.25% of the investment amount if such amount is less than $500,000 (subject to the minimum investment). There is no Placement Fee on investments of $500,000 or more. The Placement Fee is paid to the Placement Agent. The Placement Fee may be waived for certain investors.
BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) provides custodial services to the TI Fund.
The TI Fund has retained J. D. Clark & Company (the “Administrator”) to provide accounting and certain administrative and investor services to the TI Fund. The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation.
6. Net Assets
Unit transactions for the period January 1, 2012 through March 31, 2012 were as follows:
Units outstanding at beginning of year	-
Units issued upon RIC Conversion	152,366.303
Units issued	84.657
Units redeemed	(8,085.484)
Units outstanding at end of year	144,365.476

13

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
7. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Portfolio Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company’s liability with respect to its investments in the Portfolio Funds is generally limited to the net asset value of its interest in each Portfolio Fund.
Because the Company is a closed-end investment company, Units are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Units at the NAV per Unit, Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Company, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Units. Because the Company’s investments in the Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases. Members whose Units are accepted for repurchase also bear the risk that the TI Fund's NAV per Unit may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Units are valued for the purpose of repurchase.
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash. This situation may arise due to circumstances outside of the Company's control, such as a general market disruption or an operational problem affecting the Company or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.
The Company’s capital investment in the Portfolio Funds can be withdrawn on a limited basis. This may limit the ability of the Company to provide liquidity to the TI Fund, and the TI Fund may not be able to liquidate quickly some of its investment in the Company in order to meet liquidity requirements.
8. Guarantees
In the normal course of business, the TI Fund enters into contracts that provide general indemnifications. The TI Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the TI Fund and, therefore, cannot be established; however, based on experience, the risk of loss from any such claims is considered remote.

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Notes to Financial Statements (continued)
March 31, 2012
9. Subsequent Events
The TI Fund has evaluated all subsequent events through the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.
On March 30, 2012, the TI Fund announced a tender offer to purchase up to $23,200,000 of outstanding Units from Members. The NAV of the Units will be calculated for this purpose on June 30, 2012. The tender offer expired on April 26, 2012.
Prior to May 1, 2012, the TI Fund received and accepted investors' subscriptions for Units of $400,000 which became effective as of May 1, 2012.
On May 4, 2012, the TI Fund paid $11,791,130 for 8,085.484 Units repurchased from Members on March 31, 2012.
Subsequent to March 31, 2012, the Adviser reimbursed the TI Fund $63,556 of expenses pursuant to the Expense Limitation Agreement. The reimbursement amount is reflected on the Statement of Assets and Liabilities as Due from Adviser.

14

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Fund Management (Unaudited)
March 31, 2012
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager
Disinterested Managers
Alan Brott c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	Manager	Term Indefinite; Length- since August 2009
Consultant (since 10/91); Associate Professor, Columbia University Graduate School of Business (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC, and a director of Stone Harbor Investment Funds (3 funds) and Emerging Markets Income Fund.
8
John C. Hover II c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1943)	Manager	Term Indefinite; Length- since August 2009	Former Executive Vice President of U.S. Trust Company (retired since 2000). Mr. Hover serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of Tweedy, Browne Fund, Inc.	9
Victor F. Imbimbo, Jr. c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager	Term Indefinite; Length- since April 2007
President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide, where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of Vertical Branding, Inc.
9

15

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Fund Management (Unaudited) continued
March 31, 2012

Stephen V. Murphy c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager	Term Indefinite; Length- since April 2007
President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of The First of Long Island Corporation, The First National Bank of Long Island and former director of Bowne & Co., Inc. (1/06 to 11/10).
9
Thomas G. Yellin c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	Manager	Term Indefinite; Length- since August 2009
President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC.
9

16

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager
Officers who are not Managers
Spencer Boggess One Bryant Park New York, NY 10036 (Born 1967)	Chief Executive Officer	Term Indefinite; Length - since April 2007
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); President and Chief Executive Officer of Bank of America Capital Advisors LLC (4/10 to present); President and Chief Executive Officer of U.S. Trust Hedge Fund Management, Inc.; Portfolio Manager of the Company (7/03 to present).
N/A
Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term Indefinite; Length - since April 2007
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (7/07 to present); Director, Chief Financial Officer and Treasurer (10/07 to 3/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.; Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).
N/A

17

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC
Fund Management (Unaudited) continued
March 31, 2012

Mohan Badgujar One Bryant Park New York, NY 10036 (Born 1958)	Chief Operating Officer	Term Indefinite; Length - since April 2007
Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (04/10 to present);Vice President of U.S. Trust Hedge Fund Management, Inc. (10/05 to 03/10); Managing Partner of Blue Hill Capital Partners LLC (10/03 to 10/05) (registered investment adviser).
N/A

Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term Indefinite; Length - since April 2007
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
N/A

Fred Wofford 100 Federal Street Boston, MA 02110 (Born 1955)	Chief Compliance Officer	Term Indefinite; Length - since April 2011
Compliance Risk Executive, GWIM Alternative Investments, Bank of America (6/08 to present); Compliance Risk Executive, Columbia Management Advisors and the Columbia Funds, Bank of America (6/05 to 6/08); Head of Operations, Liberty Asset Management, Inc. (now, Banc of America Investment Advisors, Inc.) and the Liberty All-Star Funds, Bank of America/Fleet (3/03 to 5/05).
N/A
All officers of the TI Fund are employees and/or officers of the Adviser.
The Offering Memorandum of the TI Fund includes additional information about the managers of the TI Fund and is available upon request.

18

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE), LLC

Financial Statements

With Report of Independent Registered Public Accounting Firm

Year Ended March 31, 2012

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC

Financial Statements

Year Ended March 31, 2012

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information on Form N-Q is available without charge, upon request, by calling (866) 637-2587.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 921-7951 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 637-2587, and on the Commission’s website at http://www.sec.gov.

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Statement of Assets and Liabilities
March 31, 2012
ASSETS

Investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC at fair value	$152,356,851
Investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC made in advance	12,200,000
Cash and cash equivalents	5,405,573
Other assets	59,324

Total Assets	170,021,748

LIABILITIES

Members’ subscriptions received in advance	12,220,000
Repurchase of Members’ units payable	3,515,625
Management fee payable	186,586
Professional fees payable	56,060
Administration fees payable	5,375
Other liabilities	1,670

Total Liabilities	15,985,316
Composition of Net Assets

Paid-capital	$143,921,174
Accumulated net investment loss*	(915,467)
Accumulated net realized loss on investment transactions*	5,640,780
Accumulated net unrealized appreciation on investment	5,389,944
Net Assets	$154,036,432

Net Asset Value Per Unit (based on 166,781.021 units outstanding)	$923.585

* Attributable to the period from January 1, 2012 through March 31, 2012.  Prior to January 1, 2012, Net Assets included net subscriptions, cumulative net investment income/(loss), cumulative net realized gain/(loss), and accumulated unrealized appreciation from investments in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

2

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Statement of Operations
Year Ended March 31, 2012

NET INVESTMENT LOSS ALLOCATED FROM:
Excelsior Directional Hedge Fund of Funds, Ltd.
Interest	$520
Expenses	(1,764,315)

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Interest	(621,489)
Expense

Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds, Ltd. And Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	(2,385,284)

Fund Income
Interest	197

Fund Expenses
Management fee	768,275
Insurance fees	87,036
Professional fees	77,881
Other fees	38,159
Administration fees	21,500

Total Fund Expenses	992,851
Net Investment Loss	(3,377,938)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM:

Excelsior Directional Hedge Fund of Funds, Ltd.
Net realized gain on investment	4,586,932
Net change in accumulated unrealized appreciation on investment	(9,881,639)

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Net realized gain on investment	5,640,780
Deferred taxes on realized gains	(50,146)
Net realized gains, net of deferred taxes	5,590,634
Net change in accumulated unrealized appreciation on investment	420,799

Net realized and unrealized gain on investments allocated from Excelsior Directional Hedge Fund of Funds, Ltd. and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, net of deferred taxes	716,726

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,661,212)

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

3

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Statement of Changes in Net Assets

	For the year ended March 31,
	2012	2011
OPERATIONS

Net investment loss	$(3,377,938)	$(3,331,887)
Net realized gain on investments, net of deferred taxes	10,177,566	3,164,330
Net change in accumulated unrealized appreciation on investments	(9,460,840)	5,374,296

Increase (decrease) in net assets resulting from operations	(2,661,212)	5,206,739

CAPITAL TRANSACTIONS*

Members' subscriptions	25,000,000	19,186,541
Members' redemptions	(25,981,660)	(14,673,495)
Proceeds from units issued	3,450,000	-
Payments for units repurchased	(2,678,395)	-

Increase (decrease) in net assets resulting from capital transactions	(210,055)	4,513,046

Net increase (decrease) in net assets	(2,871,267)	9,719,785

NET ASSETS AT BEGINNING OF YEAR	156,907,699	147,187,914

NET ASSETS AT END OF YEAR	$154,036,432	$156,907,699

*In connection with the TE Fund's conversion to a regulated investment company, the TE Fund's interests became represented by Unitson January 1, 2012 (see Note 1 for additional information).

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

4

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC

Statement of Cash Flows

Year Ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations	$(2,661,212)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on investment allocated from Excelsior Directional Hedge Fund of Funds, Ltd.	9,881,639
Net realized gain on investment allocated from Excelsior Directional Hedge Fund of Funds, Ltd.	(4,586,932)
Net change in accumulated unrealized appreciation on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	(420,799)
Net realized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund LLC, net of deferred taxes	(5,590,634)
Net investment loss allocated from Excelsior Directional Hedge Fund of Funds, Ltd.	1,763,795
Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	621,489
Purchases of investment in Excelsior Directional Hedge Fund of Funds, Ltd.	(24,298,034)
Proceeds from sales of investment in Excelsior Directional Hedge Fund of Funds, Ltd.	28,983,630
Purchases of investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	(12,200,000)
Proceeds from sales of investment in Excelsior Multi-Strategy Hedge of Funds Master Fund, LLC	4,138,260
Increase in other assets	(8,857)
Increase (decrease) in operating liabilities:
Management fee payable	(15,271)
Professional fees payable	7,057
Administration fees payable	5,375
Due to Adviser	(4,555)
Other liabilities	(2,160)
(4,387,209)
Net Cash Used in Operating Activities
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from members' subscriptions/sales of units	40,120,000
Payments for members' withdrawals/units repurchased	(32,573,646)
Net Cash Provided by Financing Activities	7,546,354
Net increase in cash and cash equivalents	3,159,145
Cash and cash equivalents at beginning of year	2,246,428
Cash and Cash equivalents of End Year	$5,405,573

Supplementary Disclosure of Non-Cash Information

Proceeds from sale of investment in Excelsior Directional Hedge Fund of Funds, Ltd.*	$151,105,106
Purchase of investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC*	$151,105,106

*On January 1, 2012, the TE Fund was compulsory redeemed from Excelsior Directional Hedge Fund of Funds, Ltd. And was issued Units of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, as a result of the RIC Conversion (see Note 1 for additional information)

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.
5

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Financial Highlights
The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

For the period from January 1, 2012 to March 31, 2012
Per Unit Operating Performance
Beginning net asset value	$892.641
Net increase in net assets resulting from operations:
Net investment loss	(5.467)
Net realized and unrealized gain on investment allocated from Excelsior
Multi-Strategy Hedge Fund of Funds Master Fund, LLC	36.411
Net change in net assets resulting from operations	30.944
Ending net asset value	$923.585

	For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010	For the year ended March 31, 2009	For the period from July 1, 2007 (commencement of operations) to March 31, 2008**

Net assets, end of period	$154,036,432	$156,907,699	$147,187,194	$122,007,864	$14,1881,101
Ration of net investment loss to average net assets (a) (b)	(2.22%)	(2.12%)	(2.49%)	(2.23%)	(0.99%)
Ration of total expenses before tax expense to average net assets (b) (c) (d) (e)	2.19%	2.13%	2.50%	2.30%	3.92%
Ratio of net expenses after tax fee to average net assets (b) (c) (d)	2.22%	2.13%	2.50%	2.30%	1.55%
Ratio of net expenses to average net assets (b) (c)	2.22%	2.13%	2.50%	2.30%	1.55%
Total return (f)	(1.45%)	3.21%	13.13%	(16.63%)	(3.72%)
*	The TE Fund was reorganized to a regulated investment company for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in the TE Fund were not unitized.
**	The ratios and total return are not annualized for the period.
(a)
The ratio reflects the income and expenses including the TE Fund’s proportionate share of income and expenses of Excelsior Directional Hedge Fund of Funds, Ltd. and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.

(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)
The ratio reflects the direct expenses, excluding placement fees, if any, and includes the TE Fund’s proportionate share of the expenses of Excelsior Directional Hedge Fund of Funds, Ltd. and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.

(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from the TE Fund's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a unit (or an interest) in the TE Fund on the first day and a sale of a unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns.  An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.
6

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC Notes to Financial Statements
March 31, 2012

1. Organization

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, formerly known as Excelsior Directional Hedge Fund of Funds (TE), LLC (the “TE Fund”), was organized as a limited liability company under the laws of Delaware on February 26, 2007, and commenced operations on July 1, 2007. The TE Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The TE Fund’s investment objective is to seek capital appreciation. The TE Fund pursues its investment objective by investing substantially all of its assets in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, formerly known as Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the “Company”), a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in a diverse group of private investment funds (the “Portfolio Funds”) that primarily invest or trade in a wide range of equity and debt securities. There can be no assurance that the investment objectives of the Company or the TE Fund will be achieved. The investment managers of the Portfolio Funds in which the Company invests generally conduct their investment programs through these Portfolio Funds.  The Company invests in the Portfolio Funds as a limited partner or member along with other investors.

Prior to January 1, 2012, the TE Fund pursued its investment objective by investing substantially all of its assets in Excelsior Directional Hedge Fund of Funds, Ltd. (the "Ltd Fund"), a Cayman Islands exempted company.  The Ltd Fund pursued its investment objective by investing substantially all of its assets in the Company.

In connection with the Company's conversion to be treated as an association taxable as a corporation and its intention to qualify as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code, as amended, for tax purposes (the "RIC Conversion"), the master/feeder structure was streamlined to remove the Ltd Fund from the structure, since the Company, upon the RIC Conversion, no longer passes through income that could have a detrimental impact to U.S. tax-exempt investors in the TE Fund. Effective January 1, 2012, the Ltd Fund compulsorily redeemed all investors in the Ltd Fund. The  TE Fund received an in-kind redemption of its pro rata portion of the interest in the Company held by the Ltd Fund and thus became direct investor in the Company.  The Boards of the Company and the TE Fund have approved the in-kind redemption.

Prior to January 1, 2012, the TE Fund was taxed as a partnership.  Effective January 1, 2012, the TE Fund is treated as an association taxable as a corporation and intends to qualify as a RIC for tax purposes.  Prior to the RIC Conversion, members in the TE Fund (“Members”) held limited liability company interests (“Interests”) in the TE Fund that were not unitized for financial reporting purposes.  Upon the RIC Conversion, Interests became represented by units ("Units"), and each Member in the TE Fund was issued Units with an aggregate net asset value ("NAV") equivalent to the NAV of the Interests previously held by such Member.  Upon RIC Conversion, the TE Fund issued 165,933.147 Units with an aggregate value of $148,118,716 to Members in the TE Fund.

7

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

The financial statements of the Company, including the Company’s Schedule of Investments, are attached to this report and should be read in conjunction with the TE Fund’s financial statements.  The percentage of the Company’s net assets owned directly by the TE Fund at March 31, 2012 was 39.30%.

Bank of America Capital Advisors LLC (the “Adviser”) serves as the investment adviser of the Company and the management services provider of the TE Fund. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and is registered under the Investment Advisers Act of 1940, as amended.  Bank of America is a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. The Adviser provides various management and administrative services to the Company and the TE Fund.

The TE Fund’s Board of Managers (the “Board”) has overall responsibility to manage and supervise the operations of the TE Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the TE Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the TE Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation.  The Board has engaged the Adviser to manage the day-to-day operations of the TE Fund.

Subscriptions for Units by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine.  The TE Fund may, from time to time, offer to repurchase Units from its Members pursuant to written tenders by the Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the TE Fund’s assets and other factors considered by the Board.  The Adviser expects that it will recommend to the Board that the TE Fund offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter. Members can transfer or assign Units only under certain limited circumstances.  Member repurchases are recognized as liabilities when the amount becomes fixed.  This generally will occur on the last day of a fiscal period.  Prior to January 1, 2012, as of the last day of each calendar month, the TE Fund allocated net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).

2.	Significant Accounting Policies

a. Use of Estimates

8

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the TE Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

b. Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“ASU 2011-04”).  ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers.  In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the TE Fund’s financial statements.

c. Fund Expenses

The TE Fund bears its own expenses and, indirectly, bears a pro rata portion of the Company’s expenses (and prior to January 1, 2012, the Ltd Fund's expenses) incurred in the course of business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial and escrow fees; fees paid to the TE Fund’s, the Ltd Fund’s and the Company’s administrator; costs of insurance; management fees and advisory fees; the fees and travel expenses and other expenses of the TE Fund’s, the Ltd Fund’s and the Company’s Boards; all costs with respect to communications regarding the TE Fund’s, the Ltd Fund’s and the Company’s transactions between the Adviser and any custodian or other agent engaged by the TE Fund; and other types of expenses approved by the TE Fund’s, the Ltd Fund’s or the Company’s Boards.  Expenses, including incentive fees and allocations, allocated to the Company attributable to its investments in the Portfolio Funds are not broken out separately on the accompanying Statement of Operations of the TE Fund, and are not included in the expense ratios shown in the accompanying Financial Highlights of the TE Fund.  The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the accompanying Statement of Operations.

9

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

The Adviser and the TE Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the TE Fund as described below, waive fees or pay or absorb expenses of the TE Fund (including the TE Fund’s share of the ordinary operating expenses of the Ltd Fund and the Company, but excluding any fees, expenses and incentive allocations of the Portfolio Funds) to the extent necessary to limit the ordinary operating expenses of the TE Fund (including the TE Fund’s share of the ordinary operating expenses of the Ltd Fund and the Company, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the TE Fund, the Ltd Fund and the Company) to 2.00% per annum of the TE Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the TE Fund’s expenses, the TE Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the TE Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed.  The Expense Limitation Agreement was in effect until December 31, 2010 and automatically continues in effect from year to year thereafter unless terminated by the Adviser or the TE Fund.  Neither the Adviser nor the TE Fund has terminated the Expense Limitation Agreement at December 31, 2011.

As of March 31, 2012, the TE Fund has not exceeded the Expense Limitation pursuant to the Expense Limitation Agreement.  All prior period expenses have been recouped by the Adviser, and no prior or current period expense reimbursement balances remain.

d. Income Taxes and Distributions

Through December 31, 2011, the TE Fund was taxed as a partnership.  Accordingly, no provision for the payment of federal, state or local income taxes was recorded by the TE Fund for the period April 1, 2011 through December 31, 2011.  The TE Fund had a tax year end of December 31, and for each such tax year, each Member was individually required to report on its own tax return its share of the TE Fund’s taxable income or loss.

Effective January 1, 2012, the TE Fund is treated as an association taxable as a corporation and intends to qualify as a RIC for tax purposes and to distribute substantially all of the TE Fund's taxable earnings to its Members. Therefore, no provision for Federal income taxes on income is recorded in the financial statements of the TE Fund, other than that allocated to the TE Fund from the Company.  The ability of the TE Fund to qualify as a RIC is dependent upon the Company's qualification as a RIC.  Qualification as a RIC requires that the TE Fund meet certain asset diversification, income distribution and nature of gross income requirements.  The TE Fund is subject to the risk that, due to the investment activities of the Portfolio Funds held by the Company and other factors, it may not so qualify in some periods.  Should the TE Fund fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates.

10

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

Effective as of January 1, 2012, the TE Fund also changed its tax year end from December 31 to October 31.

Cost Basis

At March 31, 2012, gross unrealized appreciation and depreciation of investment in the Company by the TE Fund based on cost for federal income tax purposes was as follows:

Cost of Investment	$161,817,692

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(9,460,841)
Net Unrealized Depreciation	(9,460,841)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.  As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary loss	$(53,729)
Undistributed long-term capital gains	—
Tax accumulated earnings	$(53,729)
Accumulated capital and other losses-
Unrealized appreciation	(9,460,841)
Total accumulated earnings	$(9,514,570)

Distribution Policy

Effective January 1, 2012, the TE Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) that are applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its Members. The TE Fund will make distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. Distributions to Members are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the TE Fund. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. There were no distributions paid to investors during the period from April 1, 2011 through March 31, 2012.

11

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

The TE Fund has established a program for the automatic reinvestment of distributions in the TE Fund.  Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. A Member has an option to elect to receive cash distributions rather than reinvest in additional Units (provided that a minimum account balance of $50,000 as of the date that the TE Fund values Units for repurchase is maintained).

The amount of any dividends the TE Fund pays may vary over time, depending on market conditions, the composition of the Company’s investment portfolio, the expenses borne by the Units, any distributions made to the Company by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Company by Subchapter M under the Code. Nonetheless, the TE Fund cannot guarantee that it will pay any dividends or other distributions.

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the TE Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.  Management of the TE Fund is required to analyze tax positions expected to be taken in the TE Fund's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2012, the TE Fund did not have a liability for any federal income or excise taxes owed with respect to tax years ending on or before December 31, 2011. The TE Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months.  Each of the TE Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

e. Other

Cash and cash equivalents consist of amounts maintained in a Bank of New York Mellon account.

Prior to January 1, 2012, the TE Fund recorded its proportionate share of the Company's investment income, expenses and realized and unrealized gains and losses as allocated by the Company.

12

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

The TE Fund issues Units at their offering price, which is equal to the NAV per Unit.  The NAV of the TE Fund will be computed as of the close of business on the last day of each month.  The TE Fund's NAV is the value of the TE Fund's assets less its liabilities, and its NAV per Unit equals that NAV divided by the number of then issued and outstanding Units.

3. Portfolio Valuation

The net asset value of the TE Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the TE Fund’s Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.

The TE Fund records its investment in the Company at fair value.  The TE Fund’s investment in the Company is represented by the TE Fund’s proportionate interest in the Company's net assets at March 31, 2012.  The valuation of investments held by the Company is discussed in the notes to the Company’s financial statements, which are attached to this report.

4. Management Fee

The Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of investment managers.  Further, the Adviser provides certain management and administrative services to the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials.  In consideration for such services, pursuant to a management agreement between the TE Fund and the Adviser (the “Management Agreement”), the TE Fund pays the Adviser a quarterly management fee in arrears at an annual rate of 0.50% based on the TE Fund’s net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date.  For the year ended March 31, 2012, the management fee was $768,275, $186,586 of which was payable as of March 31, 2012.

5. Related Party Transactions and Other

As of March 31, 2012, three Members owned approximately 27.25% of the TE Fund's total Net Assets and are deemed "affiliated persons" (as defined in the 1940 Act) (the "Affiliated Members").  The affiliation between the Affiliated Members and the TE Fund is based solely on the percentage of ownership.

13

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

Affiliates of the Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.

The Board is made up of five Managers who are not “interested persons”, as defined by Section 2(a)(19) of the 1940 Act, of the TE Fund (the “Disinterested Managers”).  Compensation to the Board is paid and expensed by the Company and allocated pro-rata to the TE Fund.  All Disinterested Managers may be reimbursed for expenses of attendance at each meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers.

Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as the placement agent of the TE Fund (the “Placement Agent”).  The Placement Agent is an indirect subsidiary of Bank of America and an affiliate of the Adviser.  Investors may be charged a placement fee (the "Placement Fee") on Interests placed by the Placement Agent of up to 1.25% of the investment amount if such amount is less than $500,000 (subject to the minimum investment).  There is no Placement Fee on investments of $500,000 or more.  The Placement Fee is paid to the Placement Agent.  The Placement Fee may be waived for certain investors.

The TE Fund has retained J. D. Clark & Company (the “Administrator”) to provide accounting and certain administrative and investor services to the TE Fund.  The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation.

BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) provides custodial services to the TE Fund.

6. Net Assets

Unit transactions for the period January 1, 2012 through March 31, 2012 were as follows:

Units outstanding at beginning of year	—
Units issued upon RIC Conversion	165,933.147
Units issued	3,747.874
Units redeemed	(2,900.000)
Units outstanding at end of year	166,781.021

7. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company’s liability with respect to its investments in the Portfolio Funds is generally limited to the net asset value of its interest in each Portfolio Fund.

14

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

Because the Company is a closed-end investment company, Units are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Units at the NAV per Unit, Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Units by the Company, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Interests. Because the Company’s investments in the Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases. Members whose Units are accepted for repurchase also bear the risk that the TE Fund's NAV per Unit may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Units are valued for the purpose of repurchase.

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities.  Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash.  This situation may arise due to circumstances outside of the Company's control, such as a general market disruption or an operational problem affecting the Company or third parties, including the Portfolio Funds.  Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Company’s capital investment in the Portfolio Funds can be withdrawn on a limited basis.  This may limit the ability of the Company to provide liquidity to the TE Fund, and the TE Fund may not be able to liquidate quickly some of its investment in the Company in order to meet liquidity requirements.

8. Guarantees

In the normal course of business, the TE Fund enters into contracts that provide general indemnifications.  The TE Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the TE Fund and, therefore, cannot be established; however, based on experience, the risk of loss from any such claims is considered remote.

9. Subsequent Events

The TE Fund has evaluated all subsequent events through the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.

15

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC
Notes to Financial Statements (continued)

March 31, 2012

On March 30, 2012, the TE Fund announced a tender offer to purchase up to $15,600,000 of outstanding Units from Members.  The NAV of the Units will be calculated for this purpose on June 30, 2012.  The tender offer expired on April 26, 2012.

Prior to April 1, 2012, the TE Fund received and accepted investors' subscriptions for Units of $12,220,000 which became effective as of April 1, 2012, and are reflected on the Statement of Assets and Liabilities as Members’ subscriptions received in advance.

On May 4, 2012, the TE Fund paid $2,678,396 for 2,900.000 Units repurchased from Members on March 31, 2012.

16

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC Fund Management (Unaudited)

March 31, 2012

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager
Disinterested Managers
Alan Brott c/o Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	Manager	Term Indefinite; Length- since August 2009
Consultant (since 10/91); Associate Professor, Columbia University Graduate School of Business (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi  Strategy Fund (TI 1), LLC, Grosvenor Registered Mufti-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC, and a director of Stone Harbor Investment Funds (3 funds) and Emerging Markets Income Fund.
8
John C. Hover II c/o Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1943)	Manager	Term Indefinite; Length- since August 2009	Former Executive Vice President of U.S. Trust Company (retired since 2000). Mr. Hover serves as a manager of Excelsior Multi Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi Strategy Hedge Fund of Funds (TE2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of Tweedy, Brow ne Fund, Inc.	9
Victor F. Imbimbo, Jr. c/o Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager	Term Indefinite; Length- since April 2007
President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource w thin the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide, w here he directed consumer marketing program development for healthcare companies primarily w thin the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Multi  Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi  Strategy Hedge Fund of
9

17

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC Fund Management (Unaudited)

March 31, 2012

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager
Disinterested Managers
Funds (T1 2), LLC, Excelsior Multi Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of Vertical Branding, Inc.	9
Stephen V. Murphy c/o Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager	Term Indefinite; Length- since April 2007
President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TE2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of The First of Long lsland Corporation, The First National Bank of Long lsland and former director of Bowne & Co., Inc. (1/6 to 11/10).
9
Thomas G. Yellin c/o Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	Manager	Term Indefinite; Length- since August 2009
President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC.
8

18

Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC Fund Management (Unaudited)

March 31, 2012

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager
Officers who are not Managers
Spencer Boggess One Bryant Park New York, NY 10036 (Born 1967)	Chief Executive Officer	Term Indefinite; Length - since April 2007
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Resident and Chief Executive Officer of Bank of America Capital Advisors LLC (4/10 to present); President and Chief Executive Officer of U.S. Trust Hedge Fund Management, Inc.; Portfolio Manager of the Company (7/03 to present).
N/A
Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term Indefinite; Length - since April 2007
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (7/07 to present); Director, Chief Financial Officer and Treasurer (10/07 to 3/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.; Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust's Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).
N/A
Mohan Badgujar One Bryant Park New York, NY 10036 (Born 1958)	Chief Operating Officer	Term Indefinite; Length - since April 2007
Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (04/10 to present);Vice President of U.S. Trust Hedge Fund Management, Inc. (10/05 to 03/10); Managing Partner of Blue Hill Capital Partners LLC (10/03 to 10/05) (registered investment adviser)
N/A
Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term Indefinite; Length – since April 2007
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
N/A
Fred Wofford 100 Federal Street Boston, MA 02110 (Born 1955)	Chief Compliance Officer	Term Indefinite; Length - since April2011
Compliance Risk Executive, GWIM Alternative Investments, Bank of America (6/08 to present); Compliance Risk Executive, Columbia Management Advisors and the Columbia Funds, Bank of America (6/05 to 6/08); Head of Operations, Liberty Asset Management, Inc. (now, Banc of America Investment Advisors, Inc.) and the Liberty All-Star Funds, Bank of America/Fleet (3/03 to 5/05).
N/A

All officers of the TE Fund are employees and/or officers of the Adviser.
The Offering Memorandum of the TE Fund includes additional information about the managers of the TE Fund and is available upon request.

19

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TI 2), LLC
Financial Statements
With Report of Independent Registered Public Accounting Firm
Year Ended March 31, 2012

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Financial Statements
Year Ended March 31, 2012
The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 637-2587.
A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 921-7951 and on the Commission’s website at http://www.sec.gov.
Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 637-2587, and on the Commission’s website at http://www.sec.gov.
[Missing Graphic Reference]
Report of Independent Registered Public Accounting Firm
To the Board of Managers and Members of
Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC (the "Fund") at March 31, 2012, and the results of its operations , its cash flows, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers
May 30, 2012
PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Statement of Assets and Liabilities
March 31, 2012
ASSETS
Investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, at fair value	$6,576,048
Redemption receivable from investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	278,787
Cash and cash equivalents	112,560
Due from Adviser (see Note 2c)	66,377
Other assets	2,813
Total Assets	7,036,585
LIABILITIES
Repurchase of Members' units payable	297,862
Professional fees payable	52,334
Management fee payable	8,399
Administration fees payable	5,375
Servicing fees payable	4,200
Other liabilities	3,119
Total Liabilities	371,289
Composition of Net Assets
Paid-in Capital	$6,272,515
Accumulated net investment loss*	(47,867)
Accumulated net realized loss on investment transactions*	253,790
Accumulated net unrealized appreciation on investment	186,858
Net Assets	6,665,296

Net Asset Value Per Unit (based on 6,524.395 units outstanding)	$1,021.596
*Attributable to the period from January 1, 2012 through March 31, 2012. Prior to January 1, 2012, net assets included net subscriptions, cumulative net investment income/(loss), cumulative net realized gain/(loss), and accumulated unrealized appreciation from investments in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

2

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Statement of Operations
Year Ended March 31, 2012
NET INVESTMENT LOSS ALLOCATED FROM EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC:
Interest	$21
Expenses	(96,855)
Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	(96,834)
Fund Income:
Interest	12
Fund Expenses:
Professional fees	75,695
Management fee	34,344
Other fees	21,647
Administration fees	21,500
Servicing fees	17,172
Total Fund Expenses	170,358
Net Investment Loss before Expense Limitation Reimbursement	(267,180)
Expense Limitation Reimbursement	92,323
Net Investment Loss	(174,857)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT ALLOCATED FROM EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

Net realized gain on investment	467,078
Deferred taxes on realized gains	2,256
Net realized gains, net of deferred taxes	464,822
Net change in accumulated unrealized appreciation on investment	(423,420)

Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, net of deferred taxes	41,402

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(133,455)
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

3

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Statement of Changes in Net Assets
	For the year ended March 31, 2012	For the period from July 1, 2010 (commencement of operations) to March 31, 2011
OPERATIONS
Net investment loss	$(174,857)	$(91,131)
Net realized gain on investment, net of deferred taxes	464,822	69,638
Net change in accumulated unrealized appreciation on investment	(423,420)	215,346
Increase (decrease) in net assets resulting from operations	(133,455)	193,853
CAPITAL TRANSACTIONS*
Members' subscriptions	1,135,125	6,181,719
Members' redemptions	(381,480)	(51,675)
Proceeds from units issued	-
Payments for units repurchased	(278,791)
Increase in net assets resulting from capital transactions	474,854	6,130,044
Net Increase in net assets	341,399	6,323,897
NET ASSETS AT BEGINNING OF PERIOD	6,323,897	-
NET ASSETS AT END OF PERIOD	$6,665,296	$6,323,897
*In connection with the TI 2 Fund's conversion to a regulated investment company, the TI 2 Fund's Interests became represented by Units on January 1, 2012 (see Note 1 for additional information).
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

4

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Statement of Cash Flows
Year Ended March 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(133,455)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on
investment allocated from Excelsior Multi-Strategy Hedge
Fund of Funds Master Fund, LLC	423,420
Net realized gain on investment allocated from Excelsior
Multi-Strategy Hedge Fund of Funds Master Fund, LLC,
net of deferred taxes	(464,822)
Net investment loss allocated from Excelsior Multi-Strategy
Hedge Fund of Funds Master Fund, LLC	96,834
Purchases of investment in Excelsior Multi-Strategy Hedge
Fund of Funds Master Fund, LLC	(1,039,648)
Proceeds from sales of investment in Excelsior Multi-Strategy Hedge
Fund of Funds Master Fund, LLC	433,157
Decrease in operating assets:
Due from Adviser	53,547
Other assets	4,007
Increase (decrease) in operating liabilities:
Management fee payable	(9,894)
Professional fees payable	6,128
Administration fees payable	5,375
Servicing fees payable	388
Other liabilities	(310)
Net Cash Used in Operating Activities	(625,273)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from members' subscriptions/sales of units	1,026,900
Payments for members' withdrawals/units repurchased	(414,084)
Net Cash Provided by Financing Activities	612,816
Net decrease in cash and cash equivalents	(12,457)
Cash and cash equivalents at beginning of year	125,017
Cash and Cash Equivalents at End of Year	$112,560
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

5

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Financial Highlights
The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:
For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$988.516
Net increase in net assets resulting from operations:
Net investment loss	(7.042)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	40.122
Net change in net assets resulting from operations	33.080
Ending net asset value	$1,021.596

	For the year ended March 31, 2012 *	For the period from July 1, 2010 (commencement of operations) to March 31, 2011**
Net assets, end of period	$6,665,296	$6,323,897
Ratio of net investment loss to average net assets (a) (b)	(2.58)%	(1.94)%
Ratio of total expenses before tax expense to average net assets (b) (c) (d) (e)	3.90%	4.51%
Ratio of total expenses to average net assets (b) (c) (d)	3.93%	4.51%
Ratio of net expenses to average net assets (b) (c)	2.58%	1.96%
Total return (f)	(1.77)%	4.00%
*	The TI 2 Fund was reorganized to a regulated investment company for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in the TI 2 Fund were not unitized.
**	The ratios and total return for this period have not been annualized.
(a)	The ratio reflects the income and expenses including the TI 2 Fund’s proportionate share of income and expenses of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.
(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)
The ratio reflects the direct expenses, excluding placement fees, if any, and includes the TI 2 Fund’s proportionate share of the expenses of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.

(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from the TI 2 Fund's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a unit (or an interest) in the TI 2 Fund on the first day and a sale of a unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

6

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements
March 31, 2012
1. Organization
Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC (the "TI 2 Fund") was organized as a limited liability company under the laws of Delaware on July 24, 2009, and commenced operations on July 1, 2010. The TI 2 Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The TI 2 Fund’s investment objective is to seek capital appreciation. The TI 2 Fund pursues its investment objective by investing substantially all of its assets in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the “Company”), a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in a diverse group of private investment funds (the “Portfolio Funds”) that primarily invest or trade in a wide range of equity and debt securities. There can be no assurance that the investment objectives of the Company or the TI 2 Fund will be achieved. The investment managers of the Portfolio Funds in which the Company invests generally conduct their investment programs through these Portfolio Funds. The Company invests in the Portfolio Funds as a limited partner or member along with other investors.
Prior to January 1, 2012, the TI 2 Fund was taxed as a partnership. Effective January 1, 2012, the TI2 Fund is treated as an association taxable as a corporation and intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended, for tax purposes (the “RIC Conversion”). Prior to the RIC Conversion, members in the TI 2 Fund (“Members”) held limited liability company interests (“Interests”) in the TI 2 Fund that were not unitized for financial reporting purposes. Upon the RIC Conversion, Interests became represented by units (“Units”), and each Member in the TI 2 Fund was issued Units with an aggregate net asset value (“NAV”) equivalent to the NAV of the Interests previously held by such Member. Upon RIC Conversion, the TI 2 Fund issued 6.797.288 Units with an aggregate value of $6,719,227 to Members in the TI 2 Fund.
The financial statements of the Company, including the Company's Schedule of Investments, are attached to this report and should be read in conjunction with the TI 2 Fund’s financial statements. The percentage of the Company’s net assets owned by the TI 2 Fund at March 31, 2012 was 1.70%.
Bank of America Capital Advisors LLC (the “Adviser”) serves as the investment adviser of the Company and the management services provider of the TI 2 Fund. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and is registered under the Investment Advisers Act of 1940, as amended. Bank of America is a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. The Adviser provides various management and administrative services to the Company and the TI 2 Fund.

7

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
The TI 2 Fund’s Board of Managers (the “Board”) has overall responsibility to manage and supervise the operations of the TI 2 Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the TI 2 Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the TI 2 Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation. The Board has engaged the Adviser to manage the day-to-day operations of the TI 2 Fund.
Subscriptions for Units in the TI 2 Fund by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. The TI 2 Fund may, from time to time, offer to repurchase Units from its Members pursuant to written tenders by the Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the TI 2 Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the TI 2 Fund offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter. Members can transfer or assign Units only under certain limited circumstances. Member repurchases are recognized as liabilities when the amount becomes fixed. This generally will occur on the last day of a fiscal period. Prior to January 1, 2012, as of the last day of each calendar month, the TI 2 Fund allocated net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).
2.	Significant Accounting Policies
a. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the TI 2 Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.
b. Recent Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the TI 2 Fund’s financial statements.

8

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
c. Fund Expenses
The TI 2 Fund bears its own expenses and, indirectly, bears a pro rata portion of the Company’s expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial and escrow fees; fees paid to the TI 2 Fund’s and the Company’s administrator; costs of insurance; management fees and advisory fees; the fees and travel expenses and other expenses of the TI 2 Fund’s and the Company’s Boards; all costs with respect to communications regarding the TI 2 Fund’s and the Company’s transactions between the Adviser and any custodian or other agent engaged by the TI 2 Fund; and other types of expenses approved by the TI 2 Fund’s or the Company’s Boards. Expenses, including incentive fees and allocations, allocated to the Company attributable to its investments in the Portfolio Funds are not broken out separately on the accompanying Statement of Operations of the TI 2 Fund, and are not included in the expense ratios shown in the accompanying Financial Highlights of the TI 2 Fund. The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the accompanying Statement of Operations.
The Adviser and the TI 2 Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the TI 2 Fund as described below, waive fees or pay or absorb expenses of the TI 2 Fund (including the TI 2 Fund’s share of the ordinary operating expenses of the Company, but excluding any fees, expenses and incentive allocations of the Portfolio Funds) to the extent necessary to limit the ordinary operating expenses of the TI 2 Fund (including the TI 2 Fund’s share of the ordinary operating expenses of the Company, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the TI 2 Fund and the Company) to 2.34% per annum of the TI 2 Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the TI 2 Fund’s expenses, the TI 2 Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the TI 2 Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement was initially in effect until December 31, 2010 and automatically continues in effect from year to year unless terminated by the Adviser or the TI 2 Fund. Neither the Adviser nor the TI 2 Fund has terminated the Expense Limitation Agreement at December 31, 2010.

9

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
At March 31, 2011, the cumulative expenses over the Expense Limitation that had not yet been paid by the Adviser totaled $119,924. The amount was recorded as a receivable in the Statement of Assets and Liabilities at March 31, 2011, but was settled prior to March 31, 2012. For the year ended March 31, 2012, the TI 2 Fund incurred $269,469 of total expenses, $253,794 of which was subject to the Expense Limitation Agreement. The TI 2 Fund was responsible for bearing $161,471 of the total expenses based on the provisions of the Expense Limitation Agreement, resulting in $92,323 of expenses over the Expense Limitation. For the year ended March 31, 2012, the Adviser has reimbursed the TI 2 Fund $25,945 of the total expenses in excess of the Expense Limitation, resulting in an amount due from the Adviser equal to $66,377 at March 31, 2012, which has been recorded as a receivable in the Statement of Assets and Liabilities. The TI 2 Fund will continue to carry forward the reimbursable expenses until they are reimbursed to the Adviser or expire. Of the cumulative reimbursable expense amount in effect at March 31, 2012, $119,924 will expire on March 31, 2014 and $92,323 will expire on March 31, 2015. Reimbursement of expenses carried forward is dependent on future levels of the TI 2 Fund's Net Assets and expenses of the TI 2 Fund and the Company.
d. Income Taxes and Distributions
Through December 31, 2011, the TI2 Fund was taxed as a partnership. Accordingly, no provision for the payment of federal, state or local income taxes was recorded by the TI2 Fund for the period April 1, 2011 through December 31, 2011. The TI2 Fund had a tax year end of December 31, and for each such tax year, each Member was individually required to report on its own tax return its share of the TI2 Fund’s taxable income or loss.
Effective January 1, 2012, the TI2 Fund is treated as an association taxable as a corporation and intends to qualify as a RIC and to distribute substantially all of the TI2 Fund's taxable earnings to its Members. Therefore, no provision for Federal income taxes on income is recorded in the financial statements of the TI2 Fund, other than that allocated to the TI2 Fund from the Company. The ability of the TI 2 Fund to qualify as a RIC is dependent upon the Company's qualification as a RIC. Qualification as a RIC requires that the TI2 Fund meet certain asset diversification, income distribution and nature of gross income requirements. The TI2 Fund is subject to the risk that, due to the investment activities of the Portfolio Funds held by the Company and other factors, it may not so qualify in some periods. Should the TI2 Fund fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates.
Effective as of January 1, 2012, the TI2 Fund also changed its tax year end from December 31 to October 31.

10

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
Cost Basis
At March 31, 2012, gross unrealized appreciation and depreciation of investment in the Company by the TI 2 Fund based on cost for federal income tax purposes was as follows:
Cost of Investment	$6,999,468
Gross Unrealized Appreciation	$-
Gross Unrealized Depreciation	(423,420)
Net Unrealized Depreciation	(423,420)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:
Undistributed ordinary loss	$(2,417)
Undistributed long-term capital gains	-
Tax accumulated earnings	(2,417)
Accumulated capital and other losses - Unrealized depreciation	(423,420)
Total accumulated earnings	$(425,837)
Distribution Policy
Effective January 1, 2012, the TI 2 Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") that are applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its Members. The TI 2 Fund will make distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. Distributions to Members are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the TI 2 Fund. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. There were no distributions paid to investors during the period from April 1, 2011 through March 31, 2012.

11

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
The TI 2 Fund has established a program for the automatic reinvestment of distributions in the TI 2 Fund. Unless the TI 2 Fund is informed otherwise, each Member will be enrolled automatically in the reinvestment program. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. A Member may, at any time, elect to have dividends or distributions paid in cash, rather than reinvest in additional Units (provided that a minimum account balance of $50,000 as of the date that the TI 2 Fund values Units for repurchase is maintained).
The amount of any dividends the TI 2 Fund pays may vary over time, depending on market conditions, the composition of the Company’s investment portfolio, the expenses borne by the Units, any distributions made to the Company by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Company by Subchapter M under the Code. Nonetheless, the TI 2 Fund cannot guarantee that it will pay any dividends or other distributions.
The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the TI 2 Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the TI 2 Fund is required to analyze tax positions expected to be taken in the TI 2 Fund's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2012, the TI 2 Fund did not have a liability for any federal income or excise taxes owed with respect to tax years ending on or before December 31, 2011. The TI 2 Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months. Each of the TI 2 Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
e. Other
Cash and cash equivalents consist of amounts maintained in a Bank of New York Mellon account.
Prior to January 1, 2012, the TI 2 Fund recorded its proportionate share of the Company's investment income, expenses and realized and unrealized gains and losses as allocated by the Company.
The TI 2 Fund issues Units at their offering price, which is equal to the NAV per Unit. The NAV of the TI 2 Fund will be computed as of the close of business on the last day of each month. The TI 2 Fund's NAV is the value of the TI 2 Fund's assets less its liabilities, and its NAV per Unit equals that NAV divided by the number of then issued and outstanding Units.
3. Portfolio Valuation
The net asset value of the TI 2 Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the TI 2 Fund’s Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.

12

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
The TI 2 Fund records its investment in the Company at fair value. The TI 2 Fund’s investment in the Company is represented by the TI 2 Fund’s proportionate interest in the Company’s net assets at March 31, 2012. The valuation of investments held by the Company is discussed in the notes to the Company’s financial statements, which are attached to this report.
4. Management Fee
The Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of investment managers. Further, the Adviser provides certain management and administrative services to the TI 2 Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, pursuant to a management agreement between the TI 2 Fund and the Adviser (the “Management Agreement”), the TI 2 Fund pays the Adviser a quarterly management fee in arrears at an annual rate of 0.50% based on the TI 2 Fund’s net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date. For the year ended March 31, 2012, the management fee was $34,344, $8,399 of which was payable as of March 31, 2012.
5. Related Party Transactions and Other
As of March 31, 2012, three Members owned in the aggregate approximately 36.70% of the TI 2 Fund's total Net Assets and are deemed "affiliated persons" (as defined in the 1940 Act) (the "Affiliated Members"). The affiliation between the Affiliated Members and the TI 2 Fund is based solely on the percentage of ownership.
Affiliates of the Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.
The Board is made up of five Managers who are not “interested persons”, as defined by Section 2(a)(19) of the 1940 Act, of the TI 2 Fund (the “Disinterested Managers”). Compensation to the Board is paid and expensed by the Company and allocated pro-rata to the TI 2 Fund. All Disinterested Managers may be reimbursed for expenses of attendance at each meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers.

13

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as the servicing agent and as the placement agent of the TI 2 Fund (the “Servicing Agent” or the “Placement Agent”). The Servicing Agent is an indirect subsidiary of Bank of America and an affiliate of the Adviser.
The TI 2 Fund has entered into a member servicing agreement with the Servicing Agent to provide (or arrange for provision of) ongoing Member and account maintenance services. As consideration for these services, the TI 2 Fund pays a quarterly servicing fee (the “Servicing Fee”) to the Servicing Agent at an annual rate of 0.25% of the net assets of the TI 2 Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date). For the year ended March 31, 2012, the Servicing Fee was $17,172, of which $4,200 was payable as of March 31, 2012.
Investors may be charged a placement fee (the “Placement Fee”) on Interests placed by the Placement Agent of up to 2.50% of the investment amount. The Placement Fee is paid to the Placement Agent. The Placement Fee may be waived for certain investors.
The TI 2 Fund has retained J. D. Clark & Company (the “Administrator”) to provide accounting and certain administrative and investor services to the TI 2 Fund. The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation.
BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) provides custodial services to the TI 2 Fund.
6. Net Assets
Unit transactions for the period January 1, 2012 through March 31, 2012 were as follows:
Units outstanding at beginning of year	-
Units issued upon RIC Conversion	6,797.289
Units issued	-
Units redeemed	(272.894)
Units outstanding at end of year	6,524.395
7. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Portfolio Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company’s liability with respect to its investments in the Portfolio Funds is generally limited to the net asset value of its interest in each Portfolio Fund.

14

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
Because the Company is a closed-end investment company, Units are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Units at the NAV per Unit, Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Company, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Units. Because the Company’s investments in the Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases. Members whose Units are accepted for repurchase also bear the risk that the TI 2 Fund's NAV per Unit may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Units are valued for the purpose of repurchase.
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash. This situation may arise due to circumstances outside of the Company's control, such as a general market disruption or an operational problem affecting the Company or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.
The Company’s capital investment in the Portfolio Funds can be withdrawn on a limited basis. This may limit the ability of the Company to provide liquidity to the TI 2 Fund, and the TI 2 Fund may not be able to liquidate quickly some of its investment in the Company in order to meet liquidity requirements.
8. Guarantees
In the normal course of business, the TI 2 Fund enters into contracts that provide general indemnifications. The TI 2 Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the TI 2 Fund and, therefore, cannot be established; however, based on experience, the risk of loss from any such claims is considered remote.
9. Subsequent Events
The TI 2 Fund has evaluated all subsequent events through the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.

15

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
On March 30, 2012, the TI 2 Fund announced a tender offer to purchase up to $700,000 of outstanding Units from Members. The NAV of the Units will be calculated for this purpose on June 30, 2012. The tender offer expired on April 26, 2012.
On May 4, 2012, the TI 2 Fund paid $264,848 for 272.894 Units repurchased from Members on March 31, 2012.
Subsequent to March 31, 2012, the Adviser reimbursed the TI2 Fund $66,377 of expenses pursuant to the Expense Limitation Agreement. The reimbursement amount is reflected on the Statement of Assets and Liabilities as Due from Adviser.

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Fund Management (Unaduited)
March 31, 2012
Information pertaining to the Board and officers of the TI 2 Fund is set forth below:
Number of
	Position(s)	Term of Office		Portfolios in
	Held with the	and Length of	Principal Occupation During Past Five Years and Other	Fund Complex
Name, Address and Age	Company	Time Served	Directorships Held	Overseen by

Disinterested Managers

Alan Brott c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	Manager	Term Indefinite; Length- since August 2009
Consultant (since 10/91); Associate Professor, Columbia University Graduate School of Business (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC, and a director of Stone Harbor Investment Funds (3 funds) and Emerging Markets Income Fund.
8

John C. Hover II c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1943)	Manager	Term Indefinite; Length- since August 2009	Former Executive Vice President of U.S. Trust Company (retired since 2000). Mr. Hover serves as a manager of Excelsior Multi- Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of Tw eedy, Brow ne Fund, Inc.	9

16

Victor F. Imbimbo, Jr. c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager	Term Indefinite; Length- since August 2009
President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA/WorldHealth, a division of TBWA Worldwide, where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Multi- Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of Vertical Branding, Inc.
9

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Fund Management (Unaduited) continued
March 31, 2012
Stephen V. Murphy c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager	Term Indefinite; Length- since August 2009
President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi- Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and Excelsior Venture Partners III, LLC, and a director of The First of Long Island Corporation, The First National Bank of Long Island and former director of Bow ne & Co., Inc. (1/06 to 11/10).
9

Thomas G. Yellin c/o Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	Manager	Term Indefinite; Length- since August 2009
President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC New s (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC and a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC.
8

17

Num ber of
Portfolios in
	Position(s)	Term of Office		Fund Com plex
	Held with the	and Length of		Overseen by
Name, Address and Age	Com pany	Time Served	Principal Occupation During Past Five Years	Manager

Officers who are not Managers

Spencer Boggess One Bryant Park New York, NY 10036 (Born 1967)	Chief Executive Officer	Term Indefinite; Length - since August 2009
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); President and Chief Executive Officer of Bank of America Capital Advisors LLC (4/10 to present); President and Chief Executive Officer of U.S. Trust Hedge Fund Management, Inc.; Portfolio Manager of the Company (7/03 to present).
N/A

Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term Indefinite; Length - since August 2009
Managing Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (7/07 to present); Director, Chief Financial Officer and Treasurer (10/07 to 3/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.; Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).
N/A

18

Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Fund Management (Unaduited) continued
March 31, 2012
Mohan Badgujar One Bryant Park New York, NY 10036 (Born 1958)	Chief Operating Officer	Term Indefinite; Length - since August 2009
Director, GWIM Alternative Investments Group, Bank of America (7/07 to present); Senior Vice President of Bank of America Capital Advisors LLC (04/10 to present);Vice President of U.S. Trust Hedge Fund Management, Inc. (10/05 to 03/10); Managing Partner of Blue Hill Capital Partners LLC (10/03 to 10/05) (registered investment adviser).
N/A

Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term Indefinite; Length - since August 2009
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
N/A

Fred Wofford 100 Federal Street Boston, MA 02110 (Born 1955)	Chief Compliance Officer	Term Indefinite; Length - since April 2011
Compliance Risk Executive, GWIM Alternative Investments, Bank of America (6/08 to present); Compliance Risk Executive, Columbia Management Advisors and the Columbia Funds, Bank of America (6/05 to 6/08); Head of Operations, Liberty Asset Management, Inc. (now , Banc of America Investment Advisors, Inc.) and the Liberty All-Star Funds, Bank of America/Fleet (3/03 to 5/05).
N/A
All officers of the TI 2 Fund are employees and/or officers of the Adviser.
The Offering Memorandum of the TI 2 Fund includes additional information about the managers of the TI 2 Fund and is available upon request.

19

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS (TE 2), LLC
Financial Statements
With Report of Independent Registered Public Accounting Firm
Year Ended March 31, 2012
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Financial Statements
Year Ended March 31, 2012
The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 637-2587.
A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 921-7951 and on the Commission’s website at http://www.sec.gov.
Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 637-2587, and on the Commission’s website at http://www.sec.gov.

[Missing Graphic Reference]

Report of Independent Registered Public Accounting Firm
To the Board of Managers and Members of
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC (the "Fund") at March 31, 2012, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers
May 30, 2012
PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Statement of Assets and Liabilities
March 31, 2012
ASSETS
Investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, at fair value	$8,496,936
Cash and cash equivalents	258,601
Due from Adviser (see Note 2c)	68,450
Other assets	3,384
Total Assets	8,827,371
LIABILITIES
Repurchase of Members' units payable	116,534
Professional fees payable	52,667
Management fee payable	10,459
Administration fees payable	5,375
Servicing fees payable	5,229
Other liabilities	3,120
Total Liabilities	193,384
Composition of Net Assets
Paid-in capital	8,106,474
Accumulated net investment loss*	(87,670)
Accumulated net realized loss on investment transactions*	314,586
Accumulated net unrealized appreciation on investment	300,597
Net Assets	$8,633,987
Net Asset Value Per Unit (based on 8,845.084 units outstanding)	$976.134
* Attributable to the period from January 1, 2012 through March 31, 2012. Prior to January 1, 2012, Net Assets included net subscriptions, cumulative net investment income/(loss), cumulative net realized gain/(loss), and accumulated unrealized appreciation from investments in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

2

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Statement of Operations
Year Ended March 31, 2012
NET INVESTMENT LOSS ALLOCATED FROM:
Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.
Interest	$34
Expenses	(183,222)
Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Interest	-
Expenses	(34,660)
Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	(217,848)
Fund Income
Interest	23
Fund Expenses
Professional fees	69,748
Management fee	44,794
Other fees	24,108
Servicing fees	22,397
Administration fees	21,500
Total Fund Expenses	182,547
Net Investment Loss before Expense Limitation Reimbursement	(400,372)
Expense Limitation Reimbursement	102,785
Net Investment Loss	(297,587)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM:
Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.
Net realized gain on investment	252,646
Net change in accumulated unrealized appreciation on investment	(557,118)
Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC
Net realized gain on investment	314,586
Deferred taxes on realized gains	(2,797)
Net realized gains, net of deferred taxes	311,789
Net change in accumulated unrealized appreciation on investment	23,468
Net realized and unrealized gain on investments allocated from Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, net of deferred taxes	30,785
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(266,802)
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

3

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Statement of Changes in Net Assets
	For the year ended March 31, 2012	For the year ended March 31, 2011
OPERATIONS
Net investment loss	$(297,587)	$(217,036)
Net realized gain on investments, net of deferred taxes	564,435	87,384
Net change in accumulated unrealized appreciation on investments	(533,650)	230,071
Increase (decrease) in net assets resulting from operations	(266,802)	100,419
CAPITAL TRANSACTIONS*
Members' subscriptions	415,313	9,316,255
Members' redemptions	(910,071)	(72,989)
Proceeds from units issued	148,500	-
Payments for units repurchased	(96,638)	-
Increase (decrease) in net assets resulting from capital transactions	(442,896)	9,243,266
Net increase (decrease) in net assets	(709,698)	9,343,685
NET ASSETS AT BEGINNING OF YEAR	9,343,685	-
NET ASSETS AT END OF YEAR	$8,633,987	$9,343,685
*In connection with the TE 2 Fund's conversion to a regulated investment company, the TE 2 Fund's Interests became represented by Units on January 1, 2012 (see Note 1 for additional information).
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

4

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Statement of Cash Flows
Year Ended March 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(266,802)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized appreciation on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.	557,118
Net change in accumulated unrealized appreciation on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	(23,468)
Net realized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.	(252,646)
Net realized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, net of deferred taxes	(311,789)
Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.	183,188
Net investment loss allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	34,660
Purchases of investment in Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.	(562,385)
Proceeds from sales of investment in Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.	840,420
Proceeds from sales of investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	142,639
Decrease in operating assets:
Due from Adviser	101,072
Other assets	4,332
Increase (decrease) in operating liabilities:
Management fee payable	(22,517)
Professional fees payable	6,221
Administration fees payable	5,375
Other liabilities	(600)
Servicing fees payable	(532)
Net Cash Provided by Operating Activities	434,286
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from members' subscriptions/ sales of units	563,813
Payments for members' withdrawals/units repurchased	(963,163)
Net Cash Used in Financing Activities	(399,350)
Net increase in cash and cash equivalents	34,936
Cash and cash equivalents at beginning of year	223,665
Cash and Cash Equivalents at End of Year	$258,601
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

5

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Statement of Cash Flows (continued)
Year Ended March 31, 2012
Supplementary Disclosure of Non-Cash Information
Proceeds from sale of investment in Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.*	$8,338,978
Purchase of investment in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC*	8,338,978
Non-cash Members' transfers	4,278,297
* On January 1, 2012, the TE 2 Fund was compulsory redeemed from Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. and was issued Units of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, as a result of the RIC Conversion (see Note 1 for additional information).
The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Financial Highlights
The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:
For the period from January 1, 2012 to March 31, 2012*
Per Unit Operating Performance
Beginning net asset value	$946.082
Net increase in net assets resulting from operations:
Net investment loss	(8.303)
Net realized and unrealized gain on investment allocated from Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC	38.355
Net change in net assets resulting from operations	30.052
Ending net asset value	$976.134

	For the year ended March 31, 2012*	For the year ended March 31, 2011 **
Net assets, end of period	$8,633,987	$9,343,685
Ratio of net investment loss to average net assets (a) (b)	(3.34)%	(3.43)%
Ratio of total expenses before tax expense to average net assets (b) (c) (d) (e)	4.45%	6.14%
Ratio of total expenses to average net assets (b) (c) (d)	4.48%	6.14%
Ratio of net expenses to average net assets (b) (c)	3.34%	3.46%
Total return (f)	(2.52)%	0.13%
*	The TE 2 Fund was reorganized to a regulated investment company for tax purposes on January 1, 2012. Prior to January 1, 2012, the interests in the TE 2 Fund were not unitized.
**	The TE 2 Fund commenced operations on April 1, 2010.
(a)
The ratio reflects the income and expenses including the TE 2 Fund’s proportionate share of income and expenses of Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.

(b)	Average net assets is determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(c)
The ratio reflects the expenses, excluding placement fees, if any, and including the TE 2 Fund’s proportionate share of the expenses of Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. and Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC.

6

(d)	The ratio is before any expense limitation reimbursement per the Expense Limitation Agreement.
(e)
The ratio is before the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from the TE 2 Fund's proportionate share of Excelsior Multi-Strategy 1099 Blocker Fund, LLC's income tax expense.

(f)
Total return assumes a purchase of a unit (or an interest) in the TE 2 Fund on the first day and a sale of a unit (or an interest) on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.

The accompanying notes and attached audited financial statements of Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC are an integral part of these financial statements.

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements
March 31, 2012
1. Organization
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC (the “TE 2 Fund”), was organized as a limited liability company under the laws of Delaware on July 24, 2009, and commenced operations on April 1, 2010. The TE 2 Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The TE 2 Fund’s investment objective is to seek capital appreciation. The TE 2 Fund pursues its investment objective by investing substantially all of its assets in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the “Company”), a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in a diverse group of private investment funds (the “Portfolio Funds”) that primarily invest or trade in a wide range of equity and debt securities. There can be no assurance that the investment objectives of the Company or the TE 2 Fund will be achieved. The investment managers of the Portfolio Funds in which the Company invests generally conduct their investment programs through these Portfolio Funds. The Company invests in the Portfolio Funds as a limited partner or member along with other investors.
Prior to January 1, 2012, the TE 2 Fund pursued its investment objective by investing substantially all of its assets in Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd. (the "Ltd 2 Fund"), a Cayman Islands exempted company. The Ltd 2 Fund pursued its investment objective by investing substantially all of its assets in the Company.
In connection with the Company’s conversion to be treated as an association taxable as a corporation and its intention to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended, for tax purposes (the “RIC Conversion”), the master/feeder structure was streamlined to remove the Ltd 2 Fund from the structure, since the Company, upon the RIC Conversion, no longer passes through income that could have a detrimental impact to U.S. tax-exempt investors in the TE 2 Fund. Effective January 1, 2012, the Ltd 2 Fund compulsorily redeemed all investors in the Ltd 2 Fund. The TE 2 Fund received an in-kind redemption of its pro rata portion of the interest in the Company held by the Ltd 2 Fund and thus became direct investor in the Company. The Boards of the Company and the TE 2 Fund have approved the in-kind redemption.
Prior to January 1, 2012, the TE 2 Fund was taxed as a partnership. Effective January 1, 2012, the TE 2 Fund is treated as an association taxable as a corporation and intends to qualify as a RIC for tax purposes. Prior to the RIC Conversion, members in the TE 2 Fund (“Members”) held limited liability company interests (“Interests”) in the TE 2 Fund that were not unitized for financial reporting purposes. Upon the RIC Conversion, Interests became represented by units ("Units"), and each Member in the TE 2 Fund was issued Units with an aggregate net asset value (“NAV”) equivalent to the NAV of the Interests previously held by such Member. Upon RIC Conversion, the TE 2 Fund issued 8,791.599 Units with an aggregate value of $8,317,574 to Members in the TE 2 Fund.

7

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
The financial statements of the Company, including the Company’s Schedule of Investments, are attached to this report and should be read in conjunction with the TE 2 Fund’s financial statements. The percentage of the Company’s net assets owned by the TE 2 Fund at March 31, 2012 was 2.19%.
Bank of America Capital Advisors LLC (the “Adviser”) serves as the investment adviser of the Company and the management services provider of the TE 2 Fund. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and is registered under the Investment Advisers Act of 1940, as amended. Bank of America is a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. The Adviser provides various management and administrative services to the Company and the TE 2 Fund.
The TE 2 Fund’s Board of Managers (the “Board”) has overall responsibility to manage and supervise the operations of the TE 2 Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the TE 2 Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the TE 2 Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation. The Board has engaged the Adviser to manage the day-to-day operations of the TE 2 Fund.
Subscriptions for Units in the TE 2 Fund by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. The TE 2 Fund may, from time to time, offer to repurchase Units from its Members pursuant to written tenders by the Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the TE 2 Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the TE 2 Fund offer to repurchase Units from Members four times each year, effective as of the last day of each calendar quarter. Members can transfer or assign Units only under certain limited circumstances. Member repurchases are recognized as liabilities when the amount becomes fixed. This generally will occur on the last day of a fiscal period. Prior to January 1, 2012, as of the last day of each calendar month, the TE 2 Fund allocated net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).

8

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
2.	Significant Accounting Policies
a. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the TE 2 Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.
b. Recent Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the TE 2 Fund’s financial statements.
c. Fund Expenses
The TE 2 Fund bears its own expenses and, indirectly, bears a pro rata portion of the Company’s expenses (and prior to January 1, 2012, the Ltd 2 Fund's expenses) incurred in the course of business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial and escrow fees; fees paid to the TE 2 Fund’s, the Ltd 2 Fund’s and the Company’s administrator; costs of insurance; management fees and advisory fees; the fees and travel expenses and other expenses of the TE 2 Fund’s, the Ltd 2 Fund’s and the Company’s Boards; all costs with respect to communications regarding the TE 2 Fund’s, the Ltd 2 Fund’s and the Company’s transactions between the Adviser and any custodian or other agent engaged by the TE 2 Fund; and other types of expenses approved by the TE 2 Fund’s, the Ltd 2 Fund’s or the Company’s Boards. Expenses, including incentive fees and allocations, allocated to the Company attributable to its investments in the Portfolio Funds are not broken out separately on the accompanying Statement of Operations of the TE 2 Fund, and are not included in the expense ratios shown in the accompanying Financial Highlights of the TE 2 Fund. The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the accompanying Statement of Operations.

9

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
The Adviser and the TE 2 Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the TE 2 Fund as described below, waive fees or pay or absorb expenses of the TE 2 Fund (including the TE 2 Fund’s share of the ordinary operating expenses of the Ltd 2 Fund and the Company, but excluding any fees, expenses and incentive allocations of the Portfolio Funds) to the extent necessary to limit the ordinary operating expenses of the TE 2 Fund (including the TE 2 Fund’s share of the ordinary operating expenses of the Ltd 2 Fund and the Company, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the TE 2 Fund, the Ltd 2 Fund and the Company) to 3.00% per annum of the TE 2 Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the TE 2 Fund’s expenses, the TE 2 Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the TE 2 Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement was initially in effect until December 31, 2010 and automatically continues from year to year thereafter unless terminated by the Adviser or the TE 2 Fund. Neither the Adviser nor the TE 2 Fund has terminated the Expense Limitation Agreement at December 31, 2011.
At March 31, 2011, the cumulative expenses over the Expense Limitation that had not yet been paid by the Adviser totaled $169,522. This amount was recorded as a receivable in the Statement of Assets and Liabilities as of March 31, 2011, but was settled prior to March 31, 2012. For the year ended March 31, 2012, the TE 2 Fund incurred $403,158 of total expenses, $372,539 of which was subject to the Expense Limitation Agreement. The TE 2 Fund was responsible for bearing $269,784 of the total expenses based on the provisions of the Expense Limitation Agreement, resulting in $102,785 of expenses over the Expense Limitation. For the year ended March 31, 2012, the Adviser has reimbursed the TE 2 Fund $34,335 of the total expenses in excess of the Expense Limitation, resulting in an amount due from the Adviser equal to $68,450 at March 31, 2012, which has been recorded as a receivable in the Statement of Assets and Liabilities. The TE 2 Fund will continue to carry forward the reimbursable expenses until they are reimbursed to the Adviser or expire. Of the cumulative reimbursable expense amount in effect at March 31, 2012, $169,522 will expire on March 31, 2014 and $102,785 will expire on March 31, 2015. Reimbursement of expenses carried forward is dependent on future levels of the TE 2 Fund's Net Assets and expenses of the TE 2 Fund and the Company.

10

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
d. Income Taxes and Distributions
Through December 31, 2011, The TE 2 Fund was taxed as a partnership. Accordingly, no provision for the payment of federal, state or local income taxes was recorded by the TE 2 Fund for the period April 1, 2011 through December 31, 2011. The TE 2 Fund had a tax year end of December 31, and for each such tax year, each Member was individually required to report on its own tax return its share of the TE 2 Fund’s taxable income or loss.
Effective January 1, 2012, the TE 2 Fund is treated as an association taxable as a corporation and intends to qualify as a RIC and to distribute substantially all of the TE 2 Fund's taxable earnings to its Members. Therefore, no provision for Federal income taxes on income is recorded in the financial statements of the TE 2 Fund, other than that allocated to the TE 2 Fund from the Company. The ability of the TE 2 Fund to qualify as a RIC is dependent upon the Company's qualification as a RIC. Qualification as a RIC requires that the TE 2 Fund meet certain asset diversification, income distribution and nature of gross income requirements. The TE 2 Fund is subject to the risk that, due to the investment activities of the Portfolio Funds held by the Company and other factors, it may not so qualify in some periods. Should the TE 2 Fund fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates.
Effective as of January 1, 2012, the TE 2 Fund also changed its tax year end from December 31 to October 31.
Cost Basis
At March 31, 2012, gross unrealized appreciation and depreciation of investment in the Company by the TE 2 Fund based on cost for federal income tax purposes was as follows:
Cost of Investment	$9,030,586
Gross Unrealized Appreciation	$-
Gross Unrealized Depreciation	(533,650)
Net Unrealized Depreciation	(533,650)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

11

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
Undistributed ordinary loss	$(2,996)
Undistributed long-term capital gains	-
Tax accumulated earnings	(2,996)
Accumulated capital and other losses - Unrealized appreciation	(533,650)
Total accumulated earnings	$(536,646)
Distribution Policy
Effective January 1, 2012, the TE 2 Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") that are applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its Members. The TE 2 Fund will make distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. Distributions to Members are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the TE 2 Fund. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. There were no distributions paid to investors during the period from April 1, 2011 through March 31, 2012.
The TE 2 Fund has established a program for the automatic reinvestment of distributions in the TE 2 Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. A Member has an option to elect to receive cash distributions rather than reinvest in additional Units (provided that a minimum account balance of $50,000 as of the date that the TE 2 Fund values Units for repurchase is maintained).
The amount of any dividends the TE 2 Fund pays may vary over time, depending on market conditions, the composition of the Company’s investment portfolio, the expenses borne by the Units, any distributions made to the Company by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Company by Subchapter M under the Code. Nonetheless, the TE 2 Fund cannot guarantee that it will pay any dividends or other distributions.
The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the TE 2 Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the TE 2 Fund is required to analyze tax positions expected to be taken in the TE 2 Fund's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2012, the TE 2 Fund did not have a liability for any federal income or excise taxes owed with respect to tax years ending on or before December 31, 2011. The TE 2 Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months. Each of the TE 2 Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

12

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
e. Other
Cash and cash equivalents consist of amounts maintained in a Bank of New York Mellon account.
Prior to January 1, 2012, the TE 2 Fund recorded its proportionate share of the Company's income, expenses and realized and unrealized gains and losses as allocated by the Company.
The TE 2 Fund issues Units at their offering price, which is equal to the NAV per Unit. The NAV of the TE 2 Fund will be computed as of the close of business on the last day of each month. The TE 2 Fund's NAV is the value of the TE 2 Fund's assets less its liabilities, and its NAV per Unit equals that NAV divided by the number of then issued and outstanding Units.
3. Portfolio Valuation
The net asset value of the TE 2 Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the TE 2 Fund’s Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.
The TE 2 Fund records its investment in the Company at fair value. The TE 2 Fund’s investment in the Company is represented by the TE 2 Fund’s proportionate interest in the Company's net assets at March 31, 2012. The valuation of investments held by the Company is discussed in the notes to the Company’s financial statements, which are attached to this report.

13

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
4. Management Fee
The Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of investment managers. Further, the Adviser provides certain management and administrative services to the TE 2 Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, pursuant to a management agreement between the TE 2 Fund and the Adviser (the “Management Agreement”), the TE 2 Fund pays the Adviser a quarterly management fee in arrears at an annual rate of 0.50% based on the TE 2 Fund’s net assets on the first business day of each quarter after adjustment for any subscriptions effective on that date. For the year ended March 31, 2012, the management fee was $44,794, $10,459 of which was payable as of March 31, 2012.
5. Related Party Transactions and Other
As of March 31, 2012, four Members owned in the aggregate approximately 51.67% of the TE 2 Fund's total Net Assets and are deemed "affiliated persons" (as defined in the 1940 Act) (the "Affiliated Members"). The affiliation between the Affiliated Members and the TE 2 Fund is based solely on the percentage of ownership.
Affiliates of the Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.
The Board is made up of five Managers who are not “interested persons”, as defined by Section 2(a)(19) of the 1940 Act, of the TE 2 Fund (the “Disinterested Managers”). Compensation to the Board is paid and expensed by the Company and allocated pro-rata to the TE 2 Fund. All Disinterested Managers may be reimbursed for expenses of attendance at each meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers.
Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as the servicing agent and as the placement agent of the TE 2 Fund (the “Servicing Agent” or the “Placement Agent”). The Servicing Agent is an indirect subsidiary of Bank of America and an affiliate of the Adviser.
The TE 2 Fund has entered into a member servicing agreement with the Servicing Agent to provide (or arrange for provision of) ongoing Member and account maintenance services. As consideration for these services, the TE 2 Fund pays a quarterly servicing fee (the “Servicing Fee”) to the Servicing Agent at an annual rate of 0.25% of the net assets of the TE 2 Fund determined as of the start of business on the first business day of each calendar quarter (after adjustment for any subscriptions effective on that date). For the year ended March 31, 2012, the Servicing Fee was $22,397, of which $5,229 was payable as of March 31, 2012.
Investors may be charged a placement fee (the “Placement Fee”) on Interests placed by the Placement Agent of up to 2.50% of the investment amount. The Placement Fee is paid to the Placement Agent. The Placement Fee may be waived for certain investors.

14

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
The TE 2 Fund has retained J. D. Clark & Company (the “Administrator”) to provide accounting and certain administrative and investor services to the TE 2 Fund. The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation.
BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) provides custodial services to the TE 2 Fund.
6. Net Assets
Unit transactions for the period January 1, 2012 through March 31, 2012 were as follows:
Units outstanding at beginning of year	-
Units issued upon RIC Conversion	8,791.599
Units issued	152.485
Units redeemed	(99.000)
Units outstanding at end of year	8,845.084
7. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Portfolio Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company’s liability with respect to its investments in the Portfolio Funds is generally limited to the net asset value of its interest in each Portfolio Fund.
Because the Company is a closed-end investment company, Units are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Units at the NAV per Unit, Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Company, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Units. Because the Company’s investments in the Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases. Members whose Units are accepted for repurchase also bear the risk that the TE 2 Fund's NAV per Unit may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Units are valued for the purpose of repurchase.

15

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Notes to Financial Statements (continued)
March 31, 2012
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash. This situation may arise due to circumstances outside of the Company's control, such as a general market disruption or an operational problem affecting the Company or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.
The Company’s capital investment in the Portfolio Funds can be withdrawn on a limited basis. This may limit the ability of the Company to provide liquidity to the TE 2 Fund, and the TE 2 Fund may not be able to liquidate quickly some of its investment in the Company in order to meet liquidity requirements.
8. Guarantees
In the normal course of business, the TE 2 Fund enters into contracts that provide general indemnifications. The TE 2 Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the TE 2 Fund and, therefore, cannot be established; however, based on experience, the risk of loss from any such claims is considered remote.
9. Subsequent Events
The TE 2 Fund has evaluated all subsequent events through the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.
On March 30, 2012, the TE 2 Fund announced a tender offer to purchase up to $850,000 of outstanding Units from Members. The NAV of the Units will be calculated for this purpose on June 30, 2012. The tender offer expired on April 26, 2012.
On May 4, 2012, the TE 2 Fund paid $91,805 for 99.000 Units repurchased from Members on March 31, 2012.
Subsequent to March 31, 2012, the Adviser reimbursed the TE 2 Fund $68,450 of expenses pursuant to the Expense Limitation Agreement. The reimbursement amount is reflected on the Statement of Assets and Liabilities as Due from Adviser.

16

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Fund Management (Unaudited)
March 31, 2012
Information pertaining to the Board and officers of the TE 2 Fund is set forth below:
Number of
	Position(s)	Term of Office		Portfolios in
	Held with the	and Length of	Principal Occupation During Past Five Years and Other	Fund Complex
Name, Address and Age	Company	Time Served	Directorships Held	Overseen by
Disinterested Managers
Alan Brott	Manager	Term Indefinite;	Consultant (since 10/91); Associate Professor, Columbia	8
c/o Excelsior Multi-Strategy		Length- since	University Graduate School of Business (since 2000); Former
Hedge Fund of Funds		August 2009	Partner of Ernst & Young. Mr. Brott serves as a manager of
(TE 2), LLC			Excelsior Multi-Strategy Hedge Fund of Funds Master Fund,
225 High Ridge Road			LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC,
Stamford, CT 06905			Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC,
(Born 1942)			Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC,
Excelsior Private Markets Fund II (Master), LLC, Excelsior
Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund
II (TE), LLC, Grosvenor Registered Multi-Strategy Master Fund,
LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC,
Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and
Grosvenor Registered Multi-Strategy Fund (TE), LLC, and a
director of Stone Harbor Investment Funds (3 funds) and
Emerging Markets Income Fund.
John C. Hover II	Manager	Term Indefinite;	Former Executive Vice President of U.S. Trust Company (retired	9
c/o Excelsior Multi-Strategy		Length- since	since 2000). Mr. Hover serves as a manager of Excelsior Multi-
Hedge Fund of Funds		August 2009	Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior
(TE 2), LLC			Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-
225 High Ridge Road			Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-
Stamford, CT 06905			Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Private
(Born 1943)			Markets Fund II (Master), LLC, Excelsior Private Markets Fund II
(TI), LLC, Excelsior Private Markets Fund II (TE), LLC and
Excelsior Venture Partners III, LLC, and a director of Tweedy,
Browne Fund, Inc.

17

Victor F. Imbimbo, Jr.	Manager	Term Indefinite;	President and CEO of Caring Today, LLC, the publisher of	9
c/o Excelsior Multi-Strategy		Length- since	Caring Today Magazine, the leading information resource within
Hedge Fund of Funds		August 2009	the family caregivers market; Former Executive Vice President
(TE 2), LLC			of TBWA\New York and Former President for North America
225 High Ridge Road			with TBWA/WorldHealth, a division of TBWA Worldwide, where
Stamford, CT 06905			he directed consumer marketing program development for
(Born 1952)			healthcare companies primarily within the pharmaceutical
industry. Mr. Imbimbo serves as a manager of Excelsior Multi-
Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior
Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-
Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-
Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Private
Markets Fund II (Master), LLC, Excelsior Private Markets Fund II
(TI), LLC, Excelsior Private Markets Fund II (TE), LLC and
Excelsior Venture Partners III, LLC, and a director of Vertical
Branding, Inc.

18

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Fund Management (Unaudited) Continued
March 31, 2012
Stephen V. Murphy	Manager	Term Indefinite;	President of S.V. Murphy & Co, Inc., an investment banking firm.	9
c/o Excelsior Multi-Strategy		Length- since	Mr. Murphy serves as a manager of Excelsior Multi-Strategy
Hedge Fund of Funds		August 2009	Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-
(TE 2), LLC			Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-
225 High Ridge Road			Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-
Stamford, CT 06905			Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Private
(Born 1945)			Markets Fund II (Master), LLC, Excelsior Private Markets Fund II
(TI), LLC, Excelsior Private Markets Fund II (TE), LLC and
Excelsior Venture Partners III, LLC, and a director of The First of
Long Island Corporation, The First National Bank of Long Island
and former director of Bowne & Co., Inc. (1/06 to 11/10).
Thomas G. Yellin	Manager	Term Indefinite;	President of The Documentary Group (since 6/06); Former	8
c/o Excelsior Multi-Strategy		Length- since	President of PJ Productions (from 8/02 to 6/06); Former
Hedge Fund of Funds		August 2009	Executive Producer of ABC News (from 8/89 to 12/02). Mr.
(TE 2), LLC			Yellin serves as a manager of Excelsior Multi-Strategy Hedge
225 High Ridge Road			Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy
Stamford, CT 06905			Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge
(Born 1954)			Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund
of Funds (TI 2), LLC, Excelsior Private Markets Fund II (Master),
LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior
Private Markets Fund II (TE), LLC and a director of Grosvenor
Registered Multi-Strategy Master Fund, LLC, Grosvenor
Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor
Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor
Registered Multi-Strategy Fund (TE), LLC.

19

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with the	and Length of		Overseen by
Name, Address and Age	Company	Time Served	Principal Occupation During Past Five Years	Manager
Officers who are not Managers
Spencer Boggess	Chief Executive	Term Indefinite;	Managing Director, GWIM Alternative Investments Group, Bank	N/A
One Bryant Park	Officer	Length - since	of America (7/07 to present); President and Chief Executive
New York, NY 10036		August 2009	Officer of Bank of America Capital Advisors LLC (4/10 to
(Born 1967)			present); President and Chief Executive Officer of U.S. Trust
Hedge Fund Management, Inc.; Portfolio Manager of the
Company (7/03 to present).
Steven L. Suss	Chief Financial	Term Indefinite;	Managing Director, GWIM Alternative Investments Group, Bank	N/A
225 High Ridge Road	Officer and	Length - since	of America (7/07 to present); Senior Vice President of Bank of
Stamford, CT 06905	Treasurer	August 2009	America Capital Advisors LLC (7/07 to present); Director, Chief
(Born 1960)			Financial Officer and Treasurer (10/07 to 3/10) and Senior Vice
President (6/07 to 3/10) of U.S. Trust Hedge Fund Management,
Inc.; Director (4/07 to 5/08), Senior Vice President (7/07 to
5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior
Vice President of U.S. Trust’s Alternative Investment Division
(4/07 to 6/07); Chief Financial Officer and Chief Compliance
Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).

20

Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Fund Management (Unaudited) Continued
March 31, 2012
Mohan Badgujar	Chief Operating	Term Indefinite;	Director, GWIM Alternative Investments Group, Bank of America	N/A
One Bryant Park	Officer	Length - since	(7/07 to present); Senior Vice President of Bank of America
New York, NY 10036		August 2009	Capital Advisors LLC (04/10 to present);Vice President of U.S.
(Born 1958)			Trust Hedge Fund Management, Inc. (10/05 to 03/10); Managing
Partner of Blue Hill Capital Partners LLC (10/03 to 10/05)
(registered investment adviser).
Marina Belaya	Secretary	Term Indefinite;	Assistant General Counsel, Bank of America (7/07 to present);	N/A
114 W. 47th Street		Length - since	Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07);
New York, NY 10036		August 2009	Vice President, Corporate Counsel, Prudential Financial (4/05 to
(Born 1967)			01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
Fred Wofford	Chief	Term Indefinite;	Compliance Risk Executive, GWIM Alternative Investments, Bank	N/A
100 Federal Street	Compliance	Length - since	of America (6/08 to present); Compliance Risk Executive,
Boston, MA 02110	Officer	April 2011	Columbia Management Advisors and the Columbia Funds, Bank
(Born 1955)			of America (6/05 to 6/08); Head of Operations, Liberty Asset
Management, Inc. (now, Banc of America Investment Advisors,
Inc.) and the Liberty All-Star Funds, Bank of America/Fleet (3/03
to 5/05).
All officers of the TE 2 Fund are employees and/or officers of the Adviser.
The Offering Memorandum of the TE 2 Fund includes additional information about the managers of the TE 2 Fund and is available upon request.

21

PART C- OTHER INFORMATION

Item 15.  Indemnification

Reference is made to Section 3.8 of Registrant's Limited Liability Company Agreement (the "Company Agreement"). Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

(1)           Certificate of Formation*.

(2)           Limited Liability Company Agreement**.

(3)           Not Applicable.

(4)           Agreement and Plan of Merger, filed herewith.

(5)           See Item 16.

(6)           Advisory Agreement, filed herewith.

(7)           Placement Agent Agreement, filed herewith.

(8)           Not Applicable.

(9)           Custodian Services Agreement*.

(10)           Not Applicable.

(11)           Opinion and consent of counsel as to legality of securities, filed herewith.

(12)           Opinion and consent of counsel supporting tax matters, to be filed by amendment as soon as practicable after closing.

(13)           Administration Agreement*

(14)           Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)           Not Applicable.

(16)           Power of Attorney, filed herewith.

* Previously filed with the Registrant's Registration Statement on Form N-2 with the Securities and Exchange Commission on October 4, 2000.
** Previously filed with the Registrant’s Registration Statement on Form N-2 with the Securities and Exchange Commission on August 25, 2000.

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 15th day of October, 2012.

EXCELSIOR MULTI-STRATEGY HEDGE FUND OF FUNDS MASTER FUND, LLC

By:	/s/ Spencer N. Boggess

Name: Spencer N. Boggess
Title: Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	Date
/s/ Alan Brott*	Manager	October 15, 2012
Alan Brott
/s/ John C. Hover II*	Manager	October 15, 2012
John C. Hover II
/s/ Victor F. Imbimbo, Jr.*	Manager	October 15, 2012
Victor F. Imbimbo, Jr.
/s/ Stephen V. Murphy*	Manager	October 15, 2012
Stephen V. Murphy
/s/ Thomas G. Yellin*	Manager	October 15, 2012
Thomas G. Yellin
/s/ Spencer N. Boggess*	Chief Executive Officer	October 15, 2012
Spencer N. Boggess
/s/ Steven L. Suss*	Chief Financial Officer	October 15, 2012
Steven L. Suss

* By: /s/ Marina Belaya________

  as Attorney-in-Fact and Agent pursuant to Power of Attorney

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION
(6)	Advisory Agreement
(7)	Placement Agent Agreement
(11)	Opinion of Counsel as to Legality of Shares
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Power of Attorney